UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	February 20, 2015 Annual Reports transmitted to shareholders.

December 31, 2014
William Blair Funds Annual Report

December 31, 2014	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2014

PERFORMANCE AS OF DECEMBER 31, 2014—CLASS N SHARES (Unaudited)

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3yr	5 yr	inception)	Date	Rating

Growth Fund
Class N	6.59	18.51	13.24	8.46	3/20/1946	****
Morningstar Large Growth	10.00	19.41	14.09	7.68		Among 1,528
Russell 3000® Growth Index	12.44	20.25	15.89	8.50		Large Growth Funds
S&P® 500 Index	13.69	20.41	15.45	7.67

Large Cap Growth Fund
Class N	14.29	21.61	14.97	7.09	12/27/1999	***
Morningstar Large Growth	10.00	19.41	14.09	7.68		Among 1,528
Russell 1000® Growth Index	13.05	20.26	15.81	8.49		Large Growth Funds

Large Cap Value Fund
Class N	8.35	19.06	—	17.77	10/24/2011	***
Morningstar Large Value	10.21	18.33	—	—		Among 1,106
Russell 1000® Value Index	13.45	20.89	—	20.16		Large Value Funds

Mid Cap Growth Fund
Class N	7.53	15.37	14.12	8.45	2/1/2006	***
Morningstar Mid-Cap Growth	7.00	18.21	14.76	—		Among 645
Russell MidCap® Growth Index	11.90	20.71	16.94	8.50		Mid-Cap Growth Funds

Mid Cap Value Fund
Class N	10.83	18.27	—	13.23	5/3/2010	***
Morningstar Mid-Cap Value	9.31	19.93	—	—		Among 421
Russell Midcap® Value Index	14.75	21.98	—	14.98		Mid-Cap Value Funds

Small-Mid Cap Growth Fund
Class N	8.33	19.81	16.06	9.91	12/29/2003	****
Morningstar Mid-Cap Growth	7.00	18.21	14.76	8.29		Among 645
Russell 2500TM Growth Index	7.05	20.47	17.27	9.37		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	4.66	16.89	—	18.31	12/15/2011	***
Morningstar Small Blend	3.79	17.85	—	—		Among 624
Russell 2500® Value Index	7.11	19.40	—	20.70		Small Blend Funds

Small Cap Growth Fund
Class N	2.62	22.81	13.28	6.62	12/27/1999	***
Morningstar Small Growth	2.44	18.07	15.53	8.05		Among 645
Russell 2000® Growth Index	5.60	20.14	16.80	8.54		Small Growth Funds

Small Cap Value Fund
Class N	4.49	17.75	14.75	7.97	12/23/1996	***
Morningstar Small Blend	3.79	17.85	14.61	7.55		Among 624
Russell 2000® Value Index	4.22	18.29	14.26	6.89		Small Blend Funds

Global Leaders Fund
Class N	3.76	13.71	11.33	2.56	10/15/2007	****
Morningstar World Stock	2.79	14.11	9.54	—		Among 881
MSCI ACW IMI (net)	3.84	14.30	9.48	2.34		World Stock Funds

December 31, 2014	William Blair Funds	3

PERFORMANCE AS OF DECEMBER 31, 2014—CLASS N SHARES (Unaudited)—CONTINUED

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3yr	5 yr	inception)	Date	Rating

Global Small Cap Growth Fund
Class N	4.93	—	—	16.86	4/10/2013	Not rated.
Morningstar World Stock	2.79	—	—	—
MSCI ACW Small Cap Index (net)	1.78	—	—	11.02

International Leaders Fund
Class N	(2.67)	—	—	9.84	8/16/2012	Not rated.
Morningstar Foreign Large Growth	(3.92)	—	—	—
MSCI ACW Ex-U.S. IMI (net)	(3.89)	—	—	8.38

International Equity Fund
Class N	(3.09)	10.83	5.64	3.67	5/24/2004	***
Morningstar Foreign Large Growth	(3.92)	10.84	6.13	5.11		Among 294
MSCI World Ex-U.S. Index (net)	(4.32)	10.47	5.21	4.64		Foreign Large Growth Funds

International Growth Fund
Class N	(3.19)	12.39	7.83	5.74	10/1/1992	****
Morningstar Foreign Large Growth	(3.92)	10.84	6.13	5.11		Among 294
MSCI ACW Ex-U.S. IMI (net)	(3.89)	9.22	4.71	5.37		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	(8.43)	11.62	8.99	6.41	11/1/2005	***
Morningstar Foreign Small/Mid Growth	(5.40)	13.65	9.63	—		Among 126
MSCI ACW Small Cap						Foreign Small/Mid Growth Funds
Ex-U.S. Index (net)	(4.03)	10.84	6.80	6.25

Emerging Markets Leaders Fund
Class N	2.17	6.87	—	3.29	5/3/2010	****
Morningstar Diversified Emerging Markets	(3.01)	4.65	—	—		Among 521 Diversified Emerging Markets Funds
MSCI Emerging Markets Index (net)	(2.19)	4.04	—	1.37

Emerging Markets Growth Fund
Class N	3.40	8.04	5.19	9.19	6/6/2005	*****
Morningstar Diversified Emerging Markets	(3.01)	4.65	1.81	—		Among 521 Diversified Emerging Markets Funds
MSCI Emerging Markets IMI (net)	(1.79)	4.46	1.93	8.54

Emerging Markets Small Cap Growth Fund
Class N	14.41	21.37	—	18.96	10/24/2011	*****
Morningstar Diversified Emerging Markets	(3.01)	4.65	—	—		Among 521 Diversified Emerging Markets Funds
MSCI Emerging Markets Small Cap Index (net)	1.01	7.65	—	5.01

Bond Fund
Class N	5.10	3.94	5.41	5.60	5/1/2007	****
Morningstar Intermediate-Term Bond	5.18	3.38	4.78	—		Among 913
Barclays U.S. Aggregate Bond Index	5.97	2.66	4.45	4.99		Intermediate-Term Bond Funds

4	Annual Report	December 31, 2014

PERFORMANCE AS OF DECEMBER 31, 2014—CLASS N SHARES (Unaudited)—CONTINUED

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3yr	5 yr	inception)	Date	Rating
Income Fund
Class N	3.06	2.44	3.70	3.26	10/1/1990	***
Morningstar Short-Term Bond	1.07	1.70	2.31	2.94		Among 435
Barclays Intermediate						Short-Term Bond Funds
Government/Credit Bond Index	3.13	2.03	3.54	4.10

Low Duration Fund
Class N	1.20	1.12	1.39	1.24	12/1/2009	****
Morningstar Ultra Short Bond	0.34	1.03	1.24	—		Among 104
Bank of America Merrill Lynch						Ultrashort Bond Funds
1-Year U.S. Treasury Note Index	0.18	0.23	0.41	0.38

Macro Allocation Fund
Class N	2.55	9.84	—	10.46	11/29/2011	*****
Morningstar Multialternative	1.81	4.16	—	—		Among 204
BofA Merrill Lynch 3-Month U.S. Treasury						Multialternative Funds
Bill Index	0.03	0.07	—	0.07
Long-Term Comparative Index	3.72	5.29	—	5.63

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 12/31/2014 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ***/***/**** and Large Cap Growth Fund ****/***/***, out of 1,528/1,324/909 large growth funds; Large Cap Value Fund ***/NA/NA, out of 1,106/NA/NA large value funds; Mid Cap Growth Fund **/***/NA and Small-Mid Cap Growth Fund ****/****/**** out of 645/584/429 mid-cap growth funds; Mid Cap Value Fund  ***/NA/NA, out of 421/NA/NA mid-cap value funds; Small Cap Growth Fund *****/**/**, out of 645/566/394 small growth funds; Small-Mid Cap Value Fund  ***/NA /NA and Small Cap Value Fund ***/***/*** out of 624/567/362 small blend funds; Global Leaders Fund ***/****/NA out of 881/688/NA world stock funds; International Equity Fund ***/***/** and International Growth Fund ****/****/*** out of 294/275/161 foreign large growth funds; International Small Cap Growth Fund ***/***/NA out of 126/97/NA foreign small/mid growth funds; Emerging Markets Leaders Fund ****/****/NA, Emerging Markets Growth Fund ****/*****/NA, and Emerging Markets Small Cap Growth *****/NA/NA out of 521/341/NA diversified emerging markets funds; Bond Fund ****/****/NA out of 913/807/NA intermediate-term bond funds; Income Fund ****/****/*** out of 435/378/271 short-term bond funds; Low Duration Fund ***/****/NA out of 104/79/NA ultrashort bond funds; and Macro Allocation Fund *****/NA/NA out of 204/NA/NA multialternative funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2014	William Blair Funds	5

U.S. Growth Market Review and Outlook

The market’s advance in 2014 was fueled by positive domestic economic data, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition activity. The U.S. economy strengthened over the course of the year in marked contrast to many other leading economies. With this backdrop, the U.S. stock market moved steadily higher through much of the year and selloffs were relatively short-lived.

In contrast to the subdued volatility environment that preceded it, volatility spiked higher in the fourth quarter of 2014. This was the result of two conflicting views of the economic, and therefore, equity market outlook. On one hand, substantial parts of the global economy, including Europe, Japan, and China, appeared to be slowing. In addition, commodity prices—especially oil—collapsed, leading to fears around deflation and the sustainability of economic growth and corporate earnings. On the other hand, the U.S. economy appeared to be quite healthy, as evidenced by robust economic growth in the second and third quarters of 2014 which was supported by a strengthened U.S. consumer. Improvement in the labor and housing markets, as well as the recent drop in energy prices, bolstered consumer confidence. Heightened fourth quarter volatility was reflective of these divergent dynamics.

From a style perspective, in the mid-March to May time frame, there was a pronounced rotation away from higher growth companies towards cheaper stocks with lower growth prospects. The catalyst for this massive internal market rotation was likely due to a combination of surprising negative first quarter economic growth and geopolitical concerns that created less willingness to value longer duration earnings streams, thus pressuring the valuation of higher growth companies. In terms of size, while mixed on a quarter-by-quarter basis, mid and large cap performance substantially exceeded that of small caps during the year. From a sector perspective, strength was generally broad-based, though the energy sector was a notable underperformer. Increased global oil supply coupled with reduced global energy demand resulted in crude oil trading down 50% from its June peak and translated into sharply negative returns for the sector.

Moving into 2015, the U.S. economy and stock market have several tailwinds including positive trends in employment and housing data and lower gas prices to boost disposable income. Robust demand dynamics within the U.S. should provide support for the earnings of U.S. companies. However, there is considerable uncertainty as to how insulated the U.S. will be from the rest of the globe where the outlook is more challenged. China’s growth continues to slow, despite monetary easing, and Eurozone growth remains sluggish, in part due to the drag caused by the Russian recession. Together with the implications of a strengthening U.S. dollar, these factors pose a threat to U.S. economic growth. Additionally, the timing of monetary policy implementation within the U.S. remains a notable risk. Though U.S. economic data has been solid, low inflation, reinforced by weak commodity prices, has enabled the Federal Reserve (“the Fed”) to keep interest rate hikes on hold. A weak global outlook, to the extent it challenges U.S. growth, could forestall or slow the pace of tightening. We expect the market to remain highly sensitive to incremental guidance from the Fed.

With respect to our outlook for equities, we believe the strong returns of the past five years are unlikely to persist over the next five years. Just as we believe the absolute level of market return will normalize, we believe that the abnormally low level of volatility that has accompanied such strong returns will continue to moderate. In the end, while we factor various economic and market scenarios into our stock picking, we focus our time on constructing portfolios from a bottom-up perspective and continue to find good ideas across sectors.

6	Annual Report	December 31, 2014

U.S. Value Market Review and Outlook

Following up on robust performance in 2013, the market’s continued advance in 2014 was fueled by positive domestic economic data, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition activity. While the market marched steadily higher through much of the year, volatility increased as the year progressed and selloffs were swift and relatively short-lived. Federal Reserve (the “Fed”) comments surrounding the future trajectory of interest rates prompted a strong style rotation from mid-March to May wherein the market rotated away from higher growth companies towards cheaper stocks with lower growth prospects. From there, with the exception of July weakness resulting from geopolitical tensions, the market continued in an upward trajectory until late September.

In contrast to the relatively benign environment leading up to the fourth quarter, volatility spikes in October and December resulted in two sharp, but brief, selloffs. Diminished optimism about U.S. growth prospects, speculation about the Fed’s tightening, and weakness in European and Chinese economic data drove the selloff that culminated in mid-October. The subsequent rally that persisted into November, recovering to year-to-date highs, was driven by strong corporate earnings. The selloff in mid-December seemed mostly tied to the further implosion in oil prices and concern that there was no end in sight. In addition, investors appeared fatigued after the significant rally off the October lows, pausing to gather steam in order to finish the year strong.

Looking forward, U.S. corporate earnings should be supported by solid domestic economic data, including an improved employment landscape, steady housing data, and lower gas prices to support increased consumer spending. However, there is considerable uncertainty as to how insulated the U.S. will be from the rest of the world where the outlook is less optimistic and how lower oil prices will impact other areas of the market. External risks to the domestic economy and stock market include a continued slowdown in China, a Russian recession negatively impacting Eurozone growth, implications of a stronger U.S. dollar, and the continuously evolving geopolitical landscape. Domestically, the most notable risk is the timing and pace of the Fed’s tightening policy. We think the Fed likely will exercise patience in raising rates with inflation and wage growth almost nonexistent and concerns about slowing global growth and the implications that a stronger U.S. dollar and lower energy prices may have on global markets. While most foreign central banks continue to employ accommodative monetary policy, the recent strength of the U.S. dollar has a tightening influence, partially offsetting the impact of the accommodative decisions, on those economies whose currencies are tied to the U.S. dollar. We anticipate that a slowdown globally could weigh on domestic growth and influence the Fed’s decision on rates.

As the current bull market that began in March of 2009 continues, we are concerned about potential investor complacency. While volatility picked up in the fourth quarter of 2014, it continues to remain near historic lows. Given the rapid decline in energy prices and continued speculation about how and when the Fed will tighten, we believe that the abnormally low levels of volatility that have accompanied such a strong market for the last six years will moderate. We believe increased volatility would benefit our investment style as higher quality stocks typically outperform lower quality stocks in these environments. As always, our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe the Funds are well-suited to withstand a variety of market scenarios and add value over the long-term.

December 31, 2014	William Blair Funds	7

GROWTH FUND

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted a 6.59% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 12.44%.

Style factors and stock selection, mostly within Information Technology, drove the Fund’s underperformance during 2014. The Fund’s exposure to higher valuation stocks (given the Fund’s growth and size biases) hurt relative performance due to the strong effect of the March through May rotation away from higher valuation stocks. This was most evident within the Information Technology sector as the cheapest quintile of technology stocks (represented by the likes of Apple and Microsoft, which both started 2014 with forward earnings multiples under 13x) outperformed the rest of the sector. In terms of specific stocks, not owning Apple weighed heavily on relative returns for the year as a very strong iPhone 6 product cycle drove positive earnings revisions. We remain concerned about the sustainability of top line growth at Apple over the long term, believing the smartphone market has largely matured. Among stocks the Fund held, Pandora Media and Google were the largest detractors. The Fund’s sector return was also hurt by an underweight to Semiconductors. While it was a challenging sector in 2014, historically Information Technology has been the Fund’s strongest sector in terms of stock selection, outperforming in eight of the previous ten calendar years, and we remain constructive on the Fund’s Information Technology companies’ long-term prospects.

To a lesser degree, the Industrials sector was another area of weakness in 2014 due to underperformance from Jacobs Engineering Group and Precision Castparts, as well as an underweight in Airlines and overweight in Professional Services. In terms of positives, strong stock selection in Health Care, including positions in Allergan and Covidien, added to performance. Other top contributors included Keurig Green Mountain (Consumer Staples), Lowe’s Companies (Consumer Discretionary), and Canadian Pacific Railway (Industrials).

Please refer to the U.S. Growth Market Review and Outlook provided for this Fund on page 6.

8	Annual Report	December 31, 2014

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	5 Year	10 Year
Class N	6.59%	18.51%	13.24%	8.46%
Class I	6.96	18.90	13.60	8.81
Russell 3000® Growth Index	12.44	20.25	15.89	8.50
S&P 500 Index	13.69	20.41	15.45	7.67

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2014	William Blair Funds	9

Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—29.8%
*	Akamai Technologies, Inc.	364,000	$22,917
	ARM Holdings plc—ADR	217,200	10,056
*	Cognizant Technology Solutions Corporation	329,600	17,357
*	CoStar Group, Inc.	58,957	10,826
*	Google, Inc. - Class A	51,980	27,584
*	Google, Inc. - Class C	48,205	25,375
*	Guidewire Software, Inc.	180,900	9,159
*	IPG Photonics Corporation	140,200	10,504
	Mastercard, Inc.	584,700	50,378
*	NeuStar, Inc.	247,000	6,867
*	Pandora Media, Inc.	632,583	11,279
	QUALCOMM, Inc.	216,440	16,088
*	Red Hat, Inc.	337,006	23,301
	Solera Holdings, Inc.	168,502	8,624
*	Trimble Navigation, Ltd.	420,439	11,158
*	Vantiv, Inc.	538,200	18,256
*	Verint Systems, Inc.	120,600	7,028
			286,757
	Industrials—18.0%
	AMETEK, Inc.	274,600	14,452
	Equifax, Inc.	265,100	21,439
*	Jacobs Engineering Group, Inc.	222,356	9,937
	Precision Castparts Corporation	158,400	38,155
*	RPX Corporation	379,900	5,235
*	Stericycle, Inc.	245,500	32,180
	Towers Watson & Co.	130,000	14,712
	TransDigm Group, Inc.	57,380	11,267
*	TriMas Corporation	222,337	6,957
*	Verisk Analytics, Inc.	178,238	11,416
*	WageWorks, Inc.	106,800	6,896
			172,646
	Consumer Discretionary—17.9%
*	Amazon.com, Inc.	86,800	26,939
	BorgWarner, Inc.	275,200	15,122
*	Fossil Group, Inc.	89,300	9,889
	Harley-Davidson, Inc.	138,351	9,119
	Lowe’s Cos., Inc.	503,400	34,634
*	Lumber Liquidators Holdings, Inc.	109,700	7,274
*	Sally Beauty Holdings, Inc.	364,600	11,208
*	The Priceline Group, Inc.	19,800	22,576
	VF Corporation	175,100	13,115
	Williams-Sonoma, Inc.	157,600	11,927
	Yum! Brands, Inc.	138,700	10,104
			171,907
	Health Care—15.6%
	Analogic Corporation	109,676	9,279
*	BioMarin Pharmaceutical, Inc.	85,000	7,684
	Bristol-Myers Squibb Co.	430,700	25,424
*	Catamaran Corporation†	302,900	15,675
*	Exact Sciences Corporation	186,000	5,104
*	Gilead Sciences, Inc.	287,470	27,097
*	HMS Holdings Corporation	347,669	7,350
*	IDEXX Laboratories, Inc.	76,300	11,313
*	Medivation, Inc.	80,572	8,026
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Health Care—(continued)
*	NxStage Medical, Inc.	420,677	$7,543
	Perrigo Co. plc†	115,158	19,250
*	Spectranetics Corporation	170,700	5,903
			149,648
	Consumer Staples—8.6%
	Colgate-Palmolive Co.	343,600	23,774
	Costco Wholesale Corporation	174,300	24,707
	Keurig Green Mountain, Inc.	111,100	14,709
	Mead Johnson Nutrition Co.	198,300	19,937
			83,127
	Financials—4.8%
*	Encore Capital Group, Inc.	309,021	13,721
	Intercontinental Exchange, Inc.	51,900	11,381
	LPL Financial Holdings, Inc.	289,491	12,897
*	Texas Capital Bancshares, Inc.	152,500	8,285
			46,284
	Energy—4.4%
	Noble Energy, Inc.	150,400	7,133
	Pioneer Natural Resources Co.	47,200	7,026
	Schlumberger, Ltd.†	220,800	18,859
	Suncor Energy, Inc.†	286,200	9,095
			42,113
	Total Common Stocks—99.1% (cost $772,112)		952,482

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $11,507, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$11,507	11,507
	Total Repurchase Agreement—1.2% (cost $11,507)		11,507
	Total Investments—100.3% (cost $783,619)		963,989
	Liabilities, plus cash and other assets—(0.3)%		(3,186)
	Net assets—100.0%		$960,803

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2014

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci	The William Blair Large Cap Growth Fund (Class N shares) posted a 14.29% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 13.05%.

The Fund’s outperformance in 2014 was driven by stock selection. The Fund’s largest individual stock contributor was Keurig Green Mountain (Consumer Staples), which advanced in 2014 due to its partnership with Coca-Cola and its expanded market opportunity with the forthcoming Keurig Cold at-home beverage system. Other top contributors included O’Reilly Automotive (Consumer Discretionary), Union Pacific Corporation (Industrials), IDEXX Laboratories (Health Care) and Allergan (Health Care). Strong stock selection overcame modest style headwinds during the year as the Fund’s exposure to higher valuation stocks worked against it in the March through May market rotation away from higher valuation stocks. Stock selection within Information Technology, including a position in Pandora Media, hurt performance. Shares of Pandora declined largely due to disappointing listener growth throughout 2014. Other notable detractors included Noble Energy (Energy), Precision Castparts (Industrials), Schlumberger (Energy), and BorgWarner (Consumer Discretionary).

Please refer to the U.S. Growth Market Review and Outlook provided for this Fund on page 6.

December 31, 2014	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	5 Year	10 Year
Class N	14.29%	21.61%	14.97%	7.09%
Class I	14.65	21.97	15.22	7.34
Russell 1000® Growth Index	13.05	20.26	15.81	8.49

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2014

Large Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer		Shares	Value

	Common Stocks

	Information Technology—32.4%
*	Adobe Systems, Inc.	13,990	$1,017
*	Akamai Technologies, Inc.	16,550	1,042
	Apple, Inc.	40,365	4,455
*	Cognizant Technology Solutions Corporation	33,540	1,766
*	Facebook, Inc.	16,550	1,291
*	Gartner, Inc.	17,530	1,476
*	Google, Inc. - Class A	2,400	1,274
*	Google, Inc. - Class C	2,400	1,263
	Mastercard, Inc.	28,420	2,449
*	Red Hat, Inc.	26,190	1,811
	Texas Instruments, Inc.	27,770	1,485
			19,329
	Consumer Discretionary—19.1%
*	Amazon.com, Inc.	4,670	1,449
	BorgWarner, Inc.	21,070	1,158
*	Dollar General Corporation	21,180	1,498
*	O’Reilly Automotive, Inc.	10,450	2,013
	Starbucks Corporation	12,630	1,036
	The Home Depot, Inc.	28,420	2,983
*	The Priceline Group, Inc.	1,094	1,247
			11,384
	Industrials—13.5%
	Equifax, Inc.	22,760	1,841
	Precision Castparts Corporation	6,940	1,672
*	Stericycle, Inc.	11,810	1,548
	TransDigm Group, Inc.	6,320	1,241
	Union Pacific Corporation	14,750	1,757
			8,059
	Health Care—11.8%
	Bristol-Myers Squibb Co.	26,240	1,549
*	Gilead Sciences, Inc.	24,880	2,345
*	IDEXX Laboratories, Inc.	11,160	1,655
	Zoetis, Inc.	34,300	1,476
			7,025
	Consumer Staples—9.5%
	Colgate-Palmolive Co.	17,200	1,190
	Keurig Green Mountain, Inc.	12,600	1,668
	Mead Johnson Nutrition Co.	12,360	1,243
*	Monster Beverage Corporation	5,720	620
	The Estee Lauder Cos., Inc.	11,920	908
			5,629
	Financials—6.3%
*	Affiliated Managers Group, Inc.	9,530	2,023
	Citigroup, Inc.	32,070	1,735
			3,758
Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Energy—3.7%
	Noble Energy, Inc.	12,900	$612
	Schlumberger, Ltd.†	18,810	1,606
			2,218
	Telecommunication Services—2.7%
*	SBA Communications Corporation	14,320	1,586
	Total Common Stocks—99.0% (cost $45,706)		58,988

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $614, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$614	614

	Total Repurchase Agreement—1.0% (cost $614)		614

	Total Investments—100.0% (cost $46,320)		59,602
	Cash and other assets, less liabilities—0.0%		7
	Net assets—100.0%		$59,609

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	13

LARGE CAP VALUE FUND The Large Cap Value Fund seeks long-term capital appreciation. AN OVERVIEW FROM THE PORTFOLIO MANAGER

David F. Hone

The William Blair Large Cap Value Fund (Class N shares) posted a 8.35% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the Russell 1000® Value Index (the “Index”), increased 13.45%.

The Fund’s underperformance relative to the Index was primarily driven by stock selection. At the sector level, the largest detractors from relative performance were Financials, Health Care, Telecom Services, and Industrials; each having a similar impact on overall portfolio performance. Within Financials, negative contributions from REITs, Commercial Banks and Diversified Financial Services outweighed positive contributions from the other industries. The Fund’s lack of exposure to Airlines was a meaningful detractor from relative performance within Industrials and disappointing stock selection within Pharmaceuticals detracted from Health Care performance. Technology was the most significant sector contributor to relative performance as an overweight versus the Index to the best performing sector of the market resulted in a positive allocation effect; it was somewhat offset by negative stock selection within the sector. Looking specifically at stock selection, our largest detractors from relative performance were Sprint (Telecommunications), Owens-Illinois (Materials), and Southwestern Energy (Energy). Offsetting these were contributions from investments in Burlington Stores (Consumer Discretionary), Alcoa (Materials), and UnitedHealth Group (Health Care).

Please refer to the U.S. Value Market Review and Outlook provided for this Fund on page 7.

14	Annual Report	December 31, 2014

Large Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	Since Inception(a)
Class N	8.35%	19.06%	17.77%
Class I	8.65	19.37	18.05
Russell 1000® Value Index	13.45	20.89	20.16

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Value Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2014	William Blair Funds	15

Large Cap Value Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—28.8%
	American International Group, Inc.	1,674	$94
	American Tower Corporation	741	73
	Bank of America Corporation	9,192	164
*	CBRE Group, Inc.	1,760	60
	Citigroup, Inc.	2,889	156
	Citizens Financial Group, Inc.	1,187	30
	CNA Financial Corporation	1,257	49
	Discover Financial Services	1,029	67
	Lazard, Ltd.†	989	50
	Lincoln National Corporation	1,703	98
	Morgan Stanley	2,455	95
	Regions Financial Corporation	9,187	97
	State Street Corporation	1,067	84
	SunTrust Banks, Inc.	2,059	86
	Ventas, Inc.	524	38
	Zions Bancorporation	3,143	90
			1,331

	Information Technology—13.5%
	Broadcom Corporation	1,380	60
	Cisco Systems, Inc.	4,503	125
*	Citrix Systems, Inc.	920	59
	Corning, Inc.	2,239	51
	Hewlett-Packard Co.	2,256	91
	International Business Machines Corporation	146	23
	Microsoft Corporation	2,030	94
	NetApp, Inc.	568	24
*	Teradata Corporation	1,026	45
*	VeriFone Systems, Inc.	1,408	52
			624

	Health Care—13.2%
	Baxter International, Inc.	751	55
*	Boston Scientific Corporation	4,170	55
	Cardinal Health, Inc.	865	70
*	Express Scripts Holding Co.	764	65
	Merck & Co., Inc.	2,088	118
	PerkinElmer, Inc.	1,027	45
	UnitedHealth Group, Inc.	1,296	131
	Zimmer Holdings, Inc.	609	69
			608

	Energy—10.4%
	Anadarko Petroleum Corporation	763	63
	Baker Hughes, Inc.	840	47
	Chevron Corporation	1,228	138
	Devon Energy Corporation	677	41
	Diamond Offshore Drilling, Inc.	749	28
	Exxon Mobil Corporation	1,343	124
*	Southwestern Energy Co.	1,391	38
			479
	Issuer	Shares	Value

	Common Stocks—(continued)

	Industrials—10.0%
	Kansas City Southern	386	$47
*	Navistar International Corporation	1,588	53
	SPX Corporation	507	43
	Textron, Inc.	2,091	88
	The Boeing Co.	226	29
	The Manitowoc Co., Inc.	2,111	47
	Union Pacific Corporation	410	49
	United Technologies Corporation	918	106
			462

	Consumer Staples—7.2%
	General Mills, Inc.	1,146	61
	Philip Morris International, Inc.	1,125	92
	The Procter & Gamble Co.	1,095	100
	Walgreens Boots Alliance, Inc.	1,076	82
			335

	Consumer Discretionary—7.2%
	Big Lots, Inc.	763	31
	Brunswick Corporation	1,419	73
*	Burlington Stores, Inc.	1,260	60
	Delphi Automotive plc†	667	48
	General Motors Co.	1,416	49
	Kohl’s Corporation	647	39
*	MGM Resorts International	1,489	32
			332

	Utilities—4.8%
	CMS Energy Corporation	1,607	56
	NextEra Energy, Inc.	890	94
	Wisconsin Energy Corporation	1,320	70
			220

	Materials—3.0%
	Alcoa, Inc.	3,399	54
*	Owens-Illinois, Inc.	2,114	57
	Rockwood Holdings, Inc.	375	29
			140

	Telecommunication Services—1.3%
*	Sprint Corporation	6,055	25
	Verizon Communications, Inc.	757	36
			61

	Total Common Stocks—99.4% (cost $3,634)		4,592
	Total Investments—99.4% (cost $3,634)		4,592
	Cash and other assets, less liabilities—0.6%		29
	Net assets—100.0%		$4,621

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2014

MID CAP GROWTH FUND

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Robert C. Lanphier, IV David P. Ricci

The William Blair Mid Cap Growth Fund (Class N shares) posted a 7.53% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 11.90%.

The Fund’s underperformance was driven by a mix of stock selection and style headwinds. Most notably from a style perspective, some of the Fund’s typical industry biases, including underweights to airlines, semiconductors, and REITs, worked against us as those industries outperformed. The Fund’s exposure to higher valuation stocks, as a result of the Fund’s biases to higher quality and higher growth companies, as well as the Fund’s smaller market cap profile, were more modest headwinds. In terms of stock selection, Information Technology, including positions in Pandora Media and NeuStar, was an area of weakness. The Fund’s position in Dick’s Sporting Goods (Consumer Discretionary) hurt performance as heightened competition, both from online sources and traditional brick and mortar competitors, weighed on the stock. Other notable detractors included Lululemon Athletica (Consumer Discretionary) and SM Energy Company (Energy). The Fund’s largest individual stock contributor was Keurig Green Mountain (Consumer Staples), which advanced in 2014 due to its partnership with Coca-Cola and its expanded market opportunity with the forthcoming Keurig Cold at-home beverage system. Other top contributors for the year came from a variety of sectors and included O’Reilly Automotive (Consumer Discretionary), IDEXX Laboratories (Health Care), Old Dominion Freight Line (Industrials), and Akamai Technologies (Information Technology).

Please refer to the U.S. Growth Market Review and Outlook provided for this Fund on page 6.

December 31, 2014	William Blair Funds	17

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
	1 Year	3 Year	5 Year	Since Inception(a)
Class N	7.53%	15.37%	14.12%	8.45%
Class I	7.87	15.71	14.43	8.75
Russell Midcap® Growth Index	11.90	20.71	16.94	8.50

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Annual Report	December 31, 2014

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer		Shares	Value

	Common Stocks

	Consumer Discretionary—19.9%
	BorgWarner, Inc.	125,343	$6,888
*	Dollar General Corporation	130,665	9,238
	L Brands, Inc.	49,970	4,325
	Marriott International, Inc.	84,599	6,601
*	Michael Kors Holdings, Ltd.†	45,660	3,429
*	O’Reilly Automotive, Inc.	52,980	10,205
	Polaris Industries, Inc.	48,130	7,279
	Ross Stores, Inc.	67,300	6,344
	Six Flags Entertainment Corporation	102,780	4,435
	Williams-Sonoma, Inc.	118,827	8,993
			67,737

	Industrials—19.1%
	AMETEK, Inc.	127,360	6,703
	Equifax, Inc.	111,100	8,985
	Fortune Brands Home & Security, Inc.	123,250	5,579
	Manpowergroup, Inc.	53,730	3,663
*	Old Dominion Freight Line, Inc.	101,850	7,908
	Rockwell Collins, Inc.	39,970	3,377
*	Stericycle, Inc.	82,140	10,767
*	The Middleby Corporation	39,970	3,961
	Towers Watson & Co.	34,290	3,880
	TransDigm Group, Inc.	17,100	3,357
*	Verisk Analytics, Inc.	104,980	6,724
			64,904

	Information Technology—17.1%
*	Akamai Technologies, Inc.	108,168	6,810
*	CoStar Group, Inc.	28,377	5,211
*	Gartner, Inc.	101,729	8,567
*	Genpact, Ltd.†	265,252	5,021
*	Guidewire Software, Inc.	124,220	6,289
*	IPG Photonics Corporation	51,920	3,890
*	NeuStar, Inc.	131,590	3,658
*	Pandora Media, Inc.	169,150	3,016
*	Red Hat, Inc.	83,930	5,803
*	Vantiv, Inc.	287,406	9,749
			58,014

	Health Care—15.9%
*	Align Technology, Inc.	79,580	4,449
	Bio-Techne Corporation	36,755	3,396
*	BioMarin Pharmaceutical, Inc.	84,242	7,616
*	HMS Holdings Corporation	259,941	5,495
*	IDEXX Laboratories, Inc.	29,590	4,387
*	Mallinckrodt plc†	39,970	3,958
*	Medivation, Inc.	40,160	4,001
*	Mednax, Inc.	97,460	6,443
*	Mettler-Toledo International, Inc.	11,720	3,545
*	Sirona Dental Systems, Inc.	63,210	5,523
	Zoetis, Inc.	119,830	5,156
			53,969
Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Consumer Staples—9.4%
	Church & Dwight Co., Inc.	70,480	$5,555
	Keurig Green Mountain, Inc.	43,800	5,799
	Mead Johnson Nutrition Co.	81,400	8,184
*	Monster Beverage Corporation	59,410	6,437
*	Sprouts Farmers Market, Inc.	179,432	6,097
			32,072

	Financials—8.1%
*	Affiliated Managers Group, Inc.	52,855	11,218
	LPL Financial Holdings, Inc.	131,891	5,876
*	PRA Group, Inc.	84,260	4,881
*	Signature Bank	44,420	5,595
			27,570

	Energy—3.7%
*	Concho Resources, Inc.	31,720	3,164
*	FMC Technologies, Inc.	64,439	3,018
	Pioneer Natural Resources Co.	18,250	2,717
	Range Resources Corporation	48,790	2,608
*	Whiting Petroleum Corporation	33,680	1,111
			12,618

	Telecommunication Services—2.5%
*	SBA Communications Corporation	76,050	8,423

	Materials—1.1%
	International Flavors & Fragrances, Inc.	36,201	3,669

	Total Common Stocks—96.8% (cost $285,462)		328,976

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $11,683, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$11,683	11,683
	Total Repurchase Agreement—3.5% (cost $11,683)		11,683

	Total Investments—100.3% (cost $297,145)		340,659
	Liabilities, plus cash and other assets—(0.3)%		(873)
	Net assets—100.0%		$339,786

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	19

MID CAP VALUE FUND

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Mid Cap Value Fund (Class N shares) posted a 10.83% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index (the “Index”), increased 14.75%.

The Fund’s underperformance was driven by a combination of stock selection and asset allocation. At the sector level, Industrials, Materials, and Energy were the largest detractors from relative performance for the year. The Fund’s lack of exposure to Airlines and Pharmaceuticals, the top two performing industries for the year, contributed the bulk of the negative allocation effect for the year. Oil & Gas Exploration & Production was the largest detractor at the sub-industry level given the massive decline in oil prices. On the positive side, the largest sector contributors to relative performance were Utilities, Financials, and Consumer Staples. Most industries within Utilities were strong, but solid stock selection within Multi-Utilities and Water Utilities drove sector relative returns higher. While the contribution to relative performance from Health Care was nominal, Health Care Equipment was the largest contributor to relative performance at the sub-industry level. Looking specifically at stock selection, FMC Corporation (Materials), Whiting Petroleum (Energy), and Noble Energy (Energy) were the largest detractors from relative performance. Offsetting these were contributions from the Fund’s investments in CareFusion (Health Care), Kroger (Consumer Staples), and Akamai Technologies (Technology).

Please refer to the U.S. Value Market Review and Outlook provided for this Fund on page 7.

20	Annual Report	December 31, 2014

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

			Since
	1 Year	3 Year	Inception(a)
Class N	10.83%	18.27%	13.23%
Class I	11.04	18.53	13.48
Russell Midcap® Value Index	14.75	21.98	14.98

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2014	William Blair Funds	21

Mid Cap Value Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—32.9%
	Allied World Assurance Co. Holdings, Ltd.†	1,135	$43
	American Campus Communities, Inc.	1,180	49
	Ameriprise Financial, Inc.	653	86
	Assured Guaranty, Ltd.†	1,430	37
	AvalonBay Communities, Inc.	305	50
	DDR Corporation	1,965	36
*	E*TRADE Financial Corporation	1,290	31
	East West Bancorp, Inc.	1,340	52
	Essex Property Trust, Inc.	145	30
	FNF Group	1,120	39
*	Forest City Enterprises, Inc.	1,935	41
	General Growth Properties, Inc.	1,645	46
	Hanover Insurance Group, Inc.	845	60
	Hartford Financial Services Group, Inc.	2,070	86
	Host Hotels & Resorts, Inc.	2,185	52
	Jones Lang LaSalle, Inc.	372	56
	Northern Trust Corporation	735	50
	Prologis, Inc.	895	38
	Regions Financial Corporation	5,315	56
*	Signature Bank	227	29
	SL Green Realty Corporation	563	67
	SunTrust Banks, Inc.	1,725	72
	Taubman Centers, Inc.	435	33
	Validus Holdings, Ltd.†	1,195	50
	Ventas, Inc.	720	52
			1,241

	Utilities—12.8%
	American Water Works Co., Inc.	1,050	56
	CMS Energy Corporation	1,760	61
	DTE Energy Co.	695	60
	Northeast Utilities	1,225	65
	Pinnacle West Capital Corporation	715	49
	Sempra Energy	519	58
	Wisconsin Energy Corporation	1,200	63
	Xcel Energy, Inc.	1,890	68
			480

	Information Technology—12.0%
*	Akamai Technologies, Inc.	960	60
*	Atmel Corporation	6,290	53
	Belden, Inc.	620	49
*	Cadence Design Systems, Inc.	3,205	61
*	CommScope Holding Co., Inc.	2,135	49
*	Genpact, Ltd.†	2,075	39
	Juniper Networks, Inc.	2,175	49
*	PTC, Inc.	960	35
	TE Connectivity, Ltd.†	885	56
			451

	Consumer Discretionary—9.9%
	Autoliv, Inc.	372	39
	Darden Restaurants, Inc.	655	38
	H&R Block, Inc.	1,235	42
	Kohl’s Corporation	610	37
	Lennar Corporation	1,160	52

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
	Macy’s, Inc.	745	$49
	Newell Rubbermaid, Inc.	1,600	61
	VF Corporation	705	53
			371

	Industrials—9.8%
	Carlisle Companies, Inc.	615	56
	Curtiss-Wright Corporation	535	38
	Donaldson Co., Inc.	1,244	48
	EMCOR Group, Inc.	760	34
	Hubbell, Inc.	357	38
	Pall Corporation	695	70
	Towers Watson & Co.	418	47
	W.W. Grainger, Inc.	149	38
			369

	Health Care—8.9%
	CIGNA Corporation	915	94
*	Mednax, Inc.	735	49
*	Mettler-Toledo International, Inc.	190	57
	Omnicare, Inc.	865	63
	Zimmer Holdings, Inc.	650	74
			337

	Materials—5.0%
	Airgas, Inc.	385	44
	Carpenter Technology Corporation	925	46
	FMC Corporation	770	44
	Steel Dynamics, Inc.	2,680	53
			187

	Consumer Staples—4.2%
	ConAgra Foods, Inc.	1,125	41
	Ingredion, Inc.	645	55
	The Kroger Co.	1,005	64
			160

	Energy—3.2%
*	Cameron International Corporation	395	20
*	Gulfport Energy Corporation	370	15
	Noble Energy, Inc.	595	28
	Pioneer Natural Resources Co.	126	19
	Rowan Cos. plc†	840	20
	*Whiting Petroleum Corporation	605	20
			122

	Total Common Stocks—98.7% (cost $2,639)		3,718

	Total Investments—98.7% (cost $2,639)		3,718
	Cash and other assets, less liabilities—1.3%		50
	Net assets—100.0%		$3,768

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

22	Annual Report	December 31, 2014

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Karl W. Brewer Robert C. Lanphier, IV Matthew A. Litfin

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted an 8.33% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 7.05%.

The Fund’s outperformance relative to the Index in 2014 was driven by stock selection as style factors were generally offsetting. While our emphasis on companies with less volatile fundamentals was a tailwind, some of our industry biases, including the Fund’s underweights to REITs and airlines, were headwinds as those industries outperformed. Additionally the Fund’s exposure to higher valuation stocks, as a result of our quality growth philosophy, was a modest headwind earlier in the year due to the March through May market rotation away from higher valuation stocks. At the individual stock level, the Fund’s largest contributor was Keurig Green Mountain (Consumer Staples), which advanced in 2014 due to its partnership with Coca-Cola and its expanded market opportunity with the forthcoming Keurig Cold at-home beverage system. Other top contributors included Akamai Technologies (Information Technology), Old Dominion Freight Line (Industrials), and Jones Lang LaSalle (Financials). Positive stock selection within Health Care, including a position in ABIOMED, also added to performance. Conversely, our position in NeuStar (Information Technology) detracted from performance as uncertainty surrounding the renewal of a large contract with the Federal Communications Commission weighed on the stock. Other notable detractors included Frank’s International (Energy), B/E Aerospace (Industrials), LifeLock (Consumer Discretionary), and TriMas (Industrials).

Please refer to the U.S. Growth Market Review and Outlook provided for this Fund on page 6.

December 31, 2014	William Blair Funds	23

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	5 Year	10 Year
Class N	8.33%	19.81%	16.06%	9.91%
Class I	8.62	20.08	16.34	10.19
Russell 2500™ Growth Index	7.05	20.47	17.27	9.37

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

24	Annual Report	December 31, 2014

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Health Care—25.3%
*	ABIOMED, Inc.	250,038	$9,516
*	Akorn, Inc.	278,909	10,097
*	Align Technology, Inc.	213,703	11,948
	Bio-Techne Corporation	123,100	11,374
*	BioMarin Pharmaceutical, Inc.	182,500	16,498
*	Brookdale Senior Living, Inc.	308,276	11,305
*	Catamaran Corporation†	186,432	9,648
*	Cyberonics, Inc.	128,314	7,145
*	Exact Sciences Corporation	405,175	11,118
*	ExamWorks Group, Inc.	176,131	7,325
	HealthSouth Corporation	397,884	15,303
*	IDEXX Laboratories, Inc.	83,911	12,442
*	Ligand Pharmaceuticals, Inc.	163,715	8,711
*	Medivation, Inc.	94,252	9,388
*	Mednax, Inc.	234,200	15,483
*	Mettler-Toledo International, Inc.	50,600	15,304
*	Quintiles Transnational Holdings, Inc.	218,900	12,887
*	Sirona Dental Systems, Inc.	185,753	16,229
*	Team Health Holdings, Inc.	170,128	9,787
			221,508
	Industrials—20.8%
	ABM Industries, Inc.	297,130	8,513
*	B/E Aerospace, Inc.	125,053	7,256
	Fortune Brands Home & Security, Inc.	205,800	9,316
	Graco, Inc.	80,967	6,492
	Healthcare Services Group, Inc.	280,532	8,677
*	Hexcel Corporation	246,800	10,240
*	ICF International, Inc.	344,193	14,105
*	KLX, Inc.	62,527	2,579
	Manpowergroup, Inc.	96,950	6,609
*	Old Dominion Freight Line, Inc.	136,771	10,619
	Robert Half International, Inc.	335,700	19,598
*	Stericycle, Inc.	166,470	21,821
	The Corporate Executive Board Co.	137,128	9,946
*	The Middleby Corporation	102,172	10,125
	The Toro Co.	124,900	7,970
	Towers Watson & Co.	102,400	11,589
	TransDigm Group, Inc.	43,475	8,536
*	TriMas Corporation	274,623	8,593
			182,584
	Information Technology—17.2%
*	Akamai Technologies, Inc.	221,106	13,921
*	ANSYS, Inc.	124,000	10,168
	Booz Allen Hamilton Holding Corporation	392,068	10,401
*	CoStar Group, Inc.	74,110	13,609
	FactSet Research Systems, Inc.	79,100	11,133
*	Gartner, Inc.	142,700	12,017
*	Guidewire Software, Inc.	362,134	18,335
	j2 Global, Inc.	415,985	25,791
*	NeuStar, Inc.	210,021	5,839
*	Pandora Media, Inc.	407,634	7,268
*	Vantiv, Inc.	409,400	13,887
*	WNS Holdings, Ltd.—ADR	402,420	8,314
			150,683
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Financials—14.9%
*	Affiliated Managers Group, Inc.	81,209	$17,236
	CBOE Holdings, Inc.	249,100	15,798
*	Encore Capital Group, Inc.	182,600	8,107
*	First Cash Financial Services, Inc.	112,843	6,282
	FirstService Corporation†	178,520	9,080
	FXCM, Inc.	691,376	11,456
	Jones Lang LaSalle, Inc.	140,100	21,005
	Lazard, Ltd.†	155,700	7,790
	LPL Financial Holdings, Inc.	180,655	8,048
*	PRA Group, Inc.	252,000	14,598
*	Signature Bank	92,200	11,614
			131,014
	Consumer Discretionary—12.1%
*	2U, Inc.	348,955	6,860
	Choice Hotels International, Inc.	177,536	9,945
*	Drew Industries, Inc.	161,700	8,258
*	Jarden Corporation	272,475	13,046
	Polaris Industries, Inc.	87,700	13,264
*	Sally Beauty Holdings, Inc.	320,500	9,852
	Six Flags Entertainment Corporation	447,486	19,309
	Tractor Supply Co.	118,000	9,301
	Williams-Sonoma, Inc.	220,700	16,703
			106,538
	Energy—3.2%
*	Carrizo Oil & Gas, Inc.	125,100	5,204
*	Forum Energy Technologies, Inc.	202,000	4,188
	Frank’s International N.V.†	349,934	5,819
*	Gulfport Energy Corporation	102,300	4,270
	Helmerich & Payne, Inc.	53,832	3,629
	Oceaneering International, Inc.	80,200	4,717
			27,827
	Materials—2.8%
	Celanese Corporation	194,200	11,644
	International Flavors & Fragrances, Inc.	126,900	12,863
			24,507
	Telecommunication Services—1.9%
*	SBA Communications Corporation	147,900	16,381
	Consumer Staples—1.2%
	Nu Skin Enterprises, Inc.	236,800	10,348

	Total Common Stocks—99.4% (cost $702,556)		871,390

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $14,109, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$14,109	14,109

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	25

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer	Value

Total Repurchase Agreement—1.6% (cost $14,109)	$14,109
Total Investments—101.0% (cost $716,665)	885,499
Liabilities, plus cash and other assets—(1.0)%	(8,663)
Net assets—100.0%	$876,836

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

26	Annual Report	December 31, 2014

SMALL-MID CAP VALUE FUND

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 4.66% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the Russell 2500TM Value Index (the “Index”), increased 7.11%.

The Fund’s underperformance was driven by a combination of stock selection and asset allocation. Broadly speaking, from a style perspective, the Fund’s underweight to slower growth stocks and to companies paying a dividend yield in excess of 3% along with the Fund’s relative value style were all headwinds for the Fund. At the sector level, Technology, Industrials, Consumer Discretionary, and Energy were the largest detractors from performance; each having approximately the same impact on relative performance. Significant weakness in Energy as a result of the massive drop in oil prices was most pronounced in the lower quality, more levered names within the sector. Given the Fund’s higher quality bias, the lack of exposure to these names resulted in positive contribution from Energy for the year. On the positive side, Materials, Financials, and Utilities were the largest contributors to relative performance. Within Financials, strong stock selection within Property REITs contributed meaningfully to relative performance; helped by a continued low interest rate environment. Looking specifically at stock selection, Acxiom (Technology), Tetra Technologies (Energy), and CIRCOR (Industrials) were the largest detractors from relative performance. Offsetting these were contributions from the Fund’s investments in Cadence Design Systems (Technology), Pebblebrook Hotel Trust (Financials), and G&K Services (Industrials).

Please refer to the U.S. Value Market Review and Outlook provided for this Fund on page 7.

December 31, 2014	William Blair Funds	27

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
	1 Year	3 Year	Since Inception(a)
Class N	4.66%	16.89%	18.31%
Class I	4.96	17.20	18.62
Russell 2500™ Value Index	7.11	19.40	20.70

(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500TM Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

28	Annual Report	December 31, 2014

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—33.2%
	Acadia Realty Trust	1,090	$35
	Allied World Assurance Co. Holdings, Ltd.†	1,239	47
	American Assets Trust, Inc.	1,180	47
	American Campus Communities, Inc.	1,062	44
	Assured Guaranty, Ltd.†	1,817	47
	Bank of the Ozarks, Inc.	1,270	48
	Boston Private Financial Holdings, Inc.	3,060	41
	CNO Financial Group, Inc.	2,492	43
	Douglas Emmett, Inc.	1,506	43
*	E*TRADE Financial Corporation	1,904	46
*	Eagle Bancorp, Inc.	798	28
	East West Bancorp, Inc.	1,310	51
	EastGroup Properties, Inc.	496	31
	EPR Properties	567	33
	Essex Property Trust, Inc.	226	47
*	Forest City Enterprises, Inc.	1,667	36
	Glacier Bancorp, Inc.	1,591	44
	Hanover Insurance Group, Inc.	635	45
	Highwoods Properties, Inc.	774	34
	Home BancShares, Inc.	1,468	47
	Iberiabank Corporation	622	40
	Jones Lang LaSalle, Inc.	345	52
	LaSalle Hotel Properties	1,099	45
	PacWest Bancorp	1,065	48
	Pebblebrook Hotel Trust	1,044	48
	Radian Group, Inc.	2,543	43
	Renasant Corporation	733	21
	Selective Insurance Group, Inc.	1,822	50
*	Signature Bank	277	35
	SL Green Realty Corporation	373	44
	Taubman Centers, Inc.	554	42
	Validus Holdings, Ltd.†	1,156	48
*	Western Alliance Bancorp	1,776	49
	WSFS Financial Corporation	570	44
			1,446
	Industrials—14.8%
	Barnes Group, Inc.	1,069	40
	Carlisle Companies, Inc.	602	54
	CIRCOR International, Inc.	659	40
	Curtiss-Wright Corporation	590	42
	Donaldson Co., Inc.	1,276	49
	EMCOR Group, Inc.	830	37
*	Esterline Technologies Corporation	369	40
	G&K Services, Inc.	707	50
*	Generac Holdings, Inc.	661	31
	Hubbell, Inc.	342	37
	Interface, Inc.	1,647	27
*	Moog, Inc.	584	43
	Standex International Corporation	275	21
*	Swift Transportation Co.	1,312	38
	The Toro Co.	737	47
	Towers Watson & Co.	439	50
			646
	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—13.6%
	Autoliv, Inc.	412	$44
	Brunswick Corporation	848	43
	Children’s Place, Inc.	574	33
	Dana Holding Corporation	1,217	26
	Ethan Allen Interiors, Inc.	1,090	34
*	Genesco, Inc.	428	33
	H&R Block, Inc.	1,374	46
*	Krispy Kreme Doughnuts, Inc.	2,971	59
	Lennar Corporation	1,058	47
	Meredith Corporation	722	39
	Newell Rubbermaid, Inc.	1,588	61
*	PEP Boys-Manny, Moe & Jack	1,916	19
	Ryland Group, Inc.	877	34
	Vail Resorts, Inc.	435	40
	Wolverine World Wide, Inc.	1,161	34
			592
	Information Technology—10.9%
*	Acxiom Corporation	2,914	59
	ADTRAN, Inc.	1,406	31
*	Atmel Corporation	5,077	43
	Belden, Inc.	637	50
	Booz Allen Hamilton Holding Corporation	864	23
*	Cadence Design Systems, Inc.	3,143	60
	EVERTEC, Inc.†	1,767	39
*	Genpact, Ltd.†	2,380	45
*	Inphi Corporation	2,342	43
	j2 Global, Inc.	809	50
*	PTC, Inc.	799	29
			472
	Utilities—8.8%
	ALLETE, Inc.	773	43
	American Water Works Co., Inc.	997	53
	CMS Energy Corporation	1,672	58
	Pinnacle West Capital Corporation	681	46
	PNM Resources, Inc.	1,572	47
	Portland General Electric Co.	1,207	46
	South Jersey Industries, Inc.	715	42
	Southwest Gas Corporation	737	45
			380
	Materials—6.3%
	Airgas, Inc.	193	22
	Carpenter Technology Corporation	465	23
	FMC Corporation	409	23
	Minerals Technologies, Inc.	664	46
	PolyOne Corporation	1,376	52
*	RTI International Metals, Inc.	885	22
	Sensient Technologies Corporation	537	33
	Silgan Holdings, Inc.	419	23
	Steel Dynamics, Inc.	1,585	31
			275

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	29

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Health Care—6.0%
	CONMED Corporation	545	$25
*	Greatbatch, Inc.	678	33
	HealthSouth Corporation	1,002	39
*	Magellan Health, Inc.	374	23
*	Mednax, Inc.	697	46
*	Mettler-Toledo International, Inc.	169	52
	Omnicare, Inc.	636	46
			264
	Energy—3.6%
*	Bonanza Creek Energy, Inc.	698	17
	Exterran Holdings, Inc.	595	19
	GasLog, Ltd.†	396	8
*	Gulfport Energy Corporation	288	12
*	Helix Energy Solutions Group, Inc.	1,394	30
*	PDC Energy, Inc.	463	19
*	Rosetta Resources, Inc.	472	11
*	TETRA Technologies, Inc.	3,629	24
*	Whiting Petroleum Corporation	482	15
			155
	Consumer Staples—2.5%
*	Darling Ingredients, Inc.	1,379	25
	Ingredion, Inc.	598	51
	J&J Snack Foods Corporation	306	32
			108
	Total Common Stocks—99.7% (cost $3,716)		4,338

	Repurchase Agreement
	State Street Bank and Trust Company, 0.010% dated 12/31/14, due 1/2/15, repurchase price $35, collateralized by FHLMC, 2.000% due 1/30/23	$35	35
	Total Repurchase Agreement—0.8% (cost $35)		35
	Total Investments—100.5% (cost $3,751)		4,373
	Liabilities, plus cash and other assets—(0.5)%		(20)
	Net assets—100.0%		$4,353

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

30	Annual Report	December 31, 2014

SMALL CAP GROWTH FUND

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Karl W. Brewer

The William Blair Small Cap Growth Fund (Class N shares) posted a 2.62% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 5.60%.

The Fund’s underperformance relative to the Index was due to a mix of style factors and stock selection. The Fund’s bias towards microcaps was a modest headwind for the year, as was the Fund’s higher growth orientation relative to the benchmark. Broadly speaking, companies with larger market caps and lower growth prospects outperformed during the year. Within Health Care, the Fund’s typical underweight to biotechnology, as well as positions in Nanosphere and Trinity Biotech, detracted from performance. Stock selection within Information Technology also weighed on returns, in part due to the Fund’s position in MaxLinear. Other top detractors included Rosetta Resources (Energy) and Barrett Business Services (Industrials). Shares of Barrett Business Services declined due to slowing sales growth and fundamental concerns in its workers’ compensation programs. Conversely, stock selection in Consumer Discretionary, including a position in Gentherm, added significant value during the year. The Fund’s position in Enphase Energy (Industrials) also added to performance as the company benefited from increased demand for residential solar installations. Other notable contributors to return included NxStage Medical (Health Care), ExamWorks Group (Health Care), and ZELTIQ Aesthetics (Health Care).

Please refer to the U.S. Growth Market Review and Outlook provided for this Fund on page 6.

December 31, 2014	William Blair Funds	31

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	5 Year	10 Year
Class N	2.62%	22.81%	13.28%	6.62%
Class I	2.87	23.10	13.58	6.91
Russell 2000® Growth Index	5.60	20.14	16.80	8.54

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

32	Annual Report	December 31, 2014

Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Health Care—22.9%
*	ABIOMED, Inc.	173,980	$6,622
*	Addus HomeCare Corporation	409,765	9,945
*	Air Methods Corporation	145,166	6,392
*	Akorn, Inc.	225,216	8,153
	Analogic Corporation	104,940	8,879
*	Cyberonics, Inc.	102,720	5,719
*	Exact Sciences Corporation	231,050	6,340
*	ExamWorks Group, Inc.	126,531	5,262
	HealthSouth Corporation	182,755	7,029
*	Healthways, Inc.	291,252	5,790
*	HMS Holdings Corporation	309,400	6,541
	LeMaitre Vascular, Inc.	189,010	1,446
*	Ligand Pharmaceuticals, Inc.	136,668	7,272
*	Nanosphere, Inc.	3,302,494	1,295
*	NxStage Medical, Inc.	345,498	6,195
*	Repligen Corporation	169,070	3,347
*	Spectranetics Corporation	269,907	9,333
	Trinity Biotech plc—ADR	346,814	6,073
*	Zeltiq Aesthetics, Inc.	198,890	5,551
			117,184
	Information Technology—22.2%
*	Callidus Software, Inc.	252,970	4,131
*	CoStar Group, Inc.	52,086	9,564
*	Exar Corporation	1,005,114	10,252
*	Guidewire Software, Inc.	120,560	6,104
*	Inphi Corporation	340,670	6,295
	j2 Global, Inc.	203,827	12,637
*	MaxLinear, Inc.	623,711	4,622
*	NeuStar, Inc.	201,246	5,595
*	OSI Systems, Inc.	84,691	5,994
*	Pandora Media, Inc.	244,320	4,356
*	ServiceSource International, Inc.	1,571,589	7,355
	Solera Holdings, Inc.	101,720	5,206
*	Tangoe, Inc.	666,051	8,679
*	TeleTech Holdings, Inc.	219,709	5,203
*	Ultimate Software Group, Inc.	21,772	3,196
*	Verint Systems, Inc.	123,530	7,199
*	WNS Holdings, Ltd.—ADR	349,545	7,222
			113,610
	Industrials—20.5%
	ABM Industries, Inc.	192,760	5,523
	Acacia Research Corporation	357,013	6,048
	Barrett Business Services, Inc.	181,869	4,983
*	CAI International, Inc.	358,746	8,323
*	Enphase Energy, Inc.	620,073	8,861
*	Franklin Covey Co.	493,373	9,552
	Healthcare Services Group, Inc.	181,648	5,618
*	Hexcel Corporation	123,990	5,144
*	Hudson Technologies, Inc.	1,711,704	6,453
*	ICF International, Inc.	217,924	8,930
	John Bean Technologies Corporation	170,230	5,594
*	On Assignment, Inc.	175,435	5,823
*	RPX Corporation	461,590	6,361
*	Sparton Corporation	235,157	6,664

	Issuer	Shares	Value

	Common Stocks—(continued)

	Industrials—(continued)
*	TriMas Corporation	257,525	$8,058
	US Ecology, Inc.	74,525	2,990
			104,925

	Consumer Discretionary—13.0%
	Choice Hotels International, Inc.	100,140	5,610
*	Gentherm, Inc.	256,991	9,411
*	IMAX Corporation†	232,520	7,185
*	Lumber Liquidators Holdings, Inc.	96,570	6,403
	MDC Partners, Inc.†	212,638	4,831
	Monro Muffler Brake, Inc.	83,455	4,824
*	Scientific Games Corporation	483,940	6,160
	Six Flags Entertainment Corporation	319,592	13,790
*	Tuesday Morning Corporation	243,220	5,278
*	U.S. Auto Parts Network, Inc.	1,437,420	3,364
			66,856

	Financials—11.7%
*	Cowen Group, Inc.	1,547,916	7,430
*	Encore Capital Group, Inc.	274,226	12,176
*	Fifth Street Asset Management, Inc.	220,808	3,080
*	First Cash Financial Services, Inc.	180,702	10,060
	FirstService Corporation†	119,268	6,066
	FXCM, Inc.	668,110	11,070
*	OM Asset Management plc†	289,831	4,707
*	PRA Group, Inc.	91,760	5,316
			59,905

	Consumer Staples—3.2%
	Nu Skin Enterprises, Inc.	281,280	12,292
	WD-40 Co.	51,149	4,352
			16,644

	Energy—2.3%
*	Bonanza Creek Energy, Inc.	89,060	2,138
*	Carrizo Oil & Gas, Inc.	113,873	4,737
*	Parsley Energy, Inc.	131,603	2,100
*	Rosetta Resources, Inc.	116,910	2,608
			11,583

	Materials—1.2%
*	Stillwater Mining Co.	428,566	6,317

	Total Common Stocks—97.0% (cost $414,508)		497,024

	Exchange-Traded Fund
	iShares Russell 2000 Growth Index Fund	26,640	3,793

	Total Exchange-Traded Fund—0.8% (cost $3,484)		3,793

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	33

Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $12,995, collateralized by U.S. Treasury Notes, 2.375%, due 8/15/24	$12,995	$12,995
Total Repurchase Agreement—2.5% (cost $12,995)		12,995
Total Investments—100.3% (cost $430,987)		513,812
Liabilities, plus cash and other assets—(0.3)%		(1,370)
Net assets—100.0%		$512,442

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Fund had the following transactions during the year ended December 31, 2014 with companies deemed affiliated during the year or at December 31, 2014 (dollar amounts in thousands).

		Share Activity				Year Ended December 31, 2014
	Security Name	Balance 12/31/2013	Purchases	Sales	Balance 12/31/2014	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
ᴫ	Hudson Technologies, Inc.	1,261,512	701,399	251,207	1,711,704	$6,453	$—	$(388)	$774
	Inuvo, Inc.	1,481,955	—	1,481,955	—	—	—	(7,376)	6,799
	U.S. Auto Parts Network, Inc.	2,401,604	745,861	1,710,045	1,437,420	3,364	—	(1,691)	2,906
						$9,817	$—	$(9,455)	$10,479

ᴫAffiliated company at December 31, 2014. The Fund’s total value in companies deemed to be affiliated at December 31, 2014 was $6,453 (in thousands).

See accompanying Notes to Financial Statements.

34	Annual Report	December 31, 2014

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 4.49% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 4.22%.

The Fund’s outperformance relative to the Index was driven by stock selection, primarily within Energy, Materials, and Financials. Significant weakness in Energy as a result of the massive drop in oil prices was most pronounced in the lower quality, more levered names within the sector. Given the Fund’s higher quality bias, the lack of exposure to these names resulted in positive contribution from Energy for the year. Within Financials, stock selection within Property REITs contributed meaningfully to relative performance; helped by a continued low interest rate environment. While Information Technology was the largest detractor from relative performance at the sector level, its impact on Fund performance was relatively marginal. Broadly speaking, from a style perspective, our higher market cap and quality biases were tailwinds for the Fund. These were somewhat offset by headwinds as slower growth and deeper value stocks outperformed. Looking specifically at stock selection, Acxiom (Technology), Tetra Technologies (Energy), and Pier 1 Imports (Consumer Discretionary) were the largest detractors from relative performance. Offsetting these were contributions from the Fund’s investments in Pebblebrook Hotel Trust (Financials), Inphi (Technology), and Cadence Design Systems (Technology).

Please refer to the U.S. Value Market Review and Outlook provided for this Fund on page 7.

December 31, 2014	William Blair Funds	35

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	5 Year	10 Year
Class N	4.49%	17.75%	14.75%	7.97%
Class I	4.73	18.04	15.02	8.21
Russell 2000® Value Index	4.22	18.29	14.26	6.89

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

36	Annual Report	December 31, 2014

Small Cap Value Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—36.0%
	Acadia Realty Trust	244,180	$7,821
	American Assets Trust, Inc.	196,590	7,826
	American Campus Communities, Inc.	141,885	5,868
	Bank of the Ozarks, Inc.	213,950	8,113
	Boston Private Financial Holdings, Inc.	587,378	7,912
	CNO Financial Group, Inc.	511,945	8,816
	CoBiz Financial, Inc.	544,514	7,149
	Douglas Emmett, Inc.	205,980	5,850
*	Eagle Bancorp, Inc.	198,540	7,052
	East West Bancorp, Inc.	201,470	7,799
	EastGroup Properties, Inc.	66,615	4,218
	Education Realty Trust, Inc.	191,781	7,017
	EPR Properties	101,740	5,863
*	Forest City Enterprises, Inc.	234,820	5,002
	FXCM, Inc.	270,643	4,485
	Glacier Bancorp, Inc.	287,475	7,983
	Hanover Insurance Group, Inc.	114,875	8,193
	Highwoods Properties, Inc.	135,675	6,008
	Home BancShares, Inc.	241,240	7,758
	Iberiabank Corporation	104,730	6,792
	LaSalle Hotel Properties	185,120	7,492
	PacWest Bancorp	179,798	8,174
	Pebblebrook Hotel Trust	203,944	9,306
	Radian Group, Inc.	443,500	7,415
	Renasant Corporation	164,136	4,748
*	Safeguard Scientifics, Inc.	279,091	5,532
	Selective Insurance Group, Inc.	303,810	8,255
*	Western Alliance Bancorp	351,545	9,773
	WSFS Financial Corporation	86,400	6,643
*	Yadkin Financial Corporation	300,840	5,911
			210,774
	Industrials—14.6%
	Barnes Group, Inc.	170,070	6,294
	CIRCOR International, Inc.	102,100	6,155
	Curtiss-Wright Corporation	120,430	8,501
	EMCOR Group, Inc.	132,601	5,899
*	Esterline Technologies Corporation	72,940	8,000
	G&K Services, Inc.	149,628	10,601
*	Generac Holdings, Inc.	95,955	4,487
	Interface, Inc.	240,004	3,953
	Kadant, Inc.	125,183	5,344
*	Moog, Inc.	80,469	5,957
*	Northwest Pipe Co.	146,860	4,423
	Standex International Corporation	54,510	4,212
*	Swift Transportation Co.	192,690	5,517
	The Toro Co.	91,470	5,837
			85,180
	Consumer Discretionary—11.9%
	Brunswick Corporation	134,865	6,913
	Children’s Place, Inc.	88,545	5,047
	Core-Mark Holding Co., Inc.	70,567	4,370
	Dana Holding Corporation	266,510	5,794
	Ethan Allen Interiors, Inc.	170,165	5,270
*	Genesco, Inc.	79,770	6,112

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
*	Krispy Kreme Doughnuts, Inc.	482,235	$9,519
	Meredith Corporation	112,340	6,102
*	PEP Boys-Manny, Moe & Jack	311,175	3,056
	Ryland Group, Inc.	148,225	5,716
	Vail Resorts, Inc.	64,165	5,848
	Wolverine World Wide, Inc.	209,065	6,161
			69,908
	Information Technology—11.4%
*	Acxiom Corporation	392,110	7,948
	ADTRAN, Inc.	231,520	5,047
*	Atmel Corporation	703,030	5,902
	Belden, Inc.	94,005	7,408
	Booz Allen Hamilton Holding Corporation	109,440	2,903
*	Cadence Design Systems, Inc.	423,235	8,029
	EVERTEC, Inc.†	236,954	5,244
*	Inphi Corporation	461,494	8,528
*	Intralinks Holdings, Inc.	401,390	4,777
	j2 Global, Inc.	109,025	6,760
*	PTC, Inc.	112,300	4,116
			66,662
	Utilities—6.8%
	ALLETE, Inc.	146,470	8,076
	PNM Resources, Inc.	277,625	8,226
	Portland General Electric Co.	206,150	7,798
	South Jersey Industries, Inc.	120,375	7,094
	Southwest Gas Corporation	138,080	8,535
			39,729
	Health Care—5.5%
	CONMED Corporation	140,425	6,314
*	Greatbatch, Inc.	161,975	7,985
	HealthSouth Corporation	148,615	5,716
*	Magellan Health, Inc.	65,920	3,957
*	Mednax, Inc.	124,626	8,239
			32,211
	Materials—5.3%
	Minerals Technologies, Inc.	104,260	7,241
	PolyOne Corporation	188,299	7,138
*	RTI International Metals, Inc.	159,535	4,030
	Sensient Technologies Corporation	115,060	6,943
	Silgan Holdings, Inc.	103,990	5,574
			30,926
	Energy—3.9%
*	*Bonanza Creek Energy, Inc.	110,360	2,649
	Exterran Holdings, Inc.	145,145	4,729
	GasLog, Ltd.†	53,111	1,081
*	Helix Energy Solutions Group, Inc.	216,810	4,705
*	PDC Energy, Inc.	68,550	2,829
*	Ring Energy, Inc.	143,465	1,506
*	Rosetta Resources, Inc.	80,420	1,794
*	TETRA Technologies, Inc.	550,025	3,674
			22,967

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	37

Small Cap Value Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Consumer Staples—3.2%
*	Darling Ingredients, Inc.	273,725	$4,971
	J&J Snack Foods Corporation	67,382	7,329
	SpartanNash Co.	239,674	6,265
			18,565
	Total Common Stocks—98.6% (cost $471,405)		576,922

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $4,649, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$4,649	4,649
	Total Repurchase Agreement—0.8% (cost $4,649)		4,649
	Total Investments—99.4% (cost $476,054)		581,571
	Cash and other assets, less liabilities—0.6%		3,615
	Net assets—100.0%		$585,186

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

38	Annual Report	December 31, 2014

GLOBAL MARKETS REVIEW AND OUTLOOK

Global Markets Overview

Global equity markets continued to be buoyed by strong U.S. performance in the fourth quarter, as improving economic data combined with the Federal Reserve’s (the “Fed”) reassurances that it would be patient with rate hikes helped to propel U.S. stocks to record highs. Central bank policy accommodation was once again a dominant market theme in 2014, helping equities overcome a broad range of geopolitical and economic risk factors during the year – from the Ukraine conflict and slowing growth in China to Europe deflation fears, the Ebola virus and plunging oil prices. The MSCI ACWI IMI (net) advanced 3.84% for the calendar year in U.S. dollar terms. In local currency terms, the Index was up for 2014, highlighting the magnitude of USD appreciation versus primary currencies including the euro, sterling and yen, and emerging market currencies ranging from the Brazilian real to the Russian ruble.

From a style perspective, William Blair’s proprietary quantitative models indicated that higher quality companies with positive earnings trends outperformed during the calendar year on a global basis, although factor performance varied across regions and market cap segments throughout the year. For example, while higher quality and positive earnings trends/operating momentum were notable contributors in Europe, Japan market leadership was characterized by low quality, low valuation and poor earnings trend factors. There were periods of significant style volatility in 2014. Figure 1 illustrates monthly quantitative model performance, highlighting not only the divergence of valuation and momentum during the year, but the sharp performance reversal between these factors in March, which persisted through July.

Figure 1

MSCI ACWI Quant Model Performance
Quintile 1–Quintile 5 (%)

Source: Summit/William Blair
Note: “Etrend” refers to earnings trend

As the second half of 2014 progressed, the market increasingly rewarded those companies exhibiting high quality characteristics and good earnings fundamentals, with high valuation being less of a headwind.

Non-U.S. developed markets posted negative USD returns for the year due to broad USD appreciation as previously noted, negating positive local currency returns in several markets including Japan, Europe and the U.K. Japan outpaced other primary markets in 4Q14 despite the yen’s 8.5% decline – notably breaching the ¥120 threshold in early December for the first time since 2006 amid expectations of expanded stimulus measures following weaker-than-expected GDP. Prime Minister Abe’s subsequent decision to postpone the October 2015 consumption tax increase by 18 months was well received by voters who secured him victory in the December election, providing a firmer mandate for the Liberal Democratic Party to pursue structural “third-arrow” reforms. In Europe, concerns about political turmoil in Greece resurfaced in December, capping an earlier rally that had been fueled in part by hopes of a new quantitative easing program by the European Central Bank. The prospects for additional stimulus measures weighed on the euro, which weakened approximately 4% versus the USD during 4Q14. UK equities were similarly hampered by the pound’s 4% decline during the quarter. In contrast to Europe and Japan, expectations of an initial interest rate rise by the Bank of England resulted in a more muted loss of 6% for the pound in 2014, significantly less than the 12% declines in the euro and yen.

For the year, however, emerging markets held up better than their non-U.S. developed market counterparts despite myriad concerns, including Fed tapering, slowing growth, and falling commodity prices. While the oil price collapse weighed on investor sentiment in oil export markets such as Russia, Brazil and the Middle East, it supported share price performance in net energy import countries such as India and Turkey during the quarter and year. China also benefited to some extent from its status as an energy importer, but outperformance during the quarter and year was driven more by stimulus measures and expectations of further monetary easing in response to the weaker growth environment. Investors were also encouraged by signs of progress on China reform measures including state owned enterprise (“SOE”) restructuring, fiscal reforms and financial sector liberalization. Indian equities similarly benefited from improving reform prospects under the new Modi government, advancing nearly 28% in USD terms during 2014. We believe that the broad range of performance across emerging markets in 2014 reflected increasingly divergent growth trajectories, reform prospects, and corporate fundamentals. The significant decline in country correlations (Figure 2) was compelling evidence that investors were less inclined to view emerging markets as a homogenous group.

December 31, 2014	William Blair Funds	39

GLOBAL MARKETS REVIEW AND OUTLOOK—CONTINUED

Figure 2

Source: Credit Suisse. Represents 6 month correlation among emerging markets proxied by the standard deviation of performance, adjusted for market volatility. As of December 31.

For the calendar year, Healthcare and Utilities were the leading sectors, which was largely reflective of investors’ yield-seeking behavior amid the weaker global growth environment and disinflation backdrop. In addition to the focus on yield and free cash flow, corporate deal activity was a key driver of Healthcare performance in 2014. On the opposite end of the performance spectrum were the commodities sectors, hampered by oversupply and weakening global demand. OPEC’s surprise decision in late November not to lower its production ceiling weighed significantly on the oil price and Energy sector broadly, with services companies bearing the brunt of the selloff on fears of capital expenditure cuts by the major oil and gas producers.

Figure 3

USD Returns (%)	4Q14	2014
MSCI ACWI IMI (net)	0.59	3.84
Discretionary	5.56	3.08
Staples	3.00	6.01
Energy	-16.78	-15.21
Financials	1.99	4.00
Healthcare	3.62	17.94
Industrials	0.64	-0.47
IT	3.99	13.73
Materials	-4.94	-6.76
Telecom	-2.81	-1.53
Utilities	3.87	13.80

Source: Factset

Finally, from a size perspective, global large and mid cap stocks outperformed their small cap counterparts in 2014 for the first time since 2011, led by large cap dominance in the U.S. (Figure 4). This theme was reversed in emerging markets, however, as emerging markets small caps significantly outperformed for the year, with particular strength in India small caps (+57%). As shown in Figure 4, market cap leadership trends reversed during 4Q14 in both developed and emerging markets.

Figure 4

Large/Mid Cap Excess Return vs. Small Cap (USD %)

	4Q14	2014
United States	-2.32	5.62
Developed ex-US	-0.31	1.03
Emerging Markets	1.52	-3.20

Source: Factset. MSCI Standard vs. Small Cap Net Indices

From a corporate fundamentals perspective, earnings trends continued to be stronger in large/mid caps at year end across the primary geographic segments (Figure 5). The earnings trend/valuation tradeoff, as measured by the William Blair quantitative models (Figure 5), illustrated the relatively attractive profile of the Non-U.S. Developed Market Large/Mid segment in this context. Not surprisingly, the U.S. remained relatively expensive across the market cap spectrum, but this premium was supported by better earnings trends.

Figure 5

Source: William Blair Quantitative Models. 1 is best, 100 is worst. Large/Mid defined as companies ≥$4B float-adjusted market cap; small cap is <$4B float-adjusted market cap.

Global Markets Outlook

The U.S. enjoyed good equity performance in 2013 and 2014 driven mostly by multiple expansion. While earnings have been catching up, U.S. valuations are extended versus the rest of the world. We believe this premium has been warranted since corporate performance has been much better in the U.S. than it has been in many other places. With respect to the earnings outlook, there has been considerable discussion that U.S. corporate profit margins will come under pressure. To the extent that we are not seeing wage growth being a significant

40	Annual Report	December 31, 2014

GLOBAL MARKETS REVIEW AND OUTLOOK—CONTINUED

impediment to margins, we believe U.S. corporations will likely sustain their profitability profiles.

Return prospects beyond the U.S. may be increasingly influenced by structural reforms in several important markets, including Japan, Europe, China and India. In Japan, while various portions of the three arrows of Abenomics remain somewhat unfulfilled, the fundamental trends are encouraging. Using our earnings trend/valuation lens, the most interesting region globally remains Japan, with strong earnings trends and supportive valuations across most sectors. With regard to retail sales, efforts to improve consumer sentiment were not helped by the sales tax increase in the spring of 2014. The result has been the postponement of the second tax increase, which could be positive for the economy more broadly. From a corporate performance perspective, the virtuous circle, in which higher return on equity is sought by management and rewarded by the market, is a significant change in the mental approach toward investment in Japan. Improved corporate performance evidenced by higher earnings, better dividends, and share buybacks that have been significantly ahead of market expectations, has given us confidence that reforms are already producing results. We are particularly encouraged by the recently launched JPX-Nikkei 400 Index targeting high ROE companies with good governance standards, and the Government Pension Investment Fund’s doubling of its target equities allocation in an effort to improve prospective returns.

In the case of India, the goal of the near term reforms is to change the mix of economic growth and inflation. In the years preceding the financial crisis, India experienced strong growth and relatively low inflation. Over the past five years, the picture has completely reversed, with prices growing at or near a double-digit pace, while the economy grew at half the pace of the 2000s. Although inflation fell noticeably in the second half of 2014, Reserve Bank of India Governor Raghuram Rajan has yet to cut interest rates. Rajan’s actions suggest that the government is serious about reining in inflation to pave the way for productive investment and growth. For growth to accelerate, India needs massive private and public investment. Ultimately, the objective is to incentivize investments and to bring investment growth to generate further output gains. Equity valuations are clearly above their 10 year average, but this does not necessarily mean they are overextended. Quality companies, as demonstrated through recent (or historic) corporate performance, are quite abundant in India. It is not surprising for the technology sector to be a source of high quality companies, with well-known leaders in IT services, but we also see strong corporate performance in pharmaceuticals and the automotive industry.

Deciphering China’s reform efforts is considerably more challenging. In the initial decades, China’s remarkable growth was based on an intertwined relationship between SOEs, local governments and large, state-owned banks. Such a system was very successful in rapidly mobilizing financial resources and developing infrastructure. At the same time, the private sector developed largely outside of this triumvirate, with little access to capital or resources. The private sector flourished despite these obstacles. Today, private companies in China account for nearly 90% of employment and the vast majority of corporate profits. It is widely acknowledged that services and consumption are best delivered by market-based mechanisms. Chinese leaders have long recognized this, and efforts to open private sectors to capital more formally while dismantling SOE dominance are well underway.

Even the Euro Area is undertaking major reforms. This is not limited to the recently announced infrastructure spending initiative in Europe, which so far has included few details and garnered little enthusiasm from the private sector. Perhaps most notably, 15 years after the introduction of the single currency, there will finally be a European banking union. As of November 2014, there is now a single, pan-European banking regulator, hastening the development of a fully integrated financial services market. From a portfolio strategy perspective, we believe that the low inflation/low nominal growth environment in Europe necessitates a renewed focus on high quality companies with proven ability to generate cash flow for either profitable reinvestment opportunities or capital returns.

All of the aforementioned structural reforms are growth-promoting and disinflationary over time to the extent that they take costs out of the production of goods and services. In the more immediate future, our expectation is for a resilient world economy in 2015, but with a moderate growth profile overall: IMF data project global GDP growth around 3.3% - 3.5%. The U.S. and Europe are expected to benefit from dissipating fiscal drag, while the Japanese tax increase postponement should have a positive impact. Emerging markets should benefit from lower commodity prices, stable developed market demand and domestic reform efforts. Disinflation is likely to persist, as we expect globalization, structural reforms, and technological changes to continue to drive lower prices. The emerging markets will continue to be important to investors, but differentiation among countries, sectors and companies will be critical to success. In our view the emerging markets are not a homogenous group: the prospects for India are significantly different than those for Russia. As always, we will continue to seek sustainable corporate returns. We strongly believe that companies that demonstrate high returns on investment are better positioned to navigate this environment, and have better potential to provide a solid foundation for the Funds.

December 31, 2014	William Blair Funds	41

GLOBAL LEADERS FUND

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney David C. Fording

The William Blair Global Leaders Fund (Class N shares) posted a 3.76% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), increased 3.84%.

Stock selection across most sectors drove the Fund’s performance during 2014. Consumer Staples was particularly strong, supported by Keurig Green Mountain and Alimentation Couche-Tard, a North American convenience store/gas station. Industrials stock selection was bolstered by strength in U.S. holdings. Although underweighted versus the Index, the Fund’s Materials exposure also contributed to overall sector selection as PPG Industries outperformed, more than offsetting the detrimental effect of the Sika (Chemicals) holding, which came under pressure at the end of the year amid news of the founding family’s intention to sell the company without the blessing of senior management. These contributors were partially offset by weak Financials selection during the year, as Japan and U.S. financials underperformed the Index. From a geographic perspective, the Fund’s Emerging Asia stock selection was particularly strong during the year. Although the Fund’s U.S. underweight detracted, stock selection within the U.S. was strong, with outperformance in the Consumer, Industrials, and Materials sectors. The Fund’s U.K. and Japan overweightings and stock selection were the top regional detractors from 2014 performance. Notable laggards within the U.K. were BG Group (Energy/Oil) and Rolls-Royce, while Orix (Diversified Financial Services) and Denso (Auto Parts Supplier) weighed on Japan results.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

42	Annual Report	December 31, 2014

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	3.76%	13.71%	11.33%	2.56%
Class I(a)	4.08	14.02	11.60	2.84
MSCI ACW IMI (net)(a)	3.84	14.30	9.48	2.34
Institutional Class(b)	4.24	—	—	12.01
MSCI ACW IMI (net)(b)	3.84	—	—	12.83

(a)	Since inception is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2014.
(b)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2014	William Blair Funds	43

Global Leaders Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—50.4%
	Canada—4.5%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	64,856	$2,718
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	40,157	2,013
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	84,800	2,694
			7,425
	United States—45.9%
*	Affiliated Managers Group, Inc. (Capital markets)	10,360	2,199
*	Akamai Technologies, Inc. (Internet software & services)	32,332	2,036
*	Align Technology, Inc. (Health care equipment & supplies)	29,706	1,661
	American Express Co. (Consumer finance)	39,258	3,652
	Bristol-Myers Squibb Co. (Pharmaceuticals)	42,044	2,482
*	Cognizant Technology Solutions Corporation (IT services)	45,058	2,373
	Colgate-Palmolive Co. (Household products)	42,852	2,965
*	CoStar Group, Inc. (Internet software & services)	5,310	975
	Costco Wholesale Corporation (Food & staples retailing)	13,614	1,930
	EOG Resources, Inc. (Oil, gas & consumable fuels)	25,087	2,310
*	Facebook, Inc. (Internet software & services)	26,429	2,062
*	Gilead Sciences, Inc. (Biotechnology)	43,183	4,070
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	12,475	1,850
	Jones Lang LaSalle, Inc. (Real estate management & development)	18,199	2,728
	JPMorgan Chase & Co. (Banks)	39,332	2,461
	Keurig Green Mountain, Inc. (Food products)	10,677	1,413
	Lazard, Ltd. Class “A” (Capital markets)†	39,169	1,960
	Mastercard, Inc. (IT services)	38,827	3,345
*	O’Reilly Automotive, Inc. (Specialty retail)	10,579	2,038
*	Old Dominion Freight Line, Inc. (Road & rail)	23,366	1,814
*	Pandora Media, Inc. (Internet software & services)	7,271	130
	Pioneer Natural Resources Co. (Oil, gas & consumable fuels)	7,319	1,089
	PPG Industries, Inc. (Chemicals)	13,894	3,211
*	PRA Group, Inc. (Consumer finance)	32,498	1,883
*	Red Hat, Inc. (Software)	28,570	1,975
	Robert Half International, Inc. (Professional services)	48,789	2,848
	Schlumberger, Ltd. (Energy equipment & services)†	26,058	2,226
	The Home Depot, Inc. (Specialty retail)	46,483	4,879

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
*	The Middleby Corporation (Machinery)	4,913	$487
*	The Priceline Group, Inc. (Internet & catalog retail)	3,029	3,454
	The Toro Co. (Machinery)	19,460	1,242
	VF Corporation (Textiles, apparel & luxury goods)	36,446	2,730
	Williams-Sonoma, Inc. (Specialty retail)	34,707	2,627
			75,105
	Europe, Mid-East—16.0%
	Denmark—1.4%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	55,152	2,333
	France—1.5%
	Cap Gemini S.A. (IT services)	33,427	2,390
	Germany—1.6%
	Bayerische Motoren Werke AG (Automobiles)	23,814	2,570
	Ireland—1.0%
	Shire plc (Pharmaceuticals)	22,745	1,613
	Israel—3.1%
*	Check Point Software Technologies, Ltd. (Software)†	21,867	1,718
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	57,588	3,312
			5,030
	Netherlands—0.7%
	Royal Dutch Shell plc (Oil, gas & consumable fuels)	34,268	1,142
	Sweden—1.7%
	Atlas Copco AB Class “A” (Machinery)	82,568	2,297
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	17,201	531
			2,828
	Switzerland—5.0%
	Geberit AG (Building products)	4,709	1,593
	Partners Group Holding AG (Capital markets)	7,485	2,178
	Roche Holding AG (Pharmaceuticals)	9,293	2,518
	Sika AG (Chemicals)	175	516
	Sonova Holding AG (Health care equipment & supplies)	10,007	1,470
			8,275
	Japan—11.5%
	Daikin Industries, Ltd. (Building products)	42,400	2,719
	Fuji Heavy Industries, Ltd. (Automobiles)	44,300	1,568
	GLP J-Reit (Real estate investment trusts (REITs))	1,369	1,525
	Hoya Corporation (Electronic equipment, instruments & components)	59,100	1,999
	Kao Corporation (Personal products)	62,300	2,457
	Keyence Corporation (Electronic equipment, instruments & components)	2,800	1,248

See accompanying Notes to Financial Statements.

44	Annual Report	December 31, 2014

Global Leaders Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Nitori Holdings Co., Ltd. (Specialty retail)	28,300	$1,520
	ORIX Corporation (Diversified financial services)	170,500	2,145
	SMC Corporation (Machinery)	5,700	1,495
	Sumitomo Mitsui Financial Group, Inc. (Banks)	58,400	2,111
			18,787
	Emerging Asia—9.0%
	China—4.5%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	14,770	1,535
*	Baidu, Inc.—ADR (Internet software & services)	10,117	2,307
	China Overseas Land & Investment, Ltd. (Real estate management & development)	584,000	1,731
	Tencent Holdings, Ltd. (Internet software & services)	118,900	1,720
			7,293
	India—1.4%
	Tata Motors, Ltd. (Automobiles)	298,795	2,336
	Indonesia—1.3%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	2,290,700	2,153
	Taiwan—1.8%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	132,412	2,964

	United Kingdom—7.2%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	52,164	801
	Babcock International Group plc (Commercial services & supplies)	41,679	683
	BG Group plc (Oil, gas & consumable fuels)	96,432	1,291
	Compass Group plc (Hotels, restaurants & leisure)	172,354	2,946
	easyJet plc (Airlines)	106,857	2,765
	Prudential plc (Insurance)	102,015	2,359
	Reckitt Benckiser Group plc (Household products)	12,052	976
			11,821
	Asia—1.8%
	Hong Kong—1.8%
	AIA Group, Ltd. (Insurance)	316,600	1,740
	MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	476,000	1,202
			2,942
	Emerging Latin America—1.3%
	Brazil—0.6%
	Kroton Educacional S.A. (Diversified consumer services)	178,300	1,039
	Panama—0.7%
	Copa Holdings S.A. Class “A” (Airlines)†	10,385	1,076
	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—0.6%
South Africa—0.6%
Bidvest Group, Ltd. (Industrial conglomerates)	34,472	$901
Total Common Stocks—97.8% (cost $138,939)		160,023

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $7,885, collateralized by Federal Farm Credit Bank, 2.700%, due 12/2/24	$7,885	7,885
Total Repurchase Agreement—4.8% (cost $7,885)		7,885
Total Investments—102.6% (cost $146,824)		167,908
Liabilities, plus cash and other assets—(2.6)%		(4,246)
Net assets—100.0%		$163,662

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	20.6%
Information Technology	18.8%
Consumer Discretionary	18.1%
Health Care	13.3%
Industrials	12.4%
Consumer Staples	7.8%
Energy	6.7%
Materials	2.3%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	56.3%
Japanese Yen	11.7%
British Pound Sterling	8.4%
Swiss Franc	5.2%
Hong Kong Dollar	4.0%
Euro	3.8%
Canadian Dollar	3.4%
Swedish Krona	1.8%
Indian Rupee	1.5%
Danish Krone	1.4%
Indonesian Rupiah	1.3%
All Other Currencies	1.2%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	45

GLOBAL SMALL CAP GROWTH FUND

The Global Small Cap Growth Fund seeks long-term capital appreciation.

Andrew G. Flynn Matthew A. Litfin Karl W. Brewer Jeffrey A. Urbina

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Global Small Cap Growth Fund (Class N shares) posted a 4.93% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World Small Cap Index (net) (the “Index”), increased 1.78%.

The Fund’s investments in various Emerging Markets (especially India and China) contributed nicely to performance. Indian battery manufacturer Amara Raja Batteries Ltd., Chinese point-of-sale products company Pax Global Technology Ltd. and South Korean furniture manufacturer Hanssem Co Ltd. were notable Emerging Markets contributors for 2014. Stock selection in the U.S. and Europe also helped. Within Europe, Norwegian specialty chemical bio-refiner Borregaard ASA had a strong year, up more than 50% given progress across the year in development of the company’s proprietary technologies. In the U.S., the Varonis Systems Inc. (IT Software and Services) and Hortonworks Inc. (IT Software and Services) initial public offerings substantially boosted the Fund’s performance for the year. It is important to note that initial public offerings contributed almost 40% of the total Fund return for 2014.

There were two main categories of regional performance detraction during 2014. First, from a positioning perspective, the Fund’s underweight to the U.S. and Canada, and the overweight to Europe hampered performance as North American stocks outperformed European stocks in general; however, through solid stock selection we were able to more than offset these drags for the year. While overall U.S. stock selection was strong, Wayfair Inc. (E-Commerce), Forum Energy Technologies Inc. (Energy), and CommVault Systems Inc. (IT Software and Services) suffered notable declines and detracted from overall Fund performance. Second, from a stock selection perspective, the Fund’s investments in Japan detracted. With respect to relative sector performance, the Fund’s Financials exposure was a key detractor during the year, as U.S. and Latin America holdings underperformed.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

46	Annual Report	December 31, 2014

Global Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
		Since
	1 Year	Inception(a)
Class N	4.93%	16.86%
Class I	5.26	17.20
MSCI ACW Small Cap Index (net)	1.78	11.02

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses to the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Small Cap Index (net) is a free float-adjusted market capitalization index designed to measure global developed and emerging market small capitalization equity performance. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2014	William Blair Funds	47

Global Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—46.7%
	Canada—3.2%
	Constellation Software, Inc. (Software)	922	$274
	Home Capital Group, Inc. (Thrifts & mortgage finance)	6,909	286
	Linamar Corporation (Auto components)	4,745	290
	Total Energy Services, Inc. (Energy equipment & services)	20,064	224
	WestJet Airlines, Ltd. (Airlines)	10,012	290
			1,364
	United States—43.5%
*	2U, Inc. (Diversified consumer services)	19,149	376
*	Addus HomeCare Corporation (Health care providers & services)	11,375	276
*	Akorn, Inc. (Pharmaceuticals)	8,496	308
*	Align Technology, Inc. (Health care equipment & supplies)	9,947	556
*	AMN Healthcare Services, Inc. (Health care providers & services)	25,489	500
	Bio-Techne Corporation (Life sciences tools & services)	4,823	446
	Booz Allen Hamilton Holding Corporation (IT services)	22,239	590
*	Carrizo Oil & Gas, Inc. (Oil, gas & consumable fuels)	7,365	306
	Choice Hotels International, Inc. (Hotels, restaurants & leisure)	9,887	554
*	Cognex Corporation (Electronic equipment, instruments & components)	8,426	348
*	Cvent, Inc. (Internet software & services)	15,983	445
*	Demandware, Inc. (Internet software & services)	6,402	368
*	Diamondback Energy, Inc. (Oil, gas & consumable fuels)	4,818	288
	Domino’s Pizza, Inc. (Hotels, restaurants & leisure)	4,653	438
*	Drew Industries, Inc. (Auto components)	9,935	507
*	Encore Capital Group, Inc. (Consumer finance)	10,389	461
*	Forum Energy Technologies, Inc. (Energy equipment & services)	13,824	287
	Gentex Corporation (Auto components)	14,130	511
*	Gentherm, Inc. (Auto components)	8,929	327
	HealthSouth Corporation (Health care providers & services)	7,478	288
	Herman Miller, Inc. (Commercial services & supplies)	15,545	457
*	Hexcel Corporation (Aerospace & defense)	7,761	322
*	Hortonworks, Inc. (Internet software & services)	17,253	466
*	Huron Consulting Group, Inc. (Professional services)	6,586	450
	j2 Global, Inc. (Internet software & services)	6,215	385
*	Ligand Pharmaceuticals, Inc. (Biotechnology)	6,057	322

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
	MAXIMUS, Inc. (IT services)	5,871	$322
	Monotype Imaging Holdings, Inc. (Software)	17,158	495
*	Oil States International, Inc. (Energy equipment & services)	6,866	336
*	PRA Group, Inc. (Consumer finance)	8,569	496
*	ServiceMaster Global Holdings, Inc. (Diversified consumer services)	11,862	318
*	Sirona Dental Systems, Inc. (Health care equipment & supplies)	5,821	509
	Six Flags Entertainment Corporation (Hotels, restaurants & leisure)	10,286	444
*	Sprouts Farmers Market, Inc. (Food & staples retailing)	11,080	376
*	Team Health Holdings, Inc. (Health care providers & services)	5,504	317
	Texas Roadhouse, Inc. (Hotels, restaurants & leisure)	10,649	360
	The Corporate Executive Board Co. (Professional services)	5,557	403
*	The Middleby Corporation (Machinery)	5,212	517
	The Toro Co. (Machinery)	7,247	462
*	Tyler Technologies, Inc. (Software)	5,185	567
	UniFirst Corporation (Commercial services & supplies)	4,854	590
	US Ecology, Inc. (Commercial services & supplies)	6,753	271
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	3,223	294
*	WageWorks, Inc. (Professional services)	6,693	432
*	Wayfair, Inc. Class “A” (Internet & catalog retail)	13,016	258
*	Zeltiq Aesthetics, Inc. (Health care equipment & supplies)	15,594	435
			18,784

	Europe, Mid-East—19.3%
	Austria—0.9%
	ams AG (Semiconductors & semiconductor equipment)	10,822	391
	Belgium—0.8%
	Melexis N.V. (Semiconductors & semiconductor equipment)	7,806	353
	Denmark—0.7%
*	Royal Unibrew (Beverages)	1,620	284
	Finland—0.8%
	Huhtamaki OYJ (Containers & packaging)	12,666	333
	France—1.3%
	Ingenico (Electronic equipment, instruments & components)	3,032	319
*	Innate Pharma S.A. (Biotechnology)	24,955	235
			554

See accompanying Notes to Financial Statements.

48	Annual Report	December 31, 2014

Global Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—3.8%
	Aareal Bank AG (Thrifts & mortgage finance)	8,324	$333
	Aurelius AG (Capital markets)	7,402	280
	CTS Eventim AG & Co KGaA (Media)	12,707	374
	KUKA AG (Machinery)	3,692	261
	Norma Group SE (Machinery)	7,805	373
			1,621
	Ireland—2.2%
	Beazley plc (Insurance)	137,353	611
	Greencore Group plc (Food products)	78,928	351
			962
	Israel—1.6%
	Frutarom Industries, Ltd. (Chemicals)	12,351	381
*	Lumenis, Ltd. (Health care equipment & supplies)†	34,199	320
			701
	Italy—2.9%
*	Anima Holding SpA (Capital markets)	56,065	282
	Brembo SpA (Auto components)	12,173	408
	De’Longhi SpA (Household durables)	15,630	282
	Moncler SpA (Textiles, apparel & luxury goods)	21,595	289
			1,261
	Norway—0.7%
	Borregaard ASA (Chemicals)	39,069	289
	Sweden—2.8%
	Clas Ohlson AB (Specialty retail)	16,040	278
*	Net Entertainment NE AB (Internet software & services)	11,756	396
	Nolato AB Class “B” (Industrial conglomerates)	24,172	549
			1,223
	Switzerland—0.8%
	VZ Holding AG (Capital markets)	1,985	355

	Emerging Asia—10.0%
	China—2.4%
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	10,938	267
*	Luye Pharma Group, Ltd. (Pharmaceuticals)	246,000	314
*	Ozner Water International Holding Ltd.—144A (Household durables)	562,000	216
*	PAX Global Technology, Ltd. (Electronic equipment, instruments & components)	237,000	243
			1,040
	India—3.9%
	Alembic Pharmaceuticals, Ltd. (Pharmaceuticals)	41,949	294
	Amara Raja Batteries, Ltd. (Electrical equipment)	23,532	307

Issuer	Shares	Value

Common Stocks—(continued)

India—(continued)
Apollo Tyres, Ltd. (Auto components)	75,890	$268
Kaveri Seed Co., Ltd. (Food products)	18,891	230
Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	15,951	285
Yes Bank, Ltd. (Banks)	24,153	293
		1,677
Malaysia—0.6%
Silverlake Axis, Ltd. (Software)	297,000	280
Philippines—1.2%
Security Bank Corporation (Banks)	159,080	539
Taiwan—1.2%
King Slide Works Co., Ltd. (Machinery)	39,000	497
Thailand—0.7%
Supalai PCL (Real estate management & development)	391,600	285

Japan—9.0%
Haseko Corporation (Household durables)	36,300	292
Kanamoto Co., Ltd. (Trading companies & distributors)	9,400	254
M3, Inc. (Health care technology)	15,600	261
Meitec Corporation (Professional services)	10,600	313
Nihon Kohden Corporation (Health care equipment & supplies)	5,200	256
Nihon M&A Center, Inc. (Professional services)	9,800	295
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	132	287
Nissan Chemical Industries, Ltd. (Chemicals)	17,100	310
Obic Co., Ltd. (IT services)	9,500	308
Okabe Co., Ltd. (Building products)	19,100	174
Relo Holdings, Inc. (Real estate management & development)	4,400	315
Sato Holdings Corporation (Commercial services & supplies)	11,300	257
Tsubakimoto Chain Co. (Machinery)	33,000	265
Zenkoku Hosho Co., Ltd. (Diversified financial services)	10,400	295
		3,882

United Kingdom—5.1%
Domino’s Pizza Group plc (Hotels, restaurants & leisure)	30,641	335
Hays plc (Professional services)	137,884	310
Howden Joinery Group plc (Specialty retail)	51,183	319
IG Group Holdings plc (Diversified financial services)	2,620	29
M&C Saatchi plc (Media)	57,554	296
Scapa Group plc (Chemicals)	135,006	282
Ted Baker plc (Textiles, apparel & luxury goods)	8,579	295
Workspace Group plc (Real estate investment trusts (REITs))	26,485	313
		2,179

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	49

Global Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—2.6%
	South Africa—1.4%
	Clicks Group, Ltd. (Food & staples retailing)	38,574	$270
	Coronation Fund Managers, Ltd. (Capital markets)	33,885	335
			605
	Turkey—0.6%
	Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	301,811	260
	United Arab Emirates—0.6%
	Al Noor Hospitals Group plc (Health care providers & services)	17,526	270

	Emerging Latin America—2.5%
	Brazil—0.6%
	GAEC Educacao S.A. (Diversified consumer services)	20,500	271
	Mexico—1.9%
*	Compartamos S.A.B. de C.V. (Consumer finance)	286,600	576
	Credito Real S.A.B. de C.V. (Consumer finance)	105,995	227
			803
	Asia—2.0%
	Australia—1.4%
	DuluxGroup, Ltd. (Chemicals)	55,511	261
	Magellan Financial Group, Ltd. (Capital markets)	25,074	334
			595
	New Zealand—0.6%
	SKY Network Television, Ltd. (Media)	54,334	255
	Total Common Stocks—97.2% (cost $39,810)		41,913

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $1,188, collateralized by U.S. Treasury Note, 2.375%, due 08/15/24	$1,188	1,188
	Total Repurchase Agreement—2.7% (cost $1,188)		1,188
	Total Investments—99.9% (cost $40,998)		43,101
	Cash and other assets, less liabilities—0.1%		27
	Net assets—100.0%		$43,128

*	Non-income producing securities
†	= U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	21.1%
Industrials	19.2%
Financials	17.2%
Information Technology	16.3%
Health Care	14.8%
Materials	4.4%
Consumer Staples	3.6%
Energy	3.4%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	46.2%
Euro	9.8%
Japanese Yen	9.3%
British Pound Sterling	8.1%
Indian Rupee	4.0%
Canadian Dollar	3.3%
Swedish Krona	2.9%
Mexican Peso	1.9%
Hong Kong Dollar	1.9%
Swiss Franc	1.8%
South African Rand	1.4%
Australian Dollar	1.4%
Philippine Peso	1.3%
New Taiwan Dollar	1.2%
All Other Currencies	5.5%
Total	100.0%

See accompanying Notes to Financial Statements.

50	Annual Report	December 31, 2014

INTERNATIONAL LEADERS FUND

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney Simon Fennell

The William Blair International Leaders Fund (Class N shares) posted a 2.67% decrease, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 3.89%.

While the Fund’s absolute performance was negative in 2014, the Fund outperformed the Index. The Fund’s outperformance relative to the Index was supported by positive stock selection across most sectors and favorable sector positioning, including Energy and Materials underweightings and Information Technology and Healthcare overweightings. Stock selection was particularly strong in Consumer Staples, led by North American gas station/convenience store operator Alimentation Couche-Tard, which rallied on a combination of positive earnings results and its acquisition of U.S.-based The Pantry. Financials performance was another key driver of relative Fund strength, while Industrials selection also stood out. These positive effects were partially offset by relative weakness in Materials and Telecom, as chemicals holding Sika lagged due to concerns about management stability after the founding family agreed to sell the company, and Norwegian telecom leader Telenor suffered in part from weakness in its Thailand business. Energy selection was also detrimental for the year, hampered by the oil price environment and concerns about BG Group’s progress on a liquefied natural gas project in Australia. From a geographic perspective, stock selection in Europe, Canada, and Emerging Markets were the notable contributors in 2014, partially offset by the overweightings and stock selection in Japan and the U.K., combined with the Emerging Markets underweighting.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

December 31, 2014	William Blair Funds	51

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
	1 Year	Since Inception
Class N(a)	(2.67)%	9.84%
Class I(a)	(2.43)	10.13
MSCI ACW Ex-U.S. IMI (net)(a)	(3.89)	8.38
Institutional Class(b)	(2.34)	10.12
MSCI ACW Ex-U.S. IMI (net)(b)	(3.89)	7.35

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to December 31, 2014.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

52	Annual Report	December 31, 2014

International Leaders Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—35.2%
	Denmark—3.4%
	Coloplast A/S Class “B” (Health care equipment & supplies)	18,249	$1,527
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	34,654	1,466
			2,993
	Finland—1.8%
	Sampo Oyj Class “A” (Insurance)	33,454	1,566
	France—4.6%
	Cap Gemini S.A. (IT services)	24,934	1,783
	Total S.A. (Oil, gas & consumable fuels)	26,338	1,349
	Valeo S.A. (Auto components)	7,607	947
			4,079
	Germany—4.1%
	Bayerische Motoren Werke AG (Automobiles)	13,187	1,423
	Continental AG (Auto components)	7,576	1,598
	Rational AG (Machinery)	1,928	604
			3,625
	Ireland—1.8%
*	Ryanair Holdings plc—ADR (Airlines)	22,113	1,576
	Israel—3.8%
*	Check Point Software Technologies, Ltd. (Software)†	15,517	1,219
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	37,326	2,147
			3,366
	Italy—2.1%
	Intesa Sanpaolo SpA (Banks)	626,254	1,817
	Netherlands—2.1%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	13,062	998
	Royal Dutch Shell plc (Oil, gas & consumable fuels)	25,616	854
			1,852
	Norway—1.1%
	Telenor ASA (Diversified telecommunication services)	48,775	987
	Spain—1.4%
	Amadeus IT Holding S.A. Class “A” (IT services)	30,714	1,223
	Sweden—2.1%
	Atlas Copco AB Class “A” (Machinery)	52,239	1,454
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	11,881	366
			1,820
	Switzerland—6.9%
*	Actelion, Ltd. (Biotechnology)	11,700	1,347
*	Adecco S.A. (Professional services)	10,891	749
	Geberit AG (Building products)	4,815	1,629

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—(continued)
	Partners Group Holding AG (Capital markets)	5,289	$1,539
	Roche Holding AG (Pharmaceuticals)	2,278	617
	Sika AG (Chemicals)	51	150
			6,031

	Japan—21.7%
	Astellas Pharma, Inc. (Pharmaceuticals)	122,800	1,710
	Daikin Industries, Ltd. (Building products)	27,000	1,731
	Daito Trust Construction Co., Ltd. (Real estate management & development)	7,400	839
	Fanuc Corporation (Machinery)	9,200	1,517
	Fuji Heavy Industries, Ltd. (Automobiles)	48,459	1,715
	Hoya Corporation (Electronic equipment, instruments & components)	36,200	1,224
	Kao Corporation (Personal products)	37,100	1,463
	Keyence Corporation (Electronic equipment, instruments & components)	3,100	1,381
	Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	10,100	1,102
	Nitori Holdings Co., Ltd. (Specialty retail)	15,400	827
	ORIX Corporation (Diversified financial services)	114,400	1,440
*	Recruit Holdings Co., Ltd. (Professional services)	9,000	259
	Secom Co., Ltd. (Commercial services & supplies)	19,500	1,120
	SMC Corporation (Machinery)	4,500	1,180
	Sumitomo Mitsui Financial Group, Inc. (Banks)	43,500	1,573
			19,081

	Emerging Asia—15.3%
	China—7.5%
*	Alibaba Group Holding, Ltd.—ADR
	(Internet software & services)	10,201	1,060
*	Baidu, Inc.—ADR (Internet software & services)	5,578	1,272
	China Overseas Land & Investment, Ltd.
	(Real estate management & development)	308,000	913
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	984,000	1,292
	NetEase, Inc.—ADR (Internet software & services)	8,954	888
	Tencent Holdings, Ltd. (Internet software & services)	84,100	1,217
			6,642
	India—4.9%
	Hero MotoCorp, Ltd. (Automobiles)	33,076	1,619
	Housing Development Finance Corporation (Thrifts & mortgage finance)	59,957	1,072
	Tata Motors, Ltd.—ADR (Automobiles)	37,668	1,593
			4,284

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	53

International Leaders Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Indonesia—1.9%
PT Bank Rakyat Indonesia Persero Tbk
(Banks)	1,775,100	$1,669
Taiwan—1.0%
MediaTek, Inc. (Semiconductors & semiconductor equipment)	63,000	916

United Kingdom—12.6%
ARM Holdings plc (Semiconductors & semiconductor equipment)	28,184	433
AstraZeneca plc (Pharmaceuticals)	15,216	1,075
BG Group plc (Oil, gas & consumable fuels)	56,273	753
Compass Group plc (Hotels, restaurants & leisure)	142,758	2,440
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	32,399	1,304
Reckitt Benckiser Group plc (Household products)	6,030	488
Reed Elsevier plc (Media)	106,907	1,826
St James’s Place plc (Insurance)	105,007	1,324
Wolseley plc (Trading companies & distributors)	1,521	87
WPP plc (Media)	66,247	1,377
		11,107
Canada—7.4%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	48,843	2,047
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	42,456	2,128
CI Financial Corporation (Capital markets)	34,710	965
Suncor Energy, Inc. (Oil, gas & consumable fuels)	43,700	1,388
		6,528
Emerging Europe, Mid-East, Africa—2.9%
South Africa—2.9%
Bidvest Group, Ltd. (Industrial conglomerates)	42,650	1,115
Discovery, Ltd. (Insurance)	146,871	1,406
		2,521
Asia—2.8%
Hong Kong—2.8%
AIA Group, Ltd. (Insurance)	274,600	1,509
MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	376,400	951
		2,460
Emerging Latin America—0.8%
Brazil—0.8%
Kroton Educacional S.A. (Diversified consumer services)	118,800	692
Total Common Stocks—98.7% (cost $80,976)		86,835

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $1,050, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$1,050	$1,050
Total Repurchase Agreement—1.2% (cost $1,050)		1,050
Total Investments—99.9% (cost $82,026)		87,885
Cash and other assets, less liabilities—0.1%		77
Net assets—100.0%		$87,962

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	22.7%
Consumer Discretionary	21.1%
Information Technology	18.9%
Industrials	15.0%
Health Care	11.4%
Energy	5.0%
Consumer Staples	4.6%
Telecommunication Services	1.1%
Materials	0.2%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	22.0%
Euro	15.2%
U.S. Dollar	14.8%
British Pound Sterling	12.8%
Swiss Franc	6.9%
Hong Kong Dollar	6.8%
Canadian Dollar	5.1%
Danish Krone	3.4%
Indian Rupee	3.1%
South African Rand	2.9%
Swedish Krona	2.1%
Indonesian Rupiah	1.9%
Norwegian Krone	1.1%
New Taiwan Dollar	1.1%
All Other Currencies	0.8%
Total	100.0%

See accompanying Notes to Financial Statements.

54	Annual Report	December 31, 2014

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair International Equity Fund (Class N shares) posted a 3.09% decrease, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), decreased 4.32%.

While the Fund’s absolute performance was negative in 2014, the Fund outperformed the Index. The Fund outperformance relative to the Index was driven by favorable stock selection across most sectors, combined with sector positioning. The Healthcare overweighting and stock selection were the largest contributors from a sector perspective, benefiting from outperformance in equipment and pharmaceutical holdings. ADHD and rare disease drug specialist Shire PLC was the most significant contributor to performance, initially rallying on news of the proposed acquisition by Abbvie, and then rebounding after the deal was called off for tax reasons, as investors refocused on Shire’s compelling growth prospects as a stand-alone company. The Fund’s Information Technology (“IT”) overweighting and stock selection were also beneficial during 2014, with notable contributions from semiconductor leader NXP and camera equipment leader Largan Precision—the latter supported by its position in the Apple supply chain amid improving momentum related to new product launches. These positive effects were partially offset by Energy stock selection, as China Oilfield Services, Tullow Oil and Canadian Natural Resources were significant detractors due to a mix of company-specific issues and falling oil prices. Materials and Telecom Services stock selection were also detractors, although their impact was muted by underweight positions. From a geographic perspective, Continental Europe stock selection was a key contributor in 2014, with relative strength in European Financial, Healthcare, Industrials, and IT holdings. This more than offset the adverse effect of the Japan overweight and stock selection, as Japanese Consumer Discretionary and IT holdings lagged.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

December 31, 2014	William Blair Funds	55

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	5 Year	10 Year
Class N	(3.09)%	10.83%	5.64%	3.67%
Class I	(2.80)	11.12	5.90	3.92
MSCI World Ex-U.S. Index (net)	(4.32)	10.47	5.21	4.64

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

56	Annual Report	December 31, 2014

International Equity Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—32.5%
	Belgium—1.2%
	UCB S.A. (Pharmaceuticals)	10,518	$800

	Denmark—2.2%
	Coloplast A/S Class “B” (Health care equipment & supplies)	10,596	887
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	13,997	592
			1,479

	France—3.6%
	Cap Gemini S.A. (IT services)	12,015	859
	Essilor International S.A. (Health care equipment & supplies)	6,806	759
	Total S.A. (Oil, gas & consumable fuels)	16,249	833
			2,451

	Germany—6.4%
	BASF SE (Chemicals)	11,884	997
	Bayer AG (Pharmaceuticals)	4,962	676
	Bayerische Motoren Werke AG (Automobiles)	9,033	975
	Continental AG (Auto components)	4,283	903
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	75,733	802
			4,353

	Ireland—1.0%
	Shire plc (Pharmaceuticals)	9,907	702

	Italy—1.0%
	Intesa Sanpaolo SpA (Banks)	246,853	716

	Netherlands—3.2%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	9,995	764
*	Sensata Technologies Holding N.V. (Electrical equipment)†	14,149	741
	Unilever N.V. (Food products)	18,185	711
			2,216

	Sweden—5.9%
	Assa Abloy AB Class “B” (Building products)	16,742	884
	Atlas Copco AB Class “A” (Machinery)	46,113	1,283
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	18,669	576
	Swedbank AB Class “A” (Banks)	52,260	1,297
			4,040

	Switzerland—8.0%
	Geberit AG (Building products)	2,743	928
	Nestle S.A. (Food products)	14,160	1,032
	Novartis AG (Pharmaceuticals)	18,273	1,695
	Roche Holding AG (Pharmaceuticals)	4,193	1,136
	Sonova Holding AG (Health care equipment & supplies)	4,818	708
			5,499

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—25.5%
Babcock International Group plc
(Commercial services & supplies)	61,608	$1,009
Capita plc (Professional services)	49,639	832
Compass Group plc (Hotels, restaurants & leisure)	107,890	1,844
easyJet plc (Airlines)	48,405	1,253
Experian plc (Professional services)	59,788	1,008
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	20,895	841
Next plc (Multiline retail)	4,758	505
Prudential plc (Insurance)	59,889	1,385
Reckitt Benckiser Group plc (Household products)	10,639	862
Reed Elsevier plc (Media)	53,939	921
Regus plc (Commercial services & supplies)	243,361	786
Rio Tinto plc (Metals & mining)	18,369	847
Schroders plc (Capital markets)	17,797	740
Smith & Nephew plc (Health care equipment & supplies)	31,350	565
SSE plc (Electric utilities)	28,195	712
Standard Life plc (Insurance)	92,034	570
Travis Perkins plc (Trading companies & distributors)	41,393	1,191
Tullow Oil plc (Oil, gas & consumable fuels)	77,418	499
Wolseley plc (Trading companies & distributors)	19,252	1,101
		17,471

Japan—19.0%
Astellas Pharma, Inc. (Pharmaceuticals)	59,062	822
Daikin Industries, Ltd. (Building products)	9,594	615
Daito Trust Construction Co., Ltd. (Real estate management & development)	4,300	488
Fanuc Corporation (Machinery)	4,900	808
Hoya Corporation (Electronic equipment, instruments & components)	27,200	920
Japan Exchange Group, Inc. (Diversified financial services)	21,100	492
Kao Corporation (Personal products)	20,500	808
Keyence Corporation (Electronic equipment, instruments & components)	1,400	624
Nidec Corporation (Electrical equipment)	10,213	660
Nihon M&A Center, Inc. (Professional services)	15,700	473
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	445	966
Obic Co., Ltd. (IT services)	22,400	727
ORIX Corporation (Diversified financial services)	64,885	816
SCSK Corporation (IT services)	23,583	591
Seino Holdings Co., Ltd. (Road & rail)	61,174	617
Sumitomo Mitsui Trust Holdings, Inc. (Banks)	212,000	812
Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	18,000	613

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	57

International Equity Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Suruga Bank, Ltd. (Banks)	25,732	$473
Trend Micro, Inc. (Software)	25,600	707
		13,032

Canada—9.1%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	20,581	863
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	18,421	923
Canadian National Railway Co. (Road & rail)†	17,531	1,208
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	30,430	941
CI Financial Corporation (Capital markets)	22,952	638
Suncor Energy, Inc. (Oil, gas & consumable fuels)	23,500	746
The Toronto-Dominion Bank (Banks)†	19,550	934
		6,253

Emerging Asia—8.8%
China—3.5%
China Everbright International, Ltd. (Commercial services & supplies)	453,963	676
China Overseas Land & Investment, Ltd. (Real estate management & development)	304,000	901
CNOOC, Ltd. (Oil, gas & consumable fuels)	618,992	837
		2,414
India—2.8%
HDFC Bank, Ltd.—ADR (Banks)	21,684	1,100
Tata Consultancy Services, Ltd. (IT services)	19,676	799
		1,899
Papua New Guinea—0.6%
Oil Search, Ltd. (Oil, gas & consumable fuels)	64,214	412
Taiwan—1.9%
Compal Electronics, Inc. (Technology hardware, storage & peripherals)	1,032,000	721
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	8,000	599
		1,320

Asia—1.9%
Hong Kong—1.9%
AIA Group, Ltd. (Insurance)	230,929	1,269

Emerging Latin America—0.6%
Panama—0.6%
Copa Holdings S.A. Class “A” (Airlines)†	3,648	378

Total Common Stocks—97.4% (cost $60,167)		66,704
	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $161, collateralized by U.S. Treasury Notes, 2.375%, due 08/15/24	$161	$161

Total Repurchase Agreement—0.2% (cost $161)		161

Total Investments—97.6% (cost $60,328)		66,865
Cash and other assets, less liabilities—2.4%		1,644
Net assets—100.0%		$68,509

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	24.6%
Financials	22.7%
Health Care	14.0%
Information Technology	13.0%
Consumer Discretionary	9.0%
Consumer Staples	6.4%
Energy	6.4%
Materials	2.8%
Utilities	1.1%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	27.3%
Japanese Yen	19.5%
Euro	13.5%
U.S. Dollar	9.1%
Swiss Franc	8.2%
Swedish Krona	6.1%
Hong Kong Dollar	5.5%
Canadian Dollar	4.8%
Danish Krone	2.2%
New Taiwan Dollar	2.0%
Indian Rupee	1.2%
All Other Currencies	0.6%
Total	100.0%

See accompanying Notes to Financial Statements.

58	Annual Report	December 31, 2014

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair Institutional International Equity Fund (Institutional Class shares) posted a 3.50% decrease, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), decreased 4.32%.

While the Fund’s absolute performance was negative in 2014, the Fund outperformed the Index. The Fund’s outperformance relative to the Index was driven by favorable stock selection across most sectors, combined with sector positioning. The Healthcare overweighting and stock selection were the largest contributors from a sector perspective, benefiting from outperformance in equipment and pharmaceutical holdings. ADHD and rare disease drug specialist Shire PLC was the most significant contributor to performance, initially rallying on news of the proposed acquisition by Abbvie, and then rebounding after the deal was called off for tax reasons, as investors refocused on Shire’s compelling growth prospects as a stand-alone company. The Fund’s Information Technology (“IT”) overweighting and stock selection were also beneficial during 2014, with notable contributions from semiconductor leader NXP and camera equipment leader Largan Precision—the latter supported by its position in the Apple supply chain amid improving momentum related to new product launches. These positive effects were partially offset by Energy stock selection, as China Oilfield Services, Tullow Oil and Canadian Natural Resources were significant detractors due to a mix of company-specific issues and falling oil prices. Materials and Telecom Services stock selection were also detractors, although their impact was muted by underweight positions. From a geographic perspective, Continental Europe stock selection was a key contributor in 2014, with relative strength in European Financial, Healthcare, Industrials, and IT holdings. This more than offset the adverse effect of the Japan overweight and stock selection, as Japanese Consumer Discretionary and IT holdings lagged.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

December 31, 2014	William Blair Funds	59

Institutional International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	5 Year	10 Year
Institutional Class	(3.50)%	10.99%	5.95%	4.21%
MSCI World Ex-U.S. Index (net)	(4.32)	10.47	5.21	4.64

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

60	Annual Report	December 31, 2014

Institutional International Equity Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—32.5%
	Belgium—1.2%
	UCB S.A. (Pharmaceuticals)	2,235	$170

	Denmark—2.2%
	Coloplast A/S Class “B” (Health care equipment & supplies)	2,251	188
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	2,974	126
			314

	France—3.6%
	Cap Gemini S.A. (IT services)	2,553	183
	Essilor International S.A. (Health care equipment & supplies)	1,446	161
	Total S.A. (Oil, gas & consumable fuels)	3,453	177
			521

	Germany—6.4%
	BASF SE (Chemicals)	2,525	212
	Bayer AG (Pharmaceuticals)	1,056	144
	Bayerische Motoren Werke AG (Automobiles)	1,919	207
	Continental AG (Auto components)	910	192
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	16,093	170
			925

	Ireland—1.0%
	Shire plc (Pharmaceuticals)	2,107	149
	Italy—1.0%
	Intesa Sanpaolo SpA (Banks)	52,553	152
	Netherlands—3.2%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	2,124	162
*	Sensata Technologies Holding N.V. (Electrical equipment)†	3,007	158
	Unilever N.V. (Food products)	3,864	151
			471

	Sweden—5.9%
	Assa Abloy AB Class “B” (Building products)	3,558	188
	Atlas Copco AB Class “A” (Machinery)	9,799	273
	Hexagon AB (Electronic equipment, instruments & components)	3,967	122
	Swedbank AB Class “A” (Banks)	11,105	276
			859

	Switzerland—8.0%
	Geberit AG (Building products)	583	197
	Nestle S.A. (Food products)	3,009	219
	Novartis AG (Pharmaceuticals)	3,883	360
	Roche Holding AG (Pharmaceuticals)	891	242
	Sonova Holding AG (Health care equipment & supplies)	1,024	151
			1,169

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—25.5%
Babcock International Group plc (Commercial services & supplies)	13,092	$215
Capita plc (Professional services)	10,548	177
Compass Group plc (Hotels, restaurants & leisure)	22,926	392
easyJet plc (Airlines)	10,286	266
Experian plc (Professional services)	12,705	214
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	4,440	179
Next plc (Multiline retail)	1,011	107
Prudential plc (Insurance)	12,726	294
Reckitt Benckiser Group plc (Household products)	2,261	183
Reed Elsevier plc (Media)	11,462	196
Regus plc (Commercial services & supplies)	51,713	167
Rio Tinto plc (Metals & mining)	3,903	180
Schroders plc (Capital markets)	3,782	157
Smith & Nephew plc (Health care equipment & supplies)	6,667	120
SSC plc (Electric utilities)	5,991	151
Standard Life plc (Insurance)	19,557	121
Travis Perkins plc (Trading companies & distributors)	8,796	253
Tullow Oil plc (Oil, gas & consumable fuels)	16,451	106
Wolseley plc (Trading companies & distributors)	4,091	234
		3,712

Japan—18.9%
Astellas Pharma, Inc. (Pharmaceuticals)	12,538	175
Daikin Industries, Ltd. (Building products)	2,006	129
Daito Trust Construction Co., Ltd. (Real estate management & development)	900	102
Fanuc Corporation (Machinery)	1,000	165
Hoya Corporation (Electronic equipment, instruments & components)	5,800	196
Japan Exchange Group, Inc. (Diversified financial services)	4,500	105
Kao Corporation (Personal products)	4,300	170
Keyence Corporation (Electronic equipment, instruments & components)	300	134
Nidec Corporation (Electrical equipment)	2,187	141
Nihon M&A Center, Inc. (Professional services)	3,300	99
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	94	204
Obic Co., Ltd. (IT services)	4,800	156
ORIX Corporation (Diversified financial services)	13,812	174
SCSK Corporation (IT services)	4,983	125
Seino Holdings Co., Ltd. (Road & rail)	12,826	129
Sumitomo Mitsui Trust Holdings, Inc. (Banks)	45,000	172
Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	4,000	136
Suruga Bank, Ltd. (Banks)	5,268	97
Trend Micro, Inc. (Software)	5,400	149
		2,758

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	61

Institutional International Equity Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Canada—9.1%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	4,375	$183
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	3,914	196
Canadian National Railway Co. (Road & rail)†	3,725	257
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	6,466	200
CI Financial Corporation (Capital markets)	4,877	135
Suncor Energy, Inc. (Oil, gas & consumable fuels)	5,000	159
The Toronto-Dominion Bank (Banks)†	4,156	199
		1,329

Emerging Asia—9.0%
China—3.5%
China Everbright International, Ltd. (Commercial services & supplies)	97,037	145
China Overseas Land & Investment, Ltd. (Real estate management & development)	64,000	190
CNOOC, Ltd. (Oil, gas & consumable fuels)	132,008	178
		513
India—2.8%
HDFC Bank, Ltd.—ADR (Banks)	4,608	234
Tata Consultancy Services, Ltd. (IT services)	4,181	169
		403
Papua New Guinea—0.6%
Oil Search, Ltd. (Oil, gas & consumable fuels)	13,645	87
Taiwan—2.1%
Compal Electronics, Inc. (Technology hardware, storage & peripherals)	219,000	153
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	2,000	150
		303

Asia—1.8%
Hong Kong—1.8%
AIA Group, Ltd. (Insurance)	49,071	270

Emerging Latin America—0.5%
Panama—0.5%
Copa Holdings S.A. Class “A” (Airlines)†	775	80
Total Common Stocks-—97.3% (cost $12,942)		14,185

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $357, collateralized by Federal Farm Credit Bank, 2.700%, due 12/2/24	$357	$357
Total Repurchase Agreement—2.5% (cost $357)		357
Total Investments—99.8% (cost $13,299)		14,542
Cash and other assets, less liabilities—0.2%		32
Net assets—100.0%		$14,574

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	24.4%
Financials	22.7%
Health Care	14.0%
Information Technology	13.2%
Consumer Discretionary	9.0%
Energy	6.4%
Consumer Staples	6.4%
Materials	2.8%
Utilities	1.1%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	27.2%
Japanese Yen	19.5%
Euro	13.5%
U.S. Dollar	9.1%
Swiss Franc	8.2%
Swedish Krona	6.1%
Hong Kong Dollar	5.5%
Canadian Dollar	4.8%
Danish Krone	2.2%
New Taiwan Dollar	2.1%
Indian Rupee	1.2%
All Other Currencies	0.6%
Total	100.0%

See accompanying Notes to Financial Statements.

62	Annual Report	December 31, 2014

INTERNATIONAL GROWTH FUND

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Simon Fennell

The William Blair International Growth Fund (Class N shares) posted a 3.19% decrease, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 3.89%.

While the Fund’s absolute performance was negative in 2014, the Fund outperformed the Index. The Fund’s outperformance relative to the Index was driven by stock selection in several sectors, combined with favorable sector positioning. Consumer Discretionary was a leading contributor, as automotive, hotel/restaurant, media and retail holdings were among the better performers. The Healthcare overweighting and stock selection were also positive, benefiting from outperformance in equipment and pharmaceutical holdings. Rare disease and ADHD drug specialist Shire PLC was the most significant contributor to Healthcare performance, initially rallying on news of the proposed acquisition by Abbvie and then rebounding after the deal was called off for tax reasons, as investors refocused on Shire’s compelling growth prospects as a stand-alone company. The Information Technology sector overweighting and stock selection were also contributors. These effects were partially mitigated by Financials and Telecom Services stock selection. Japanese financial holdings were notable detractors, as Daiwa Securities, Orix Corp and Sumitomo Mitsui Financial Group lagged. Within Telecom Services, Telenor was hampered by weaker results in its Thailand business, and MTN Group suffered from concerns about oil-driven currency weakness in Nigeria and the detrimental impact on revenues. From a geographic perspective, stock selection was positive across most regions, led by Europe, the U.K., and Emerging Markets. In contrast, the Japan overweighting and stock selection detracted, along with the underweightings to Pacific ex-Japan and Emerging Asia.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

December 31, 2014	William Blair Funds	63

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	5 Year	10 Year
Class N	(3.19)%	12.39%	7.83%	5.74%
Class I	(2.86)	12.72	8.16	6.06
MSCI ACW Ex-U.S. IMI (net)	(3.89)	9.22	4.71	5.37

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

64	Annual Report	December 31, 2014

International Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—35.2%
	Belgium—0.5%
*	Telenet Group Holding N.V. (Media)	195,213	$10,955
	UCB S.A. (Pharmaceuticals)	110,559	8,406
			19,361
	Denmark—1.3%
	Coloplast A/S Class “B” (Health care equipment & supplies)	166,195	13,908
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	797,210	33,722
			47,630
	Finland—2.1%
	Kone Oyj Class “B” (Machinery)	440,210	20,042
	Sampo Oyj Class “A’’ (Insurance)	1,220,860	57,154
			77,196
	France—5.3%
	AXA S.A. (Insurance)	1,896,687	43,705
	BNP Paribas S.A. (Banks)	626,731	36,998
	Bollore S.A. (Air freight & logistics)	919,046	4,185
	Cap Gemini S.A. (IT services)	127,163	9,094
	Essilor International S.A. (Health care equipment & supplies)	207,163	23,103
	Hermes International (Textiles, apparel & luxury goods)	21,424	7,629
	Ingenico (Electronic equipment, instruments & components)	57,355	6,042
	Plastic Omnium S.A. (Auto components)	194,258	5,272
	Total S.A. (Oil, gas & consumable fuels)	454,304	23,275
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	69,895	17,931
	Valeo S.A. (Auto components)	154,068	19,171
			196,405
	Germany—5.6%
	BASF SE (Chemicals)	332,855	27,920
	Bayer AG (Pharmaceuticals)	373,985	50,977
	Bayerische Motoren Werke AG (Automobiles)	232,149	25,053
	Brenntag AG (Trading companies & distributors)	211,376	11,818
	Continental AG (Auto components)	165,610	34,931
	Deutsche Annington Immobilien SE (Real estate management & development)	203,712	6,916
	Deutsche Wohnen AG (Real estate management & development)	258,205	6,091
	Fielmann AG (Specialty retail)	85,150	5,815
*	Morphosys AG (Life sciences tools & services)	65,866	6,136
	ProSiebenSat.1 Media AG (Media)	435,638	18,203
	Wirecard AG (IT services)	308,869	13,468
			207,328
	Ireland—1.5%
*	ICON plc (Life sciences tools & services)†	101,104	5,155
	Shire plc (Pharmaceuticals)	566,585	40,171
	Smurfit Kappa Group plc (Containers & packaging)	415,054	9,334
			54,660

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Israel—1.7%
*	Check Point Software Technologies, Ltd. (Software)†	409,588	$32,181
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	537,606	30,918
			63,099
	Italy—1.5%
	Banca Generali SpA (Capital markets)	361,122	10,044
	Intesa Sanpaolo SpA (Banks)	15,087,939	43,769
			53,813
	Luxembourg—0.2%
	Eurofins Scientific SE (Life sciences tools & services)	30,398	7,759

	Netherlands—0.6%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	293,441	22,419

	Norway—1.2%
	Gjensidige Forsikring ASA (Insurance)	320,213	5,225
	Telenor ASA (Diversified telecommunication services)	2,004,355	40,545
			45,770
	Spain—3.0%
	Abertis Infraestructuras S.A. (Transportation infrastructure)	645,376	12,798
	Amadeus IT Holding S.A. Class “A” (IT services)	726,726	28,943
	Banco Bilbao Vizcaya Argentaria S.A. (Banks)	1,682,799	15,893
	Bankinter S.A. (Banks)	2,218,506	17,823
	Mapfre S.A. (Insurance)	1,604,803	5,424
	Repsol S.A. (Oil, gas & consumable fuels)	1,502,755	28,133
			109,014
	Sweden—2.8%
	Assa Abloy AB Class “B” (Building products)	142,606	7,532
	Atlas Copco AB Class “A” (Machinery)	1,029,628	28,650
	Hennes & Mauritz AB Class “B” (Specialty retail)	304,950	12,669
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	279,844	8,633
	Hexpol AB (Chemicals)	59,454	5,595
	Intrum Justitia AB (Commercial services & supplies)	184,882	5,476
	Swedbank AB Class “A” (Banks)	1,392,654	34,553
			103,108
	Switzerland—7.9%
*	Actelion, Ltd. (Biotechnology)	196,936	22,671
*	Adecco S.A. (Professional services)	180,504	12,408
*	Clariant AG (Chemicals)	914,661	15,327
	Geberit AG (Building products)	47,185	15,963
*	Glencore plc (Metals & mining)	12,267,776	56,626
	Nestle S.A. (Food products)	469,126	34,200

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	65

International Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—(continued)
	Novartis AG (Pharmaceuticals)	486,406	$45,111
	Partners Group Holding AG (Capital markets)	85,630	24,913
	Roche Holding AG (Pharmaceuticals)	149,320	40,457
	Sonova Holding AG (Health care equipment & supplies)	96,215	14,135
	Straumann Holding AG (Health care equipment & supplies)	28,260	7,100
			288,911

	Japan—18.2%
	Asahi Group Holdings, Ltd. (Beverages)	365,200	11,298
	Asahi Kasei Corporation (Chemicals)	3,487,000	31,810
	Astellas Pharma, Inc. (Pharmaceuticals)	3,145,000	43,786
	Daikin Industries, Ltd. (Building products)	471,300	30,222
	Daito Trust Construction Co., Ltd. (Real estate management & development)	87,300	9,903
	Fanuc Corporation (Machinery)	162,200	26,744
	Fuji Heavy Industries, Ltd. (Automobiles)	1,510,700	53,458
	Hoya Corporation (Electronic equipment, instruments & components)	774,200	26,187
	ITOCHU Corporation (Trading companies & distributors)	1,483,500	15,836
	Kao Corporation (Personal products)	433,100	17,079
	Keyence Corporation (Electronic equipment, instruments & components)	68,100	30,345
	M3, Inc. (Health care technology)	387,500	6,484
	Minebea Co., Ltd. (Machinery)	863,444	12,751
	Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	422,100	46,060
	Nidec Corporation (Electrical equipment)	238,600	15,410
	Nitori Holdings Co., Ltd. (Specialty retail)	192,700	10,353
	Nomura Research Institute, Ltd. (IT services)	449,500	13,748
	Omron Corporation (Electronic equipment, instruments & components)	531,900	23,795
	ORIX Corporation (Diversified financial services)	3,338,200	42,004
*	Recruit Holdings Co., Ltd. (Professional services)	168,200	4,831
	Ryohin Keikaku Co., Ltd. (Multiline retail)	84,200	10,377
	SCSK Corporation (IT services)	202,600	5,075
	Secom Co., Ltd. (Commercial services & supplies)	312,400	17,949
	Seiko Epson Corporation (Technology
	hardware, storage & peripherals)	376,800	15,767
	SMC Corporation (Machinery)	71,400	18,723
	Start Today Co., Ltd. (Internet & catalog retail)	217,200	4,513
	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,327,400	47,989
	Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	737,000	25,109
	Suruga Bank, Ltd. (Banks)	870,000	15,988
	Sysmex Corporation (Health care equipment & supplies)	399,000	17,709

Issuer		Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Tadano, Ltd. (Machinery)	317,000	$3,916
	Temp Holdings Co., Ltd. (Professional services)	169,600	5,322
	Tsuruha Holdings, Inc. (Food & staples retailing)	141,100	8,164
			668,705

	United Kingdom—14.4%
	Ashtead Group plc (Trading companies & distributors)	684,771	12,161
	Babcock International Group plc (Commercial services & supplies)	1,097,562	17,981
	BG Group plc (Oil, gas & consumable fuels)	702,782	9,404
	BT Group plc (Diversified telecommunication services)	5,909,473	36,757
*	BTG plc (Pharmaceuticals)	823,758	10,167
	Bunzl plc (Trading companies & distributors)	627,094	17,143
	Capita plc (Professional services)	750,600	12,586
	Compass Group plc (Hotels, restaurants & leisure)	1,310,167	22,395
	Derwent London plc (Real estate investment trusts (REITs))	120,315	5,617
	easyJet plc (Airlines)	1,137,220	29,430
*	Genel Energy plc (Oil, gas & consumable fuels)	797,188	8,650
	Halma plc (Electronic equipment, instruments & components)	565,218	6,021
	Hikma Pharmaceuticals plc (Pharmaceuticals)	189,408	5,811
	Hiscox, Ltd. (Insurance)	542,562	6,083
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	414,961	16,696
	ITV plc (Media)	11,170,024	37,260
	Next plc (Multiline retail)	265,036	28,109
	Provident Financial plc (Consumer finance)	162,729	6,212
	Prudential plc (Insurance)	2,813,828	65,054
	Reckitt Benckiser Group plc (Household products)	445,876	36,113
	Reed Elsevier plc (Media)	1,156,050	19,748
	Rio Tinto plc (Metals & mining)	313,376	14,446
	SSC plc (Electric utilities)	1,101,627	27,835
	Unilever plc (Food products)	926,325	37,635
	Whitbread plc (Hotels, restaurants & leisure)	372,061	27,535
	WPP plc (Media)	552,222	11,482
			528,331

	Emerging Asia—13.9%
	China—5.2%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	111,709	11,611
*	Baidu, Inc.—ADR (Internet software & services)	87,842	20,025
	Brilliance China Automotive Holdings, Ltd. (Automobiles)	3,104,000	4,946

See accompanying Notes to Financial Statements.

66	Annual Report	December 31, 2014

International Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	China Overseas Land & Investment, Ltd. (Real estate management & development)	4,514,000	$13,382
	CITIC Securities Co., Ltd. Class “H” (Capital markets)	3,276,000	12,245
	ENN Energy Holdings, Ltd. (Gas utilities)	1,766,000	9,991
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	13,964,000	18,339
	NetEase, Inc.—ADR (Internet software & services)	110,329	10,938
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	3,697,000	37,387
	Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	9,322,000	6,236
	Tencent Holdings, Ltd. (Internet software & services)	1,711,400	24,762
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	552,542	10,797
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	163,790	5,515
*	YY, Inc.—ADR (Internet software & services)	87,280	5,441
			191,615
	India—5.2%
	Adani Ports & Special Economic Zone, Ltd. (Transportation infrastructure)	1,268,859	6,406
	Asian Paints, Ltd. (Chemicals)	975,155	11,564
	Axis Bank, Ltd. (Banks)	2,107,153	16,658
	HCL Technologies, Ltd. (IT services)	553,634	14,044
	HDFC Bank, Ltd. (Banks)	1,390,337	20,866
	Hero MotoCorp, Ltd. (Automobiles)	215,118	10,533
	Hindustan Unilever, Ltd. (Household products)	507,313	6,072
	Housing Development Finance Corporation (Thrifts & mortgage finance)	936,058	16,742
	Mahindra & Mahindra, Ltd. (Automobiles)	298,400	5,812
	Maruti Suzuki India, Ltd. (Automobiles)	156,783	8,248
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,874,188	24,506
	Tata Consultancy Services, Ltd. (IT services)	512,090	20,782
	Tata Motors, Ltd. (Automobiles)	2,247,632	17,573
	Tech Mahindra, Ltd. (IT services)	137,092	5,620
	Ultratech Cement, Ltd. (Construction materials)	126,142	5,325
			190,751
	Indonesia—0.7%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	26,390,500	24,806
	South Korea—1.1%
*	Coway Co., Ltd. (Household durables)	80,434	6,133
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	16,158	19,426
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	369,060	15,772
			41,331

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—1.2%
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	9,912,000	$15,777
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	95,000	7,112
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	940,667	21,052
			43,941
	Thailand—0.5%
	Advanced Info Service PCL (Wireless telecommunication services)	1,272,000	9,646
	Kasikornbank PCL (Banks)	1,351,500	9,355
			19,001

	Canada—6.1%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	474,087	19,869
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	425,371	21,324
	Canadian National Railway Co. (Road & rail)†	188,442	12,986
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	779,382	24,097
	Canadian Pacific Railway, Ltd. (Road & rail)†	63,959	12,324
	CI Financial Corporation (Capital markets)	524,404	14,575
	Constellation Software, Inc. (Software)	16,419	4,882
	Dollarama, Inc. (Multiline retail)	138,360	7,074
	Enbridge, Inc. (Oil, gas & consumable fuels)	790,496	40,647
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	264,061	7,607
	Saputo, Inc. (Food products)	513,092	15,422
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	978,000	31,062
	The Toronto-Dominion Bank (Banks)	272,484	13,019
			224,888

	Asia—4.4%
	Australia—2.5%
	Australia & New Zealand Banking Group, Ltd. (Banks)	1,153,615	30,017
	CSL, Ltd. (Biotechnology)	217,065	15,248
	REA Group, Ltd. (Media)	158,087	5,796
	Telstra Corporation, Ltd. (Diversified telecommunication services)	8,705,400	42,263
			93,324
	Hong Kong—1.9%
	AIA Group, Ltd. (Insurance)	9,878,200	54,293
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	34
	Hong Kong Exchanges and Clearing, Ltd. (Diversified financial services)	402,800	8,893

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	67

International Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Hong Kong—(continued)
	Techtronic Industries Co. (Household durables)	2,195,000	$7,042
			70,262

	Emerging Latin America—2.7%
	Brazil—1.8%
	AMBEV S.A.—ADR (Beverages)	4,454,463	27,707
	BB Seguridade Participacoes S.A. (Insurance)	1,939,500	23,404
	CETIP S.A. - Mercados Organizados (Capital markets)	409,400	4,985
	Kroton Educacional S.A. (Diversified consumer services)	2,094,700	12,204
			68,300
	Mexico—0.5%
*	Arca Continental S.A.B. de C.V. (Beverages)	776,762	4,910
*	Cemex S.A.B. de C.V. (Construction materials)	4,098,304	4,183
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	2,698,500	7,956
			17,049
	Peru—0.4%
	Credicorp, Ltd. (Banks)†	95,736	15,335

	Emerging Europe, Mid-East, Africa—1.8%
	South Africa—1.3%
	Bidvest Group, Ltd. (Industrial conglomerates)	354,876	9,277
	MTN Group, Ltd. (Wireless telecommunication services)	827,471	15,741
	Naspers, Ltd. (Media)	69,849	9,035
	Sanlam, Ltd. (Insurance)	863,064	5,193
	Tiger Brands, Ltd. (Food products)	218,606	6,929
			46,175
	United Arab Emirates—0.5%
	Dragon Oil plc (Oil, gas & consumable fuels)	1,013,699	8,492
	Emaar Properties PJSC (Real estate management & development)	3,302,106	6,364
	First Gulf Bank PJSC (Banks)	1,153,297	5,297
			20,153
	Total Common Stocks—96.7% (cost $3,243,926)		3,560,440

	Preferred Stock
	Brazil—0.3%
	Itau Unibanco Holding S.A. (Banks)	959,820	12,577
	Total Preferred Stock—0.3% (cost $12,829)		12,577
	Issuer	Shares/ Principal Amount/ Contracts	Value

	Rights
	Spain—0.0%
*	Banco Bilbao Vizcaya Argentaria S.A., Expiring 1/7/15, $0.00 (Banks)	1,682,799	$161
*	Repsol S.A., Expiring 1/8/15, $0.00 (Oil, gas & consumable fuels)	1,502,755	831
	Total Rights—0.0% (cost $1,032)		992

	Affiliated Fund
	China—0.9%
	William Blair China A-Share Fund, LLC	2,202,200	33,099
	Total Affiliated Fund—0.9% (cost $22,022)		33,099

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $69,228, collateralized by Federal Farm Credit Bank, 2.700%, due 12/2/24, and Federal National Mortgage Association, 2.625%, due 9/6/24, and U.S. Treasury Note, 2.375%, due 8/15/24	$69,228	69,228
	Total Repurchase Agreement—1.9% (cost $69,228)		69,228
	Total Investments—99.8% (cost $3,349,037)		3,676,336
	Cash and other assets, less liabilities—0.2%		7,151
	Net assets—100.0%		$3,683,487

* Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2014.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2014.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

68	Annual Report	December 31, 2014

International Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	26.4%
Consumer Discretionary	13.7%
Information Technology	13.6%
Health Care	13.6%
Industrials	11.2%
Consumer Staples	6.3%
Energy	5.1%
Materials	5.0%
Telecommunication Services	4.0%
Utilities	1.1%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	18.9%
Japanese Yen	18.5%
British Pound Sterling	17.6%
U.S. Dollar	8.1%
Swiss Franc	6.4%
Hong Kong Dollar	5.6%
Indian Rupee	5.3%
Canadian Dollar	4.9%
Swedish Krona	2.9%
Australian Dollar	2.6%
Brazilian Real	1.5%
Danish Krone	1.3%
South African Rand	1.3%
Norwegian Krone	1.3%
South Korean Won	1.2%
All Other Currencies	2.6%
Total	100.0%

As of December 31, 2014, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment weekly.

	Share Activity				Year Ended December 31, 2014
Fund Name	Balance 12/31/2013	Purchases	Sales	Balance 12/31/2014	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	2,202,200	—	—	2,202,200	$ 33,099	$—	$—	$7,201

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	69

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Simon Fennell

The William Blair Institutional International Growth Fund (Institutional Class shares) posted a 2.66% decrease, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 3.89%.

While the Fund’s absolute performance was negative in 2014, the Fund outperformed the Index. The Fund’s outperformance relative to the Index for the year was driven by stock selection in several sectors, combined with favorable sector positioning. Consumer Discretionary was a leading contributor, as automotive, hotel/restaurant, media and retail holdings were among the better performers. The Healthcare overweighting and stock selection were also positive, benefiting from outperformance in equipment and pharmaceutical holdings. Rare disease and ADHD drug specialist Shire PLC was the most significant contributor to Healthcare performance, initially rallying on news of the proposed acquisition by Abbvie and then rebounding after the deal was called off for tax reasons, as investors refocused on Shire’s compelling growth prospects as a stand-alone company. The Information Technology sector overweighting and stock selection were also contributors. These effects were partially mitigated by Financials and Telecom Services stock selection. Japanese financial holdings were notable detractors, as Daiwa Securities, Orix Corp and Sumitomo Mitsui Financial Group lagged. Within Telecom Services, Telenor was hampered by weaker results in its Thailand business, and MTN Group suffered from concerns about oil-driven currency weakness in Nigeria and the detrimental impact on revenues. From a geographic perspective, stock selection was positive across most regions, led by Europe, the U.K., and Emerging Markets. In contrast, the Japan overweighting and stock selection detracted, along with the underweightings to Pacific ex-Japan and Emerging Asia.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

70	Annual Report	December 31, 2014

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
	1 Year	3 Year	5 Year	10 Year
Institutional Class	(2.66)%	12.83%	8.29%	6.25%
MSCIACW Ex-U.S. IMI (net)	(3.89)	9.22	4.71	5.37

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2014	William Blair Funds	71

Institutional International Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—35.2%
	Belgium—0.5%
*	Telenet Group Holding N.V. (Media)	124,185	$6,969
	UCB S.A. (Pharmaceuticals)	70,109	5,331
			12,300
	Denmark—1.3%
	Coloplast A/S Class “B” (Health care equipment & supplies)	105,571	8,834
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	506,404	21,421
			30,255
	Finland—2.1%
	Kone Oyj Class “B” (Machinery)	279,631	12,731
	Sampo Oyj Class “A” (Insurance)	775,515	36,305
			49,036
	France—5.3%
	AXA S.A. (Insurance)	1,204,814	27,762
	BNP Paribas S.A. (Banks)	398,959	23,552
	Bollore S.A. (Air freight & logistics)	583,782	2,659
	Cap Gemini S.A. (IT services)	81,494	5,828
	Essilor International S.A. (Health care equipment & supplies)	131,593	14,675
	Hermes International (Textiles, apparel & luxury goods)	13,724	4,887
	Ingenico (Electronic equipment, instruments & components)	36,369	3,831
	Plastic Omnium S.A. (Auto components)	123,396	3,349
	Total S.A. (Oil, gas & consumable fuels)	291,147	14,916
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	44,398	11,390
	Valeo S.A. (Auto components)	97,867	12,178
			125,027
	Germany—5.6%
	BASF SE (Chemicals)	211,079	17,705
	Bayer AG (Pharmaceuticals)	237,563	32,382
	Bayerische Motoren Werke AG (Automobiles)	147,466	15,914
	Brenntag AG (Trading companies & distributors)	134,925	7,544
	Continental AG (Auto components)	105,199	22,189
	Deutsche Annington Immobilien SE (Real estate management & development)	129,402	4,393
	Deutsche Wohnen AG (Real estate management & development)	164,017	3,869
	Fielmann AG (Specialty retail)	54,090	3,694
*	Morphosys AG (Life sciences tools & services)	41,840	3,898
	ProSiebenSat.1 Media AG (Media)	276,726	11,563
	Wirecard AG (IT services)	196,200	8,555
			131,706
	Ireland—1.5%
*	ICON plc (Life sciences tools & services)†	64,242	3,276
	Shire plc (Pharmaceuticals)	360,089	25,530
	Smurfit Kappa Group plc (Containers & packaging)	263,651	5,929
			34,735

	Issuer	Shares	Value

	Common Stocks-(continued)

	Europe, Mid-East—(continued)
	Israel—1.7%
*	Check Point Software Technologies, Ltd. (Software)†	260,311	$20,453
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	341,498	19,639
			40,092
	Italy—1.5%
	Banca Generali SpA (Capital markets)	229,392	6,380
	Intesa Sanpaolo SpA (Banks)	9,584,167	27,803
			34,183
	Luxembourg—0.2%
	Eurofins Scientific SE (Life sciences tools & services)	19,309	4,929
	Netherlands—0.6%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	186,580	14,255
	Norway—1.3%
	Gjensidige Forsikring ASA (Insurance)	203,406	3,319
	Telenor ASA (Diversified telecommunication services)	1,279,424	25,881
			29,200
	Spain—3.0%
	Abertis Infraestructuras S.A. (Transportation infrastructure)	409,956	8,129
	Amadeus IT Holding S.A. Class “A” (IT services)	463,885	18,475
	Banco Bilbao Vizcaya Argentaria S.A. (Banks)	1,070,531	10,111
	Bankinter S.A. (Banks)	1,409,240	11,321
	Mapfre S.A. (Insurance)	1,019,404	3,446
	Repsol S.A. (Oil, gas & consumable fuels)	963,057	18,029
			69,511
	Sweden—2.8%
	Assa Abloy AB Class “B” (Building products)	90,849	4,799
	Atlas Copco AB Class “A” (Machinery)	654,040	18,199
	Hennes & Mauritz AB Class “B” (Specialty retail)	193,700	8,047
	Hexagon AB (Electronic equipment, instruments & components)	178,278	5,500
	Hexpol AB (Chemicals)	37,766	3,554
	Intrum Justitia AB (Commercial services & supplies)	117,441	3,478
	Swedbank AB Class “A” (Banks)	885,354	21,967
			65,544
	Switzerland—7.8%
*	Actelion, Ltd. (Biotechnology)	125,098	14,401
*	Adecco S.A. (Professional services)	114,659	7,882
*	Clariant AG (Chemicals)	581,011	9,736
	Geberit AG (Building products)	29,973	10,140
*	Glencore plc (Metals & mining)	7,792,742	35,970
	Nestle S.A. (Food products)	297,999	21,725

See accompanying Notes to Financial Statements.

72	Annual Report	December 31, 2014

Institutional International Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—(continued)
	Novartis AG (Pharmaceuticals)	308,975	$28,655
	Partners Group Holding AG (Capital markets)	54,394	15,825
	Roche Holding AG (Pharmaceuticals)	94,991	25,737
	Sonova Holding AG (Health care equipment & supplies)	61,118	8,979
	Straumann Holding AG (Health care equipment & supplies)	17,951	4,510
			183,560

	Japan—18.2%
	Asahi Group Holdings, Ltd. (Beverages)	232,000	7,177
	Asahi Kasei Corporation (Chemicals)	2,215,000	20,206
	Astellas Pharma, Inc. (Pharmaceuticals)	2,000,600	27,853
	Daikin Industries, Ltd. (Building products)	300,100	19,244
	Daito Trust Construction Co., Ltd. (Real estate management & development)	55,600	6,307
	Fanuc Corporation (Machinery)	103,000	16,983
	Fuji Heavy Industries, Ltd. (Automobiles)	961,300	34,016
	Hoya Corporation (Electronic equipment, instruments & components)	491,800	16,635
	ITOCHU Corporation (Trading companies & distributors)	942,400	10,060
	Kao Corporation (Personal products)	275,500	10,864
	Keyence Corporation (Electronic equipment, instruments & components)	43,300	19,294
	M3, Inc. (Health care technology)	246,100	4,118
	Minebea Co., Ltd. (Machinery)	548,726	8,104
	Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	270,500	29,517
	Nidec Corporation (Electrical equipment)	151,500	9,785
	Nitori Holdings Co., Ltd. (Specialty retail)	122,400	6,576
	Nomura Research Institute, Ltd. (IT services)	286,000	8,747
	Omron Corporation (Electronic equipment, instruments & components)	338,400	15,139
	ORIX Corporation (Diversified financial services)	2,124,400	26,731
*	Recruit Holdings Co., Ltd. (Professional services)	107,000	3,073
	Ryohin Keikaku Co., Ltd. (Multiline retail)	53,500	6,594
	SCSK Corporation (IT services)	128,700	3,224
	Secom Co., Ltd. (Commercial services & supplies)	198,400	11,399
	Seiko Epson Corporation (Technology hardware, storage & peripherals)	240,600	10,068
	SMC Corporation (Machinery)	45,300	11,879
	Start Today Co., Ltd. (Internet & catalog retail)	139,100	2,890
	Sumitomo Mitsui Financial Group, Inc. (Banks)	844,900	30,545
	Sumitomo Realty & Development Co., Ltd. (Real estate management & development) .	469,000	15,978
	Suruga Bank, Ltd. (Banks)	553,000	10,162
	Sysmex Corporation (Health care equipment & supplies)	253,500	11,251

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Tadano, Ltd. (Machinery)	199,000	$2,458
	Temp Holdings Co., Ltd. (Professional services)	107,700	3,380
	Tsuruha Holdings, Inc. (Food & staples retailing)	89,700	5,190
			425,447

	United Kingdom—14.4%
	Ashtead Group plc (Trading companies & distributors)	432,518	7,681
	Babcock International Group plc (Commercial services & supplies)	697,194	11,422
	BG Group plc (Oil, gas & consumable fuels)	446,422	5,974
	BT Group plc (Diversified telecommunication services)	3,772,150	23,463
*	BTG plc (Pharmaceuticals)	523,268	6,459
	Bunzl plc (Trading companies & distributors)	398,343	10,889
	Capita plc (Professional services)	477,503	8,007
	Compass Group plc (Hotels, restaurants & leisure)	832,245	14,225
	Derwent London plc (Real estate investment trusts (REITs))	76,426	3,568
	easyJet plc (Airlines)	722,385	18,695
*	Genel Energy plc (Oil, gas & consumable fuels)	510,887	5,544
	Halma plc (Electronic equipment, instruments & components)	359,038	3,824
	Hikma Pharmaceuticals plc (Pharmaceuticals)	120,316	3,691
	Hiscox, Ltd. (Insurance)	344,646	3,864
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	264,880	10,658
	ITV plc (Media)	7,095,428	23,668
	Next plc (Multiline retail)	169,218	17,947
	Provident Financial plc (Consumer finance)	103,369	3,946
	Prudential plc (Insurance)	1,787,401	41,324
	Reckitt Benckiser Group plc (Household products)	283,421	22,955
	Reed Elsevier plc (Media)	734,847	12,553
	Rio Tinto plc (Metals & mining)	199,063	9,176
	SSC plc (Electric utilities)	700,811	17,707
	Unilever plc (Food products)	588,820	23,923
	Whitbread plc (Hotels, restaurants & leisure)	236,341	17,491
	WPP plc (Media)	352,495	7,329
			335,983

	Emerging Asia—13.9%
	China—5.2%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	70,961	7,376
*	Baidu, Inc.—ADR (Internet software & services)	55,799	12,721
	Brilliance China Automotive Holdings, Ltd. (Automobiles)	1,972,000	3,142

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	73

Institutional International Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	China Overseas Land & Investment, Ltd. (Real estate management & development) .	2,884,000	$8,550
	CITIC Securities Co., Ltd. Class “H” (Capital markets)	2,099,500	7,847
	ENN Energy Holdings, Ltd. (Gas utilities)	1,122,000	6,348
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	8,870,000	11,649
	NetEase, Inc.—ADR (Internet software & services)	70,426	6,982
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,360,500	23,871
	Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	5,922,000	3,962
	Tencent Holdings, Ltd. (Internet software & services)	1,087,100	15,729
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	352,005	6,878
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	104,307	3,512
*	YY, Inc.—ADR (Internet software & services)	55,442	3,456
			122,023
	India—5.2%
	Adani Ports & Special Economic Zone, Ltd. (Transportation infrastructure)	806,005	4,069
	Asian Paints, Ltd. (Chemicals)	619,438	7,345
	Axis Bank, Ltd. (Banks)	1,340,489	10,597
	HCL Technologies, Ltd. (IT services)	351,680	8,921
	HDFC Bank, Ltd. (Banks)	883,170	13,254
	Hero MotoCorp, Ltd. (Automobiles)	136,647	6,691
	Hindustan Unilever, Ltd. (Household products)	322,941	3,866
	Housing Development Finance Corporation (Thrifts & mortgage finance)	594,603	10,635
	Mahindra & Mahindra, Ltd. (Automobiles)	189,550	3,692
	Maruti Suzuki India, Ltd. (Automobiles)	99,592	5,239
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,190,522	15,567
	Tata Consultancy Services, Ltd. (IT services)	325,290	13,201
	Tata Motors, Ltd. (Automobiles)	1,427,742	11,163
	Tech Mahindra, Ltd. (IT services)	87,213	3,575
	Ultratech Cement, Ltd. (Construction materials)	80,128	3,383
			121,198
	Indonesia—0.7%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	16,763,700	15,758
	South Korea—1.1%
*	Coway Co., Ltd. (Household durables)	51,093	3,896
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	10,331	12,420
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	234,770	10,033
			26,349

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—1.2%
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	6,297,000	$10,023
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	60,000	4,491
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	597,531	13,373
			27,887
	Thailand—0.5%
	Advanced Info Service PCL (Wireless telecommunication services)	807,400	6,122
	Kasikornbank PCL (Banks)	858,500	5,943
			12,065
	Canada—6.1%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	301,150	12,621
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	270,204	13,545
	Canadian National Railway Co. (Road & rail)†	119,957	8,266
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	495,080	15,307
	Canadian Pacific Railway, Ltd. (Road & rail)†	40,715	7,845
	CI Financial Corporation (Capital markets)	333,112	9,258
	Constellation Software, Inc. (Software)	10,412	3,096
	Dollarama, Inc. (Multiline retail)	87,890	4,494
	Enbridge, Inc. (Oil, gas & consumable fuels) .	502,139	25,820
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	167,737	4,832
	Saputo, Inc. (Food products)	325,927	9,796
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	622,600	19,775
	The Toronto-Dominion Bank (Banks)	174,571	8,341
			142,996
	Asia—4.5%
	Australia—2.6%
	Australia & New Zealand Banking Group, Ltd. (Banks)	732,800	19,067
	CSL, Ltd. (Biotechnology)	138,558	9,733
	REA Group, Ltd. (Media)	100,420	3,682
	Telstra Corporation, Ltd. (Diversified telecommunication services)	5,526,202	26,829
			59,311
	Hong Kong—1.9%
	AIA Group, Ltd. (Insurance)	6,307,600	34,669
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	17
	Hong Kong Exchanges and Clearing, Ltd. (Diversified financial services)	255,800	5,647
	Techtronic Industries Co. (Household durables)	1,381,500	4,432
			44,765

See accompanying Notes to Financial Statements.

74	Annual Report	December 31, 2014

Institutional International Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—2.7%
	Brazil—1.8%
	AMBEV S.A.—ADR (Beverages)	2,829,566	$17,600
	BB Seguridade Participacoes S.A. (Insurance)	1,232,000	14,867
	CETIP S.A. - Mercados Organizados (Capital markets)	260,000	3,166
	Kroton Educacional S.A. (Diversified consumer services)	1,330,600	7,752
			43,385
	Mexico—0.5%
*	Arca Continental S.A.B. de C.V. (Beverages)	493,415	3,119
*	Cemex S.A.B. de C.V. (Construction materials)	2,603,400	2,657
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	1,714,100	5,054
			10,830
	Peru—0.4%
	Credicorp, Ltd. (Banks)†	60,813	9,741

	Emerging Europe, Mid-East, Africa—1.8%
	South Africa—1.3%
	Bidvest Group, Ltd. (Industrial conglomerates)	225,426	5,893
	MTN Group, Ltd. (Wireless telecommunication services)	525,627	9,999
	Naspers, Ltd. (Media)	44,763	5,790
	Sanlam, Ltd. (Insurance)	550,221	3,311
	Tiger Brands, Ltd. (Food products)	139,045	4,407
			29,400
	United Arab Emirates—0.5%
	Dragon Oil plc (Oil, gas & consumable fuels)	643,922	5,394
	Emaar Properties PJSC (Real estate
	management & development)	2,097,566	4,043
	First Gulf Bank PJSC (Banks)	732,598	3,365
			12,802
	Total Common Stocks—96.8% (cost $2,084,688)		2,264,273

	Preferred Stock
	Brazil—0.3%
	Itau Unibanco Holding S.A. (Banks)	602,200	7,891
	Total Preferred Stock—0.3% (cost $8,043)		7,891
	Issuer	Shares/ Principal Amount/ Contracts	Value

	Rights
	Spain—0.0%
*	Banco Bilbao Vizcaya Argentaria S.A., Expiring 1/7/15, $0.00 (Banks)	1,070,531	$102
*	Repsol S.A., Expiring 1/8/15, $0.00 (Oil, gas & consumable fuels)	963,057	533
	Total Rights—0.0% (cost $660)		635

	Affiliated Fund
	China—0.8%
	William Blair China A-Share Fund, LLC	1,183,400	17,787
	Total Affiliated Fund—0.8% (cost $11,834)		17,787

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $33,878, collateralized by Federal National Mortgage Association, 2.625%, due 9/6/24	$33,878	33,878
	Total Repurchase Agreement—1.5%
	(cost $33,878)		33,878
	Total Investments—99.4%
	(cost $2,139,103)		2,324,464
	Cash and other assets, less liabilities—0.6%		14,705
	Net assets—100.0%		$2,339,169

* Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2014.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2014.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	75

Institutional International Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	26.5%
Information Technology	13.6%
Health Care	13.6%
Consumer Discretionary	13.6%
Industrials	11.2%
Consumer Staples	6.3%
Energy	5.1%
Materials	5.0%
Telecommunication Services	4.0%
Utilities	1.1%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	18.9%
Japanese Yen	18.6%
British Pound Sterling	17.6%
U.S. Dollar	8.0%
Swiss Franc	6.4%
Hong Kong Dollar	5.6%
Indian Rupee	5.3%
Canadian Dollar	4.9%
Swedish Krona	2.9%
Australian Dollar	2.6%
Brazilian Real	1.5%
Danish Krone	1.3%
South African Rand	1.3%
Norwegian Krone	1.3%
South Korean Won	1.2%
All Other Currencies	2.6%
Total	100.0%

As of December 31, 2014, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment weekly.

	Share Activity				Year Ended December 31, 2014
Fund Name	Balance 12/31/2013	Purchases	Sales	Balance 12/31/2014	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	1,183,400	—	—	1,183,400	$17,787	$—	$—	$3,870

See accompanying Notes to Financial Statements.

76	Annual Report	December 31, 2014

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Andrew G. Flynn Stephanie G. Braming

The William Blair International Small Cap Growth Fund (Class N shares) posted an 8.43% decrease, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), decreased 4.03%.

The Fund’s underperformance relative to the Index was largely due to weakness in March-April, when the market focused on lower valuation stocks versus higher valuation stocks, and Energy outperformed and the Fund was underweight. From a stock perspective, IGG Group, the online game developer of the popular Castle Clash Game, was the largest detractor year to date. It suffered amidst the weak initial public offering market early in the year for gaming, the general underperformance of Information Technology (“IT”) and Internet Services companies globally, and higher valuations for Internet Services versus other industries within IT. While Castle Clash successfully launched on Tencent’s Wechat platform in March, uptake was slower than expected; as a result, we sold the position in IGG. In addition, a number of European IT names underperformed on concerns about end market demand. Industrials and Discretionary also underperformed during the period. Industrials underperformance was due largely to weakness in European Construction/Engineering holdings during the first part of the year, which we sold, and redeployed in higher conviction Professional Services names, which rallied. Consumer Discretionary was hampered by performance in the Fund’s select luxury holdings at the beginning of the year, in addition to Media and Internet retail holdings, which more than offset strength in auto components and hotels. In addition, the Fund’s sector allocations detracted from relative results. Somewhat offsetting this negative performance was strong stock selection in Resources, due to the overweighting and stock selection in Specialty Chemicals, and lack of mining exposure. In addition, the Fund’s Energy Services holdings outperformed.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

December 31, 2014	William Blair Funds	77

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
	1 Year	3 Year	5 Year	Since Inception (a)
Class N	(8.43)%	11.62%	8.99%	6.41%
Class I	(8.10)	11.96	9.33	6.75
Institutional Class	(7.91)	12.23	9.57	6.95
MSCI ACW Ex-U.S. Small Cap Index (net)	(4.03)	10.84	6.80	6.25

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

78	Annual Report	December 31, 2014

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—30.5%
	Austria—1.0%
	ams AG (Semiconductors & semiconductor equipment)	168,599	$6,095

	Denmark—3.2%
	GN Store Nord A/S (Health care equipment & supplies)	130,561	2,853
*	Royal UNIBREW (Beverages)	24,468	4,289
*	Topdanmark A/S (Insurance)	391,337	12,701
			19,843
	Finland—1.1%
	Huhtamaki OYJ (Containers & packaging)	256,521	6,749
	France—2.4%
	Ingenico (Electronic equipment, instruments & components)	63,103	6,647
	Teleperformance (Professional services)	118,642	8,076
			14,723
	Germany—5.4%
	Aareal Bank AG (Thrifts & mortgage finance)	177,339	7,084
	Aurelius AG (Capital markets)	176,970	6,698
	Bertrandt AG (Professional services)	24,744	3,415
	CTS Eventim AG & Co KGaA (Media)	180,854	5,328
	DMG MORI SEIKI AG (Machinery)	105,934	2,979
	KUKA AG (Machinery)	44,496	3,147
	Norma Group SE (Machinery)	101,383	4,839
			33,490
	Ireland—2.9%
	Beazley plc (Insurance)	950,903	4,233
	Greencore Group plc (Food products)	1,497,511	6,652
*	ICON plc (Life sciences tools & services)†	146,165	7,453
			18,338
	Israel—0.9%
	Frutarom Industries, Ltd. (Chemicals)	182,272	5,625
	Italy—4.0%
*	Anima Holding SpA (Capital markets)	629,662	3,168
	Banca IFIS SpA (Diversified financial services)	75,615	1,244
	Brembo SpA (Auto components)	202,674	6,793
	De’Longhi SpA (Household durables)	154,467	2,789
	Industria Macchine Automatiche SpA (Machinery)	96,483	4,217
	Recordati SpA (Pharmaceuticals)	411,458	6,379
			24,590
	Norway—1.6%
	Borregaard ASA (Chemicals)	714,769	5,287
	Opera Software ASA (Internet software & services)	385,270	4,871
			10,158
	Spain—2.6%
	Atresmedia Corporation de Medios de Comunicaion S.A. (Media)	415,830	5,842
	Bankinter S.A. (Banks)	941,082	7,560

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Spain—(continued)
	Viscofan S.A. (Food products)	55,123	$2,925
			16,327
	Sweden—3.0%
	Fabege AB (Real estate management & development)	178,407	2,290
	Hexpol AB (Chemicals)	40,164	3,780
	Intrum Justitia AB (Commercial services & supplies)	251,679	7,454
	NIBE Industrier AB Class “B” (Building products)	120,780	3,084
	Nolato AB Class “B” (Industrial conglomerates)	96,737	2,197
			18,805
	Switzerland—2.4%
*	Leonteq AG (Capital markets)	16,821	4,036
	Straumann Holding AG (Health care equipment & supplies)	24,060	6,045
*	Temenos Group AG (Software)	137,040	4,880
			14,961

	Japan—23.6%
	ABC-Mart, Inc. (Specialty retail)	130,200	6,300
	Calbee, Inc. (Food products)	89,600	3,086
	Century Tokyo Leasing Corporation (Diversified financial services)	230,300	5,738
	Cosmos Pharmaceutical Corporation (Food & staples retailing)	22,200	3,033
	Fuji Seal International, Inc. (Containers & packaging)	101,000	2,944
	GLP J-Reit (Real estate investment trusts (REITs))	2,669	2,973
	Haseko Corporation (Household durables)	585,000	4,705
	IT Holdings Corporation (IT services)	245,100	3,702
	Kanamoto Co., Ltd. (Trading companies & distributors)	142,900	3,864
	Kose Corporation (Personal products)	79,200	3,096
	M3, Inc. (Health care technology)	475,900	7,963
	Meitec Corporation (Professional services)	155,600	4,600
	MISUMI Group, Inc. (Trading companies & distributors)	196,400	6,476
	Nachi-Fujikoshi Corporation (Machinery)	1,008,000	6,188
	Nihon Kohden Corporation (Health care equipment & supplies)	118,600	5,844
	Nihon M&A Center, Inc. (Professional services)	300,700	9,059
	Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	2,830	6,145
	Nissan Chemical Industries, Ltd. (Chemicals)	323,300	5,864
	Obic Co., Ltd. (IT services)	22,000	714
	Okabe Co., Ltd. (Building products)	155,600	1,412
	Pigeon Corporation (Household products)	81,100	4,729
	Resorttrust, Inc. (Hotels, restaurants & leisure)	146,400	3,205

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	79

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Ryohin Keikaku Co., Ltd. (Multiline retail)	26,900	$3,315
	SCSK Corporation (IT services)	126,400	3,166
	Seven Bank, Ltd. (Banks)	1,508,300	6,331
	Start Today Co., Ltd. (Internet & catalog retail)	143,600	2,984
	Tadano, Ltd. (Machinery)	269,000	3,323
	The Hiroshima Bank, Ltd. (Banks)	589,000	2,803
	Topcon Corporation (Electronic equipment, instruments & components)	344,600	7,308
	Tsubakimoto Chain Co. (Machinery)	1,105,000	8,881
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	261,400	7,418
			147,169

	United Kingdom—12.8%
	Abcam plc (Biotechnology)	488,645	3,540
	AVEVA Group plc (Software)	144,147	2,944
	Bellway plc (Household durables)	279,522	8,383
	Berendsen plc (Commercial services & supplies)	192,052	3,283
	Big Yellow Group plc (Real estate investment trusts (REITs))	235,845	2,222
*	boohoo.com plc (Internet & catalog retail)	2,320,677	1,417
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	453,402	4,951
	Great Portland Estates plc (Real estate investment trusts (REITs))	758,816	8,656
	Halfords Group plc (Specialty retail)	408,125	2,978
	Hays plc (Professional services)	1,464,545	3,295
	Man Group plc (Capital markets)	1,008,124	2,509
	Micro Focus International plc (Software)	175,219	2,950
*	Optimal Payments plc (IT services)	262,084	1,391
	Provident Financial plc (Consumer finance)	234,681	8,958
	Rightmove plc (Media)	83,281	2,904
	St James’s Place plc (Insurance)	257,961	3,253
	Ted Baker plc (Textiles, apparel & luxury goods)	46,530	1,597
	The Restaurant Group plc (Hotels, restaurants & leisure)	460,277	4,692
	Victrex plc (Chemicals)	73,264	2,364
	WH Smith plc (Specialty retail)	184,477	3,858
	Workspace Group plc (Real estate investment trusts (REITs))	331,555	3,919
			80,064

	Emerging Asia—11.2%
	China—4.0%
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	1,288,000	2,264
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	177,333	4,332
*	Luye Pharma Group, Ltd. (Pharmaceuticals)	2,864,000	3,661
*	PAX Global Technology, Ltd. (Electronic equipment, instruments & components)	1,739,000	1,781

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
*	TAL Education Group—ADR (Diversified consumer services)	97,661	$2,743
	Towngas China Co., Ltd. (Gas utilities)	2,701,000	2,737
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	84,397	2,842
*	YY, Inc.—ADR (Internet software & services)	69,756	4,349
			24,709
	India—3.5%
	Apollo Tyres, Ltd. (Auto components)	1,760,026	6,201
	Federal Bank, Ltd. (Banks)	1,329,848	3,184
	Motherson Sumi Systems, Ltd. (Auto components)	268,028	1,936
	Voltas, Ltd. (Construction & engineering)	567,436	2,171
	Yes Bank, Ltd. (Banks)	704,176	8,545
			22,037
	Indonesia—0.6%
	PT Matahari Department Store Tbk (Multiline retail)	3,112,000	3,750
	Malaysia—0.3%
	Silverlake Axis, Ltd. (Software)	2,144,000	2,024
	Philippines—0.8%
	Megaworld Corporation (Real estate management & development)	28,170,000	2,911
	Robinsons Retail Holdings, Inc. (Food & staples retailing)	1,117,460	1,888
			4,799
	Taiwan—0.9%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	303,000	3,045
	King Slide Works Co., Ltd. (Machinery)	179,000	2,280
			5,325
	Thailand—1.1%
	Minor International PCL (Hotels, restaurants & leisure)	4,321,800	4,239
	Quality Houses PCL (Real estate management & development)	25,265,000	2,789
			7,028

	Canada—8.5%
*	Bankers Petroleum, Ltd. (Oil, gas & consumable fuels)	657,514	1,845
	Canadian Energy Services & Technology Corporation (Energy equipment & services)	545,310	2,980
	Canadian Western Bank (Banks)	86,331	2,434
	Constellation Software, Inc. (Software)	6,373	1,895
	Entertainment One, Ltd. (Media)	574,661	2,872
	Home Capital Group, Inc. (Thrifts & mortgage finance)	187,285	7,736
	Intertape Polymer Group, Inc. (Containers & packaging)	175,831	2,817

See accompanying Notes to Financial Statements.

80	Annual Report	December 31, 2014

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Canada—(continued)
	Linamar Corporation (Auto components)	139,795	$8,537
	Mullen Group, Ltd. (Energy equipment & services)	33,477	614
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	156,621	4,512
	ShawCor, Ltd. (Energy equipment & services)	123,495	4,507
	The Jean Coutu Group PJC, Inc. Class “A” (Food & staples retailing)	132,770	3,235
	Total Energy Services, Inc. (Energy equipment & services)	84,304	942
	WestJet Airlines, Ltd. (Airlines)	268,487	7,783
			52,709

	Asia—5.7%
	Australia—3.8%
	Beach Energy, Ltd. (Oil, gas & consumable fuels)	2,543,355	2,157
	Challenger, Ltd. (Diversified financial services)	1,010,101	5,336
	Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	126,321	2,572
	DuluxGroup, Ltd. (Chemicals)	1,243,370	5,851
	Magellan Financial Group, Ltd. (Capital markets)	581,051	7,739
			23,655
	New Zealand—1.9%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	1,248,456	6,076
	SKY Network Television, Ltd. (Media)	1,236,287	5,804
			11,880

	Emerging Europe, Mid-East, Africa—4.0%
	South Africa—2.8%
	Clicks Group, Ltd. (Food & staples retailing)	710,447	4,967
	Coronation Fund Managers, Ltd. (Capital markets)	542,623	5,370
	Life Healthcare Group Holdings, Ltd. (Health care providers & services)	1,094,529	4,044
	Rand Merchant Insurance Holdings, Ltd. (Insurance)	872,574	3,076
			17,457
	Turkey—1.2%
*	Pegasus Hava Tasimaciligi A.S. (Airlines)	313,607	4,435
	Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	3,464,778	2,981
			7,416
	Issuer	Shares/ Principal Amount/ Contracts	Value

	Emerging Latin America—2.7%
	Brazil—1.0%
	CETIP S.A. - Mercados Organizados (Capital markets)	242,000	$2,947
*	Qualicorp S.A. (Health care providers & services)	322,100	3,377
			6,324
	Mexico—1.7%
*	Compartamos S.A.B. de C.V. (Consumer finance)	2,946,400	5,921
	Gruma S.A.B. de C.V. (Food products)	428,400	4,581
			10,502
	Total Common Stocks—99.0% (cost $587,973)		616,552

	Warrants

	Emerging Asia—0.0%
	Thailand—0.0%
*	Minor International PCL (Hotels, restaurants & leisure)	4,910	1
	Total Warrants—0.0% (cost $0)		1

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $2,895, collateralized by Federal Farm Credit Bank, 2.700%, due 12/2/24	$2,895	2,895
	Total Repurchase Agreement—0.4% (cost $2,895)		2,895
	Total Investments—99.4% (cost $590,868)		619,448
	Cash and other assets, less liabilities—0.6%		3,492
	Net assets—100.0%		$622,940

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	81

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	27.8%
Consumer Discretionary	18.8%
Industrials	17.3%
Health Care	9.7%
Information Technology	9.6%
Consumer Staples	6.9%
Materials	6.7%
Energy	2.8%
Utilities	0.4%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	23.9%
Euro	15.6%
British Pound Sterling	15.2%
Canadian Dollar	8.1%
Australian Dollar	3.8%
Indian Rupee	3.6%
Swiss Franc	3.4%
Danish Krone	3.2%
U.S. Dollar	3.1%
Swedish Krona	3.1%
South African Rand	2.8%
Hong Kong Dollar	2.2%
New Zealand Dollar	1.9%
Mexican Peso	1.7%
Norwegian Krone	1.6%
Turkish Lira	1.2%
Thai Baht	1.1%
Brazilian Real	1.0%
All Other Currencies	3.5%
Total	100.0%

See accompanying Notes to Financial Statements.

82	Annual Report	December 31, 2014

EMERGING MARKETS LEADERS FUND

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 2.17% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) decreased 2.19%.

The Fund’s outperformance relative to the Index was driven primarily by the underweight positions in Energy and Materials, in addition to strong stock selection and overweight positions in Consumer Discretionary, Financials, Healthcare, and Industrials. Consumer Discretionary performance was diversified across industries, with strong contributions from automotive, education, retail, and media holdings. Financials performance was supported by banking holdings such as Bank Rakyat Indonesia, and insurance company BB Seguridade Participacoes. These positive effects were partially mitigated by weak stock selection in Consumer Staples, Energy, and Materials, as Magnit (Retail Stores), Cnooc (Energy), Sasol (Energy) and Cemex (Materials) lagged the respective Index sector returns. From a geographic perspective, the Fund’s India overweight and stock selection were significant positive contributors in 2014, with automotive, pharmaceutical, and bank holdings outperforming the broader Indian market. South Korea, Taiwan, and Brazil stock selection also benefited results. These effects were somewhat offset by weak stock selection in China and Mexico, combined with the Taiwan underweighting.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

December 31, 2014	William Blair Funds	83

EMERGING MARKETS LEADERS FUND

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
				Since
	1 Year	3 Year	5 Year	Inception
Class N (b)	2.17%	6.87%	—	3.29%
Class I (a)	2.62	7.16	4.19	0.72
Institutional Class (a)	2.68	7.33	4.32	0.85
MSCI Emerging Markets Index (net) (a)	(2.19)	4.04	1.78	0.29

(a)	Since Inception is for the period from March 26, 2008 (Commencement of Operations) to December 31, 2014.
(b)	Since Inception for Class N is for the period from May 3, 2010 (Commencement of Operations) to December 31, 2014. The corresponding benchmark inception return for the MSCI Emerging Markets Index (net) is 1.37%.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

84	Annual Report	December 31, 2014

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—63.1%
	China—24.1%
	Air China, Ltd. (Airlines)	636,000	$511
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	19,178	1,993
*	Baidu, Inc.—ADR (Internet software & services)	14,327	3,266
	Brilliance China Automotive Holdings, Ltd. (Automobiles)	870,000	1,386
*	China CNR Corporation Ltd.—144A (Machinery)	1,377,500	1,972
	China Gas Holdings, Ltd. (Gas utilities)	602,000	949
	China Merchants Bank Co., Ltd. Class “H” (Banks)	814,000	2,032
	China Overseas Land & Investment, Ltd. (Real estate management & development)	572,000	1,696
	CITIC Securities Co., Ltd. (Capital markets)	149,000	557
	CNOOC, Ltd. (Oil, gas & consumable fuels)	1,238,000	1,674
	ENN Energy Holdings, Ltd. (Gas utilities)	32,000	181
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	1,304,000	1,713
	NetEase, Inc.—ADR (Internet software & services)	8,876	880
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	209,500	2,119
	Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	769,000	514
	Sinopharm Group Co., Ltd. (Health care providers & services)	298,600	1,053
	Tencent Holdings, Ltd. (Internet software & services)	98,000	1,418
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	84,050	1,642
			25,556
	India—16.3%
	Adani Ports & Special Economic Zone, Ltd. (Transportation infrastructure)	246,173	1,243
	Axis Bank, Ltd. (Banks)	165,822	1,311
	HCL Technologies, Ltd. (IT services)	41,050	1,041
	HDFC Bank, Ltd. (Banks)	146,888	2,204
	Hero MotoCorp, Ltd. (Automobiles)	27,384	1,341
	Housing Development Finance Corporation (Thrifts & mortgage finance)	121,064	2,165
	Lupin, Ltd. (Pharmaceuticals)	47,025	1,063
	Mahindra & Mahindra, Ltd. (Automobiles)	24,268	473
	Maruti Suzuki India, Ltd. (Automobiles)	20,831	1,096
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	127,480	1,667
	Tata Consultancy Services, Ltd. (IT services)	38,706	1,571
	Tata Motors, Ltd. (Automobiles)	200,258	1,566
	Ultratech Cement, Ltd. (Construction materials)	13,315	562
			17,303

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—3.3%
	PT Astra International Tbk (Automobiles)	975,900	$582
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	2,168,200	2,038
	PT Kalbe Farma Tbk (Pharmaceuticals)	5,789,600	854
			3,474
	Philippines—0.6%
	Universal Robina Corporation (Food products)	152,570	665
	South Korea—10.4%
*	Coway Co., Ltd. (Household durables)	8,864	676
*	LG Household & Health Care, Ltd. (Household products)	1,673	949
*	NAVER Corporation (Internet software & services)	754	483
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	3,306	3,975
*	Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	10,243	2,628
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	54,570	2,332
			11,043
	Taiwan—4.3%
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	1,059,000	1,686
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	36,000	523
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	105,303	2,357
			4,566
	Thailand—4.1%
	Advanced Info Service PCL (Wireless telecommunication services)	113,100	858
	Airports of Thailand PCL (Transportation infrastructure)	147,600	1,258
	Kasikornbank PCL (Banks)	221,800	1,535
	Thai Beverage PCL (Beverages)	1,363,000	707
			4,358

	Emerging Europe, Mid-East, Africa—19.1%
	Russia—1.2%
	Magnit PJSC—144A—GDR (Food & staples retailing)†	28,759	1,300
	South Africa—12.3%
*	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	68,756	2,399
	Bidvest Group, Ltd. (Industrial conglomerates)	63,379	1,657
	Discovery, Ltd. (Insurance)	59,229	567
	FirstRand, Ltd. (Diversified financial services)	485,985	2,113

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	85

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	South Africa—(continued)
	Mediclinic International, Ltd. (Health care providers & services)	94,054	$814
	MTN Group, Ltd. (Wireless telecommunication services)	53,839	1,024
	Naspers, Ltd. (Media)	19,925	2,578
	Sanlam, Ltd. (Insurance)	86,121	518
	Sasol, Ltd. (Oil, gas & consumable fuels)	35,886	1,339
			13,009
	Turkey—3.3%
	KOC Holding A.S. (Industrial conglomerates)	205,788	1,088
	Turkiye Garanti Bankasi A.S. (Banks)	613,046	2,463
			3,551
	United Arab Emirates—2.3%
	DP World, Ltd. (Transportation infrastructure)	36,716	767
*	Emaar Malls Group PJSC (Real estate management & development)	650,160	474
	Emaar Properties PJSC (Real estate management & development)	367,932	709
	First Gulf Bank PJSC (Banks)	116,231	534
			2,484

	Emerging Latin America—14.3%
	Brazil—7.3%
	AMBEV S.A.—ADR (Beverages)	246,106	1,531
	BB Seguridade Participacoes S.A. (Insurance)	175,600	2,119
	BR Malls Participacoes S.A. (Real estate management & development)	81,500	508
	BRF S.A. (Food products)	56,000	1,333
	CETIP S.A. - Mercados Organizados (Capital markets)	38,200	465
	Kroton Educacional S.A. (Diversified consumer services)	194,900	1,136
	Weg S.A. (Machinery)	54,850	632
			7,724
	Chile—0.7%
	Banco Santander Chile—ADR (Banks)	38,457	758
	Mexico—4.8%
*	Alfa S.A.B. de C.V. (Industrial conglomerates)	448,900	1,003
*	Cemex S.A.B. de C.V. (Construction materials)	1,235,300	1,261
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	462,070	1,362
	Grupo Financiero Inbursa S.A.B. de C.V. (Banks)	381,200	989
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	234,800	505
			5,120
	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Peru—1.5%
Credicorp, Ltd. (Banks)†	9,722	$1,557
Total Common Stocks—96.5% (cost $99,311)		102,468

Preferred Stock
Brazil—1.8%
Itau Unibanco Holding S.A. (Banks)	143,670	1,883
Total Preferred Stock—1.8% (cost $1,951)		1,883

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $2,209, collateralized by Federal Home Loan Bank, 5.250%, due 6/12/37	$2,209	2,209
Total Repurchase Agreement—2.1% (cost $2,209)		2,209
Total Investments—100.4% (cost $103,471)		106,560
Liabilities, plus cash and other assets—(0.4)%		(378)
Net assets—100.0%		$106,182

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

86	Annual Report	December 31, 2014

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	35.4%
Information Technology	20.7%
Consumer Discretionary	12.0%
Industrials	9.7%
Health Care	8.0%
Consumer Staples	6.7%
Energy	2.9%
Telecommunication Services	1.8%
Materials	1.7%
Utilities	1.1%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	17.0%
Indian Rupee	16.6%
U.S. Dollar	15.4%
South African Rand	12.5%
South Korean Won	10.6%
Brazilian Real	7.7%
Mexican Peso	4.9%
Thai Baht	3.5%
Turkish Lira	3.4%
Indonesian Rupiah	3.3%
New Taiwan Dollar	2.1%
UAE Dirham	1.7%
All Other Currencies	1.3%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	87

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 3.40% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI Index (net) (the “Index”), decreased 1.79%.

The Fund’s outperformance relative to the Index was driven primarily by the underweight positions in Energy and Materials, in addition to strong stock selection and overweight positions in Consumer Discretionary, Financials, Healthcare, and Information Technology. Consumer Discretionary performance was diversified across industries, with strong contributions from automotive, education, retail, and media holdings. Financials performance was supported by banking holdings such as Bank Rakyat Indonesia, and insurance company BB Seguridade Participacoes. These positive effects were partially mitigated by weak stock selection in Consumer Staples and Materials, as Magnit and Cemex lagged the respective Index sector returns. From a geographic perspective, the Fund’s India overweight and stock selection were significant positive contributors in 2014, with automotive, pharmaceutical and bank holdings outperforming the broader Indian market. South Korea, Taiwan, and Brazil stock selection also benefited results. These effects were somewhat offset by weak stock selection in China and Mexico, combined with the Taiwan underweighting.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

88	Annual Report	December 31, 2014

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
	1 Year	3 Year	5 Year	Since Inception(a)
Class N	3.40%	8.04%	5.19%	9.19%
Class I	3.65	8.33	5.48	9.47
Institutional Class	3.85	8.53	5.67	9.66
MSCI Emerging Markets IMI (net)	(1.79)	4.46	1.93	8.54

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2014	William Blair Funds	89

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—60.0%
	China—20.0%
	Air China, Ltd. (Airlines)	5,884,000	$4,732
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	121,025	12,579
*	Baidu, Inc.—ADR (Internet software & services)	64,303	14,659
	Beijing Enterprises Water Group, Ltd. (Water utilities)	6,896,000	4,642
	Brilliance China Automotive Holdings, Ltd. (Automobiles)	5,394,000	8,595
	China Everbright International, Ltd. (Commercial services & supplies)	1,687,000	2,512
	China Gas Holdings, Ltd. (Gas utilities)	5,186,000	8,175
	China Merchants Bank Co., Ltd. Class “H” (Banks)	4,378,500	10,929
*	China Vanke Co., Ltd. (Real estate management & development)	6,361,500	14,079
	CIMC Enric Holdings, Ltd. (Machinery)	2,084,000	1,647
	CITIC Securities Co., Ltd. Class “H” (Capital markets)	677,000	2,530
	CNOOC, Ltd. (Oil, gas & consumable fuels)	11,378,000	15,385
	ENN Energy Holdings, Ltd. (Gas utilities)	144,000	815
	Haier Electronics Group Co., Ltd. (Household durables)	897,000	2,131
	Huaneng Renewables Corporation, Ltd. Class “H” (Independent power & renewable electricity producers)	7,031,932	2,256
	Lenovo Group, Ltd. (Technology hardware, storage & peripherals)	10,312,000	13,543
*	Luye Pharma Group, Ltd. (Pharmaceuticals)	1,951,000	2,494
	NetEase, Inc.—ADR (Internet software & services)	131,598	13,047
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,338,500	23,649
	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class “H” (Pharmaceuticals)	896,500	3,186
	Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	3,485,000	2,331
	Sinopharm Group Co., Ltd. (Health care providers & services)	1,192,800	4,205
	Tencent Holdings, Ltd. (Internet software & services)	914,780	13,236
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	204,734	4,001
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	85,831	2,890
*	YY, Inc.—ADR (Internet software & services)	40,194	2,506
	Zhuzhou CSR Times Electric Co., Ltd. Class “H” (Electrical equipment)	1,076,000	6,251
			197,005

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
India—16.5%
Adani Ports & Special Economic Zone, Ltd.
(Transportation infrastructure)	781,944	$3,948
Apollo Hospitals Enterprise, Ltd. (Health
care providers & services)	152,715	2,726
Axis Bank, Ltd. (Banks)	618,227	4,887
HCL Technologies, Ltd. (IT services)	493,449	12,518
HDFC Bank, Ltd. (Banks)	1,487,466	22,323
Hero MotoCorp, Ltd. (Automobiles)	108,955	5,335
Housing Development Finance Corporation (Thrifts & mortgage finance)	860,825	15,397
IndusInd Bank, Ltd. (Banks)	553,642	7,008
ITC, Ltd. (Tobacco)	875,030	5,097
Larsen & Toubro, Ltd. (Construction & engineering)	167,996	3,956
Lupin, Ltd. (Pharmaceuticals)	496,001	11,214
Mahindra & Mahindra, Ltd. (Automobiles)	122,747	2,391
Maruti Suzuki India, Ltd. (Automobiles)	135,865	7,148
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,092,219	14,281
Tata Consultancy Services, Ltd. (IT services)	491,448	19,944
Tata Motors, Ltd. (Automobiles)	1,862,776	14,564
Tech Mahindra, Ltd. (IT services)	127,481	5,226
Ultratech Cement, Ltd. (Construction materials)	108,351	4,574
		162,537
Indonesia—2.8%
PT Astra International Tbk (Automobiles)	8,986,200	5,359
PT Bank Rakyat Indonesia Persero Tbk (Banks)	17,626,621	16,569
PT Jasa Marga Persero Tbk (Transportation infrastructure)	4,211,000	2,390
PT Kalbe Farma Tbk (Pharmaceuticals)	24,116,815	3,555
		27,873
Papua New Guinea—0.8%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,287,097	8,254
Philippines—0.7%
International Container Terminal Services, Inc. (Transportation infrastructure)	913,320	2,334
Universal Robina Corporation (Food products)	1,026,610	4,476
		6,810
South Korea—9.8%
Coway Co., Ltd. (Household durables)	47,003	3,584
LG Household & Health Care, Ltd. (Household products)	8,586	4,873
NAVER Corporation (Internet software & services)	6,458	4,136
Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	31,074	37,358

See accompanying Notes to Financial Statements.

90	Annual Report	December 31, 2014

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—(continued)
	Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	65,974	$16,930
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	693,430	29,634
			96,515
	Taiwan—6.3%
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	324,145	2,380
	E.Sun Financial Holding Co., Ltd. (Banks)	4,175,995	2,588
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	12,079,560	19,227
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	40,000	2,994
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	345,000	5,015
	Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	811,000	4,532
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,133,195	25,361
			62,097
	Thailand—3.1%
	Advanced Info Service PCL (Wireless telecommunication services)	699,700	5,306
	Airports of Thailand PCL (Transportation infrastructure)	878,000	7,480
	Central Pattana PCL (Real estate management & development)	2,515,500	3,451
	Kasikornbank PCL (Banks)	1,332,200	9,222
	Thai Beverage PCL (Beverages)	5,068,000	2,631
	Thai Union Frozen Products PCL (Food products)	943,800	2,580
			30,670

	Emerging Europe, Mid-East, Africa—18.5%
	Greece—0.2%
	JUMBO S.A. (Specialty retail)	206,013	2,095
	Qatar—0.5%
	Qatar National Bank S.A.Q. (Banks)	86,185	5,006
	Russia—1.2%
	Magnit PJSC—144A—GDR (Food & staples retailing)†	218,300	9,866
*	Mail.ru Group Ltd.—144A—GDR (Internet software & services)†	17,861	288
*	Mail.ru Group, Ltd.—GDR (Internet software & services)	101,266	1,635
			11,789
	South Africa—9.3%
	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	240,625	8,395

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	South Africa—(continued)
	Bidvest Group, Ltd. (Industrial conglomerates)	195,803	$5,119
	Discovery, Ltd. (Insurance)	269,859	2,584
	FirstRand, Ltd. (Diversified financial services)	3,919,857	17,040
	Life Healthcare Group Holdings, Ltd. (Health care providers & services)	1,239,378	4,578
	Mr. Price Group, Ltd. (Specialty retail)	161,032	3,258
	MTN Group, Ltd. (Wireless telecommunication services)	491,077	9,342
	Naspers, Ltd. (Media)	186,722	24,153
	Sanlam, Ltd. (Insurance)	386,923	2,328
	Sasol, Ltd. (Oil, gas & consumable fuels)	405,391	15,130
			91,927
	Turkey—3.9%
	KOC Holding A.S. (Industrial conglomerates)	1,903,857	10,068
*	Pegasus Hava Tasimaciligi A.S. (Airlines)	168,668	2,386
	TAV Havalimanlari Holding A.S. (Transportation infrastructure)	288,082	2,352
	Turkiye Garanti Bankasi A.S. (Banks)	5,864,690	23,559
			38,365
	United Arab Emirates—3.4%
	Air Arabia PJSC (Airlines)	5,688,780	2,290
	DAMAC Real Estate Development Ltd.—144A—GDR (Real estate management & development)	137,831	1,875
	DP World, Ltd. (Transportation infrastructure)	260,263	5,437
	Dragon Oil plc (Oil, gas & consumable fuels)	472,523	3,958
	Dubai Islamic Bank PJSC (Banks)	1,940,161	3,563
*	Emaar Malls Group PJSC (Real estate management & development)	5,997,777	4,376
	Emaar Properties PJSC (Real estate management & development)	3,394,348	6,542
	First Gulf Bank PJSC (Banks)	1,093,071	5,021
			33,062

	Emerging Latin America—15.0%
	Argentina—0.3%
	MercadoLibre, Inc. (Internet software & services)	26,133	3,336
	Brazil—7.2%
	AMBEV S.A.—ADR (Beverages)	3,256,254	20,254
	BB Seguridade Participacoes S.A. (Insurance)	1,157,600	13,969
	BR Malls Participacoes S.A. (Real estate management & development)	767,090	4,784
	BRF S.A. (Food products)	261,000	6,212
	CCR S.A (Transportation infrastructure)	1,371,889	7,985
	CETIP S.A.—Mercados Organizados (Capital markets)	174,200	2,121

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	91

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
	Kroton Educacional S.A. (Diversified consumer services)	702,820	$4,095
*	Qualicorp S.A. (Health care providers & services)	208,400	2,185
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	308,300	5,975
	Weg S.A. (Machinery)	264,940	3,054
			70,634
	Chile—1.1%
	Banco Santander Chile—ADR (Banks)	176,949	3,489
	S.A.C.I. Falabella (Multiline retail)	1,016,834	6,833
			10,322
	Mexico—4.2%
	Alfa S.A.B. de C.V. (Industrial conglomerates)	3,199,500	7,150
*	Cemex S.A.B. de C.V. (Construction materials)	9,457,600	9,654
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	2,181,369	6,432
	Grupo Financiero Inbursa S.A.B. de C.V. (Banks)	878,500	2,279
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	622,200	3,104
*	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Construction & engineering)	344,300	4,151
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	4,184,500	8,999
			41,769
	Panama—0.5%
	Copa Holdings S.A. Class “A” (Airlines)†	48,203	4,996
	Peru—1.7%
	Credicorp, Ltd. (Banks)†	91,686	14,686
	Intercorp Financial Services, Inc. (Banks)	80,171	2,437
			17,123
	Total Common Stocks—93.5% (cost $871,300)		922,185
	Shares or
	Principal
Issuer	Amount	Value

Preferred Stock
Brazil—1.4%
Itau Unibanco Holding S.A. (Banks)	1,061,613	$13,911
Total Preferred Stock—1.4% (cost $13,506)		13,911

Affiliated Fund

Emerging Asia—3.6%
China—3.6%
William Blair China A-Share Fund, LLC	2,362,400	35,507
Total Affiliated Fund—3.6% (cost $23,624)		35,507

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $24,544, collateralized by Federal Farm Credit Bank, 2.700%, due 12/2/24	$24,544	24,544
Total Repurchase Agreement—2.5% (cost $24,544)		24,544
Total Investments—101.0% (cost $932,974)		996,147
Liabilities, plus cash and other assets—(1.0)%		(10,313)
Net assets—100.0%		$985,834

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

92	Annual Report	December 31, 2014

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	32.9%
Information Technology	23.2%
Consumer Discretionary	10.3%
Industrials	9.7%
Consumer Staples	6.9%
Health Care	6.7%
Energy	5.0%
Utilities	2.2%
Materials	1.6%
Telecommunication Services	1.5%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	18.1%
Indian Rupee	16.7%
Hong Kong Dollar	15.5%
South Korean Won	9.7%
South African Rand	9.5%
Brazilian Real	6.6%
Mexican Peso	4.3%
Turkish Lira	3.9%
New Taiwan Dollar	3.8%
Thai Baht	2.9%
Indonesian Rupiah	2.9%
UAE Dirham	2.2%
All Other Currencies	3.9%
Total	100.0%

As of December 31, 2014, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment weekly.

	Share Activity				Year Ended December 31, 2014
Change in net
unrealized
	Balance			Balance		Dividend	Net realized	appreciation
Fund Name	12/31/2013	Purchases	Sales	12/31/2014	Value	Income	gain (loss)	(depreciation)
William Blair China A-Share Fund, LLC	2,362,400	—	—	2,362,400	$35,507	$ —	$ —	$ 7,725

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	93

EMERGING MARKETS SMALL CAP GROWTH FUND The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation. AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 14.41% increase, net of fees, for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 1.01%.

The Fund’s outperformance relative to the Index during 2014 was driven by positive stock selection across most sectors and countries. From a sector perspective, Industrials stock selection was the top contributor to relative performance, with positive contributions from machinery and construction holdings including Indian light commercial vehicle and motorcycle manufacturer Eicher Motors, and United Arab Emirates construction company Arabtec Holding. Electrical equipment holdings also outperformed for the year, including Amara Raja Batteries. Consumer Discretionary stock selection was another notable source of outperformance, as Indian auto components companies posted strong gains for the year. These positive effects were partially mitigated by relatively weak stock selection in Telecom Services, as holdings failed to keep pace with the strong Index sector return of +51%. Indonesian internet broadband provider Link Net also posted a negative return during the partial year it was held in the Fund. Underweight positions in Information Technology and Materials also detracted from performance. From a geographic perspective, Asia stock selection was the key contributor to outperformance, with strong relative performance in China, India, Indonesia, and Thailand. The overweighting to India was also beneficial amid the strong rally in that market. These effects were partially offset by the underweight positions in China, Thailand, and South Africa. The exposure to Nigeria and stock selection in Mexico, the Philippines, and Poland also detracted.

Please refer to the Global Markets Review and Outlook provided for this Fund beginning on page 39.

94	Annual Report	December 31, 2014

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
			Since
	1 Year	3 Year	Inception
Class N(a)	14.41%	21.37%	18.96%
Class I(a)	14.73	21.70	19.26
MSCI Emerging Markets Small Cap Index (net)(a)	1.01	7.65	5.01
Institutional Class(b)	14.85	—	16.47
MSCI Emerging Markets Small Cap Index (net)(b)	1.01	—	1.72
(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to December 31, 2014.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2014	William Blair Funds	95

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—74.8%
	China—18.3%
	Anta Sports Products, Ltd. (Textiles, apparel & luxury goods)	144,000	$253
*	Beijing Enterprises Water Group, Ltd. (Water utilities)	3,966,000	2,670
*	Bitauto Holdings, Ltd.—ADR (Internet software & services)	15,552	1,095
*	CAR, Inc. (Road & rail)	734,000	982
*	China Biologic Products, Inc. (Biotechnology)	15,427	1,037
	China Distance Education Holdings, Ltd.—ADR (Diversified consumer services)	81,273	1,332
	China Everbright International, Ltd. (Commercial services & supplies)	1,620,000	2,413
	China Medical System Holdings, Ltd. (Pharmaceuticals)	1,999,000	3,273
*	China Singyes Solar Technologies Holdings, Ltd. (Construction & engineering)	502,000	696
*	Cosmo Lady China Holdings Co. Ltd.—144A (Textiles, apparel & luxury goods)	1,092,497	741
	CT Environmental Group, Ltd. (Water utilities)	2,388,000	2,435
	Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	1,860,000	1,179
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	169,012	4,129
*	iKang Healthcare Group, Inc.—ADR (Health care providers & services)	53,652	807
	Jintian Pharmaceutical Group, Ltd. (Health care providers & services)	4,092,000	1,385
*	Luye Pharma Group, Ltd. (Pharmaceuticals)	1,371,000	1,752
	Minth Group, Ltd. (Auto components)	318,000	656
*	Ozner Water International Holding Ltd.—144A (Household durables)	2,517,000	967
*	PAX Global Technology, Ltd. (Electronic equipment, instruments & components)	3,338,000	3,419
	Shenzhen International Holdings, Ltd. (Transportation infrastructure)	974,500	1,421
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	1,112,000	1,008
*	Sound Global, Ltd. (Water utilities)	1,611,000	1,862
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	838,000	1,439
*	TAL Education Group—ADR (Diversified consumer services)	32,018	899
*	Tarena International, Inc.—ADR (Diversified consumer services)	65,639	729
	Wasion Group Holdings, Ltd. (Electronic equipment, instruments & components)	1,632,000	1,515
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	45,186	1,521
	Zhuzhou CSR Times Electric Co., Ltd. Class “H” (Electrical equipment)	851,000	4,944
			46,559

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—27.2%
	AIA Engineering, Ltd. (Machinery)	90,786	$1,562
	Ajanta Pharma, Ltd. (Pharmaceuticals)	19,652	722
	Alembic Pharmaceuticals, Ltd. (Pharmaceuticals)	290,305	2,035
	Amara Raja Batteries, Ltd. (Electrical equipment)	88,080	1,149
	Apollo Tyres, Ltd. (Auto components)	506,071	1,783
	Bata India, Ltd. (Textiles, apparel & luxury goods)	56,397	1,164
	Berger Paints India, Ltd. (Chemicals)	223,403	1,427
	Bharat Forge, Ltd. (Auto components)	140,894	2,095
	Bharti Infratel, Ltd. (Wireless telecommunication services)	264,608	1,405
	Blue Dart Express, Ltd. (Air freight & logistics)	20,745	2,080
	Britannia Industries, Ltd. (Food products)	54,598	1,584
	Cadila Healthcare, Ltd. (Pharmaceuticals)	70,518	1,799
	Colgate-Palmolive India, Ltd. (Personal products)	44,073	1,247
	Eicher Motors, Ltd. (Machinery)	7,873	1,860
	Emami, Ltd. (Personal products)	88,568	1,100
	Federal Bank, Ltd. (Banks)	934,718	2,238
	Finolex Industries, Ltd. (Chemicals)	159,177	659
	Gateway Distriparks, Ltd. (Transportation infrastructure)	93,841	521
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	574,099	2,476
*	Gujarat Pipavav Port, Ltd. (Transportation infrastructure)	323,283	1,050
	Havells India, Ltd. (Electrical equipment)	460,329	2,000
	IndusInd Bank, Ltd. (Banks)	427,904	5,416
	Kajaria Ceramics, Ltd. (Building products)	128,275	1,209
	Kaveri Seed Co., Ltd. (Food products)	143,716	1,752
	LIC Housing Finance, Ltd. (Thrifts & mortgage finance)	409,658	2,816
	Marico, Ltd. (Personal products)	223,870	1,150
	Motherson Sumi Systems, Ltd. (Auto components)	318,204	2,299
	MRF, Ltd. (Auto components)	3,450	2,066
	Oberoi Realty, Ltd. (Real estate management & development)	160,116	719
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	4,203	777
	Persistent Systems, Ltd. (IT services)	60,469	1,589
	Pidilite Industries, Ltd. (Chemicals)	236,779	2,034
	Prestige Estates Projects, Ltd. (Real estate management & development)	186,109	702
	Rallis India, Ltd. (Chemicals)	267,555	910
	Repco Home Finance, Ltd. (Consumer finance)	129,623	1,361
	Shree Cement, Ltd. (Construction materials)	10,808	1,609
*	SKS Microfinance, Ltd. (Consumer finance)	177,111	1,155

See accompanying Notes to Financial Statements.

96	Annual Report	December 31, 2014

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Sobha Ltd. (Real estate management & development)	60,547	$463
	Supreme Industries, Ltd. (Chemicals)	107,689	1,016
	TVS Motor Co., Ltd. (Automobiles)	198,448	840
	VA Tech Wabag, Ltd. (Water utilities)	43,026	995
	Voltas, Ltd. (Construction & engineering)	390,028	1,492
	Yes Bank, Ltd. (Banks)	397,848	4,828
			69,154
	Indonesia—6.6%
	PT Arwana Citramulia Tbk (Building products)	3,500,800	245
	PT Bank Negara Indonesia Persero Tbk (Banks)	2,885,600	1,414
	PT Ciputra Development Tbk (Real estate management & development)	17,427,000	1,748
	PT Jasa Marga (Transportation infrastructure)	5,099,500	2,894
*	PT Link Net Tbk (Diversified telecommunication services)	1,561,400	622
	PT Matahari Department Store Tbk (Multiline retail)	2,131,500	2,568
	PT Pakuwon Jati Tbk (Real estate management & development)	94,261,000	3,905
*	PT Siloam International Hospitals Tbk (Health care providers & services)	594,900	658
	PT Surya Citra Media Tbk (Media)	4,421,000	1,247
	PT Wijaya Karya Persero Tbk (Construction & engineering)	5,196,700	1,534
			16,835
	Malaysia—0.6%
	Silverlake Axis, Ltd. (Software)	1,460,000	1,378
	Pakistan—2.2%
	Lucky Cement, Ltd. (Construction materials)	639,400	3,147
	United Bank, Ltd. (Banks)	1,379,000	2,394
			5,541
	Philippines—5.4%
	GT Capital Holdings, Inc. (Diversified financial services)	102,645	2,351
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	646,370	3,090
	Megaworld Corporation (Real estate management & development)	10,234,000	1,058
	RFM Corporation (Food products)	3,584,000	401
	Robinsons Land Corporation (Real estate management & development)	2,990,900	1,765
	Security Bank Corporation (Banks)	765,410	2,593
	Universal Robina Corporation (Food products)	546,840	2,384
			13,642

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—2.3%
*	CJ Korea Express Co., Ltd. (Road & rail)	3,965	$700
*	Cosmax, Inc. (Personal products)	6,095	550
*	Dongwon F&B Co., Ltd. (Food products)	2,685	713
	Hana Tour Service, Inc. (Hotels, restaurants & leisure)	2,661	188
*	Hanssem Co., Ltd. (Household durables)	12,390	1,288
*	KEPCO Plant Service & Engineering Co., Ltd. (Commercial services & supplies)	24,967	1,810
*	Korea Kolmar Co., Ltd. (Personal products)	12,369	492
			5,741
	Sri Lanka—0.5%
	Commercial Bank of Ceylon plc (Banks)	972,581	1,268
	Taiwan—6.2%
	E.Sun Financial Holding Co., Ltd. (Banks)	4,509,000	2,794
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	174,000	1,749
	Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	34,000	103
	Hermes Microvision, Inc. (Semiconductors & semiconductor equipment)	75,000	3,751
	King Slide Works Co., Ltd. (Machinery)	90,000	1,147
	Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	434,000	2,425
	PChome Online, Inc. (Internet software & services)	236,506	2,539
	Poya Co., Ltd. (Multiline retail)	157,090	1,185
			15,693
	Thailand—5.5%
	Central Plaza Hotel PCL (Hotels, restaurants & leisure)	198,087	185
	Chularat Hospital PCL Class “F” (Health care providers & services)	1,244,900	678
	Delta Electronics Thailand PCL (Electronic equipment, instruments & components)	429,100	916
	GFPT PCL (Food products)	2,777,600	1,491
	KCE Electronics PCL (Electronic equipment, instruments & components)	1,271,800	1,314
	LPN Development PCL (Real estate management & development)	876,100	581
	Minor International PCL (Hotels, restaurants & leisure)	2,901,310	2,846
	Sino-Thai Engineering & Construction PCL (Construction & engineering)	1,623,300	1,140
	Supalai PCL (Real estate management & development)	2,054,000	1,494
	Thai Union Frozen Products PCL (Food products)	730,400	1,997
	TTW PCL (Water utilities)	4,015,800	1,413
			14,055

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	97

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—12.4%
	Brazil—7.8%
	Estacio Participacoes S.A. (Diversified consumer services)	170,300	$1,548
	GAEC Educacao S.A. (Diversified consumer services)	148,000	1,959
*	Gol Linhas Aereas Inteligentes S.A.—ADR (Airlines)	142,316	818
	Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	40,300	372
	Linx S.A. (Software)	100,900	1,916
	Localiza Rent a Car S.A. (Road & rail)	10,600	143
	Lojas Renner S.A. (Multiline retail)	73,300	2,128
*	Qualicorp S.A. (Health care providers & services)	241,700	2,534
	Raia Drogasil S.A. (Food & staples retailing)	351,800	3,387
	Ser Educacional S.A. (Diversified consumer services)	170,300	1,905
	Smiles S.A. (Media)	67,700	1,173
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (Commercial services & supplies)	111,300	1,778
			19,661
	Mexico—4.6%
*	Banregio Grupo Financiero S.A.B. de C.V. (Banks)	313,008	1,576
*	Compartamos S.A.B. de C.V. (Consumer finance)	963,700	1,937
	Corporation Inmobiliaria Vesta S.A.B. de C.V. (Real estate management & development)	436,800	867
	Credito Real S.A.B. de C.V. (Consumer finance)	673,851	1,442
	Gruma S.A.B. de C.V. Class “B” (Food products)	80,100	857
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	211,400	968
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	305,700	1,915
*	Megacable Holdings S.A.B. de C.V. (Media)	293,000	1,146
*	TF Administradora Industrial S de RL de C.V. (Real estate investment trusts (REITs))	498,300	1,045
			11,753

	Emerging Europe, Mid-East, Africa—12.2%
	Kenya—1.6%
	Equity Bank, Ltd. (Banks)	2,387,000	1,318
	Kenya Commercial Bank, Ltd. (Banks)	1,787,000	1,118
	Safaricom, Ltd. (Wireless telecommunication services)	11,001,200	1,712
			4,148

		Shares/
	Issuer	Contracts	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	Qatar—1.2%
	Al Meera Consumer Goods Co. (Food & staples retailing)	23,965	$1,304
	Qatar Insurance Co. (Insurance)	38,750	957
	Qatar International Islamic Bank (Banks)	36,898	815
			3,076
	South Africa—4.8%
	AVI, Ltd. (Food products)	283,818	1,902
	Capitec Bank Holdings, Ltd. (Banks)	46,286	1,355
	Clicks Group, Ltd. (Food & staples retailing)	136,720	956
	Coronation Fund Managers, Ltd. (Capital markets)	197,998	1,959
	Mr Price Group, Ltd. (Specialty retail)	143,840	2,910
	Pioneer Foods, Ltd. (Food products)	147,491	1,817
	Rand Merchant Insurance Holdings, Ltd. (Insurance)	354,917	1,251
			12,150
	Turkey—2.9%
	Arcelik A.S. (Household durables)	198,296	1,270
	Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S. (Auto components)	324,587	1,360
*	Pegasus Hava Tasimaciligi A.S. (Airlines)	133,861	1,893
	TAV Havalimanlari Holding A.S. (Transportation infrastructure)	134,822	1,100
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	260,126	1,773
			7,396
	United Arab Emirates—1.7%
	Air Arabia PJSC (Airlines)	3,619,623	1,457
	Al Noor Hospitals Group plc (Health care providers & services)	43,613	673
	DAMAC Real Estate Development, Ltd.—144A-—GDR (Real estate management & development)	54,873	746
	National Bank of Ras Al-Khaimah (Banks)	226,847	503
	NMC Health plc (Health care providers & services)	121,626	866
			4,245
	Total Common Stocks—99.4% (cost $219,015)		252,295

	Warrants

	Emerging Asia—0.0%
	Thailand—0.0%
*	Minor International PCL (Hotels,restaurants & leisure)	4,031	1
	Total Warrants—0.0% (cost $0)		1

See accompanying Notes to Financial Statements.

98	Annual Report	December 31, 2014

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $2,512, collateralized by Federal Home Loan Bank, 5.250%, due 6/12/37	$2,512	$2,512
Total Repurchase Agreement—1.0% (cost $2,512)		2,512
Total Investments—100.4% (cost $221,527)		254,808
Liabilities, plus cash and other assets—(0.4)%		(905)
Net assets—100.0%		$253,903

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities † = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	24.9%
Consumer Discretionary	19.1%
Industrials	17.0%
Information Technology	10.9%
Consumer Staples	9.9%
Health Care	8.7%
Materials	4.3%
Utilities	3.7%
Telecommunication Services	1.5%
Total	100.0%

At December 31, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	27.4%
Hong Kong Dollar	13.9%
Brazilian Real	7.5%
Indonesian Rupiah	6.7%
New Taiwan Dollar	6.2%
Thai Baht	5.6%
Philippine Peso	5.4%
U.S. Dollar	5.2%
South African Rand	4.8%
Mexican Peso	4.7%
Turkish Lira	2.9%
South Korean Won	2.3%
Pakistan Rupee	2.2%
Kenyan Shilling	1.6%
Qatari Rial	1.2%
All Other Currencies	2.4%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	99

FIXED INCOME MARKET REVIEW AND OUTLOOK

2014 was a year of divergence, and the effects of the divergence were on display during the fourth quarter. U.S. economic performance continued to improve, while performance in the Eurozone and certain emerging markets faltered. Market performance reflected this divergence; U.S. stocks and bonds posted gains, while developed and emerging market equity markets posted declines.

The U.S. economy showed several signs of improvement during 2014. The labor market strengthened as the economy added jobs and the unemployment rate fell, and real gross domestic product grew at higher levels than many other developed market countries. Meanwhile, inflationary pressures have been benign and weakening, perhaps to the point of some concern. Due to a confluence of factors, including plummeting oil prices during the fourth quarter, inflation appears poised to finish the year below the Federal Reserve’s (the “Fed”) 2% minimum objective, and forward-looking expectations are below the Fed’s target range as well.

With the backdrop of a growing economy and benign inflation, the Fed tapered its large-scale asset purchase program, quantitative easing, to zero new purchases during 2014. The Fed’s policy rate, the fed funds rate, remains at a range of 0.00% - 0.25%, and the policy question turns to when the Fed will exit its zero interest rate policy that has been in place since the end of 2008. We believe the Fed will balance its dual objectives of maximum employment and price stability when deciding whether to change its policy rate, and the Fed’s attention will turn to its price stability objective if inflationary pressures remain weak.

The non-U.S. markets faced myriad different issues during 2014. Eurozone growth weakened and disinflationary pressures took hold, and European policymakers are facing another round of potential policy coordination to address the situation. Japan remains committed to spurring economic activity through unconventional monetary policy actions. The collapse in oil prices during the fourth quarter impacted several oil-intensive economies. International sanctions against Russia and a collapse of the ruble contributed to deteriorating economic conditions in Russia. Economies with strong ties to Russia also faltered. The Brazilian government launched an investigation into fraud at its large, state-owned, oil and gas company, Petrobras.

The U.S. bond market experienced strong performance during 2014 on the heels of declining longer-term interest rates. The strongest-performing segments of the market were mortgage-backed securities and fixed-rate Treasuries. Corporate bonds underperformed the broad market after controlling for duration. Treasury Inflation-Protected Securities trailed the broad market as inflation expectations declined throughout the back half of the year. High-yield corporate bonds underperformed investment-grade corporate bonds.

Looking forward, we believe that the Federal Open Market Committee (“FOMC”) will balance the Fed’s dual objectives of maximum employment and price stability when they decide whether to raise the federal funds rate. Growth and employment in the U.S. has improved; GDP stands to grow by 2.0%-2.5% in real terms in 2014, and the unemployment rate has declined to 5.8%. Inflationary pressures decreased during the latter half of 2014. Commodity prices weakened, price indexes such as the Consumer Price Index and Personal Consumption Expenditures Index showed that inflation is below the FOMC’s stated target range of 2.0%-2.5%, and forward-looking, market-implied inflation expectations decreased below the target range. We believe that the FOMC will pay careful attention to its price stability objective when they decide whether to raise the federal funds rate to ensure that doing so will not spur deflationary pressures.

We believe that the threat of a sustained, rapid rise in interest rates is subdued, though longer-term interest rates may tread higher. While many worried that rates would rise after the FOMC’s bond-buying program tapered to zero, there are reasons to think that other buyers may emerge. Inflation in the Eurozone is low, and the European Central Bank may consider another round of large-scale asset purchases. In addition, longer-term U.S. Treasury rates are higher and attractive relative to government bond yields around the world.

With corporations holding record levels of cash, the corporate bond market remains concerned about shareholder-friendly activities such as leveraged buyouts (“LBOs”), large share repurchases, and special dividends. We believe idiosyncratic risks are among the top issues for investment-grade corporate bond investors, but we do not believe the market will enter a period of excessive LBO activity.

We also believe that spread sectors are poised to lead the market. Corporate risk premiums are at levels below their longer-term averages but not approaching the historically cheap levels experienced in prior years. In addition, fundamentals are strong, as corporations’ balance sheets are strong given their historically high level of cash holdings. For these reasons, coupled with the low level of Treasury interest rates, we are bullish on spread products relative to Treasuries.

100	Annual Report	December 31, 2014

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Bond Fund posted a 5.10% increase (Class N shares) for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark, the Barclays Aggregate Index (the “Index”), increased by 5.97%.

A couple of factors contributed to the Fund’s underperformance relative to the Index during 2014. The Fund was positioned defensively against a rise in interest rates, and this detracted from performance as longer-term interest rates declined during 2014. The Fund’s sector allocation hindered results, as the Fund was overweight to corporate bonds and underweight to Treasuries during a period in which corporate risk spreads widened. An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) impacted results negatively. TIPS underperformed nominal, fixed-rate Treasuries in 2014 as the market’s implied inflation expectations declined. Finally, overweight positions in Brazilian corporate bonds issued by Petrobras and Odebrecht impacted results negatively.

There were a couple of factors that contributed to performance and mitigated the underperformance. Security selection results among the Fund’s high-yield corporate bonds was a source of value; names that performed well included Jaguar Land Rover Automotive PLC, Fresenius Medical Care AG, and American Axle & Manufacturing Inc. The Fund’s investment-grade corporate bond holdings also experienced favorable security selection results. Finally, the Fund’s emphasis on higher-coupon mortgage-backed securities contributed to performance on a duration-adjusted basis.

Please refer to the Fixed Income Market Review and Outlook provided for this Fund on page 100.

December 31, 2014	William Blair Funds	101

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
	1 Year	3 Year	5 Year	Since Inception(a)
Class N	5.10%	3.94%	5.41%	5.60%
Class I	5.37	4.13	5.57	5.77
Institutional Class	5.53	4.26	5.73	5.93
Barclays U.S. Aggregate Bond Index	5.97	2.66	4.45	4.99

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31. 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

102	Annual Report	December 31, 2014

Bond Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—46.3%
	U.S. Treasury Inflation Indexed Notes/Bonds—6.2%
	U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19	$1,112	$1,195
	U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	10,472	15,013
	Total U.S. Treasury Inflation Indexed Notes/Bonds		16,208

	U.S. Treasury-0.5%
	U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,500	1,366

	Government National Mortgage Association (GNMA)—1.2%
#	623162, 6.500%, due 7/15/18	26	27
#	589335, 6.500%, due 10/15/22	33	38
#	357322, 7.000%, due 9/15/23	12	13
#	616250, 6.000%, due 2/15/24	4	4
#	509405, 7.500%, due 8/15/29	1	1
	GNR 2004-2 M5, 4.891%, due 7/16/34	36	37
#	699118, 6.000%, due 9/15/38	2,586	2,954
	Total GNMA Mortgage Obligations		3,074

	Federal Home Loan Mortgage Corp. (FHLMC)—5.6%
#	G12258, 6.000%, due 8/1/16	5	5
#	J04096, 6.500%, due 1/1/17	12	12
#	E90398, 7.000%, due 5/1/17	23	24
#	G11549, 7.000%, due 7/1/17	2	2
#	G90027, 6.000%, due 11/17/17	6	6
#	G30093, 7.000%, due 12/1/17	7	8
#	O20005, 6.500%, due 1/1/18	7	8
#	E96940, 4.500%, due 6/1/18	34	36
#	G30254, 6.500%, due 5/1/19	8	10
#	J02986, 6.500%, due 7/1/21	22	24
#	G30255, 7.000%, due 7/1/21	7	8
#	G30243, 6.000%, due 12/1/21	7	8
#	D95621, 6.500%, due 7/1/22	35	40
#	J16051, 4.500%, due 7/1/26	997	1,077
#	G02183, 6.500%, due 3/1/30	39	44
#	G01728, 7.500%, due 7/1/32	158	187
#	C01385, 6.500%, due 8/1/32	138	157
#	A13303, 5.000%, due 9/1/33	600	668
#	C01623, 5.500%, due 9/1/33	179	201
#	A15039, 5.500%, due 10/1/33	3	3
#	G01705, 5.500%, due 6/1/34	1,175	1,328
#	G01843, 6.000%, due 6/1/35	32	37
#	G02141, 6.000%, due 3/1/36	824	944
#	A62179, 6.000%, due 6/1/37	356	406
#	A63539, 6.000%, due 7/1/37	455	516
#	A62858, 6.500%, due 7/1/37	219	259
#	G03170, 6.500%, due 8/1/37	471	537
#	A66843, 6.500%, due 10/1/37	1,301	1,506
#	G04053, 5.500%, due 3/1/38	115	131
#	A78138, 5.500%, due 6/1/38	576	657
#	G04466, 5.500%, due 7/1/38	296	337
#	G04544, 6.000%, due 8/1/38	1,205	1,368

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)
	Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#	A81799, 6.500%, due 9/1/38	$999	$1,189
#	A86143, 5.000%, due 5/1/39	73	82
#	G06017, 5.500%, due 6/1/40	270	308
#	C03665, 9.000%, due 4/1/41	1,083	1,257
#	G06583, 5.000%, due 6/1/41	1,291	1,454
	Total FHLMC Mortgage Obligations		14,844

	Federal National Mortgage Association (FNMA)—32.8%
#	576553, 8.000%, due 2/1/16	8	8
#	679247, 7.000%, due 8/1/17	4	4
#	689612, 5.000%, due 5/1/18	85	90
#	695910, 5.000%, due 5/1/18	201	212
#	697593, 5.000%, due 5/1/18	177	187
#	251960, 6.000%, due 9/1/18	3	3
#	770395, 5.000%, due 4/1/19	5	5
#	788424, 5.500%, due 9/1/19	27	29
#	835563, 7.000%, due 10/1/20	21	23
#	900725, 6.000%, due 8/1/21	55	60
#	893325, 7.000%, due 9/1/21	22	24
#	735104, 7.000%, due 5/1/22	5	5
#	889342, 5.000%, due 3/1/23	80	86
#	AA2924, 4.500%, due 4/1/24	385	416
#	AC1848, 4.500%, due 9/1/24	513	555
#	932095, 4.000%, due 11/1/24	1,939	2,089
#	AB1459, 4.000%, due 9/1/25	382	412
#	255956, 5.500%, due 10/1/25	28	31
#	AH2671, 4.000%, due 1/1/26	1,558	1,680
#	AI4872, 4.500%, due 6/1/26	546	591
#	AL2851, 4.000%, due 8/1/26	5,591	6,024
#	AI9811, 4.500%, due 8/1/26	334	361
#	AJ3203, 4.000%, due 10/1/26	141	152
#	AJ7724, 4.000%, due 12/1/26	1,139	1,228
#	AJ9402, 4.000%, due 12/1/26	1,499	1,615
#	AK7384, 4.000%, due 3/1/27	1,318	1,421
#	AB4818, 4.000%, due 4/1/27	888	957
#	AL2590, 4.000%, due 7/1/27	3,884	4,188
#	AV6413, 4.000%, due 2/1/29	2,626	2,830
#	252925, 7.500%, due 12/1/29	2	2
#	535977, 6.500%, due 4/1/31	12	14
#	253907, 7.000%, due 7/1/31	2	2
#	587849, 6.500%, due 11/1/31	19	23
#	545437, 7.000%, due 2/1/32	77	89
#	545759, 6.500%, due 7/1/32	714	826
#	545869, 6.500%, due 7/1/32	2,113	2,408
#	678007, 6.000%, due 9/1/32	11	12
#	670385, 6.500%, due 9/1/32	1,091	1,270
#	254548, 5.500%, due 12/1/32	80	90
#	684601, 6.000%, due 3/1/33	787	909
#	703391, 5.000%, due 5/1/33	106	119
#	708993, 5.000%, due 6/1/33	40	45
#	730131, 5.000%, due 8/1/33	69	77
#	727056, 5.000%, due 9/1/33	520	584
#	741850, 5.500%, due 9/1/33	909	1,032
#	739243, 6.000%, due 9/1/33	1,005	1,161
#	739331, 6.000%, due 9/1/33	494	570
#	555800, 5.500%, due 10/1/33	90	101

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	103

Bond Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Issuer	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)
	Federal National Mortgage Association (FNMA)—(continued)
#	555946, 5.500%, due 11/1/33	$441	$502
#	756153, 5.500%, due 11/1/33	923	1,047
#	725017, 5.500%, due 12/1/33	74	85
#	763798, 5.500%, due 3/1/34	134	152
#	776964, 5.000%, due 4/1/34	361	405
#	725611, 5.500%, due 6/1/34	162	182
#	783786, 5.500%, due 7/1/34	154	175
#	786546, 6.000%, due 7/1/34	382	439
#	787816, 6.000%, due 7/1/34	487	563
#	745563, 5.500%, due 8/1/34	820	931
#	794474, 6.000%, due 10/1/34	65	74
#	745092, 6.500%, due 7/1/35	540	626
#	357944, 6.000%, due 9/1/35	36	41
#	829306, 6.000%, due 9/1/35	415	478
#	836140, 5.500%, due 10/1/35	75	86
#	843487, 6.000%, due 10/1/35	150	173
#	849191, 6.000%, due 1/1/36	226	260
#	745349, 6.500%, due 2/1/36	499	592
#	888305, 7.000%, due 3/1/36	15	17
#	895637, 6.500%, due 5/1/36	146	167
#	831540, 6.000%, due 6/1/36	54	62
#	745802, 6.000%, due 7/1/36	250	289
#	886220, 6.000%, due 7/1/36	495	572
#	AL3449, 6.000%, due 7/1/36	2,107	2,435
#	893318, 6.500%, due 8/1/36	57	65
#	831926, 6.000%, due 12/1/36	15	17
#	902974, 6.000%, due 12/1/36	400	460
#	909480, 6.000%, due 2/1/37	428	492
#	888418, 5.500%, due 5/1/37	652	742
#	938440, 6.000%, due 7/1/37	179	204
#	928561, 6.000%, due 8/1/37	326	377
#	948689, 6.000%, due 8/1/37	324	367
#	888703, 6.500%, due 8/1/37	6,517	7,689
#	946646, 6.000%, due 9/1/37	116	132
#	888967, 6.000%, due 12/1/37	1,128	1,302
#	889385, 6.000%, due 2/1/38	275	314
#	962058, 6.500%, due 3/1/38	2,073	2,473
#	934006, 6.500%, due 9/1/38	603	710
#	986856, 6.500%, due 9/1/38	323	381
#	991911, 7.000%, due 11/1/38	350	398
#	AL3775, 5.000%, due 1/1/39	2,338	2,624
#	AA7611, 5.000%, due 5/1/39	1,175	1,324
#	AA8443, 5.000%, due 6/1/39	331	373
#	931492, 6.000%, due 7/1/39	267	309
#	AA6898, 6.000%, due 7/1/39	973	1,103
#	931801, 5.000%, due 8/1/39	1,252	1,404
#	932279, 5.000%, due 12/1/39	140	157
#	AC9569, 5.000%, due 2/1/40	1,939	2,188
#	AE0082, 5.000%, due 5/1/40	754	844
#	AD7531, 5.500%, due 6/1/40	307	351
#	AB1200, 5.500%, due 7/1/40	1,885	2,151
#	AD7137, 5.500%, due 7/1/40	3,350	3,831
#	AL0028, 5.000%, due 2/1/41	3,551	3,980
#	AL0913, 6.000%, due 7/1/41	1,619	1,864
#	AK2733, 5.000%, due 2/1/42	2,621	2,958
	Total FNMA Mortgage Obligations		86,557
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—5.2%
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	$2,883	$2,908
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	919	932
Hertz Vehicle Financing LLC—144A, 2013-1A, Tranche B1, 1.860%, 8/25/17	Baa1	1,650	1,655
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA+	3,000	3,006
SLM Student Loan Trust, 2002-1, Tranche B, 0.704%, 1/25/21, VRN	AAA	1,201	1,197
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa2	1,774	1,762
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.661%, 1/15/43, VRN	AAA	2,000	2,130
Total Asset-Backed Securities			13,590

Corporate Obligations—45.5%
Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB+	2,000	2,091
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,223
Intesa Sanpaolo SpA, 3.875%, due 1/16/18	BBB+	2,000	2,084
Banco Davivienda S.A.—144A, 2.950%, due 1/29/18	BBB-	2,000	1,966
Morgan Stanley, 6.625%, due 4/1/18	A	2,000	2,280
Bank of America Corporation, 6.875%, due 11/15/18	A	1,100	1,280
Glencore Funding LLC—144A, 1.591%, due 1/15/19, VRN	BBB	1,500	1,527
Petrobras Global Finance BV, 2.371%, due 1/15/19, VRN	Baa2	2,900	2,580
CSX Corporation, 7.375%, due 2/1/19	BBB+	870	1,043
Cemex S.A.B. de C.V.—144A, 5.875%, due 3/25/19	BB-	1,500	1,526
Citigroup, Inc., 8.500%, due 5/22/19	A	2,050	2,557
Baidu, Inc., 2.750%, due 6/9/19	A	1,707	1,703
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	1,850	2,134
Republic Services, Inc., 5.500%, due 9/15/19	BBB+	1,725	1,945
SBA Communications Corporation, 5.625%, due 10/1/19	B	1,250	1,284
Geely Automobile Holdings Ltd.—144A, 5.250%, due 10/6/19	BB+	1,000	973
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,575	1,806

See accompanying Notes to Financial Statements.

104	Annual Report	December 31, 2014

Bond Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	$500	$563
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB-	2,500	3,100
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB+	1,675	1,840
Ally Financial, Inc., 7.500%, due 9/15/20	BB+	799	939
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	2,400	2,704
Standard Pacific Corporation, 8.375%, due 1/15/21	B+	1,750	1,991
ArcelorMittal, 6.000%, due 3/1/21	BB+	1,600	1,670
JBS USA LLC / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB	1,500	1,552
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB	2,500	2,730
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	AA-	1,900	1,957
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	BBB	1,600	1,687
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BB+	1,000	1,090
Masco Corporation, 5.950%, due 3/15/22	BBB	2,475	2,760
The Kroger Co., 3.400%, due 4/15/22	BBB	2,500	2,549
United Rentals North America, Inc., 7.625%, due 4/15/22	BB-	1,525	1,684
Discover Financial Services, 5.200%, due 4/27/22	BBB+	2,150	2,378
The Goodyear Tire & Rubber Co., 7.000%, due 5/15/22	B+	2,000	2,170
American International Group, Inc., 4.875%, due 6/1/22	A-	1,000	1,125
Triumph Group, Inc., 5.250%, due 6/1/22	BB-	1,750	1,754
Embraer S.A., 5.150%, due 6/15/22	BBB	2,500	2,644
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	1,750	1,743
Penske Automotive Group, Inc., 5.750%, due 10/1/22	B+	1,500	1,564
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	BB-	1,550	1,651
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB	1,750	1,819
Owens Corning, 4.200%, due 12/15/22	BBB-	500	508
Jaguar Land Rover Automotive plc—144A, 5.625%, due 2/1/23	BB	1,500	1,584
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	2,000	1,977
Avis Budget Car Rental LLC, 5.500%, due 4/1/23	BB-	1,525	1,563
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	$1,300	$1,280
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	2,500	2,490
BRF S.A.—144A, 4.750%, due 5/22/24	BBB-	2,000	1,947
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB+	2,000	1,965
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,000	2,013
Synchrony Financial, 4.250%, due 8/15/24	BBB-	1,900	1,952
Nordea Bank AB—144A, 6.125%, due 9/23/24, VRN	BBB	300	298
Credit Suisse Group AG—144A, 6.250%, due 12/18/24, VRN	BB+	1,000	965
The Kroger Co., 8.000%, due 9/15/29	BBB	450	622
Comcast Corporation, 6.450%, due 3/15/37	A-	650	868
DP World Ltd.—144A, 6.850%, due 7/2/37	Baa3	2,000	2,266
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	1,470	1,927
Philip Morris International, Inc., 6.375%, due 5/16/38	A	2,175	2,790
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	1,065
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,565	1,938
Petroleos Mexicanos, 6.500%, due 6/2/41	A3	1,925	2,219
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	2,500	3,161
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-	1,775	2,206
Bank of America Corporation, 5.875%, due 2/7/42	A	2,375	2,983
Odebrecht Finance Ltd.—144A, 7.125%, due 6/26/42	BBB	2,000	1,685
Mexichem S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	2,000	1,910
Total Corporate Obligations			119,848

Total Long-Term Investments—97.0% (cost $246,345)			$255,487

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	105

Bond Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Issuer	Principal Amounts/ Contracts	Value

Repurchase Agreements
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $5,684, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	$5,684	$5,684
Total Repurchase Agreement—2.1% (cost $5,684)		5,684

U.S. Government and U.S. Government Agency
U.S. Treasury Bill, 0.007%, due 7/23/15(a)	500	500
Total U.S. Government and U.S. Government Agency—0.2% (cost $500)		500

Purchased Options
Eurodollar Future, September 2015, Strike $98, Put	300	2
Eurodollar Future, September 2016, Strike $97, Put	300	71
Total Purchased Options—0.0% (premiums paid $215)		73
Total Investments—99.3% (cost $252,744)		261,744
Cash and other assets, less liabilities—0.7%		1,783
Net assets—100.0%		$263,527

(a) Security, or portion of security, is segregated as collateral for the credit default swap aggregating a total value of $202 (in thousands).

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

Centrally Cleared Credit Default Swap

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Maturity Date	Cleared Exchange	Notional Amount	Unrealized Appreciation (Depreciation)
CDX.IG-23	Buy	1.00%	Dec 2019	CME	$15,000	$(17)

See accompanying Notes to Financial Statements.

106	Annual Report	December 31, 2014

INCOME FUND

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund posted a 3.06% increase (Class N shares) for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark, the Barclays Intermediate Government/Credit Index (the “Index”), increased by 3.13%.

A couple of factors contributed to the Fund’s underperformance relative to the Index during 2014. An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) impacted results negatively. TIPS underperformed nominal, fixed-rate Treasuries in 2014 as the market’s implied inflation expectations declined. Finally, the Fund maintained an overweight position in Brazilian corporate bonds issued by Petrobras, and this position impacted results negatively.

There were a couple of factors that contributed to performance and mitigated the underperformance. The Fund’s emphasis on higher-coupon mortgage-backed securities contributed to performance on a duration-adjusted basis. The Fund also enjoyed favorable security selection results from its investment-grade corporate and emerging market bond holdings.

Please refer to the Fixed Income Market Review and Outlook provided for this Fund on page 100.

December 31, 2014	William Blair Funds	107

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	5 Year	10 Year
Class N	3.06%	2.44%	3.70%	3.26%
Class I	3.20	2.65	3.93	3.45
Barclays Intermediate Government/Credit Bond Index	3.13	2.03	3.54	4.10

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

108	Annual Report	December 31, 2014

Income Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

		Principal
	Issuer	Amount	Value

	U.S. Government and U.S. Government Agency—55.6%
	U.S. Treasury Inflation Indexed Notes/Bonds—5.1%
	U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19	$1,112	$1,195
	U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	3,691	3,838
	Total U.S. Treasury Inflation Indexed Notes/Bonds		5,033
	U.S. Treasury—0.9%
	U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,000	911
	Government National Mortgage Association (GNMA)—0.1%
#	780405, 9.500%, due 11/15/17	26	27
#	357322, 7.000%, due 9/15/23	43	47
	Total GNMA Mortgage Obligations		74
	Federal Home Loan Mortgage Corp. (FHLMC)—9.5%
#	E81697, 8.000%, due 5/1/15	23	23
#	E81908, 8.500%, due 12/1/15	5	5
#	J02184, 8.000%, due 4/1/16	3	3
#	G90022, 8.000%, due 9/17/16	3	3
#	M30028, 5.500%, due 5/1/17	1	1
#	E90398, 7.000%, due 5/1/17	156	164
#	E97112, 4.000%, due 5/1/18	63	67
#	D95621, 6.500%, due 7/1/22	923	1,049
#	J16051, 4.500%, due 7/1/26	1,439	1,556
#	A45790, 7.500%, due 5/1/35	154	179
#	G02141, 6.000%, due 3/1/36	413	472
#	A66843, 6.500%, due 10/1/37	471	546
#	A81799, 6.500%, due 9/1/38	560	666
#	G06964, 5.500%, due 11/1/38	1,552	1,753
#	C03665, 9.000%, due 4/1/41	525	609
#	G06583, 5.000%, due 6/1/41	2,065	2,327
	Total FHLMC Mortgage Obligations		9,423
	Federal National Mortgage Association (FNMA)—40.0%
#	576554, 8.000%, due 1/1/16	81	83
#	576553, 8.000%, due 2/1/16	122	125
#	555747, 8.000%, due 5/1/16	3	3
#	735569, 8.000%, due 10/1/16	40	41
#	725410, 7.500%, due 4/1/17	13	13
#	643217, 6.500%, due 6/1/17	53	55
#	679247, 7.000%, due 8/1/17	206	214
#	695910, 5.000%, due 5/1/18	208	220
#	740847, 6.000%, due 10/1/18	113	119
#	323501, 6.500%, due 1/1/19	43	49
#	751313, 5.000%, due 3/1/19	206	221
#	852864, 7.000%, due 7/1/20	572	616
#	458147, 10.000%, due 8/15/20	109	119
#	835563, 7.000%, due 10/1/20	228	248
#	831430, 5.500%, due 3/1/21	375	411
#	735574, 8.000%, due 3/1/22	166	180
#	679253, 6.000%, due 10/1/22	465	531
	FNR G93-19 SH, 11.234%, due 4/25/23, VRN	11	16

		NRSRO
		Rating	Principal
	Issuer	(unaudited)	Amount	Value

	U.S. Government and U.S. Government Agency—(continued)
	Federal National Mortgage Association (FNMA)—(continued)
#	982878, 4.500%, due 5/1/23		$330	$355
#	AC5124, 4.000%, due 11/1/24		592	637
#	932095, 4.000%, due 11/1/24		6,153	6,628
#	932100, 4.500%, due 11/1/24		1,372	1,484
#	AC6257, 4.000%, due 12/1/24		224	242
#	AD4073, 4.000%, due 5/1/25		156	168
#	935995, 4.000%, due 6/1/25		136	147
#	AE1176, 4.000%, due 8/1/25		434	468
#	AD8164, 4.000%, due 8/1/25		574	618
#	255956, 5.500%, due 10/1/25		83	92
#	AL2851, 4.000%, due 8/1/26		1,997	2,151
#	AI9811, 4.500%, due 8/1/26		626	677
#	AJ3203, 4.000%, due 10/1/26		1,412	1,521
#	AJ7724, 4.000%, due 12/1/26		1,215	1,310
#	256639, 5.000%, due 2/1/27		16	17
#	AB4818, 4.000%, due 4/1/27		2,745	2,960
#	AL2590, 4.000%, due 7/1/27		2,075	2,237
#	806458, 8.000%, due 6/1/28		166	191
#	880155, 8.500%, due 7/1/29		232	274
#	797846, 7.000%, due 3/1/32		365	414
#	745519, 8.500%, due 5/1/32		169	201
#	654674, 6.500%, due 9/1/32		66	75
#	733897, 6.500%, due 12/1/32		250	285
#	254693, 5.500%, due 4/1/33		13	14
#	555531, 5.500%, due 6/1/33		34	38
#	555591, 5.500%, due 7/1/33		21	23
#	762505, 5.500%, due 11/1/33		198	225
#	776964, 5.000%, due 4/1/34		542	608
#	725424, 5.500%, due 4/1/34		134	151
#	824463, 5.500%, due 7/1/35		213	238
#	888884, 5.500%, due 12/1/35		268	304
#	AL3449, 6.000%, due 7/1/36		1,404	1,623
#	886220, 6.000%, due 7/1/36		353	407
#	888703, 6.500%, due 8/1/37		1,396	1,647
#	928658, 6.500%, due 9/1/37		50	58
#	889385, 6.000%, due 2/1/38		641	732
#	962058, 6.500%, due 3/1/38		717	855
#	991911, 7.000%, due 11/1/38		224	255
#	AC3237, 5.000%, due 10/1/39		212	238
#	AC6156, 5.500%, due 11/1/39		2,729	3,165
#	AB1200, 5.500%, due 7/1/40		628	717
#	AL0028, 5.000%, due 2/1/41		1,623	1,820
	Total FNMA Mortgage Obligations			39,534

	Asset-Backed Securities—9.6%
	Avis Budget Rental Car Funding
	AESOP LLC—144A, 2010-3A,
	Tranche A, 4.640%, 5/20/16	Aaa	833	840
	Centre Point Funding LLC—144A,
	2010-1A, Tranche 1,
	5.430%, 7/20/16	A2	471	477
	Chase Issuance Trust, 2008-A8,
	Tranche A8,
	1.361%, 5/15/17, VRN	AAA	1,250	1,254
	Citibank Credit Card Issuance Trust,
	2008-A6, Tranche A6,
	1.366%, 5/22/17, VRN	AAA	900	904

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	109

Income Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—(continued)
Harley-Davidson Motorcycle Trust,
2014-1, Tranche A2B,
0.331%, 4/15/18, VRN	AAA	$918	$917
Citibank Credit Card Issuance Trust,
2008-A2, Tranche A2,
1.314%, 1/23/20, VRN	AAA	1,225	1,258
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B,
1.830%, 8/17/20	AA+	1,705	1,708
SLM Student Loan Trust, 2002-1,
Tranche B, 0.704%,
1/25/21, VRN	AAA	1,602	1,597
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3,
2.661%, 1/15/43, VRN	AAA	500	533
Total Asset-Backed Securities			9,488

Corporate Obligations—33.2%
Bank of America Corporation,
1.067%, due 3/22/16, VRN	A	1,000	1,004
JPMorgan Chase & Co.,
6.125%, due 6/27/17	A	1,000	1,104
Macquarie Group Ltd.—144A,
4.875%, due 8/10/17	A3	1,000	1,070
American Express Co.,
6.150%, due 8/28/17	A+	1,000	1,115
Standard Chartered Bank—144A,
6.400%, due 9/26/17	A+	1,000	1,117
Morgan Stanley,
6.625%, due 4/1/18	A	1,000	1,140
Simon Property Group L.P.,
6.125%, due 5/30/18	A	1,000	1,139
Bank of America Corporation,
6.875%, due 11/15/18	A	1,000	1,164
The Goldman Sachs Group, Inc.,
1.332%, due 11/15/18, VRN	A	1,250	1,263
Petrobras Global Finance BV,
2.371%, due 1/15/19, VRN	Baa2	750	667
Honeywell International, Inc.,
5.000%, due 2/15/19	A	1,000	1,122
Tencent Holdings Ltd.—144A,
3.375%, due 5/2/19	A-	500	509
Citigroup, Inc.,
8.500%, due 5/22/19	A	1,000	1,247
Baidu, Inc.,
2.750%, due 6/9/19	A	1,000	998
Burlington Northern Santa Fe LLC,
4.700%, due 10/1/19	A3	1,000	1,107
Boston Properties L.P.,
5.875%, due 10/15/19	A-	1,000	1,147
Petroleos Mexicanos,
6.000%, due 3/5/20	A3	500	564
Georgia-Pacific LLC—144A,
5.400%, due 11/1/20	A+	1,000	1,127
Capital One Financial Corporation,
4.750%, due 7/15/21	A-	1,000	1,104
General Electric Capital Corporation,
4.650%, due 10/17/21	AA+	1,000	1,129
Gilead Sciences, Inc.,
4.400%, due 12/1/21	A-	1,000	1,104

	NRSRO	Principal
	Rating	Amount/
Issuer	(unaudited)	Contracts	Value

Corporate Obligations—(continued)
Itau Unibanco Holding S.A.—144A,
6.200%, due 12/21/21	BBB	$500	$527
Masco Corporation,
5.950%, due 3/15/22	BBB	1,000	1,115
American International Group, Inc.,
4.875%, due 6/1/22	A-	1,000	1,125
Embraer S.A.,
5.150%, due 6/15/22	BBB	750	793
Bancolombia S.A.,
5.125%, due 9/11/22	BBB-	1,000	996
Jones Lang LaSalle, Inc.,
4.400%, due 11/15/22	BBB	625	650
Wyndham Worldwide Corporation,
3.900%, due 3/1/23	BBB-	750	741
Toll Brothers Finance Corporation,
4.375%, due 4/15/23	BBB-	850	837
Fibria Overseas Finance, Ltd.,
5.250%, due 5/12/24	BBB-	1,000	996
BRF S.A.—144A,
4.750%, due 5/22/24	BBB-	1,000	974
Grupo Bimbo S.A.B. de C.V.—144A,
3.875%, due 6/27/24	BBB	1,000	1,006
Crown Castle Towers LLC—144A,
6.113%, due 1/15/40	A2	1,000	1,151
Total Corporate Obligations			32,852
Total Long-Term Investments—98.4% (cost $96,241)			97,315

Repurchase Agreement
Fixed Income Clearing Corporation,
0.010% dated 12/31/14, due 1/2/15,
repurchase price $786, collateralized
by FFCB, 2.700%, due 12/2/24		786	786
Total Repurchase Agreement—0.8% (cost $786)			786

Purchased Options
Eurodollar Future, September 2016,
Strike $97, Put		150	36
Eurodollar Future, September 2015,
Strike $98, Put		150	1
Total Purchased Options—0.1% (premiums paid $108)			37
Total Investments—99.3% (cost $97,135)			98,138
Cash and other assets,
less liabilities—0.7%			716
Net assets—100.0%			$98,854

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

110	Annual Report	December 31, 2014

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Low Duration Fund posted a 1.20% increase (Class N shares) for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark, the Bank of America/Merrill Lynch 1-Year Treasury Note Index (the “Index”), increased by 0.18%.

A couple of factors contributed to the Fund’s outperformance relative to the Index during 2014. The Fund’s interest rate positioning contributed to performance, as the Fund maintained some exposure to short- and intermediate-term interest rates. Positioning of mortgage-backed securities also contributed, as higher-coupon 30- and 15-year pools added value on a duration-adjusted basis during 2014. Finally, allocations to asset-backed securities and high-quality corporate bonds was additive to performance.

There were a couple of factors that detracted from relative performance during 2014. An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) impacted results negatively. TIPS underperformed nominal, fixed-rate Treasuries in 2014 as the market’s implied inflation expectations declined. The Fund’s cash holdings also dragged performance, as fixed income securities of all tenors gained during 2014.

Please refer to the Fixed Income Market Review and Outlook provided for this Fund on page 100.

December 31, 2014	William Blair Funds	111

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
	1 Year	3 Year	5 Year	Since Inception(a)
Class N	1.20%	1.12%	1.39%	1.24%
Class I	1.24	1.23	1.52	1.37
Institutional Class	1.40	1.39	1.69	1.55
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index.	0.18	0.23	0.41	0.38

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

112	Annual Report	December 31, 2014

Low Duration Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

		Principal
	Issuer	Amount	Value

	U.S. Government and U.S. Government Agency—57.3%
	U.S. Treasury Inflation Indexed Notes/Bonds—0.3%
	U.S. Treasury Inflation Indexed Note, 1.625%, due 1/15/18	$567	$594
	Government National Mortgage Association (GNMA)—1.2%
	GNR 2011-24 VA, 3.500%, due 2/20/16	470	477
	1999-42, Tranche Z, 8.000%, due 11/16/29	1,343	1,553
	Total GNMA Mortgage Obligations		2,030
	Federal Home Loan Mortgage Corp. (FHLMC)—18.4%
#	E95760, 4.500%, due 4/1/18	11	11
#	E99582, 5.000%, due 9/1/18	16	17
#	B11362, 5.500%, due 12/1/18	37	39
#	B11849, 5.500%, due 1/1/19	99	105
#	B13870, 4.500%, due 5/1/19	83	88
#	G11604, 5.000%, due 7/1/19	95	101
#	G11596, 5.500%, due 8/1/19	82	88
#	G11605, 5.500%, due 9/1/19	42	45
#	G11697, 5.500%, due 4/1/20	743	793
#	J02537, 5.000%, due 9/1/20	63	67
#	G11836, 5.500%, due 12/1/20	21	22
#	G12113, 5.500%, due 5/1/21	206	223
#	E02322, 5.500%, due 5/1/22	45	49
#	G13124, 6.000%, due 12/1/22	137	152
#	J06871, 5.500%, due 1/1/23	122	129
#	J08450, 5.500%, due 7/1/23	56	61
#	J08703, 5.500%, due 9/1/23	111	120
#	J10351, 4.000%, due 7/1/24	214	231
#	C00351, 8.000%, due 7/1/24	76	90
#	J10600, 4.000%, due 8/1/24	14	15
#	G13695, 4.000%, due 9/1/24	965	1,039
#	J11208, 5.000%, due 11/1/24	133	147
#	G00363, 8.000%, due 6/1/25	111	128
#	J12853, 4.000%, due 8/1/25	144	155
#	C80329, 8.000%, due 8/1/25	22	26
#	J13022, 4.000%, due 9/1/25	1,989	2,142
#	J14491, 4.000%, due 2/1/26	4,807	5,177
#	G14150, 4.500%, due 4/1/26	2,579	2,787
#	J16051, 4.500%, due 7/1/26	3,143	3,397
#	G04053, 5.500%, due 3/1/38	1,903	2,164
#	G04424, 6.000%, due 6/1/38	125	142
#	G04778, 6.000%, due 7/1/38	141	161
#	A81372, 6.000%, due 8/1/38	60	69
#	G04544, 6.000%, due 8/1/38	603	684
#	G04687, 6.000%, due 9/1/38	151	172
#	G04745, 6.000%, due 9/1/38	77	88
#	A81799, 6.500%, due 9/1/38	526	626
#	G06964, 5.500%, due 11/1/38	4,528	5,112
#	G05723, 6.500%, due 11/1/38	2,199	2,500
#	A92646, 5.500%, due 6/1/40	374	426
#	G06017, 5.500%, due 6/1/40	1,767	2,011
#	4122, Tranche FP, 0.561%, due 10/15/42, VRN	1,134	1,136
	Total FHLMC Mortgage Obligations		32,735

		Principal
	Issuer	Amount	Value

	U.S. Government and U.S. Government Agency—(continued)
	Federal National Mortgage Association (FNMA)—37.4%
#	672953, 5.000%, due 12/1/17	$14	$15
#	888979, 6.000%, due 12/1/17	7	8
#	683100, 5.500%, due 2/1/18	166	175
#	678938, 5.500%, due 2/1/18	72	77
#	695838, 5.500%, due 4/1/18	35	37
#	697593, 5.000%, due 5/1/18	118	125
#	735357, 5.500%, due 5/1/18	518	547
#	704049, 5.500%, due 5/1/18	409	432
#	709848, 5.000%, due 6/1/18	65	69
#	705741, 5.000%, due 6/1/18	56	59
#	656573, 5.000%, due 6/1/18	93	98
#	728715, 5.000%, due 7/1/18	169	178
#	735003, 5.500%, due 7/1/18	542	573
#	711991, 5.000%, due 8/1/18	84	89
#	257378, 5.000%, due 9/1/18	18	19
#	743183, 5.000%, due 10/1/18	39	41
#	749596, 5.000%, due 11/1/18	134	144
#	753866, 6.000%, due 12/1/18	203	217
#	761246, 5.000%, due 1/1/19	190	204
#	766059, 5.500%, due 2/1/19	155	167
#	766276, 5.000%, due 3/1/19	431	462
#	751313, 5.000%, due 3/1/19	90	97
#	779363, 5.000%, due 6/1/19	41	44
#	785259, 5.000%, due 8/1/19	173	185
#	761489, 5.500%, due 9/1/19	104	112
#	788424, 5.500%, due 9/1/19	107	114
#	725953, 5.000%, due 10/1/19	55	59
#	745877, 5.000%, due 1/1/20	121	130
#	357865, 5.000%, due 7/1/20	107	115
#	888105, 5.000%, due 8/1/20	10	10
#	357978, 5.000%, due 9/1/20	131	141
#	745735, 5.000%, due 3/1/21	396	428
#	879607, 5.500%, due 4/1/21	69	75
#	831497, 6.000%, due 4/1/21	250	272
#	831525, 5.500%, due 6/1/21	85	93
#	880993, 6.000%, due 1/1/22	17	19
#	972934, 5.500%, due 2/1/23	196	207
#	889342, 5.000%, due 3/1/23	86	93
#	982878, 4.500%, due 5/1/23	299	321
#	889670, 5.500%, due 6/1/23	87	95
#	555734, 5.000%, due 7/1/23	584	648
#	AE0011, 5.500%, due 9/1/23	106	116
#	747339, 5.500%, due 10/1/23	316	360
#	AA4519, 4.500%, due 3/1/24	1,110	1,195
#	934808, 4.500%, due 3/1/24	128	137
#	AA5028, 4.500%, due 4/1/24	236	254
#	AA5999, 4.500%, due 5/1/24	1,614	1,735
#	931299, 4.500%, due 6/1/24	862	932
#	190988, 9.000%, due 6/1/24	92	101
#	AC5410, 4.500%, due 10/1/24	416	450
#	932095, 4.000%, due 11/1/24	167	180
#	AC6600, 4.500%, due 11/1/24	61	66
#	AC0596, 4.000%, due 12/1/24	281	303
#	AL3422, 5.000%, due 1/1/25	977	1,070
#	AC9560, 5.000%, due 1/1/25	2,411	2,588
#	AD8164, 4.000%, due 8/1/25	229	247

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	113

Low Duration Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

		NRSRO
		Rating	Principal
	Issuer	(unaudited)	Amount	Value

	U.S. Government and U.S. Government Agency—(continued)
	Federal National Mortgage Association (FNMA)—(continued)
#	AE1176, 4.000%, due 8/1/25		$488	$526
#	AI4856, 4.500%, due 6/1/26		2,357	2,549
#	AI4872, 4.500%, due 6/1/26		27	30
#	AL2851, 4.000%, due 8/1/26		3,111	3,352
#	AK7384, 4.000%, due 3/1/27		2,800	3,019
#	AL2590, 4.000%, due 7/1/27		5,429	5,853
#	741850, 5.500%, due 9/1/33		242	275
#	741885, 5.500%, due 10/1/33		512	581
#	759336, 6.000%, due 1/1/34		2,121	2,451
#	809926, 5.500%, due 2/1/35		145	164
#	829306, 6.000%, due 9/1/35		63	72
#	AL3449, 6.000%, due 7/1/36		2,247	2,597
#	886762, 7.000%, due 9/1/36		578	639
#	831926, 6.000%, due 12/1/36		972	1,116
#	928574, 6.000%, due 7/1/37		104	119
#	948637, 6.500%, due 8/1/37		792	903
#	888703, 6.500%, due 8/1/37		5,214	6,151
#	889385, 6.000%, due 2/1/38		916	1,046
#	975649, 6.000%, due 7/1/38		217	250
#	889987, 5.500%, due 8/1/38		138	157
#	AA7611, 5.000%, due 5/1/39		88	99
#	AA8706, 5.500%, due 6/1/39		3,659	4,243
#	AC3270, 5.500%, due 9/1/39		2,346	2,720
#	AC0505, 5.500%, due 9/1/39		1,083	1,243
#	932638, 5.000%, due 3/1/40		256	287
#	AD3360, 5.500%, due 5/1/40		3,289	3,761
#	AD8810, 5.500%, due 6/1/40		1,217	1,392
#	AD8351, 5.500%, due 6/1/40		132	150
#	AB1200, 5.500%, due 7/1/40		79	90
#	AL0913, 6.000%, due 7/1/41		3,239	3,727
	Total FNMA Mortgage Obligations			66,290

	Asset-Backed Securities—23.6%
	Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	1,475	1,483
	Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	1,667	1,681
	Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	824	835
	Ford Credit Floorplan Master Owner Trust A—144A, 2010-3, Tranche A2, 1.861%, 2/15/17, VRN	AAA	2,000	2,004
	GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.736%, 2/20/17, VRN	Aaa	2,210	2,210
	Chase Issuance Trust, 2008-A8, Tranche A8, 1.361%, 5/15/17, VRN	AAA	3,000	3,011
	Nissan Master Owner Trust, 2012-A, Tranche A, 0.631%, 5/15/17, VRN	Aaa	2,296	2,298
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—(continued)
Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.366%, 5/22/17, VRN	AAA	$200	$201
Ally Master Owner Trust, 2010-4, Tranche A, 1.231%, 8/15/17, VRN	Aaa	1,125	1,130
CNH Equipment Trust, 2014-B, Tranche A2, 0.480%, 8/15/17	AAA	1,400	1,400
GE Dealer Floorplan Master Note Trust, 2012-4, Tranche A, 0.606%, 10/20/17, VRN	Aaa	2,000	2,000
Ford Credit Floorplan Master Owner Trust A, 2013-1, Tranche A2, 0.541%, 1/15/18, VRN	AAA	1,900	1,901
Discover Card Execution Note Trust, 2012-A5, Tranche A5, 0.361%, 1/16/18, VRN	AAA	500	500
Discover Card Execution Note Trust, 2010-A2, Tranche A2, 0.741%, 3/15/18, VRN	AAA	350	351
Harley-Davidson Motorcycle Trust, 2014-1, Tranche A2B, 0.331%, 4/15/18, VRN	AAA	2,143	2,140
Citibank Credit Card Issuance Trust, 2006-A8, Tranche A8, 0.271%, 12/17/18, VRN	AAA	200	199
Discover Card Master Trust, 2012-A4, Tranche A, 0.370%, 5/15/19, VRN	AAA	2,000	2,009
Bank of America Credit Card Trust, 2007-A11, Tranche A11, 0.231%, 12/15/19, VRN	AAA	75	75
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.241%, 12/16/19, VRN	AAA	215	214
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1.314%, 1/23/20, VRN	AAA	2,000	2,054
American Express Credit Account Secured Note Trust, 2012-4, Tranche A, 0.401%, 5/15/20, VRN	AAA	2,200	2,197
Citibank Credit Card Issuance Trust, 2013-A2, Tranche A2, 0.447%, 5/26/20, VRN	AAA	1,900	1,899
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.421%, 9/15/20, VRN	AAA	1,650	1,701
SLM Student Loan Trust, 2002-1, Tranche B, 0.704%, 1/25/21, VRN	AAA	3,604	3,592
Bank of America Credit Card Trust, 2014-A1, Tranche A, 0.541%, 6/15/21, VRN	AAA	1,000	1,000
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.421%, 8/16/21, VRN	AAA	475	473

See accompanying Notes to Financial Statements.

114	Annual Report	December 31, 2014

Low Duration Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—(continued)
SLM Student Loan Trust, 2008-4, Tranche A4, 1.884%, 7/25/22, VRN	Aaa	$930	$979
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.661%, 1/15/43, VRN	AAA	2,250	2,396
Total Asset-Backed Securities			41,933

Corporate Obligations—13.2%
AT&T, Inc., 0.618%, due 2/12/16, VRN	A	1,000	1,000
Bank of America Corporation, 1.067%, due 3/22/16, VRN	A	2,000	2,009
The Goldman Sachs Group, Inc., 0.697%, due 3/22/16, VRN	A	1,500	1,497
Macquarie Bank Ltd.—144A, 0.691%, due 6/15/16, VRN	A	1,400	1,402
Verizon Communications, Inc., 1.771%, due 9/15/16, VRN	A-	1,000	1,019
Bayer US Finance LLC—144A, 0.482%, due 10/7/16, VRN	A-	1,000	1,001
Capital One Bank USA NA, 0.733%, due 2/13/17, VRN	A3	1,500	1,504
JPMorgan Chase & Co., 0.752%, due 2/15/17, VRN	A+	1,000	998
Nissan Motor Acceptance Corp.—144A, 0.785%, due 3/3/17, VRN	A-	1,500	1,506
Citigroup, Inc., 0.778%, due 3/10/17, VRN	A	1,000	998
Mizuho Bank Ltd.—144A, 0.659%, due 4/16/17, VRN	A+	1,000	1,001
Tencent Holdings Ltd.—144A, 2.000%, due 5/2/17	A-	1,200	1,198
General Electric Capital Corporation, 0.512%, due 5/15/17, VRN	AA+	1,500	1,498
American Express Credit Corporation, 0.505%, due 6/5/17, VRN	A+	1,000	999
Standard Chartered plc—144A, 0.575%, due 9/8/17, VRN	AA-	2,000	1,992
Royal Bank of Canada, 0.488%, due 10/13/17, VRN	AA	1,725	1,725
Canadian National Railway Co., 0.403%, due 11/14/17, VRN	A	500	500
General Electric Capital Corporation, 0.750%, due 12/7/17, VRN	AA+	500	498
Wells Fargo & Co., 0.861%, due 4/23/18, VRN	AA-	1,000	1,002
Total Corporate Obligations			23,347
Total Long-Term Investments—94.1% (cost $167,065)			166,929
	Principal
	Amount/
Issuer	Contracts	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $9,920, collateralized by Federal Home Loan Bank, 5.250%, due 6/12/37	$9,920	$9,920
Total Repurchase Agreement—5.6% (cost $9,920)		9,920

Purchased Options
Eurodollar Future, September 2015, Strike $98, Put	300	2
Eurodollar Future, September 2016, Strike $97, Put	300	71
Total Purchased Options—0.0% (premiums paid $215)		73
Total Investments—99.7% (cost $177,200)		176,922

Securities Sold, Not Yet Purchased

U.S. Government and U.S. Government Agency—(5.7)%
Federal National Mortgage Association (FNMA)—(5.7)%
TBA, 2.500%, due 1/1/30	(10,000)	(10,182)
Total Securities Sold, Not Yet Purchased—(5.7)% (proceeds $10,143)		(10,182)
Cash and other assets less liabilities—6.0%		10,757
Net assets—100.0%		$177,497

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

TBA = Mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2014. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	115

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Kathleen M. Lynch

The William Blair Ready Reserves Fund posted a 0.01% increase (Class N shares) for the twelve months ended December 31, 2014. By comparison, the Fund’s benchmark, AAAm Rated Money Market Funds Average, increased 0.01%.

Portfolio Results

The William Blair Ready Reserves Fund continued to hold overnight repurchase agreements in an effort to maintain a high degree of overnight liquidity and to remain in compliance with the SEC’s Rule 2a-7 for money market funds. The Fund is also invested in commercial paper issued by high-quality industrial companies. The Fund continues to maintain a relatively short average maturity. On December 31, 2014, the Fund’s average maturity was 23 days, shorter than the maximum allowable average maturity of 60 days as specified by the SEC’s Rule 2a-7.

Outlook

The U.S. economy showed several signs of improvement during 2014. The labor market strengthened as the economy added jobs and the unemployment rate fell, and real gross domestic product grew at higher levels than many other developed market countries. Meanwhile, inflationary pressures have been benign and weakening, perhaps to the point of some concern. Due to a confluence of factors, including plummeting oil prices during the fourth quarter, inflation appears poised to finish the year below the Federal Reserve’s (the “Fed”) 2% minimum objective, and forward-looking expectations are below the Fed’s target range as well.

With the backdrop of a growing economy and benign inflation, the Fed tapered its large-scale asset purchase program, quantitative easing, to zero new purchases during the second half of 2014. The Fed’s policy rate, the fed funds rate, remains at a range of 0.00% - 0.25%, and the policy question turns to when the Fed will exit its zero interest rate policy that has been in place since the end of 2008. We believe the Fed will balance its dual objectives of maximum employment and price stability when deciding whether to change its policy rate, and the Fed’s attention will turn to its price stability objective if inflationary pressures remain weak.

In July 2014, the SEC announced final amendments to Rule 2a-7, the rule that governs money market funds. The amendments are designed to limit money market funds’ susceptibility to heavy redemptions, improve their ability to manage and mitigate potential contagion from such redemptions, and increase transparency of portfolio risks while preserving as much as possible the benefits of money market funds. Under amended Rule 2a-7, institutional prime money market funds will be required to float their NAV and will no longer be able to maintain a $1 NAV. Retail prime money market funds will continue to be allowed to hold their NAV constant at $1. Amended Rule 2a-7 defines a retail fund as a fund that has policies and procedures in place to limit all beneficial owners to natural persons. Further, all non-government money market funds will be subject to voluntary or mandatory liquidity fees and/or redemption gates if liquid assets fall below prescribed amounts. Money market funds will be expected to be in compliance with these structural changes by October 2016. Lastly, the SEC has increased disclosure requirements. The new disclosure requirements will begin to be phased in starting in July 2015.

116	Annual Report	December 31, 2014

Ready Reserves Fund

Performance Highlights (Unaudited)

The Fund’s 7 day yield on December 31, 2014 was 0.01%.

Average Annual Total Return at 12/31/2014

	1 Year	3 Year	5 Year	10 Year
Class N	0.01%	0.01%	0.01%	1.40%
AAA Rated Money Market Funds	0.01	0.01	0.01	1.39
30 Day Treasury Bills	0.02	0.04	0.06	1.38

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2014	William Blair Funds	117

Ready Reserves Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Principal	Amortized
Issuer	Amount	Cost

U.S. Government and U.S. Government Agency—8.9%
Federal Home Loan Bank (FHLB)—5.0%
Federal Home Loan Bank, 0.030%-2.750%, 1/7/15-3/13/15	$71,010	$71,021
Federal Home Loan Mortgage Corp. (FHLMC)—0.3%
Federal Home Loan Mortgage Corporation, 0.075%, 2/6/15-2/10/15	3,760	3,760
Federal National Mortgage Association (FNMA)—3.6%
Federal National Mortgage Association, 0.055%-0.090%, 1/5/15-3/4/15	51,250	51,248
Corporate Notes—2.6%
American Honda Finance Corporation, 0.229%, 10/7/15, VRN	5,000	5,000
Caterpillar Financial Services Corporation, 0.302%-0.582%, 2/9/15-2/19/15, VRN	2,800	2,800
Caterpillar Financial Services Corporation, 1.050%, 3/26/15	4,492	4,500
General Electric Capital Corporation, 1.625%-3.500%, 1/9/15-7/2/15	6,632	6,669
John Deere Capital Corporation, 0.875%-0.950%, 4/17/15-6/29/15	4,027	4,038
PACCAR Financial Corporation, 1.050%, 6/5/15	2,350	2,358
US Bancorp, 3.125%, 4/1/15	6,200	6,244
Wal-Mart Stores, Inc., 2.250%, 7/8/15	5,838	5,898
Total Corporate Notes		37,507
Commercial Paper—64.0%
Abbot Laboratories, 0.090%-0.150%, 1/7/15-2/26/15	49,700	49,694
American Honda Finance Corporation, 0.080%-0.120%, 1/8/15-2/10/15	42,000	41,998
Caterpillar Financial Services Corporation, 0.100%-0.120%, 1/20/15-2/19/15	27,710	27,706
Chevron Corporation, 0.080%-0.110%, 1/12/15-2/6/15	49,000	48,997
Coca-Cola Co. (The), 0.080%-0.110%, 1/12/15-2/20/15	47,145	47,140
ConocoPhillips Qatar Funding, Ltd., 0.110%-0.170%, 1/5/15-3/16/15	44,960	44,955
Dover Corporation, 0.120%-0.150%, 1/2/15-1/6/15	50,000	50,000
Eli Lilly & Co., 0.100%-0.180%, 1/28/15-3/25/15	47,791	47,779
Govco L.L.C., 0.130%-0.170%, 1/12/15-2/25/15	37,600	37,597
Illinois Tool Works, Inc., 0.090%-0.120%, 1/2/15-1/26/15	46,000	45,999
John Deere Capital Corporation, 0.100%, 1/6/15-1/8/15	21,000	21,000
John Deere Credit, Ltd., 0.100%-0.130%, 1/14/15-2/5/15	21,000	20,999
Johnson & Johnson, 0.060%-0.070%, 1/8/15-1/15/15	46,000	46,000
Kimberly-Clark Worldwide, Inc., 0.080%-0.120%, 1/6/15-1/20/15	47,300	47,299

	Principal	Amortized
Issuer	Amount	Cost

U.S. Government and U.S. Government Agency—(continued)
Commercial Paper—(continued)
Microsoft Corporation, 0.070%-0.100%, 1/7/15-3/4/15	$48,900	$48,896
PACCAR Financial Corporation, 0.080%-0.140%, 1/2/15-2/12/15	46,700	46,699
PepsiCo, Inc., 0.080%-0.120%, 1/20/15-1/26/15	18,900	18,899
Praxair, Inc., 0.110%, 1/28/15	10,775	10,774
Private Export Funding Corporation, 0.200%-0.250%, 2/6/15-3/20/15	18,200	18,193
Procter & Gamble Co., 0.100%, 1/6/15-1/29/15	30,000	29,998
Roche Holdings, Inc., 0.080%-0.100%, 1/5/15-2/23/15	45,000	44,997
Toyota Credit de Puerto Rico Corporation, 0.080%-0.130%, 1/21/15-2/5/15	41,000	40,995
Toyota Motor Credit Corporation, 0.130%, 2/4/15	8,000	7,999
Unilever Capital Corporation, 0.120%, 1/6/15-1/20/15	30,000	29,999
Walt Disney Co. (The), 0.080%-0.150%, 1/26/15-3/25/15	32,700	32,692
Total Commercial Paper		907,304

Repurchase Agreements—24.5%
Bank of America, 0.060% dated 12/31/14, due 1/2/15, repurchase price $65,000, collateralized by FCSB, 2.000%-2.640%, due 12/30/19-12/17/24, and FHLB, 0.625%-2.350%, due 11/23/16-8/8/22, and FMAC, 0.000%, due 12/14/29, and FNMA, 6.120%, due 3/23/28	65,000	65,000
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $232,790, collateralized by U.S. Treasury Note, 2.375%, due 8/15/24	232,790	232,790
Goldman Sachs, 0.080% dated 12/31/14, due 1/2/15, repurchase price $50,000, collateralized by U.S. Treasury Strips, 0.000%-6.875%, due 8/15/25-5/15/44	50,000	50,000
Total Repurchase Agreements		347,790
Total Investments—100.0% (cost $1,418,630)		1,418,630
Cash and other assets, less liabilities—0.0%		57
Net assets—100.0%		$1,418,687
Portfolio Weighted Average Maturity		23 days

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

118	Annual Report	December 31, 2014

MACRO ALLOCATION FUND AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Brian D. Singer Thomas Clarke

The Macro Allocation Fund changed its fiscal year end from October 31 to December 31 and is reporting results for a shortened fiscal period from October 31, 2014 to December 31, 2014. During this two month period, the Macro Allocation Fund posted a 2.0% decrease (Class N shares). By comparison, the Fund’s primary benchmark, the Bank of America Merrill Lynch U.S. 1-3 Month Treasury Bill Index returned 0.002%.

For the two-month period the Fund suffered small detractions from both its market-oriented strategies and its currency-oriented strategies during this time period. Short exposures to sovereign fixed income in Europe and from long exposures to emerging equity markets proved to be a detractor during this time period. The Fund’s market-oriented strategies benefited from exposures within U.S. equity (long Large and Value and short Small and Growth) as well as from a long exposure to U.S. Treasuries. The Fund’s currency-oriented strategies benefited from short exposures to the Australian dollar and the Swiss franc but were hurt by long exposures to the Malaysian ringgit and the Indian rupee.

We believe that our investment philosophy and process is well equipped to navigate an environment where market (equity and fixed income) opportunities are low relative to prior years and currency opportunities are enhanced. We will continue to employ appropriate tools to gain insight and understanding in environments where geopolitical influences are significant and macro-thematic forces cut across the investment landscape. We remain vigilant as we assess new relevant information to capture future investment opportunities in a timely manner and will continue balancing the relationship between risk taken and compensation expected.

December 31, 2014	William Blair Funds	119

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2014
			Since
	1 Year	3 Year	Inception
Class N(a)	2.55%	9.84%	10.46%
Class I(a)	2.83	10.11	10.73
BofA Merrill Lynch 3-Month U.S.Treasury Bill Index(a)	0.03	0.07	0.07
Long-Term Comparative Index(a)	3.72	5.29	5.63
Institutional Class(b)	2.94	—	4.09
BofA Merrill Lynch 3-Month U.S.Treasury Bill Index(b)	0.03	—	0.05
Long-Term Comparative Index(b)	3.72	—	3.76
(a)	For the period from November 29, 2011 (Commencement of Operations) to December 31, 2014.
(b)	For the period from October 21, 2013 (Commencement of Operations) to December 31, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fee (12b-1 fee). Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% Morgan Stanley Capital International (MSCI) All Country World Index (net), and 30% BofA Merrill Lynch 3-month U.S. Treasury Bill Index.

This report identifies the Fund’s investments on December 31, 2014. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of December 31, 2014.

Category	%
Equity Exchange-Traded Funds	40.8%
Fixed Income Exchange-Traded Funds	17.2%
Common Stock	0.5%
U.S. Government	9.6%
Purchased options	0.8%
Repurchase Agreements	31.2%
Written Option	-0.1%
Cash and other assets, less liabilities	0.0%
Net Assets	100.0%

120	Annual Report	December 31, 2014

Macro Allocation Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

	Shares or
	Principal
Issuer	Amount	Value

Exchange-Traded Funds—58.0%
Equity Exchange-Traded Funds-—40.8%
Guggenheim China Small Cap ETF	957,000	$24,872
Guggenheim Frontier Markets ETF	243,000	3,373
iShares Global Energy ETF	752,000	27,967
iShares MSCI Brazil Capped ETF	260,000	9,508
iShares MSCI Japan ETF	1,198,000	13,465
iShares Russell 1000 Value ETF	1,289,000	134,572
Market Vectors Russia ETF	1,263,000	18,465
SPDR S&P 500 ETF Trust	651,000	133,780
SPDR S&P Emerging Markets Small Cap ETF(a)	438,000	19,421
Vanguard FTSE Emerging Markets ETF	129,000	5,163
Total Equity Exchange-Traded Funds		390,586
Fixed Income Exchange-Traded Funds—17.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,021,000	121,918
SPDR Barclays High Yield Bond ETF	919,000	35,482
WisdomTree Emerging Markets Local Debt Fund ETF	186,000	7,738
Total Fixed Income Exchange-Traded Funds		165,138
Total Exchange-Traded Funds—58.0% (cost $544,100)		555,724

Common Stock—0.5%

Europe—0.5%
France—0.5%
Schneider Electric S.A. (Electrical equipment)	68,000	4,953
Total Common Stock—0.5% (cost $5,477)		4,953

Repurchase Agreement—31.2%
Fixed Income Clearing Corporation, 0.010% dated 12/31/14, due 1/2/15, repurchase price $ 299,033, collateralized by Federal Farm Credit Bank, 2.700%, due 12/2/24, and Federal Home Loan Bank, 2.750%-5.250%, due 12/13/24-6/12/37, and Federal National Mortgage Association, 3.250%-6.625%, due 11/15/30-5/27/33	$299,033	299,033
Total Repurchase Agreement—31.2% (cost $299,033)		299,033

U.S. Government—9.6%
U.S. Treasury Bill, 0.005%, due 1/8/15	7,000	7,000
U.S. Treasury Bill, 0.019%, due 2/5/15(b)	10,000	10,000
U.S. Treasury Bill, 0.013%, due 3/5/15(b)	8,000	8,000
U.S. Treasury Bill, 0.035%, due 4/2/15(b)	8,000	7,999
U.S. Treasury Bill, 0.040%, due 4/30/15(a) (b)	8,000	7,999
	Shares/
	Principal
	Amount/
Issuer	Contracts	Value

U.S. Government—(continued)
U.S. Treasury Bill, 0.060%, due 5/28/15(a) (b)	$8,000	$7,998
U.S. Treasury Bill, 0.083%, due 6/25/15(a) (b)	8,000	7,997
U.S. Treasury Bill, 0.108%, due 7/23/15(a) (b)	10,000	9,994
U.S. Treasury Bill, 0.151%, due 8/20/15(a) (b)	5,000	4,995
U.S. Treasury Bill, 0.166%, due 9/17/15(a) (b)	5,000	4,994
U.S. Treasury Bill, 0.174%, due 10/15/15(a) (b)	5,000	4,993
U.S. Treasury Bill, 0.171%, due 11/12/15(a) (b)	5,000	4,993
U.S. Treasury Bill, 0.212%, due 12/10/15(a)	5,000	4,990
Total U.S. Government—9.6% (cost $91,948)		91,952

Purchased Options—0.8%
EUR PUT/JPY CALL, January 2015,Strike 145.5	60,794,000	957
Euro STOXX 50 Index, February 2015,Strike €3,175, CALL	2,000	2,171
Euro STOXX 50 Index, March 2015,Strike €3,250, CALL	263	267
Euro STOXX 50 Index, March 2015,Strike €3,350, CALL	2,589	1,335
FTSE 100 Index, March 2015,Strike £6,725, CALL	99	133
iShares MSCI Emerging Markets,June 2015, Strike $41, CALL	9,694	1,401
S&P 500 Index, March 2015,Strike $2,075, CALL	253	1,262
Total Purchased Options—0.8% (premiums paid $9,088)		7,526
Total Investments in Securities—100.1% (cost $949,646)		959,188

Written Option—(0.1)%
Energy Select Sector SPDR Fund,January 2015, Strike $78, PUT	(3,800)	(505)
Total Written Option—(0.1)% (premium received $820)		(505)
Cash and other assets, less liabilities—0.0%		3
Net assets—100.0%		$958,686

(a) Security, or portion of security, is segregated as collateral for OTC swap contracts aggregating a total value of $37,487.

(b) Security, or portion of security, is pledged as collateral to cover initial margin requirements on open futures contracts and centrally cleared swaps aggregating a total value of $37,857.

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	121

Macro Allocation Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Forward Foreign Currency Contracts

					Net Unrealized/
Settlement			Local Currency		Appreciation
Date	Deliver/Receive	Counterparty	(in thousands)	Current Value	(Depreciation)
Purchased
2/18/15	Chinese Yuan Renminbi	State Street Bank & Trust Company	17,996	$2,884	$(37)
2/18/15	Japanese Yen	State Street Bank & Trust Company	597,873	4,994	66
2/18/15	Malaysian Ringgit	State Street Bank & Trust Company	8,877	2,529	(107)
3/18/15	Australian Dollar	State Street Bank & Trust Company	35,444	28,772	(7)
3/18/15	Brazilian Real	State Street Bank & Trust Company	10,580	3,894	(67)
3/18/15	Chinese Yuan Renminbi	State Street Bank & Trust Company	683,673	109,223	(1,441)
3/18/15	Colombian Peso	State Street Bank & Trust Company	38,958,391	16,323	72
3/18/15	Hungarian Forint	State Street Bank & Trust Company	7,212,829	27,513	(1,475)
3/18/15	Indonesian Rupiah	State Street Bank & Trust Company	829,759,908	66,053	(169)
3/18/15	Indian Rupee	State Street Bank & Trust Company	10,445,772	162,779	(3,104)
3/18/15	South Korean Won	State Street Bank & Trust Company	63,216,798	57,307	252
3/18/15	Mexican Peso	State Street Bank & Trust Company	626,735	42,272	(690)
3/18/15	Malaysian Ringgit	State Street Bank & Trust Company	342,569	97,344	(356)
3/18/15	Philippine Peso	State Street Bank & Trust Company	699,838	15,589	(46)
3/18/15	Polish Zloty	State Street Bank & Trust Company	95,955	27,007	(1,335)
3/18/15	Taiwan Dollar	State Street Bank & Trust Company	987,585	31,267	(508)
3/18/15	South African Rand	State Street Bank & Trust Company	155,270	13,250	83
					$(8,869)
Sold
2/18/15	Swiss Franc	State Street Bank & Trust Company	4,430	$4,460	$154
2/18/15	Danish Krone	State Street Bank & Trust Company	14,224	2,312	87
2/18/15	Japanese Yen	State Street Bank & Trust Company	2,293,477	19,156	1,041
2/18/15	Singapore Dollar	State Street Bank & Trust Company	3,086	2,327	64
3/18/15	Australian Dollar	State Street Bank & Trust Company	130,885	106,246	1,813
3/18/15	Swiss Franc	State Street Bank & Trust Company	167,574	168,803	4,650
3/18/15	Czech Koruna	State Street Bank & Trust Company	921,673	40,303	1,267
3/18/15	Danish Krone	State Street Bank & Trust Company	525,444	85,438	2,446
3/18/15	Euro	State Street Bank & Trust Company	94,988	115,023	2,965
3/18/15	British Pound Sterling	State Street Bank & Trust Company	3,385	5,272	44
3/18/15	Hong Kong Dollar	State Street Bank & Trust Company	225,436	29,070	8
3/18/15	Indian Rupee	State Street Bank & Trust Company	1,997,347	31,125	(278)
3/18/15	New Zealand Dollar	State Street Bank & Trust Company	85,943	66,528	(751)
3/18/15	Swedish Krona	State Street Bank & Trust Company	339,976	43,624	1,570
3/18/15	Singapore Dollar	State Street Bank & Trust Company	122,702	92,508	989
					$16,069
Futures Contracts
				Notional Amount	Net Unrealized
Number of				(Local,	Appreciation
Contracts	Description	Expiration Date	Local Currency	in thousands)	(Depreciation)
Long
292	Amsterdam Index	January 2015	Euro	24,820	$1,947
537	IBEX 35 Index	January 2015	Euro	55,012	1,072
340	MSCI Singapore ETS Index	January 2015	Singapore Dollar	25,949	106
110	MSCI Taiwan Index	January 2015	U.S. Dollar	3,774	60
320	KOSPI 12 Index	March 2015	South Korean Won	39,040,000	(1,323)
42	S&P TSX 60 Index	March 2015	Canadian Dollar	7,153	328
108	SPI 200 Index	March 2015	Australian Dollar	14,534	487
470	FTSE 100 Index	March 2015	British Pound Sterling	30,656	2,205
572	FTSE MIB Index	March 2015	Euro	54,537	3,763
50	Russell 2000 Mini Index	March 2015	U.S. Dollar	6,004	(2)
768	5YR US Treasury Notes*	March 2015	U.S. Dollar	91,338	19
					$8,662
Short
145	CAC 40 Index	January 2015	Euro	6,202	$(456)
288	EURO-BTP	March 2015	Euro	39,053	(544)
288	EURO-OAT*	March 2015	Euro	42,399	(580)
96	German Euro Bund*	March 2015	Euro	14,964	(248)
520	10YR JGB Mini	March 2015	Japanese Yen	7,687,680	(417)
1,040	FTSE 40 Index	March 2015	South African Rand	460,283	(1,436)
342	10YR Can Bond	March 2015	Canadian Dollar	47,374	(763)
410	10YR US Treasury Notes*	March 2015	U.S. Dollar	51,987	(313)
27	DAX Index	March 2015	Euro	6,644	(330)
115	EURO STOXX 50 Index	March 2015	Euro	3,603	64
1,585	S&P 500 E Mini Index	March 2015	U.S. Dollar	162,653	(4,896)
216	Long Gilt	March 2015	British Pound Sterling	25,818	(1,068)
					$(10,987)

*	Exposure to Futures Contract is achieved through the use of a swap contract with Credit Suisse.

See accompanying Notes to Financial Statements.

122	Annual Report	December 31, 2014

Macro Allocation Fund

Portfolio of Investments, December 31, 2014 (all dollar amounts in thousands)

Total Return Swaps

						Unrealized
	Pay/Receive		Maturity		Notional	Appreciation
Reference Entity	Floating Rate	Floating Rates	Dates	Counterparty	Amount	(Depreciation)
Industrial Select Sector Fund	Receive	1 Month LIBOR minus 45 bp	Mar 2015 to Nov 2015	Credit Suisse International	$40,507	$ (4,499)
iShares Russell 2000 Fund	Receive	1 Month LIBOR minus 80 bp–100 bp	Mar 2015 to Jan 2016	Credit Suisse International	77,066	(7,086)
Russell 1000 Growth Total Return Index	Receive	1 Month LIBOR plus 80 bp	Jan 2015	Goldman Sachs International	59,785	547
U.S. Equity Basket - Energy Sector	Pay	1 Month LIBOR plus 45 bp	Mar 2015 to Nov 2015	Credit Suisse International	39,199	(2,372)
						$(13,410)

Centrally Cleared Credit Default Swaps

						Unrealized
	Buy/Sell	Fixed Deal	Maturity		Notional	Appreciation
Reference Entity	Protection	Receive Rate	Dates	Cleared Exchange	Amount	(Depreciation)
CDX.IG-22	Sell	1.00%	June 2019	CME	$1,000	$ (0	)(c)
CDX.HY-22	Sell	5.00%	June 2019	ICE	990	(15)
						$(15)

Interest Rate Swap

					Notional	Unrealized
	Pay/Receive		Maturity		Amount	Appreciation
Floating Rate Reference	Floating Rate	Fixed Rate	Date	Counterparty	(in thousands)	(Depreciation)
6 Month Swiss Franc LIBOR Rate	Receive	1.000%	June 2024	Credit Suisse International	44,760 CHF	$ (2,172)
		Total Net Unrealized Appreciation (Depreciation) on Swaps				$(15,597)

(c)	Rounds to less than $1000.

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	123

Statements of Assets and Liabilities

As of December 31, 2014 (dollar amounts in thousands)

		Large Cap	Large Cap	Mid Cap
	Growth	Growth	Value	Growth
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$783,619	$46,320	$3,634	$297,145
Investments in securities, at value	$963,989	$59,602	$4,592	$340,659
Cash	—	—	40	—
Receivable for securities sold	—	—	—	30,327
Receivable for fund shares sold	1,349	47	8	1,038
Receivable from Adviser	—	6	9	—
Dividend and interest receivable	327	30	5	61
Total assets	965,665	59,685	4,654	372,085
Liabilities
Payable for investment securities purchased	3,126	—	—	504
Payable for fund shares redeemed	786	—	—	31,361
Management fee payable	614	36	3	308
Distribution fee payable	58	2	—	8
Other payables and accrued expenses	278	38	30	118
Total liabilities	4,862	76	33	32,299
Net Assets	$960,803	$59,609	$4,621	$339,786
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$68	$6	$—	$23
Capital paid in excess of par value	726,718	45,292	3,635	285,703
Accumulated net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss)	53,647	1,029	28	10,546
Net unrealized appreciation (depreciation) of investments and foreign currencies	180,370	13,282	958	43,514
Net Assets	$960,803	$59,609	$4,621	$339,786
Class N Shares
Net Assets	$272,765	$8,831	$1,438	$37,413
Shares Outstanding	20,128,903	844,189	107,210	2,633,996
Net Asset Value Per Share	$13.55	$10.46	$13.41	$14.20
Class I Shares
Net Assets	$688,038	$50,778	$3,183	$302,373
Shares Outstanding	47,666,756	4,684,429	237,212	20,641,459
Net Asset Value Per Share	$14.43	$10.84	$13.42	$14.65

See accompanying Notes to Financial Statements.

124	Annual Report	December 31, 2014

Statements of Operations

For the Year Ended December 31, 2014 (all amounts in thousands)

		Large Cap	Large Cap	Mid Cap
	Growth	Growth	Value	Growth
	Fund	Fund	Fund	Fund
Investment income
Dividends	$6,180	$480	$87	$2,198
Less foreign tax withheld	(24)	—	—	—
Total income	6,156	480	87	2,198
Expenses
Investment advisory fees	6,905	391	36	3,794
Distribution fees	698	19	4	97
Custodian fees	31	28	29	36
Transfer agent fees	122	10	3	32
Sub-transfer agent fees
Class N	374	9	—	31
Class I	448	29	—	315
Professional fees	88	37	35	66
Registration fees	30	26	33	35
Shareholder reporting fees	32	4	—	55
Trustee fees	40	2	—	22
Other expenses	40	6	4	24
Total expenses before waiver	8,808	561	144	4,507
Expenses reimbursed to (waived or absorbed by) the Adviser	—	(71)	(98)	(17)
Net expenses	8,808	490	46	4,490
Net investment income (loss)	(2,652)	(10)	41	(2,292)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	160,637	5,646	422	48,211
Redemptions in-kind	—	—	—	6,593
Foreign currency transactions	(2)	—	—	—
Total net realized gain (loss)	160,635	5,646	422	54,804
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(98,071)	1,780	(57)	(23,846)
Change in net unrealized appreciation (depreciation)	(98,071)	1,780	(57)	(23,846)
Net increase (decrease) in net assets resulting from operations	$59,912	$7,416	$406	$28,666

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	125

Statements of Changes in Net Assets

For the Years Ended December 31, 2014 and 2013 (all amounts in thousands)

			Large Cap		Large Cap		Mid Cap
	Growth Fund		Growth Fund		Value Fund		Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$(2,652)	$(2,344)	$(10)	$(49)	$41	$32	$(2,292)	$(3,157)
Net realized gain (loss) on investments, and other assets and liabilities	160,635	97,323	5,646	4,446	422	534	54,804	79,124
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(98,071)	154,691	1,780	5,482	(57)	607	(23,846)	40,636
Net increase (decrease) in net assets resulting from operations	59,912	249,670	7,416	9,879	406	1,173	28,666	116,603
Distributions to shareholders from
Net investment income
Class N	—	—	—	—	(11)	(8)	—	—
Class I	—	(10)	—	—	(32)	(25)	—	—
Net realized gain
Class N	(38,561)	(26,967)	(766)	(476)	(127)	(160)	(4,943)	(2,712)
Class I	(92,382)	(53,292)	(4,395)	(2,335)	(281)	(358)	(43,297)	(31,637)
Total distributions	(130,943)	(80,269)	(5,161)	(2,811)	(451)	(551)	(48,240)	(34,349)
Capital stock transactions
Net proceeds from sale of shares	168,221	116,328	12,804	12,160	329	2,827	47,300	136,947
Shares issued in reinvestment of income dividends and capital gain distributions	122,205	73,656	4,464	2,623	424	535	46,677	33,844
Less cost of shares redeemed	(173,143)	(161,079)	(7,105)	(3,073)	(1,194)	(2,722)	(162,245)	(195,652)
Net increase (decrease) in net assets resulting from capital share transactions	117,283	28,905	10,163	11,710	(441)	640	(68,268)	(24,861)
Increase (decrease) in net assets	46,252	198,306	12,418	18,778	(486)	1,262	(87,842)	57,393
Net assets
Beginning of period	914,551	716,245	47,191	28,413	5,107	3,845	427,628	370,235
End of period	$960,803	$914,551	$59,609	$47,191	$4,621	$5,107	$339,786	$427,628
Accumulated net investment income (loss) at the end of the period	$—	$(4)	$—	$2	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

126	Annual Report	December 31, 2014

Statements of Assets and Liabilities

As of December 31, 2014 (dollar amounts in thousands)

		Small-Mid	Small-Mid
	Mid Cap	Cap	Cap	Small Cap
	Value	Growth	Value	Growth
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$2,639	$716,665	$3,751	$425,814
Investments in affiliated companies, at cost	—	—	—	5,173
Investments in securities, at value	$3,718	$885,499	$4,373	$507,359
Investments in affiliated companies, at value	—	—	—	6,453
Cash	80	—	—	—
Receivable for securities sold	—	3,073	—	5,402
Receivable for fund shares sold	1	1,545	2	736
Receivable from Adviser	4	42	14	7
Dividend and interest receivable	6	290	6	128
Total assets	3,809	890,449	4,395	520,085
Liabilities
Payable for securities purchased	10	1,106	8	6,361
Payable for fund shares redeemed	—	11,544	1	572
Management fee payable	3	702	4	482
Distribution fee payable	—	17	—	32
Other payables and accrued expenses	28	244	29	196
Total liabilities	41	13,613	42	7,643
Net Assets	$3,768	$876,836	$4,353	$512,442
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$—	$45	$—	$20
Capital paid in excess of par value	2,686	705,514	3,648	430,086
Accumulated net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss)	3	2,443	83	(489)
Net unrealized appreciation (depreciation) of investments and foreign currencies	1,079	168,834	622	82,825
Net Assets	$3,768	$876,836	$4,353	$512,442
Class N Shares
Net Assets	$189	$83,047	$946	$148,201
Shares Outstanding	14,669	4,437,486	69,429	5,787,345
Net Asset Value Per Share	$12.88	$18.72	$13.63	$25.61
Class I Shares
Net Assets	$3,579	$793,789	$3,407	$364,241
Shares Outstanding	277,788	41,008,827	249,833	13,331,950
Net Asset Value Per Share	$12.88	$19.36	$13.63	$27.32

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	127

Statements of Operations

For the Year Ended December 31, 2014 (all amounts in thousands)

		Small-Mid	Small-Mid
	Mid Cap	Cap	Cap	Small Cap
	Value	Growth	Value	Growth
	Fund	Fund	Fund	Fund
Investment income
Dividends	$67	$5,230	$47	$2,802
Less foreign tax withheld	—	(32)	—		(33)
Total income	67	5,198	47	2,769
Expenses
Investment advisory fees	40	7,252	32	6,109
Distribution fees	—	185	2	449
Custodian fees	26	38	32	39
Transfer agent fees	1	60	—	90
Sub-transfer agent fees
Class N	1	60	—	213
Class I	—	687	—	423
Professional fees	31	79	34	73
Registration fees	24	37	33	44
Shareholder reporting fees	—	60	—	180
Trustee fees	—	30	—	27
Other expenses	7	27	2	27
Total expenses before waiver	130	8,515	135	7,674
Expenses reimbursed to (waived or absorbed by) the Adviser	(84)	(352)	(97)		(285)
Net expenses	46	8,163	38	7,389
Net investment income (loss)	21	(2,965)	9		(4,620)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	468	67,816	361	73,574	(1)
Total net realized gain (loss)	468	67,816	361	73,574
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(89)	(675)	(182)	(56,321	)(2)
Change in net unrealized appreciation (depreciation)	(89)	(675)	(182)		(56,321)
Net increase (decrease) in net assets resulting from operations	$400	$64,176	$188	$12,633

(1) Includes $(9,455) from companies deemed affiliated during the year or at December 31, 2014.

(2) Includes $10,479 from companies deemed affiliated during the year or at December 31, 2014.

See accompanying Notes to Financial Statements.

128	Annual Report	December 31, 2014

Statements of Changes in Net Assets

For the Years Ended December 31, 2014 and 2013 (all amounts in thousands)

	Mid Cap		Small-Mid		Small-Mid		Small Cap
	Value Fund		Cap Growth Fund		Cap Value Fund		Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$21	$25	$(2,965)	$(3,376)	$9	$4	$(4,620)	$(3,652)
Net realized gain (loss) on investments, and other assets and liabilities	468	470	67,816	49,022	361	324	73,574	116,576
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(89)	694	(675)	130,312	(182)	560	(56,321)	99,236
Net increase (decrease) in net assets resulting from operations	400	1,189	64,176	175,958	188	888	12,633	212,160
Distributions to shareholders from
Net investment income
Class N	(1)	(1)	—	—	—	—	—	—
Class I	(21)	(26)	—	—	(12)	(5)	—	—
Net realized gain
Class N	(24)	(22)	(6,031)	(4,604)	(76)	(105)	(25,936)	(36,176)
Class I	(471)	(427)	(62,751)	(38,232)	(266)	(173)	(59,140)	(66,355)
Total distributions	(517)	(476)	(68,782)	(42,836)	(354)	(283)	(85,076)	(102,531)
Capital stock transactions
Net proceeds from sale of shares	49	248	295,395	267,012	2,169	313	100,914	174,523
Shares issued in reinvestment of income dividends and capital gain distributions	412	408	66,503	41,965	214	85	82,817	100,405
Less cost of shares redeemed	(1,033)	(1,049)	(171,037)	(142,878)	(1,142)	(117)	(226,205)	(154,011)
Net increase (decrease) in net assets resulting from capital share transactions	(572)	(393)	190,861	166,099	1,241	281	(42,474)	120,917
Increase (decrease) in net assets	(689)	320	186,255	299,221	1,075	886	(114,917)	230,546
Net assets
Beginning of period	4,457	4,137	690,581	391,360	3,278	2,392	627,359	396,813
End of period	$3,768	$4,457	$876,836	$690,581	$4,353	$3,278	$512,442	$627,359
Accumulated net investment income (loss) at the end of the period	$—	$—	$—	$—	$—	$ —	$—	$—

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	129

Statements of Assets and Liabilities

As of December 31, 2014 (dollar amounts in thousands)

		Global	Global Small	International
	Small Cap	Leaders	Cap Growth	Leaders
	Value Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$476,054	$146,824	$40,998	$82,026
Investments in securities, at value	$581,571	$167,908	$43,101	$87,885
Cash	23	—	—	—
Foreign currency, at value (cost $—; $231; $45; $33)	—	221	45	33
Receivable for securities sold	2,790	588	12	722
Receivable for fund shares sold	3,998	—	843	1
Receivable from Adviser	15	5	14	4
Dividend and interest receivable	596	131	29	111
Total assets	588,993	168,853	44,044	88,756
Liabilities
Payable for investment securities purchased	2,841	4,991	777	601
Payable for fund shares redeemed	275	2	11	—
Management fee payable	537	135	34	73
Distribution and shareholder administration fees payable	9	8	5	1
Foreign tax liability	—	1	37	71
Other payables and accrued expenses	145	54	52	48
Total liabilities	3,807	5,191	916	794
Net Assets	$585,186	$163,662	$43,128	$87,962
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$32	$14	$4	$7
Capital paid in excess of par value	480,652	141,258	40,847	81,960
Accumulated net investment income (loss)	—	6	(45)	(385)
Accumulated net realized gain (loss)	(1,015)	1,320	257	601
Net unrealized appreciation (depreciation) of investments and foreign currencies	105,517	21,064	2,065	5,779
Net Assets	$585,186	$163,662	$43,128	$87,962
Class N Shares
Net Assets	$40,223	$5,007	$591	$150
Shares Outstanding	2,265,137	422,753	48,465	12,232
Net Asset Value Per Share	$17.76	$11.84	$12.20	$12.25
Class I Shares
Net Assets	$544,963	$52,090	$42,537	$9,561
Shares Outstanding	29,987,940	4,395,390	3,471,027	780,323
Net Asset Value Per Share	$18.17	$11.85	$12.26	$12.25
Institutional Class Shares
Net Assets	—	$106,565	—	$78,251
Shares Outstanding	—	8,990,390	—	6,390,820
Net Asset Value Per Share	—	$11.85	—	$12.24

See accompanying Notes to Financial Statements.

130	Annual Report	December 31, 2014

Statements of Operations

For the Year Ended December 31, 2014 (all amounts in thousands)

		Global	Global Small	International
	Small Cap	Leaders	Cap Growth	Leaders
	Value Fund	Fund	Fund	Fund
Investment income
Dividends	$7,613	$2,646	$408	$2,207
Less foreign tax withheld	—	(160)	(30)	(177)
Total income	7,613	2,486	378	2,030
Expenses
Investment advisory fees	6,217	1,539	309	806
Distribution fees	129	13	1	—
Shareholder administration fees	—	86	46	17
Custodian fees	38	54	66	53
Transfer agent fees	42	13	17	3
Sub-transfer agent fees
Class N	71	5	—	—
Class I	455	28	7	—
Professional fees	60	61	57	45
Registration fees	34	48	51	48
Shareholder reporting fees	49	1	1	—
Trustee fees	20	6	1	3
Other expenses	15	10	5	6
Total expenses before waiver	7,130	1,864	561	981
Expenses reimbursed to (waived or absorbed by) the Adviser	(36)	(73)	(126)	(73)
Net expenses	7,094	1,791	435	908
Net investment income (loss)	519	695	(57)	1,122
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	16,871	7,353	1,946	1,808
Redemptions in-kind	7,307	—	—	—
Foreign currency transactions	—	(39)	(32)	(118)
Total net realized gain (loss)	24,178	7,314	1,914	1,690
Change in net unrealized appreciation (depreciation) of:
Investments in securities	4,446	(1,710)	(384)	(4,603)
Foreign currency translations	—	16	(31)	(84)
Change in net unrealized appreciation (depreciation)	4,446	(1,694)	(415)	(4,687)
Net increase (decrease) in net assets resulting from operations	$29,143	$6,315	$1,442	$(1,875)

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	131

Statements of Changes in Net Assets

For the Years Ended December 31, 2014 and 2013 (all amounts in thousands)

					Global
	Small Cap		Global		Small Cap		International
	Value Fund		Leaders Fund		Growth Fund		Leaders Fund
	2014	2013	2014	2013	2014	2013 (a)	2014	2013
Operations
Net investment income (loss)	$519	$(336)	$695	$429	$(57)	$1	$1,122	$718
Net realized gain (loss) on investments, and other assets and liabilities	24,178	30,943	7,314	8,230	1,914	440	1,690	(1,137)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	4,446	71,934	(1,694)	14,461	(415)	2,480	(4,687)	9,754
Net increase (decrease) in net assets resulting from operations	29,143	102,541	6,315	23,120	1,442	2,921	(1,875)	9,335
Distributions to shareholders from
Net investment income
Class N	—	—	—	(8)	—	—	(1)	(2)
Class I	(610)	(83)	(75)	(199)	—	(7)	(72)	(195)
Institutional Class	—	—	(301)	(453)	—	—	(746)	(1,054)
Net realized gain
Class N	(1,435)	(3,772)	(8)	—	(25)	(5)	—	—
Class I	(18,791)	(23,728)	(85)	—	(1,623)	(426)	—	—
Institutional Class	—	—	(165)	—	—	—	—	—
Total distributions	(20,836)	(27,583)	(634)	(660)	(1,648)	(438)	(819)	(1,251)
Capital stock transactions
Net proceeds from sale of shares	291,841	136,061	53,874	81,348	26,372	15,417	26,388	54,090
Shares issued in reinvestment of income dividends and capital gain distributions	19,104	25,084	567	551	576	243	243	544
Less cost of shares redeemed	(142,362)	(63,075)	(43,543)	(24,270)	(1,039)	(718)	(4,749)	(4,108)
Net increase (decrease) in net assets resulting from capital share transactions	168,583	98,070	10,898	57,629	25,909	14,942	21,882	50,526
Increase (decrease) in net assets	176,890	173,028	16,579	80,089	25,703	17,425	19,188	58,610
Net assets
Beginning of period	408,296	235,268	147,083	66,994	17,425	—	68,774	10,164
End of period	$585,186	$408,296	$163,662	$147,083	$43,128	$17,425	$87,962	$68,774
Accumulated net investment income (loss) at the end of the period	$—	$12	$6	$(274)	$(45)	$(1)	$(385)	$(635)

(a) For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.

See accompanying Notes to Financial Statements.

132	Annual Report	December 31, 2014

Statements of Assets and Liabilities

As of December 31, 2014 (dollar amounts in thousands)

				Institutional
		Institutional	International	International
	International	International	Growth	Growth
	Equity Fund	Equity Fund	Fund	Fund
Assets
Investments in securities, at cost	$60,328	$13,299	$3,327,015	$2,127,269
Investment in affiliated fund, at cost	—	—	22,022	11,834
Investments in securities, at value	$66,865	$14,542	$3,643,237	$2,306,677
Investment in affiliated fund, at value	—	—	33,099	17,787
Cash	3	1	35	22
Foreign currency, at value (cost $103; $27; $4,639; $2,661)	100	26	4,545	2,608
Receivable for securities sold	1,561	—	4,464	2,852
Receivable for fund shares sold	—	—	7,270	13,187
Receivable from Adviser	8	10	—	—
Dividend and interest receivable	137	61	5,801	3,080
Total assets	68,674	14,640	3,698,451	2,346,213
Liabilities
Payable for fund shares redeemed	41	—	7,631	3,289
Management fee payable	62	11	3,192	1,883
Distribution fee payable	1	—	210	—
Foreign tax liability	—	—	2,627	1,701
Other payables and accrued expenses	61	55	1,304	171
Total liabilities	165	66	14,964	7,044
Net Assets	$68,509	$14,574	$3,683,487	$2,339,169
Capital
Composition of Net Assets
Par value of shares of beneficial interest.	$5	$1	$144	$153
Capital paid in excess of par value	138,333	103,932	3,710,794	2,161,305
Accumulated net investment income (loss)	491	(99)	22,829	(9,291)
Accumulated net realized gain (loss)	(76,846)	(90,498)	(374,767)	3,611
Net unrealized appreciation (depreciation) of investments and foreign currencies	6,526	1,238	324,487	183,391
Net Assets	$68,509	$14,574	$3,683,487	$2,339,169
Class N Shares
Net Assets	$3,497	—	$978,433	—
Shares Outstanding	254,061	—	38,759,482	—
Net Asset Value Per Share	$13.76	—	$25.24	—
Class I Shares
Net Assets	$65,012	—	$2,705,054	—
Shares Outstanding	4,672,349	—	104,767,380	—
Net Asset Value Per Share	$13.91	—	$25.82	—
Institutional Class Shares
Net Assets	—	$14,574	—	$2,339,169
Shares Outstanding	—	1,212,980	—	153,329,207
Net Asset Value Per Share	—	$12.01	—	$15.26

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	133

Statements of Operations

For the Year Ended December 31, 2014 (all amounts in thousands)

					Institutional
		Institutional	International		International
	International	International	Growth		Growth
	Equity Fund	Equity Fund	Fund		Fund
Investment income
Dividends	$2,103	$660	$109,728		$63,720
Less foreign tax withheld	(160)	(54)		(8,445)		(4,883)
Total income	1,943	606	101,283		58,837
Expenses
Investment advisory fees	810	217	40,293		22,177
Distribution fees	10	—	2,994		—
Custodian fees	48	49	430		285
Transfer agent fees	4	1	275		56
Sub-transfer agent fees
Class N	3	—	1,670		—
Class I	63	—	2,340		—
Professional fees	63	74	375		270
Registration fees	30	21	44		20
Shareholder reporting fees	2	—	416		32
Trustee fees	3	3	184		103
Other expenses	8	8	179		98
Total expenses before waiver	1,044	373	49,200		23,041
Expenses reimbursed to (waived or absorbed by) the Adviser	(146)	(137)	—		—
Net expenses	898	236	49,200		23,041
Net investment income (loss)	1,045	370	52,083		35,796
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	6,681	18,179	404,861		202,235
Redemptions in-kind	—	—	16,098		—
Foreign currency transactions	(49)	(41)		(4,053)		(2,513)
Total net realized gain (loss)	6,632	18,138	416,906		199,722
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(9,776)	(19,694)	(576,254	)(1)	(303,548	)(1)
Foreign currency translations	(7)	4		(3,216)		(1,252)
Change in net unrealized appreciation (depreciation)	(9,783)	(19,690)		(579,470)		(304,800)
Net increase (decrease) in net assets resulting from operations	$(2,106)	$(1,182)		$(110,481)		$(69,282)

(1) Includes $7,201 and $3,870 related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.

See accompanying Notes to Financial Statements.

134	Annual Report	December 31, 2014

Statements of Changes in Net Assets

For the Years Ended December 31, 2014 and 2013 (all amounts in thousands)

	International Equity Fund		Institutional International Equity Fund		International Growth Fund		Institutional International Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$1,045	$787	$370	$1,070	$52,083	$53,099	$35,796	$34,210
Net realized gain (loss) on investments, and other assets and liabilities	6,632	9,011	18,138	15,673	416,906	373,514	199,722	188,259
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(9,783)	3,864	(19,690)	917	(579,470)	268,465	(304,800)	158,903
Net increase (decrease) in net assets resulting from operations	(2,106)	13,662	(1,182)	17,660	(110,481)	695,078	(69,282)	381,372
Distributions to shareholders from
Net investment income
Class N	(21)	(34)	—	—	(8,591)	(15,436)	—	—
Class I	(576)	(806)	—	—	(33,318)	(38,834)	—	—
Institutional Class	—	—	(293)	(1,959)	—	—	(44,638)	(40,075)
Net realized gain
Class N	—	—	—	—	—	—	—	—
Class I	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	(189,453)	—
Total distributions	(597)	(840)	(293)	(1,959)	(41,909)	(54,270)	(234,091)	(40,075)
Capital stock transactions
Net proceeds from sale of shares	1,780	7,440	—	3,200	722,959	706,104	338,472	413,943
Shares issued in reinvestment of income dividends and capital gain distributions	543	777	293	1,959	37,862	49,456	227,055	38,132
Less cost of shares redeemed.	(10,689)	(11,645)	(85,049)	(29,745)	(1,220,568)	(773,377)	(363,134)	(327,353)
Net increase (decrease) in net assets resulting from capital share transactions.	(8,366)	(3,428)	(84,756)	(24,586)	(459,747)	(17,817)	202,393	124,722
Increase (decrease) in net assets	(11,069)	9,394	(86,231)	(8,885)	(612,137)	622,991	(100,980)	466,019
Net assets
Beginning of period	79,578	70,184	100,805	109,690	4,295,624	3,672,633	2,440,149	1,974,130
End of period	$68,509	$79,578	$14,574	$100,805	$3,683,487	$4,295,624	$2,339,169	$2,440,149
Accumulated net investment income (loss) at the end of the period	$491	$69	$(99)	$(714)	$22,829	$3,511	$(9,291)	$(4,220)

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	135

Statements of Assets and Liabilities

As of December 31, 2014 (dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$590,868	$103,471	$909,350	$221,527
Investment in affiliated fund, at cost	—	—	23,624	—
Investments in securities, at value	$619,448	$106,560	$960,640	$254,808
Investment in affiliated fund, at value	—	—	35,507	—
Foreign currency, at value (cost $540; $290; $1,436; $1,184)	538	290	1,413	1,186
Receivable for securities sold	5,862	162	1,316	2,251
Receivable for fund shares sold	904	71	1,068	661
Receivable from Adviser	—	11	—	10
Dividend and interest receivable	1,042	40	299	50
Total assets	627,794	107,134	1,000,243	258,966
Liabilities
Payable for investment securities purchased	2,448	617	10,821	2,232
Payable for fund shares redeemed	969	—	142	9
Management fee payable	560	98	903	235
Distribution and shareholder administration fees payable	56	4	26	18
Foreign tax liability	597	163	2,289	2,471
Other payables and accrued expenses	224	70	228	98
Total liabilities	4,854	952	14,409	5,063
Net Assets	$622,940	$106,182	$985,834	$253,903

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$49	$12	$75	$15
Capital paid in excess of par value	613,903	104,315	929,633	223,569
Accumulated net investment income (loss)	(5,614)	(230)	(3,688)	(1,853)
Accumulated net realized gain (loss)	(13,322)	(839)	(1,021)	1,344
Net unrealized appreciation (depreciation) of investments and foreign currencies	27,924	2,924	60,835	30,828
Net Assets	$622,940	$106,182	$985,834	$253,903

Class N Shares
Net Assets	$13,676	$1,832	$12,638	$10,745
Shares Outstanding	1,088,567	202,139	978,959	650,777
Net Asset Value Per Share	$12.56	$9.06	$12.91	$16.52
Class I Shares
Net Assets	$364,161	$28,475	$166,488	$119,662
Shares Outstanding	28,673,236	3,137,041	12,798,606	7,247,394
Net Asset Value Per Share	$12.70	$9.08	$13.01	$16.52
Institutional Class Shares
Net Assets	$245,103	$75,875	$806,708	$123,496
Shares Outstanding	19,200,404	8,363,586	61,605,914	7,474,184
Net Asset Value Per Share	$12.77	$9.07	$13.09	$16.53

See accompanying Notes to Financial Statements.

136	Annual Report	December 31, 2014

Statements of Operations

For the Year Ended December 31, 2014 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$17,303	$1,772	$22,773		$3,603
Less foreign tax withheld	(1,587)	(131)	(1,818)		(255)
Total income	15,716	1,641	20,955		3,348
Expenses
Investment advisory fees	8,614	842	10,593		2,298
Distribution fees	41	3	34		29
Shareholder administration fees	783	47	267		146
Custodian fees	175	102	394		230
Transfer agent fees	36	13	38		28
Sub-transfer agent fees
Class N	19	—	8		—
Class I	338	9	109		—
Professional fees	134	77	164		166
Registration fees	47	43	41		59
Shareholder reporting fees	64	—	34		8
Trustee fees	41	3	43		7
Other expenses	40	8	47		8
Total expenses before waiver	10,332	1,147	11,772		2,979
Expenses reimbursed to (waived or absorbed by) the Adviser	—	(139)	—		(193)
Net expenses	10,332	1,008	11,772		2,786
Net investment income (loss)	5,384	633	9,183		562
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	58,529	2,903	59,307		19,581
Redemptions in-kind	10,871	—	—		—
Foreign currency transactions	(1,050)	(127)	(1,759)		(504)
Total net realized gain (loss)	68,350	2,776	57,548		19,077
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(142,255)	(3,453)	(37,982	)(1)	9,228
Foreign currency translations	(608)	(64)	526		(2,116)
Change in net unrealized appreciation (depreciation)	(142,863)	(3,517)	(37,456)		7,112
Net increase (decrease) in net assets resulting from operations	$(69,129)	$(108)	$29,275		$26,751

(1)	Includes $7,725 related to an affiliated fund (William Blair China A-Share Fund, LLC).

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	137

Statements of Changes in Net Assets

For the Years Ended December 31, 2014 and 2013 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$5,384	$8,700	$633	$415	$9,183	$8,023	$562	$397
Net realized gain (loss) on investments, and other assets and liabilities	68,350	116,911	2,776	3,320	57,548	44,441	19,077	(7,991)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(142,863)	65,024	(3,517)	(3,693)	(37,456)	(52,993)	7,112	21,903
Net increase (decrease) in net assets resulting from operations	(69,129)	190,635	(108)	42	29,275	(529)	26,751	14,309
Distributions to shareholders from
Net investment income
Class N	(164)	(179)	—	(7)	(72)	(7)	(16)	—
Class I	(6,193)	(6,074)	(69)	(94)	(1,383)	(550)	(584)	(94)
Institutional Class	(4,459)	(5,918)	(303)	(162)	(8,124)	(4,674)	(767)	(240)
Net realized gain
Class N	(1,818)	(746)	(33)	—	(690)	(256)	(433)	(2)
Class I	(53,418)	(20,094)	(718)	—	(8,947)	(2,796)	(4,971)	(13)
Institutional Class	(32,680)	(16,732)	(1,894)	—	(41,802)	(14,933)	(5,350)	(21)
Total distributions	(98,732)	(49,743)	(3,017)	(263)	(61,018)	(23,216)	(12,121)	(370)
Capital stock transactions
Net proceeds from sale of shares	158,782	147,189	57,003	24,682	196,777	285,036	96,155	151,357
Shares issued in reinvestment of income dividends and capital gain distributions	83,789	44,096	2,742	237	52,055	20,187	9,684	284
Less cost of shares redeemed	(387,962)	(115,493)	(23,496)	(20,619)	(231,277)	(245,693)	(25,665)	(33,502)
Net increase (decrease) in net assets resulting from capital share transactions	(145,391)	75,792	36,249	4,300	17,555	59,530	80,174	118,139
Increase (decrease) in net assets	(313,252)	216,684	33,124	4,079	(14,188)	35,785	94,804	132,078
Net assets
Beginning of period	936,192	719,508	73,058	68,979	1,000,022	964,237	159,099	27,021
End of period	$622,940	$936,192	$106,182	$73,058	$985,834	$1,000,022	$253,903	$159,099
Accumulated net investment income (loss) at the end of the period	$(5,614)	$(4,067)	$(230)	$(3)	$(3,688)	$(1,118)	$(1,853)	$(214)

See accompanying Notes to Financial Statements.

138	Annual Report	December 31, 2014

Statements of Assets and Liabilities

As of December 31, 2014 (dollar amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$247,060	$96,349	$167,280	$1,070,840
Repurchase agreements, at cost	5,684	786	9,920	347,790
Investments in securities, at value	$256,060	$97,352	$167,002	$1,070,840
Repurchase agreements, at value	5,684	786	9,920	347,790
Cash	—	—	85	—
Receivable for securities sold	—	—	10,143	—
Receivable for fund shares sold	427	638	497	—
Receivable for variation margin on centrally cleared swaps	1	—	—	—
Receivable from Adviser	21	—	8	656
Dividend and interest receivable	1,889	513	440	201
Total assets	264,082	99,289	188,095	1,419,487
Liabilities
Securities sold, not yet purchased (proceeds $—; $—; $10,143; $—)	—	—	10,182	—
Payable for investment securities purchased	—	—	82	—
Payable for fund shares redeemed	226	300	164	—
Management fee payable	68	34	46	287
Distribution, shareholder administration, or service fees payable	24	5	15	422
Distributions payable to shareholders	158	18	57	—
Other payables and accrued expenses	79	78	52	91
Total liabilities	555	435	10,598	800
Net Assets	$263,527	$98,854	$177,497	$1,418,687
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$25	$11	$19	$1,418
Capital paid in excess of par value	254,544	126,893	191,746	1,417,290
Accumulated net investment income (loss)	2	10	—	—
Accumulated net realized gain (loss)	(27)	(29,063)	(13,951)	(21)
Net unrealized appreciation (depreciation) of investments and foreign currencies	8,983	1,003	(317)	—
Net Assets	$263,527	$98,854	$177,497	$1,418,687

Class N Shares
Net Assets	$16,720	$34,020	$4,969	$1,418,687
Shares Outstanding	1,556,320	3,730,756	530,023	1,418,860,051
Net Asset Value Per Share	$10.74	$9.12	$9.38	$1.00
Class I Shares
Net Assets	$149,466	$64,834	$104,433	—
Shares Outstanding	14,052,229	7,161,202	11,139,606	—
Net Asset Value Per Share	$10.64	$9.05	$9.37	—
Institutional Class Shares
Net Assets	$97,341	—	$68,095	—
Shares Outstanding	9,158,563	—	7,262,995	—
Net Asset Value Per Share	$10.63	—	$9.38	—

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	139

Statements of Operations

For the Year Ended December 31, 2014 (all amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Investment income
Interest	$9,232	$2,846	$3,064	$1,097
Total income	9,232	2,846	3,064	1,097
Expenses
Investment advisory fees	777	400	487	3,259
Distribution fees	19	56	8	—
Shareholder administration fees	239	—	173	—
Service fee	—	—	—	4,778
Custodian fees	57	38	67	74
Transfer agent fees	45	20	18	39
Sub-transfer agent fees
Class N	18	45	1	—
Class I	59	13	15	—
Professional fees	92	57	58	119
Registration fees	50	30	46	21
Shareholder reporting fees	13	16	9	61
Trustee fees	11	5	9	61
Other expenses	17	11	16	111
Total expenses before waiver	1,397	691	907	8,523
Expenses reimbursed to (waived or absorbed by) the Adviser	(231)	—	(79)	(7,562)
Net expenses	1,166	691	828	961
Net investment income (loss)	8,066	2,155	2,236	136
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	1,950	864	(351)	—
Securities sold, not yet purchased	—	—	(288)	—
Swaps	(82)	—	—	—
Total net realized gain (loss)	1,868	864	(639)	—
Change in net unrealized appreciation (depreciation) of:
Investments in securities	3,566	213	582	—
Options	(111)	(56)	(111)	—
Swaps	(17)	—	—	—
Change in net unrealized appreciation (depreciation)	3,438	157	471	—
Net increase (decrease) in net assets resulting from operations	$13,372	$3,176	$2,068	$136

See accompanying Notes to Financial Statements.

140	Annual Report	December 31, 2014

Statements of Changes in Net Assets

For the Years Ended December 31, 2014 and 2013 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Ready Reserves Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$8,066	$8,264	$2,155	$2,827	$2,236	$3,476	$136	$18
Net realized gain (loss) on investments, and other assets and liabilities	1,868	3,507	864	413	(639)	(2,088)	—	—
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	3,438	(15,868)	157	(5,464)	471	(3,024)	—	—
Net increase (decrease) in net assets resulting from operations	13,372	(4,097)	3,176	(2,224)	2,068	(1,636)	136	18
Distributions to shareholders from
Net investment income
Class N	(463)	(865)	(1,089)	(1,798)	(138)	(249)	(136)	(134)
Class I	(5,570)	(6,409)	(1,984)	(2,214)	(3,119)	(4,497)	—	—
Institutional Class	(3,958)	(3,345)	—	—	(1,371)	(2,780)	—	—
Net realized gain
Class N	—	(126)	—	—	—	—	—	—
Class I	(3)	(1,556)	—	—	—	—	—	—
Institutional Class	(2)	(828)	—	—	—	—	—	—
Total distributions	(9,996)	(13,129)	(3,073)	(4,012)	(4,628)	(7,526)	(136)	(134)
Capital stock transactions
Net proceeds from sale of shares	59,547	62,355	19,953	51,821	82,798	89,150	816,738	851,400
Shares issued in reinvestment of income dividends and capital gain distributions	7,797	10,140	2,700	3,452	3,419	5,747	136	134
Less cost of shares redeemed	(52,048)	(107,156)	(29,716)	(85,000)	(80,386)	(198,339)	(809,920)	(955,015)
Net increase (decrease) in net assets resulting from capital share transactions	15,296	(34,661)	(7,063)	(29,727)	5,831	(103,442)	6,954	(103,481)
Increase (decrease) in net assets	18,672	(51,887)	(6,960)	(35,963)	3,271	(112,604)	6,954	(103,597)
Net assets
Beginning of period	244,855	296,742	105,814	141,777	174,226	286,830	1,411,733	1,515,330
End of period	$263,527	$244,855	$98,854	$105,814	$177,497	$174,226	$1,418,687	$1,411,733
Accumulated net investment income (loss) at the end of the period	$2	$3	$10	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	141

Statement of Assets and Liabilities

As of December 31, 2014 (dollars amounts in thousands)

Macro Allocation Fund
Assets
Investments in securities, at cost	$650,613
Repurchase agreement, at cost	299,033
Investments in securities, at value	$660,155
Repurchase agreement, at value	299,033
Segregated cash at broker	273
Due from broker	2,467
Foreign currency, at value (cost $379)	377
Receivable for fund shares sold	15,859
Receivable for futures variation margin	654
Receivable for variation margin on centrally cleared swaps	1
Receivable from Adviser	1
Dividend and interest receivable	1,313
Unrealized appreciation on swap contracts	547
Net unrealized appreciation on forward foreign currency contracts	7,200
Total assets	987,880
Liabilities
Option written, at value (premiums received $820)	505
Payable for investment securities purchased	4,114
Payable for fund shares redeemed	3,012
Payable to custodian	4,107
Swap premium received	364
Unrealized depreciation on swap contracts	16,129
Management fee payable	636
Distribution and shareholder administration fees payable	131
Other payables and accrued expenses	196
Total liabilities	29,194
Net Assets	$958,686

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$79
Capital paid in excess of par value	974,603
Accumulated net investment income (loss)	4,123
Accumulated realized gain (loss)	(19,250)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(869)
Net Assets	$958,686
Class N Shares
Net Assets	$150,778
Shares Outstanding	12,423,851
Net Asset Value Per Share	$12.14
Class I Shares
Net Assets	$649,756
Shares Outstanding	53,188,480
Net Asset Value Per Share	$12.22
Institutional Class Shares
Net Assets	$158,152
Shares Outstanding	12,931,474
Net Asset Value Per Share	$12.23

See accompanying Notes to Financial Statements.

142	Annual Report	December 31, 2014

Statements of Operations

For the Period Ended December 31, 2014 and the Year Ended October 31, 2014 (all amounts in thousands)

	Macro Allocation Fund
	Period Ended December 31, 2014 (a)	Year Ended October 31, 2014
Investment income
Dividends	$5,349	$9,463
Less foreign tax withheld	—	(12)
Interest	16	83
Total income	5,365	9,534
Expenses
Investment advisory fees	1,249	4,917
Distribution fees	63	387
Shareholder administration fees	195	824
Custodian fees	16	79
Transfer agent fees	27	172
Sub-transfer agent fees
Class N	37	220
Class I	43	244
Professional fees	38	252
Registration fees	10	80
Shareholder reporting fees	22	173
Trustee fees	3	17
Other expenses	8	55
Short dividend expenses	51	725
Total expenses before waiver	1,762	8,145
Expenses reimbursed to (waived or absorbed by) the Advisor	(19)	(380)
Net expenses	1,743	7,765
Net investment income (loss)	3,622	1,769
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	4,369	10,291
Securities sold, not yet purchased	(9,445)	—
Options	965	3,483
Futures contracts	(12,404)	(16,220)
Swaps	340	(610)
Forward foreign currency contracts	32,654	12,344
Foreign currency transactions	(3)	(2)
Total net realized gain (loss)	16,476	9,286
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(8,408)	11,157
Options	(1,741)	1,382
Futures contracts	2,711	(6,499)
Swaps	(6,449)	(8,913)
Forward foreign currency contracts	(25,008)	31,116
Foreign currency translations	57	(76)
Change in net unrealized appreciation (depreciation)	(38,838)	28,167
Net increase (decrease) in net assets resulting from operations	$(18,740)	$39,222

(a)	For the period from November 1, 2014 to December 31, 2014.

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	143

Statements of Changes in Net Assets

For the Period Ended December 31, 2014 and the Years Ended October 31, 2014 and 2013 (all amounts in thousands)

	Macro Allocation Fund
	Period Ended December 31, 2014 (a)	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations
Net investment income (loss)	$3,622	$1,769	$751
Net realized gain (loss) on investments, and other assets and liabilities	16,476	9,286	11,431
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(38,838)	28,167	9,468
Net increase (decrease) in net assets resulting from operations	(18,740)	39,222	21,650
Distributions to shareholders from
Net investment income
Class N	(7,774)	(868)	(118)
Class I	(32,682)	(1,927)	(307)
Institutional Class	(8,256)	(41)	—
Net realized gain
Class N	—	(2,106)	(212)
Class I	—	(4,366)	(524)
Institutional Class	—	(89)	—
Total Distributions	(48,712)	(9,397)	(1,161)
Capital stock transactions
Net proceeds from sale of shares	140,703	760,807	301,182
Shares issued in reinvestment of income dividends and capital gain distributions	33,755	6,241	954
Less cost of shares redeemed	(67,083)	(205,482)	(28,393)
Net increase (decrease) in net assets resulting from capital share transactions	107,375	561,566	273,743
Increase (decrease) in net assets	39,923	591,391	294,232
Net assets
Beginning of period	918,763	327,372	33,140
End of period	$958,686	$918,763	$327,372
Accumulated net investment income (loss) at the end of the period	$4,123	$17,367	$3,262

(a)	For the period from November 1, 2014 to December 31, 2014.

See accompanying Notes to Financial Statements.

144	Annual Report	December 31, 2014

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of the following twenty-five funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds	International Equity Funds
Growth	International Leaders
Large Cap Growth	International Equity
Large Cap Value	Institutional International Equity
Mid Cap Growth	International Growth
Mid Cap Value	Institutional International Growth
Small-Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Value	Emerging Markets Leaders
Small Cap Growth	Emerging Markets Growth
Small Cap Value	Emerging Markets Small Cap Growth

Global Equity Funds	Fixed-Income Funds
Global Leaders	Bond
Global Small Cap Growth	Income
Low Duration
Multi-Asset and Alternative Fund
Macro Allocation	Money Market Fund
Ready Reserves

On October 28, 2014, the Board of Trustees approved a change in the Macro Allocation Fund’s fiscal year end from October 31 to December 31. As a result, with respect to the Macro Allocation Fund, this report covers the results of operations for the period from November 1, 2014 to December 31, 2014.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Domestic Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed-Income Funds) or a service fee (0.35% for the Money Market Fund), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds).

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class and Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds carry an annual shareholder administration fee of 0.15%.

Institutional Class shares are offered to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

December 31, 2014	William Blair Funds	145

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse William Blair & Company, L.L.C. (“William Blair” or the “Adviser”) for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

Domestic Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal.
(Maximize total return-Low Duration).
Money Market.	Current income, a stable share price and daily liquidity.
Multi-Asset and Alternative	Maximize long-term risk-adjusted total return

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles, which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expense are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration, Ready Reserves and Macro Allocation Funds were the rates in effect on December 31, 2014. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2014, the Bond, Income and Low Duration Funds recognized a reduction of interest income and an increase of net realized gain of $1,981, $917 and $2,393, respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

146	Annual Report	December 31, 2014

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Bond, Income, Low Duration and Ready Reserves Funds are declared daily and paid monthly. Capital gain distributions, if any for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities on the Statement of Operations.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the prior three fiscal years remain open and the returns are subject to examination.

December 31, 2014	William Blair Funds	147

The Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Funds also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2014, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$785,206	$184,860	$6,077	$178,783
Large Cap Growth	46,466	13,540	404	13,136
Large Cap Value	3,655	986	49	937
Mid Cap Growth	298,082	52,186	9,609	42,577
Mid Cap Value	2,647	1,104	33	1,071
Small-Mid Cap Growth	718,762	177,851	11,114	166,737
Small-Mid Cap Value	3,766	656	49	607
Small Cap Growth	434,673	93,031	13,892	79,139
Small Cap Value	477,170	114,365	9,964	104,401
Global Leaders	147,014	25,167	4,273	20,894
Global Small Cap Growth	41,206	3,425	1,530	1,895
International Leaders	82,352	8,595	3,062	5,533
International Equity	60,672	8,946	2,753	6,193
Institutional International Equity	13,443	1,698	599	1,099
International Growth	3,372,227	461,539	157,430	304,109
Institutional International Growth	2,153,747	270,637	99,920	170,717
International Small Cap Growth	597,450	52,562	30,564	21,998
Emerging Markets Leaders	104,719	6,130	4,289	1,841
Emerging Markets Growth	941,849	106,215	51,917	54,298
Emerging Markets Small Cap Growth	224,366	36,207	5,765	30,442
Bond	252,744	11,147	2,147	9,000
Income	97,135	1,923	920	1,003
Low Duration	177,207	963	1,248	(285)
Ready Reserves	1,418,630	—	—	—
Macro Allocation	949,789	30,653	21,254	9,399

148	Annual Report	December 31, 2014

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforward, paydown gains and losses, and redemptions in-kind. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2014, the following reclassifications were recorded (in thousands):

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$2,656	$(2,656)	$—
Large Cap Growth	8	(8)	—
Large Cap Value	2	(2)	—
Mid Cap Growth	2,292	(7,310)	5,018
Mid Cap Value	1	(1)	—
Small-Mid Cap Growth	2,965	(2,965)	—
Small-Mid Cap Value	3	(3)	—
Small Cap Growth	4,620	—	(4,620)
Small Cap Value	79	(7,250)	7,171
Global Leaders	(39)	39	—
Global Small Cap Growth	13	(13)	—
International Leaders	(53)	53	—
International Equity	(26)	26	—
Institutional International Equity	538	(512)	(26)
International Growth	9,144	(23,789)	14,645
Institutional International Growth	3,771	(3,771)	—
International Small Cap Growth	3,885	(14,305)	10,420
Emerging Markets Leaders	(488)	488	—
Emerging Markets Growth	(2,174)	2,174	—
Emerging Markets Small Cap Growth.	(834)	834	—
Bond	1,924	(1,924)	—
Income	928	6,608	(7,536)
Low Duration	2,392	(2,393)	1
Ready Reserves	—	—	—
Macro Allocation	31,846	(31,846)	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 was as follows (in thousands):

	Distributions Paid in 2014				Distributions Paid in 2013
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$2,675	$6,408	$35,886	$85,974	$3,937	$7,790	$23,030	$45,512
Large Cap Growth	60	342	706	4,053	—	—	476	2,335
Large Cap Value	19	50	119	263	23	58	145	325
Mid Cap Growth	—	—	4,943	43,297	347	4,052	2,365	27,585
Mid Cap Value	2	50	23	442	7	149	16	304
Small-Mid Cap Growth	—	—	6,031	62,751	877	7,283	3,727	30,949
Small-Mid Cap Value	12	54	64	224	31	57	74	121
Small Cap Growth	940	2,145	24,996	56,995	10,989	20,157	25,187	46,198
Small Cap Value	34	1,020	1,401	18,381	1,034	6,584	2,738	17,227
Global Leaders	—	75	8	85	8	199	—	—
Global Small Cap Growth	5	422	19	1,202	5	433	—	—
International Leaders	1	71	—	1	2	195	—	—
International Equity	21	576	—	—	34	806	—	—
International Growth	8,591	33,318	—	—	15,436	38,834	—	—
International Small Cap Growth	153	5,751	1,829	53,860	166	5,643	759	20,525

December 31, 2014	William Blair Funds	149

	Distributions Paid in 2014				Distributions Paid in 2013
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$—	$69	$33	$718	$7	$94	$—	$—
Emerging Markets Growth	75	1,350	688	8,980	5	399	258	2,947
Emerging Markets Small Cap Growth	15	558	434	4,997	—	94	2	13
Bond	463	5,570	—	3	865	6,409	126	1,556
Income	1,089	1,984	—	—	1,798	2,214	—	—
Low Duration	138	3,119	—	—	249	4,497	—	—
Ready Reserves	136	—	—	—	134	—	—	—
Macro Allocation	7,774	32,682	—	—	2,443	5,192	531	1,102

	Distributions Paid in 2014		Distributions Paid in 2013
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$301	165	$453	$—
International Leaders	738	8	1,054	—
Institutional International Equity	293	—	1,959	—
Institutional International Growth	47,484	186,607	40,075	—
International Small Cap Growth	4,140	32,999	5,497	17,153
Emerging Markets Leaders	303	1,894	162	—
Emerging Markets Growth	7,711	42,214	3,393	16,214
Emerging Markets Small Cap Growth	732	5,385	240	21
Bond	3,958	2	3,345	828
Low Duration	1,371	—	2,780	—
Macro Allocation	8,256	—	107	22

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows (in thousands):

		Accumulated	Undistributed	Net Unrealized
	Undistributed	Capital and	Long-Term	Appreciation/
Fund	Ordinary Income	Other Losses	Capital Gain	(Depreciation)
Growth	$2,225	$—	$53,009	$178,783
Large Cap Growth.	1	—	1,174	13,136
Large Cap Value	—	(1)	50	937
Mid Cap Growth	—	(750)	12,233	42,577
Mid Cap Value	—	(19)	30	1,071
Small-Mid Cap Growth.	88	—	4,452	166,737
Small-Mid Cap Value	—	(12)	110	607
Small Cap Growth.	—	—	3,197	79,139
Small Cap Value	—	(1,272)	1,373	104,401
Global Leaders	11	—	1,507	20,872
Global Small Cap Growth	—	—	422	1,855
International Leaders	—	(111)	653	5,453
International Equity	757	(76,766)	—	6,180
Institutional International Equity	—	(90,452)	—	1,093
International Growth	40,106	(368,856)	—	301,299
Institutional International Growth.	1,091	(7,620)	15,491	168,749
International Small Cap Growth	—	(12,364)	—	21,352
Emerging Markets Leaders	8	—	170	1,677
Emerging Markets Growth	—	(4,959)	9,132	51,953
Emerging Markets Small Cap Growth	1	—	2,328	27,990
Bond	—	(181)	—	9,139
Income.	10	(29,133)	—	1,073
Low Duration	—	(14,085)	—	(183)
Ready Reserves	—	(21)	—	—
Macro Allocation	11,362	(24,979)	—	(2,379)

150	Annual Report	December 31, 2014

As of December 31, 2014, the Funds have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Fund	2015	2016	2017	2018	Total
International Equity	$—	$—	$76,435	$—	$76,435
Institutional International Equity	—	—	90,389	—	90,389
International Growth	—	—	359,286	—	359,286
Income	9,190	14,459	4,577	—	28,226
Low Duration	—	—	—	955	955
Ready Reserves	2	—	—	—	2

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

As of December 31, 2014, the Funds incurred the following capital losses which will not expire (in thousands):

	Short-	Long-
Fund	Term	Term
Bond	$167	$—
Income	246	411
Low Duration	5,999	5,615
Ready Reserves	19	—
Macro Allocation	—	8,459

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2014. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2014.

As of December 31, 2014, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
	Ordinary	Short-Term	Long-Term
Fund	Income	Capital	Capital
Large Cap Value	$—	$1	$—
Mid Cap Growth	—	750	—
Mid Cap Value	—	19	—
Small-Mid Cap Value	—	12	—
Small Cap Value.	—	1,272	—
International Leaders	111	—	—
International Equity	—	331	—
Institutional International Equity	27	36	—
International Growth	—	9,570	—
Institutional International Growth	—	7,620	—
International Small Cap Growth	661	11,703	—
Emerging Markets Growth	1,190	3,769	—
Bond.	14	—	—
Income	—	76	174
Low Duration	—	1,118	398
Macro Allocation	—	14,896	1,624

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield

December 31, 2014	William Blair Funds	151

during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of December 31, 2014, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. When a Fund sells TBAs, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security.

(g) Securities Sold, Not Yet Purchased

Certain Funds may sell a security it does not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the year ended December 31, 2014, the Mid Cap Growth, Small Cap Value, International Growth and International Small Cap Growth Funds redeemed in-kind fund shares with values of $29,821, $20,491, $70,598 and $40,740 (in thousands), respectively, with net realized gains of $6,593, $7,307, $16,098 and $10,871 (in thousands), respectively.

152	Annual Report	December 31, 2014

(3) Valuation

(a) Investment Valuation

The value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Investments in other investment funds that are not exchange-traded funds are valued at the underlying fund’s ending net asset value on the date of valuation.

Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates fair value.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of December 31, 2014, there were securities held in the International Growth and Institutional International Growth Funds requiring fair valuation pursuant to the Trust’s Valuation Procedures.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a

December 31, 2014	William Blair Funds	153

Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A description of the valuation technique applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed-Income Securities

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Short-term investments in the Ready Reserves Fund are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the year, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable. Transfer amounts are based on end of year values.

154	Annual Report	December 31, 2014

As of December 31, 2014, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instruments, are as follows (in thousands):

Investments in securities	Growth	Large Cap Growth	Large Cap Value	Mid Cap Growth	Mid Cap Value
Level 1—Quoted prices
Common Stocks	$952,482	$58,988	$4,592	$328,976	$3,718
Level 2—Other significant observable inputs
Short-Term Investments	11,507	614	—	11,683	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total investments in securities	$963,989	$59,602	$4,592	$340,659	$3,718

Investments in securities	Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks	$871,390	$4,338	$497,024	$576,922
Exchange-Traded Fund	—	—	3,793	—
Level 2—Other significant observable inputs
Short-Term Investments	14,109	35	12,995	4,649
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$885,499	$4,373	$513,812	$581,571

Investments in securities	Global Leaders	Global Small Cap Growth	International Leaders	International Equity	Institutional International Equity	International Growth
Level 1—Quoted prices
Common Stocks	$95,441	$21,537	$17,538	$9,238	$1,963	$465,863
Rights	—	—	—	—	—	992
Level 2—Other significant observable inputs
Affiliated Fund	—	—	—	—	—	33,099
Common Stocks	64,582	20,376	69,297	57,466	12,222	3,094,543
Preferred Stock	—	—	—	—	—	12,577
Short-Term Investments	7,885	1,188	1,050	161	357	69,228
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—	34
Total investments in securities	$167,908	$43,101	$87,885	$66,865	$14,542	$3,676,336
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2 (a)	$39,837	$7,633	$36,022	$36,904	$7,859	$1,870,148
Transfers from Level 2 to Level 1	—	—	—	—	—	—

Investments in securities	Institutional International Growth	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$296,160	$85,008	$22,851	$188,667	$29,810
Rights	635	—	—	—	—
Warrants	—	1	—	—	1
Level 2—Other significant observable inputs
Affiliated Fund	17,787	—	—	35,507	—
Common Stocks	1,968,096	531,544	79,617	733,518	222,485
Preferred Stocks	7,891	—	1,883	13,911	—
Short-Term Investments	33,878	2,895	2,209	24,544	2,512
Level 3—Significant unobservable inputs
Common Stocks	17	—	—	—	—
Total investments in securities	$2,324,464	$619,448	$106,560	$996,147	$254,808
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2 (a)	$1,193,095	$234,794	$39,020	$400,489	$85,541
Transfers from Level 2 to Level 1	—	—	—	—	—

December 31, 2014	William Blair Funds	155

Investments in securities	Bond	Income	Low Duration	Ready Reserves	Macro Allocation
Assets
Level 1—Quoted Prices
Exchange-Traded Funds	$—	$—	$—	$—	$555,724
Purchased Options	73	37	73	—	6,569
Level 2—Other significant observable inputs
Asset-Backed Securities	13,590	9,488	41,933	—	—
Commercial Paper	—	—	—	907,304	—
Common Stock	—	—	—	—	4,953
Corporate Obligation/Notes	119,848	32,852	23,347	37,507	—
Purchased Option	—	—	—	—	957
Short-Term Investments	5,684	786	9,920	347,790	299,033
U.S. Government and U.S. Government Agency	122,549	54,975	101,649	126,029	91,952
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Liabilities
Level 1—Quoted Prices
Written Options	—	—	—	—	(505)
Level 2—Other significant observable inputs
None	—	—	—	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total investments in securities	$261,744	$98,138	$176,922	$1,418,630	$958,683
Other financial instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$—	$10,032
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	—	17,571
Futures Contracts	—	—	—	—	19
Swaps	—	—	—	—	547
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	—	(11,235)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	—	(10,371)
Futures Contracts	—	—	—	—	(1,141)
Swaps	(17)	—	—	—	(16,144)
U.S. Government and U.S. Government Agency	—	—	(10,182)	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total other financial instruments	$(17)	$—	$(10,182)	$—	$(10,722)

(a)	Fair valuation estimates were obtained from the Funds’ pricing vendor and applied to certain foreign securities at December 31, 2014, but not at December 31, 2013.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth and Institutional International Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. Level 3 securities represented 0.00% and 0.00% as a percentage of net assets in the International Growth and Institutional International Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at December 31, 2014 is included in the change in net unrealized appreciation (depreciation) of investments on the Statements of Operations.

156	Annual Report	December 31, 2014

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth[1]	0.70%
Large Cap Value[2]	0.70%
Mid Cap Growth	0.95%
Mid Cap Value	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed-Income Funds
Bond	0.30%
Income[5]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Money Market Fund
Ready Reserves:
First $250 million	0.275%
Next $250 million	0.25%
Next $2 billion	0.225%
In excess of $2.5 billion	0.20%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%
Global Equity Funds
Global Leaders	1.00%
Global Small Cap Growth	1.00%

International Equity Funds
International Leaders	0.95%
International Equity[3]:
First $250 million	1.00%
In excess of $250 million	0.90%
Institutional International Equity[4]:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth:
First $250 million	1.10%
Next $4.75 billion	1.00%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Effective May 1, 2014, the management fee to be paid to the Adviser by the Large Cap Growth Fund was reduced to 0.70% from 0.80% of average daily net assets.
2	Effective May 1, 2014, the management fee to be paid to the Adviser by the Large Cap Value Fund was reduced to 0.70% from 0.80% of average daily net assets.
3	Effective May 1, 2014, the management fee to be paid to the Adviser by the International Equity Fund was reduced to 1.00% of the first $250 million of average daily net assets, plus 0.90% of average daily net assets over $250 million from 1.10% of the first $250 million of average daily net assets, plus 1.00% of average daily net assets over $250 million.
4	Effective May 1, 2014, the management fee to be paid to the Adviser by Institutional International Equity Fund was reduced to 0.90% of the first $500 million of average daily net assets, plus 0.85% of the next $500 million of average daily net assets, plus 0.80% of average daily net assets over $1 billion from 1.00% of the first $500 million of average daily net assets, plus 0.95% of the next $500 million of average daily net assets, plus 0.90% of average daily net assets over $1 billion.
5	Management fee also includes a charge of 5% of gross income.

December 31, 2014	William Blair Funds	157

Some of the Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse the Fund for expenses in excess of the agreed upon rate. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser on the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. Under the terms of the agreement, the Adviser has agreed to waive its management fees and/or absorb other operating expenses through April 30, 2015 (February 28, 2015 for Macro Allocation), if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

	Class N				Class I				Institutional Class
Fund	Effective May 1, 2014 through April 30, 2015		Effective May 1, 2013 through April 30, 2014		Effective May 1, 2014 through April 30, 2015		Effective May 1, 2013 through April 30, 2014		Effective May 1, 2014 through April 30, 2015		Effective May 1, 2013 through April 30, 2014
Growth	N/A		N/A		N/A		N/A		N/A		N/A
Large Cap Growth	1.10%		1.20%		0.85%		0.95%		N/A		N/A
Large Cap Value	1.10%		1.20%		0.85%		0.95%		N/A		N/A
Mid Cap Growth	1.35%		1.35%		1.10%		1.10%		N/A		N/A
Mid Cap Value	1.35%		1.35%		1.10%		1.10%		N/A		N/A
Small-Mid Cap Growth	1.35%		1.35%		1.10%		1.10%		N/A		N/A
Small-Mid Cap Value	1.40%		1.40%		1.15%		1.15%		N/A		N/A
Small Cap Growth	1.50%		1.50%		1.25%		1.25%		N/A		N/A
Small Cap Value	1.50%		1.50%		1.25%		1.25%		N/A		N/A
Global Leaders	1.50%		1.50%		1.25%		1.25%		1.10%		1.10%
Global Small Cap Growth	1.65%		1.65	%(a)	1.40%		1.40	%(a)	1.25%		1.25	%(a)
International Leaders	1.45%		1.45%		1.20%		1.20%		1.05%		1.05%
International Equity	1.35%		1.45%		1.10%		1.20%		N/A		N/A
Institutional International Equity	N/A		N/A		N/A		N/A		1.00%		1.10%
International Growth	1.45%		1.45%		1.20%		1.20%		N/A		N/A
Institutional International Growth	N/A		N/A		N/A		N/A		N/A		N/A
International Small Cap Growth	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Emerging Markets Leaders	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Emerging Markets Growth	1.70%		1.70%		1.45%		1.45%		1.30%		1.30%
Emerging Markets
Small Cap Growth	1.65%		1.65%		1.40%		1.40%		1.25%		1.25%
Bond	0.65%		0.65%		0.50%		0.50%		0.35%		0.35%
Income	0.85%		0.85%		0.70%		0.70%		N/A		N/A
Low Duration	0.70%		0.70%		0.55%		0.55%		0.40%		0.40%
Ready Reserves	N/A		N/A		N/A		N/A		N/A		N/A
Macro Allocation	1.35	%(b)	N/A		1.10	%(b)	N/A		0.95	%(b)	N/A

(a)	Effective April 30, 2013 through April 30, 2014.
(b)	Effective March 1, 2014 through February 28, 2015. The rates in effect for the period from November 1, 2013 to February 28, 2014 were 1.35%, 1.10% and 0.95% for Class N, Class I and Institutional Class, respectively.

The Adviser has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Fund in order to maintain a minimum yield given the current interest rate environment.

For a period of three years subsequent to a Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amounts available for reimbursement at December 31, 2014 were as follows (in thousands):

Fund	Available for Reimbursement	Expiration of Reimbursement
Global Small Cap Growth	$201	April 10, 2016
International Leaders	246	August 16, 2015

158	Annual Report	December 31, 2014

For the year ended December 31, 2014, the fee waivers and/or reimbursements for each Fund were as follows (in thousands):

Fund	Fund Level Waiver	Class N Specific Waiver	Class I Specific Waiver	Total Waiver
Large Cap Growth	$33	$9	$29	$71
Large Cap Value	98	—	—	98
Mid Cap Growth	—	—	17	17
Mid Cap Value	83	1	—	84
Small-Mid Cap Growth	—	20	332	352
Small-Mid Cap Value	97	—	—	97
Small Cap Growth	—	99	186	285
Small Cap Value	—	17	19	36
Global Leaders	40	5	28	73
Global Small Cap Growth	119	—	7	126
International Leaders	72	—	1	73
International Equity	80	3	63	146
Institutional International Equity	137	—	—	137
Emerging Markets Leaders	130	—	9	139
Emerging Markets Small Cap Growth	193	—	—	193
Bond	154	18	59	231
Low Duration	63	1	15	79
Ready Reserves	7,562	—	—	7,562
Macro Allocation(a)	—	19	—	19
Macro Allocation(b)	—	196	184	380

(a)	For the period from November 1, 2014 to December 31, 2014.
(b)	For the year ended October 31, 2014.

(b) Underwriting, Distribution Services and Service Agreements

Pursuant to separate Underwriting and Distribution Agreements, William Blair is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Equity Fund, Institutional International Growth Fund and Ready Reserves Fund, has a Distribution Agreement with William Blair for distribution services to the Funds’ Class N shares. Each Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Ready Reserves Fund has entered into a Service Agreement with the Adviser under which the Adviser agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund’s average daily net assets attributable to Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA, Financial Industry Regulatory Authority) does not exceed 0.25% of the average annual net assets attributable to the Class N shares of the Ready Reserves Fund.

The Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with William Blair to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended December 31, 2014, the following fees were incurred (in thousands):

December 31, 2014	William Blair Funds	159

Fund	Class N	Class I	Total
Global Leaders	$8	$78	$86
Global Small Cap Growth	1	45	46
International Leaders	—	17	17
International Small Cap Growth	24	759	783
Emerging Markets Leaders	2	45	47
Emerging Markets Growth	20	247	267
Emerging Markets Small Cap Growth	17	129	146
Bond	19	220	239
Low Duration	8	165	173
Macro Allocation(a)	38	157	195
Macro Allocation(b)	232	592	824

(a)	For the period from November 1, 2014 to December 31, 2014.
(b)	For the year ended October 31, 2014.

(5) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and U.S. government securities for the year ended December 31, 2014, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$897,322	$913,022
Large Cap Growth	31,788	26,522
Large Cap Value	1,805	2,609
Mid Cap Growth	313,846	431,387
Mid Cap Value	1,348	2,424
Small-Mid Cap Growth	488,649	347,896
Small-Mid Cap Value	3,194	2,253
Small Cap Growth	446,419	565,950
Small Cap Value	362,787	215,031
Global Leaders	100,263	90,433
Global Small Cap Growth	58,595	35,031
International Leaders	87,453	65,570
International Equity	55,373	64,754
Institutional International Equity	16,120	100,935
International Growth	3,111,603	3,635,725
Institutional International Growth	1,957,947	2,000,187
International Small Cap Growth	1,058,578	1,286,602
Emerging Markets Leaders	131,996	99,633
Emerging Markets Growth	962,957	995,192
Emerging Markets Small Cap Growth	321,254	255,490
Bond	163,579	91,962
Income	32,852	29,596
Low Duration	167,616	139,370
Macro Allocation(a)	104,233	99,719

(a)	For the period from November 1, 2014 to December 31, 2014.

Transactions in written call and put options for the Macro Allocation Fund the period from November 1, 2014 to December 31, 2014 are as follows:

	# of Contracts	Premium (in thousands)
Balance at October 31, 2014	8,200	$2,396
Sales	3,800	820
Closing Buys	(4,100)	(1,686)
Expirations	(4,100)	(710)
Exercised	—	—
Balance at December 31, 2014	3,800	$820

160	Annual Report	December 31, 2014

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments as of December 31, 2014, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended December 31, 2014.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

The Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow the Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, a Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset on the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability on the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed on the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

December 31, 2014	William Blair Funds	161

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money.

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, or the variance strike price of the reference entity, to the receiver for the floating rate, or realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

162	Annual Report	December 31, 2014

The following table presents the value of financial derivative instruments, by primary risk exposure, as of December 31, 2014 and their respective location on the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Primary Risk Exposure	Statement of Assets and Liabilities	Value	Statement of Assets and Liabilities	Value
Bond
Interest rate	Investments in securities, at value	$73	Options written, at value	$—
Credit	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	17
Income
Interest rate	Investments in securities, at value	37	Options written, at value	—
Low Duration
Interest rate	Investments in securities, at value	73	Options written, at value	—
Macro Allocation
Currency	Unrealized appreciation on forward currency contracts	17,571	Unrealized depreciation on forward currency contracts	10,371
Equity	Receivable for futures variation margin	10,032	Payable for futures variation margin	8,444
Interest rate	Receivable for futures variation margin	19	Payable for futures variation margin	3,932
Currency	Investments in securities, at value	957	Options written, at value	—
Equity	Investments in securities, at value	6,569	Options written, at value	505
Credit	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	15
Equity	Unrealized appreciation on swap contracts	547	Unrealized depreciation on swap contracts	13,957
Interest Rate	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	2,172

December 31, 2014	William Blair Funds	163

The following table indicates the effect of derivatives, by primary risk exposure, on the Statements of Operations for the year ended December 31, 2014 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Statement of Operations	Value	Statement of Operations	Value
Bond
Interest Rate	Options	$—	Options	$(111)
Credit	Swaps	(82)	Swaps	(17)
Income
Interest Rate	Options	—	Options	(56)
Low Duration
Interest Rate	Options	—	Options	(111)
Macro Allocation (a)
Currency	Forward foreign currency contracts	32,654	Forward foreign currency contracts	(25,008)
Equity	Futures Contracts	(7,207)	Futures Contracts	4,787
Interest rate	Futures Contracts	(5,197)	Futures Contracts	(2,076)
Currency	Options	—	Options	247
Equity	Options	2,049	Options	(3,046)
Interest Rate	Options	(1,084)	Options	1,058
Credit	Swaps	15	Swaps	(14)
Equity	Swaps	309	Swaps	(5,318)
Interest Rate	Swaps	16	Swaps	(1,117)
Macro Allocation (b)
Currency	Forward foreign currency contracts	12,344	Forward foreign currency contracts	31,116
Equity	Futures Contracts	1,758	Futures Contracts	(8,387)
Interest rate	Futures Contracts	(17,978)	Futures Contracts	1,888
Currency	Options	2,830	Options	—
Equity	Options	1,414	Options	2,441
Interest Rate	Options	(761)	Options	(1,059)
Credit	Swaps	18	Swaps	(1)
Equity	Swaps	1,922	Swaps	(8,681)
Interest Rate	Swaps	(2,550)	Swaps	(231)

(a)	For the period from November 1, 2014 to December 31, 2014.
(b)	For the year ended October 31, 2014.

The following table indicates gross OTC derivative asset exposure, by investment type, included in the Statement of Assets and Liabilities at December 31, 2014 (in thousands):

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Amounts of Recognized Assets	Statements of Assets and Liabilities	Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Macro Allocation
Goldman Sachs
Swaps	$547	$—	$547	$—	$—	$547
State Street
Forward foreign currency contracts	17,571	(10,371)	7,200	—	—	7,200
Options	957	—	957	—	—	957

The following table indicates gross OTC derivative liability exposure, by investment type, included in the Statement of Assets and Liabilities at December 31, 2014 (in thousands):

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Amounts of Recognized Liabilities	Statements of Assets and Liabilities	Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than zero)
Macro Allocation
Credit Suisse
Swaps	$16,129	$—	$16,129	$37,487	$—	$—
State Street
Forward foreign currency contracts	10,371	(10,371)	—	—	—	—

164	Annual Report	December 31, 2014

(7) Fund Share Transactions

The following tables summarizes the activity in capital shares of each Fund for the year ended December 31, 2014 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$31,769	$38,364	$67,646	$2,487	2,133	2,844	4,552	425
Large Cap Growth	1,924	760	801	1,883	183	72	78	177
Large Cap Value	176	131	460	(153)	13	10	32	(9)
Mid Cap Growth	7,467	4,305	14,065	(2,293)	494	304	916	(118)
Mid Cap Value	10	25	73	(38)	1	2	5	(2)
Small-Mid-Cap Growth	39,843	5,936	35,973	9,806	2,127	317	1,901	543
Small-Mid Cap Value	68	12	305	(225)	5	1	21	(15)
Small Cap Growth	25,046	25,674	91,030	(40,310)	846	1,015	3,121	(1,260)
Small Cap Value	9,135	1,424	26,250	(15,691)	522	82	1,485	(881)
Global Leaders	482	8	2,092	(1,602)	41	1	179	(137)
Global Small Cap Growth	576	24	208	392	46	2	17	31
International Leaders	18	—	17	1	1	—	1	—
International Equity	149	21	845	(675)	10	2	60	(48)
International Growth	151,647	8,469	567,333	(407,217)	5,859	333	21,360	(15,168)
International Small Cap Growth	3,098	1,836	6,812	(1,878)	208	146	441	(87)
Emerging Markets Leaders	2,361	24	2,404	(19)	254	2	269	(13)
Emerging Markets Growth	961	600	2,362	(801)	71	47	173	(55)
Emerging Markets Small Cap Growth	15,026	446	15,349	123	920	28	913	35
Bond	8,599	442	3,830	5,211	797	41	357	481
Income	7,606	1,016	16,330	(7,708)	829	111	1,782	(842)
Low Duration	1,876	56	2,039	(107)	199	6	217	(12)
Ready Reserves	816,738	136	809,920	6,954	816,737	137	809,920	6,954
Macro Allocation (a)	16,779	7,675	13,673	10,781	1,332	639	1,085	886
Macro Allocation (b)	152,928	2,968	109,094	46,802	12,151	241	8,583	3,809

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$136,452	$83,841	$105,497	$114,796	8,531	5,835	6,741	7,625
Large Cap Growth	10,880	3,704	6,304	8,280	998	341	575	764
Large Cap Value	153	293	734	(288)	10	22	52	(20)
Mid Cap Growth	39,833	42,372	148,180	(65,975)	2,561	2,894	9,573	(4,118)
Mid Cap Value	39	387	960	(534)	4	30	71	(37)
Small-Mid-Cap Growth	255,552	60,567	135,064	181,055	12,889	3,132	6,930	9,091
Small-Mid Cap Value	2,101	202	837	1,466	146	15	58	103
Small Cap Growth	75,868	57,143	135,175	(2,164)	2,433	2,119	4,372	180
Small Cap Value	282,706	17,680	116,112	184,274	15,870	987	6,474	10,383
Global Leaders	3,392	155	6,905	(3,358)	293	13	602	(296)
Global Small Cap Growth	25,796	552	831	25,517	2,077	45	67	2,055
International Leaders	770	72	2,634	(1,792)	62	6	207	(139)
International Equity	1,631	522	9,844	(7,691)	115	37	695	(543)
International Growth	571,312	29,393	653,235	(52,530)	21,072	1,131	24,369	(2,166)
International Small Cap Growth	101,871	46,099	190,903	(42,933)	6,462	3,619	12,746	(2,665)
Emerging Markets Leaders	3,054	543	9,540	(5,943)	327	61	1,049	(661)
Emerging Markets Growth	33,599	8,779	24,068	18,310	2,457	681	1,747	1,391
Emerging Markets Small Cap Growth	59,395	3,664	6,200	56,859	3,551	226	371	3,406
Bond	24,075	3,775	26,212	1,638	2,256	353	2,466	143
Income	12,347	1,684	13,386	645	1,358	185	1,472	71
Low Duration	34,535	2,010	52,964	(16,419)	3,656	213	5,602	(1,733)
Macro Allocation (a)	112,136	18,740	53,316	77,560	8,904	1,550	4,228	6,226
Macro Allocation (b)	466,290	3,143	96,388	373,045	36,494	254	7,541	29,207

December 31, 2014	William Blair Funds	165

	Institutional
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$50,000	$404	$34,546	$15,858	4,295	34	2,964	1,365
International Leaders	25,600	171	2,098	23,673	2,039	14	168	1,885
Institutional International Equity	—	293	85,049	(84,756)	—	24	6,746	(6,722)
Institutional International Growth	338,472	227,055	363,134	202,393	19,547	14,783	21,209	13,121
International Small Cap Growth	53,813	35,854	190,247	(100,580)	3,360	2,801	11,999	(5,838)
Emerging Markets Leaders	51,588	2,175	11,552	42,211	5,352	242	1,243	4,351
Emerging Markets Growth	162,217	42,676	204,847	46	11,405	3,288	15,033	(340)
Emerging Markets Small Cap Growth	21,734	5,574	4,116	23,192	1,326	342	249	1,419
Bond	26,873	3,580	22,006	8,447	2,538	336	2,063	811
Low Duration	46,387	1,353	25,383	22,357	4,926	143	2,687	2,382
Macro Allocation (a)	11,788	7,340	94	19,034	904	607	8	1,503
Macro Allocation (b)	141,589	130	—	141,719	11,022	11	—	11,033

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$168,221	$122,205	$173,143	$117,283	10,664	8,679	11,293	8,050
Large Cap Growth	12,804	4,464	7,105	10,163	1,181	413	653	941
Large Cap Value	329	424	1,194	(441)	23	32	84	(29)
Mid Cap Growth	47,300	46,677	162,245	(68,268)	3,055	3,198	10,489	(4,236)
Mid Cap Value	49	412	1,033	(572)	5	32	76	(39)
Small-Mid-Cap Growth	295,395	66,503	171,037	190,861	15,016	3,449	8,831	9,634
Small-Mid Cap Value	2,169	214	1,142	1,241	151	16	79	88
Small Cap Growth	100,914	82,817	226,205	(42,474)	3,279	3,134	7,493	(1,080)
Small Cap Value	291,841	19,104	142,362	168,583	16,392	1,069	7,959	9,502
Global Leaders	53,874	567	43,543	10,898	4,629	48	3,745	932
Global Small Cap Growth	26,372	576	1,039	25,909	2,123	47	84	2,086
International Leaders	26,388	243	4,749	21,882	2,102	20	376	1,746
International Equity	1,780	543	10,689	(8,366)	125	39	755	(591)
Institutional International Equity	—	293	85,049	(84,756)	—	24	6,746	(6,722)
International Growth	722,959	37,862	1,220,568	(459,747)	26,931	1,464	45,729	(17,334)
Institutional International Growth	338,472	227,055	363,134	202,393	19,547	14,783	21,209	13,121
International Small Cap Growth	158,782	83,789	387,962	(145,391)	10,030	6,566	25,186	(8,590)
Emerging Markets Leaders	57,003	2,742	23,496	36,249	5,933	305	2,561	3,677
Emerging Markets Growth	196,777	52,055	231,277	17,555	13,933	4,016	16,953	996
Emerging Markets Small Cap Growth	96,155	9,684	25,665	80,174	5,797	596	1,533	4,860
Bond	59,547	7,797	52,048	15,296	5,591	730	4,886	1,435
Income	19,953	2,700	29,716	(7,063)	2,187	296	3,254	(771)
Low Duration	82,798	3,419	80,386	5,831	8,781	362	8,506	637
Ready Reserves	816,738	136	809,920	6,954	816,737	137	809,920	6,954
Macro Allocation (a)	140,703	33,755	67,083	107,375	11,140	2,796	5,321	8,615
Macro Allocation (b)	760,807	6,241	205,482	561,566	59,667	506	16,124	44,049

(a)	For the period from November 1, 2014 to December 31, 2014.
(b)	For the year ended October 31, 2014.

166	Annual Report	December 31, 2014

The following tables summarizes the activity in capital shares of each Fund for the year ended December 31, 2013 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$32,046	$25,781	$69,760	$(11,933)	2,330	1,788	5,007	(889)
Large Cap Growth	1,479	473	590	1,362	161	48	64	145
Large Cap Value	1,156	164	1,346	(26)	89	12	107	(6)
Mid Cap Growth	12,598	2,490	22,921	(7,833)	876	168	1,527	(483)
Mid Cap Value	124	23	16	131	10	2	2	10
Small-Mid Cap Growth	43,420	4,482	31,843	16,059	2,394	244	1,701	937
Small-Mid Cap Value	116	12	106	22	8	1	8	1
Small Cap Growth	62,699	35,881	49,972	48,608	1,994	1,243	1,697	1,540
Small Cap Value	17,875	3,744	15,623	5,996	1,055	218	991	282
Global Leaders	1,886	8	1,789	105	186	1	177	10
Global Small Cap Growth (a)	400	5	257	148	38	1	22	17
International Leaders	38	1	455	(416)	3	—	41	(38)
International Equity	414	34	2,522	(2,074)	31	3	201	(167)
International Growth	221,020	15,265	304,157	(67,872)	9,253	598	12,532	(2,681)
International Small Cap Growth	4,200	876	3,714	1,362	277	56	254	79
Emerging Markets Leaders	1,891	5	174	1,722	207	—	19	188
Emerging Markets Growth	904	216	3,904	(2,784)	68	17	299	(214)
Emerging Markets Small Cap Growth	15,380	2	9,393	5,989	1,062	—	678	384
Bond	5,636	971	26,429	(19,822)	507	89	2,434	(1,838)
Income	22,343	1,685	48,389	(24,361)	2,370	181	5,198	(2,647)
Low Duration	4,501	92	10,313	(5,720)	461	9	1,069	(599)
Ready Reserves	851,400	134	955,015	(103,481)	851,398	136	955,015	(103,481)
Macro Allocation (b)	92,466	329	11,606	81,189	7,774	29	964	6,839

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$84,282	$47,875	$91,319	$40,838	5,865	3,154	6,177	2,842
Large Cap Growth	10,681	2,150	2,483	10,348	1,065	214	255	1,024
Large Cap Value	1,671	371	1,376	666	126	28	108	46
Mid Cap Growth	124,349	31,354	172,731	(17,028)	8,446	2,063	11,250	(741)
Mid Cap Value	124	385	1,033	(524)	9	29	79	(41)
Small-Mid Cap Growth	223,592	37,483	111,035	150,040	12,205	1,986	6,274	7,917
Small-Mid Cap Value	197	73	11	259	15	5	1	19
Small Cap Growth	111,824	64,524	104,039	72,309	3,479	2,123	3,256	2,346
Small Cap Value	118,186	21,340	47,452	92,074	7,077	1,219	2,822	5,474
Global Leaders	5,165	193	6,960	(1,602)	513	17	669	(139)
Global Small Cap Growth (a)	15,017	238	461	14,794	1,434	20	38	1,416
International Leaders	7,955	195	2,516	5,634	712	16	210	518
International Equity	7,026	743	9,123	(1,354)	547	53	684	(84)
International Growth	485,084	34,191	469,220	50,055	19,777	1,310	18,884	2,203
International Small Cap Growth	106,880	20,890	51,427	76,343	6,920	1,322	3,375	4,867
Emerging Markets Leaders	11,592	70	2,598	9,064	1,294	8	295	1,007
Emerging Markets Growth	21,934	2,843	15,774	9,003	1,641	217	1,184	674
Emerging Markets Small Cap Growth	51,250	58	6,461	44,847	3,623	4	460	3,167
Bond	37,656	5,684	59,910	(16,570)	3,464	529	5,552	(1,559)
Income	29,478	1,767	36,611	(5,366)	3,188	191	3,972	(593)
Low Duration	81,230	2,882	113,372	(29,260)	8,362	300	11,786	(3,124)
Macro Allocation (b)	203,716	625	16,787	187,554	17,023	55	1,366	15,712

December 31, 2014	William Blair Funds	167

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$74,297	$350	$15,521	$59,126	7,343	32	1,439	5,936
International Leaders	46,097	348	1,137	45,308	4,087	29	99	4,017
Institutional International Equity	3,200	1,959	29,745	(24,586)	292	159	2,651	(2,200)
Institutional International Growth	413,943	38,132	327,353	124,722	25,757	2,259	20,396	7,620
International Small Cap Growth	36,109	22,330	60,352	(1,913)	2,335	1,406	4,004	(263)
Emerging Markets Leaders	11,199	162	17,847	(6,486)	1,250	18	1,954	(686)
Emerging Markets Growth	262,198	17,128	226,015	53,311	19,076	1,297	17,504	2,869
Emerging Markets Small Cap Growth	84,727	224	17,648	67,303	6,093	15	1,226	4,882
Bond	19,063	3,485	20,817	1,731	1,789	325	1,920	194
Low Duration	3,419	2,773	74,654	(68,462)	353	287	7,803	(7,163)
Macro Allocation (b)	5,000	—	—	5,000	396	—	—	396

				Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$116,328	$73,656	$161,079	$28,905	8,195	4,942	11,184	1,953
Large Cap Growth	12,160	2,623	3,073	11,710	1,226	262	319	1,169
Large Cap Value	2,827	535	2,722	640	215	40	215	40
Mid Cap Growth	136,947	33,844	195,652	(24,861)	9,322	2,231	12,777	(1,224)
Mid Cap Value	248	408	1,049	(393)	19	31	81	(31)
Small-Mid Cap Growth	267,012	41,965	142,878	166,099	14,599	2,230	7,975	8,854
Small-Mid Cap Value	313	85	117	281	23	6	9	20
Small Cap Growth	174,523	100,405	154,011	120,917	5,473	3,366	4,953	3,886
Small Cap Value	136,061	25,084	63,075	98,070	8,132	1,437	3,813	5,756
Global Leaders	81,348	551	24,270	57,629	8,042	50	2,285	5,807
Global Small Cap Growth (a)	15,417	243	718	14,942	1,472	21	60	1,433
International Leaders	54,090	544	4,108	50,526	4,802	45	350	4,497
International Equity	7,440	777	11,645	(3,428)	578	56	885	(251)
Institutional International Equity	3,200	1,959	29,745	(24,586)	292	159	2,651	(2,200)
International Growth	706,104	49,456	773,377	(17,817)	29,030	1,908	31,416	(478)
Institutional International Growth	413,943	38,132	327,353	124,722	25,757	2,259	20,396	7,620
International Small Cap Growth	147,189	44,096	115,493	75,792	9,532	2,784	7,633	4,683
Emerging Markets Leaders	24,682	237	20,619	4,300	2,751	26	2,268	509
Emerging Markets Growth	285,036	20,187	245,693	59,530	20,785	1,531	18,987	3,329
Emerging Markets Small Cap Growth	151,357	284	33,502	118,139	10,778	19	2,364	8,433
Bond	62,355	10,140	107,156	(34,661)	5,760	943	9,906	(3,203)
Income	51,821	3,452	85,000	(29,727)	5,558	372	9,170	(3,240)
Low Duration	89,150	5,747	198,339	(103,442)	9,176	596	20,658	(10,886)
Ready Reserves	851,400	134	955,015	(103,481)	851,398	136	955,015	(103,481)
Macro Allocation (b)	301,182	954	28,393	273,743	25,193	84	2,330	22,947

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.
(b)	For the year ended October 31, 2013.

168	Annual Report	December 31, 2014

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.79	$12.05	$10.73	$11.28	$9.89
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.07)	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.03	4.25	1.69	(0.19)	1.40
Total from investment operations	0.96	4.18	1.68	(0.23)	1.39
Less distributions from:
Net investment income	—	—	0.00 ^	—	—
Net realized gain	2.20	1.44	0.36	0.32	—
Total distributions	2.20	1.44	0.36	0.32	—
Net asset value, end of year	$13.55	$14.79	$12.05	$10.73	$11.28
Total return (%)	6.59	35.00	15.67	(1.93)	14.05
Ratios to average daily net assets (%):
Expenses	1.18	1.19	1.20	1.21	1.16
Net investment income (loss)	(0.50)	(0.51)	(0.06)	(0.37)	(0.13)
Class N net assets at end of year (in thousands)	$272,765	$291,326	$248,121	$204,476	$198,622
Portfolio turnover rate (%)	100	52	73	59	66

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.56	$12.58	$11.18	$11.71	$10.24
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	0.04	0.00 ^	0.02
Net realized and unrealized gain (loss) on investments	1.10	4.45	1.75	(0.20)	1.45
Total from investment operations	1.07	4.42	1.79	(0.20)	1.47
Less distributions from:
Net investment income	—	0.00 ^	0.03	0.01	0.00	^
Net realized gain	2.20	1.44	0.36	0.32	—
Total distributions	2.20	1.44	0.39	0.33	0.00	^
Net asset value, end of year	$14.43	$15.56	$12.58	$11.18	$11.71
Total return (%)	6.96	35.43	16.03	(1.60)	14.36
Ratios to average daily net assets (%):
Expenses	0.86	0.85	0.89	0.86	0.84
Net investment income (loss)	(0.20)	(0.17)	0.30	(0.03)	0.20
Class I net assets at end of year (in thousands)	$688,038	$623,225	$468,124	$362,266	$376,991
Portfolio turnover rate (%)	100	52	73	59	66

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	169

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.03	$8.14	$6.88	$7.14	$6.16
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.02)	(0.01)	(0.00)^
Net realized and unrealized gain (loss) on investments	1.46	2.70	1.28	(0.25)	0.98
Total from investment operations	1.44	2.67	1.26	(0.26)	0.98
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.01	0.78	—	—	—
Total distributions	1.01	0.78	—	—	—
Net asset value, end of year	$10.46	$10.03	$8.14	$6.88	$7.14
Total return (%)	14.29	33.00	18.31	(3.64)	15.91
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.13	1.20	1.20	1.20	1.21
Expenses, before waivers and reimbursements	1.31	1.46	1.57	1.51	1.53
Net investment income (loss), net of waivers and reimbursements	(0.23)	(0.36)	(0.21)	(0.13)	(0.08)
Net investment income (loss), before waivers and reimbursements	(0.41)	(0.62)	(0.58)	(0.44)	(0.40)
Class N net assets at end of year (in thousands)	$8,831	$6,678	$4,238	$3,387	$7,135
Portfolio turnover rate (%)	50	48	50	67	54

	Class I
	Years Ended December 31,
	2014		2013	2012		2011	2010
Net asset value, beginning of year	$10.33		$8.35	$7.03		$7.30	$6.30
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	(0.01)	0.00	^	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.52		2.77	1.32		(0.27)	1.00
Total from investment operations	1.52		2.76	1.32		(0.26)	1.01
Less distributions from:
Net investment income	—		—	—		0.01	0.01
Net realized gain	1.01		0.78	—		—	—
Total distributions	1.01		0.78	—		0.01	0.01
Net asset value, end of year	$10.84		$10.33	$8.35		$7.03	$7.30
Total return (%)	14.65		33.24	18.78		(3.54)	16.03
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.88		0.95	0.95		0.95	0.96
Expenses, before waivers and reimbursements	1.00		1.11	1.23		1.16	1.16
Net investment income (loss), net of waivers and reimbursements	0.02		(0.11)	0.03		0.11	0.16
Net investment income (loss), before waivers and reimbursements	(0.10)		(0.27)	(0.25)		(0.10)	(0.04)
Class I net assets at end of year (in thousands)	$50,778		$40,513	$24,175		$21,562	$24,900
Portfolio turnover rate (%)	50		48	50		67	54

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Annual Report	December 31, 2014

Financial Highlights

Large Cap Value Fund

	Class N
	Periods Ended December 31,
	2014	2013	2012	2011(a)
Net asset value, beginning of year	$13.69	$11.54	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments	1.04	3.70	1.57	(0.05)
Total from investment operations	1.14	3.79	1.68	(0.02)
Less distributions from:
Net investment income	0.11	0.08	0.09	0.03
Net realized gain	1.31	1.56	—	0.00 ^
Total distributions	1.42	1.64	0.09	0.03
Net asset value, end of year	$13.41	$13.69	$11.54	$9.95
Total return (%)*	8.35	33.23	16.92	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	3.12	3.44	4.25	7.83
Net investment income (loss), net of waivers and reimbursements	0.71	0.64	0.96	1.41
Net investment income (loss), before waivers and reimbursements	(1.28)	(1.60)	(2.09)	(5.22)
Class N net assets at end of year (in thousands)	$1,438	$1,604	$1,416	$998
Portfolio turnover rate (%)*	37	83	20	5

	Class I
	Periods Ended December 31,
	2014	2013	2012	2011(a)
Net asset value, beginning of year	$13.70	$11.55	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.12	0.14	0.03
Net realized and unrealized gain (loss) on investments	1.04	3.70	1.58	(0.05)
Total from investment operations	1.18	3.82	1.72	(0.02)
Less distributions from:
Net investment income	0.15	0.11	0.12	0.03
Net realized gain	1.31	1.56	—	0.00 ^
Total distributions	1.46	1.67	0.12	0.03
Net asset value, end of year	$13.42	$13.70	$11.55	$9.95
Total return (%)*	8.65	33.47	17.28	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.89	0.95	0.95	0.95
Expenses, before waivers and reimbursements	2.87	3.06	4.06	7.58
Net investment income (loss), net of waivers and reimbursements	0.95	0.90	1.22	1.66
Net investment income (loss), before waivers and reimbursements	(1.03)	(1.21)	(1.89)	(4.97)
Class I net assets at end of year (in thousands)	$3,183	$3,503	$2,429	$1,455
Portfolio turnover rate (%)*	37	83	20	5

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	171

Financial Highlights

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.21	$12.65	$11.66	$12.50	$10.08
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.13)	(0.02)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	1.26	3.74	1.29	0.25	2.47
Total from investment operations	1.14	3.61	1.27	0.17	2.42
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.15	1.05	0.28	1.01	—
Total distributions	2.15	1.05	0.28	1.01	—
Net asset value, end of year	$14.20	$15.21	$12.65	$11.66	$12.50
Total return (%)	7.53	28.77	10.90	1.65	24.01
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.35	1.42	1.42	1.43	1.42
Net investment income (loss), net of waivers and reimbursements	(0.80)	(0.90)	(0.15)	(0.65)	(0.42)
Net investment income (loss), before waivers and reimbursements	(0.80)	(0.97)	(0.22)	(0.73)	(0.49)
Class N net assets at end of year (in thousands)	$37,413	$41,849	$40,940	$30,093	$13,802
Portfolio turnover rate (%)	81	83	62	70	73

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.58	$12.91	$11.87	$12.68	$10.20
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.10)	0.03	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.31	3.82	1.31	0.25	2.50
Total from investment operations	1.22	3.72	1.34	0.20	2.48
Less distributions from:
Net investment income	—	—	0.02	—	—
Net realized gain	2.15	1.05	0.28	1.01	—
Total distributions	2.15	1.05	0.30	1.01	—
Net asset value, end of year	$14.65	$15.58	$12.91	$11.87	$12.68
Total return (%)	7.87	29.04	11.30	1.86	24.31
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.07	1.10	1.10
Expenses, before waivers and reimbursements	1.10	1.15	1.07	1.13	1.15
Net investment income (loss), net of waivers and reimbursements	(0.55)	(0.65)	0.19	(0.42)	(0.14)
Net investment income (loss), before waivers and reimbursements	(0.55)	(0.70)	0.19	(0.45)	(0.19)
Class I net assets at end of year (in thousands)	$302,373	$385,779	$329,295	$115,661	$87,446
Portfolio turnover rate (%)	81	83	62	70	73

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Annual Report	December 31, 2014

Financial Highlights

Mid Cap Value Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010(a)
Net asset value, beginning of year	$13.39	$11.39	$10.48	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.08	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.40	3.50	1.34	(0.17)	0.74
Total from investment operations	1.43	3.55	1.42	(0.05)	0.83
Less distributions from:
Net investment income	0.04	0.06	0.08	0.09	0.06
Net realized gain	1.90	1.49	0.43	0.13	0.02
Total distributions	1.94	1.55	0.51	0.22	0.08
Net asset value, end of year	$12.88	$13.39	$11.39	$10.48	$10.75
Total return (%)*	10.83	31.46	13.54	(0.34)	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	3.77	3.37	3.40	3.85	5.09
Net investment income (loss), net of waivers and reimbursements	0.23	0.36	0.70	1.15	0.92
Net investment income (loss), before waivers and reimbursements	(2.19)	(1.66)	(1.35)	(1.35)	(2.82)
Class N net assets at end of year (in thousands)	$189	$232	$79	$58	$4
Portfolio turnover rate (%)*	33	42	63	69	35

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010(a)
Net asset value, beginning of year	$13.40	$11.39	$10.48	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.08	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	1.39	3.51	1.35	(0.17)	0.75
Total from investment operations	1.46	3.59	1.45	(0.04)	0.86
Less distributions from:
Net investment income	0.08	0.09	0.11	0.11	0.08
Net realized gain	1.90	1.49	0.43	0.13	0.02
Total distributions	1.98	1.58	0.54	0.24	0.10
Net asset value, end of year	$12.88	$13.40	$11.39	$10.48	$10.76
Total return (%)*	11.04	31.82	13.77	(0.25)	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	3.08	3.04	3.13	3.60	4.92
Net investment income (loss), net of waivers and reimbursements	0.49	0.59	0.92	1.20	1.10
Net investment income (loss), before waivers and reimbursements	(1.49)	(1.35)	(1.11)	(1.30)	(2.72)
Class I net assets at end of year (in thousands)	$3,579	$4,225	$4,058	$4,515	$3,389
Portfolio turnover rate (%)*	33	42	63	69	35

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	173

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$18.80	$14.21	$13.00	$14.40	$11.73
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.15)	0.02	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	1.68	6.01	1.57	0.03	2.76
Total from investment operations	1.56	5.86	1.59	(0.08)	2.67
Less distributions from:
Net investment income	—	—	0.02	—	—
Net realized gain	1.64	1.27	0.36	1.32	—
Total distributions	1.64	1.27	0.38	1.32	—
Net asset value, end of year	$18.72	$18.80	$14.21	$13.00	$14.40
Total return (%)	8.33	41.49	12.20	(0.27)	22.76
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.38	1.46	1.47	1.46	1.46
Net investment income (loss), net of waivers and reimbursements	(0.63)	(0.88)	0.16	(0.77)	(0.76)
Net investment income (loss), before waivers and reimbursements	(0.66)	(0.99)	0.04	(0.88)	(0.87)
Class N net assets at end of year (in thousands)	$83,047	$73,207	$42,015	$34,123	$26,876
Portfolio turnover rate (%)	49	53	82	76	93

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.34	$14.55	$13.32	$14.68	$11.93
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.11)	0.07	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.74	6.17	1.58	0.04	2.81
Total from investment operations	1.66	6.06	1.65	(0.04)	2.75
Less distributions from:
Net investment income	—	—	0.06	—	—
Net realized gain	1.64	1.27	0.36	1.32	—
Total distributions	1.64	1.27	0.42	1.32	—
Net asset value, end of year	$19.36	$19.34	$14.55	$13.32	$14.68
Total return (%)	8.62	41.89	12.36	0.01	23.05
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.15	1.10	1.20	1.12	1.11
Net investment income (loss), net of waivers and reimbursements	(0.38)	(0.62)	0.48	(0.54)	(0.50)
Net investment income (loss), before waivers and reimbursements	(0.43)	(0.62)	0.38	(0.56)	(0.51)
Class I net assets at end of year (in thousands)	$793,789	$617,374	$349,345	$219,474	$181,189
Portfolio turnover rate (%)	49	53	82	76	93

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Annual Report	December 31, 2014

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	Periods Ended December 31,
	2014		2013	2012	2011(a)
Net asset value, beginning of year	$14.11		$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00 ^	0.10	0.00	^
Net realized and unrealized gain (loss) on investments	0.64		4.06	1.15	0.45
Total from investment operations	0.64		4.06	1.25	0.45
Less distributions from:
Net investment income	—		—	0.09	—
Net realized gain	1.12		1.24	0.32	—
Total distributions	1.12		1.24	0.41	—
Net asset value, end of year	$13.63		$14.11	$11.29	$10.45
Total return (%)*	4.66		36.29	11.95	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40		1.40	1.40	1.40
Expenses, before waivers and reimbursements	4.50		4.50	6.34	18.68
Net investment income (loss), net of waivers and reimbursements	0.02		(0.04)	0.87	0.53
Net investment income (loss), before waivers and reimbursements	(3.08)		(3.14)	(4.07)	(16.75)
Class N net assets at end of year (in thousands)	$946		$1,205	$950	$860
Portfolio turnover rate (%)*	69		61	56	1

	Class I
	Periods Ended December 31,
	2014	2013	2012	2011(a)
Net asset value, beginning of year	$14.12	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.13	0.00	^
Net realized and unrealized gain (loss) on investments	0.63	4.07	1.15	0.45
Total from investment operations	0.68	4.10	1.28	0.45
Less distributions from:
Net investment income	0.05	0.03	0.12	—
Net realized gain	1.12	1.24	0.32	—
Total distributions	1.17	1.27	0.44	—
Net asset value, end of year	$13.63	$14.12	$11.29	$10.45
Total return (%)*	4.96	36.69	12.22	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.15
Expenses, before waivers and reimbursements	4.16	4.24	5.88	18.43
Net investment income (loss), net of waivers and reimbursements	0.36	0.21	1.12	0.79
Net investment income (loss), before waivers and reimbursements	(2.65)	(2.88)	(3.61)	(16.49)
Class I net assets at end of year (in thousands)	$3,407	$2,073	$1,442	$1,296
Portfolio turnover rate (%)*	69	61	56	1

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	175

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$30.02	$23.68	$20.13	$23.22	$19.99
Income (loss) from investment operations:
Net investment income (loss)	(0.30)	(0.26)	(0.22)	(0.28)	(0.21)
Net realized and unrealized gain (loss) on investments	1.02	12.52	3.87	(2.81)	3.44
Total from investment operations	0.72	12.26	3.65	(3.09)	3.23
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	5.13	5.92	0.10	—	—
Total distributions	5.13	5.92	0.10	—	—
Net asset value, end of year	$25.61	$30.02	$23.68	$20.13	$23.22
Total return (%)	2.62	52.76	18.15	(13.31)	16.16
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.56	1.57	1.59	1.59	1.52
Net investment income (loss), net of waivers and reimbursements	(1.00)	(0.87)	(0.96)	(1.25)	(1.03)
Net investment income (loss), before waivers and reimbursements	(1.06)	(0.94)	(1.05)	(1.34)	(1.05)
Class N net assets at end of year (in thousands)	$148,201	$211,562	$130,382	$202,341	$396,767
Portfolio turnover rate (%)	82	91	89	97	117

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$31.61	$24.66	$20.91	$24.07	$20.64
Income (loss) from investment operations:
Net investment income (loss)	(0.23)	(0.19)	(0.16)	(0.23)	(0.16)
Net realized and unrealized gain (loss) on investments	1.07	13.06	4.01	(2.93)	3.59
Total from investment operations	0.84	12.87	3.85	(3.16)	3.43
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	5.13	5.92	0.10	—	—
Total distributions	5.13	5.92	0.10	—	—
Net asset value, end of year	$27.32	$31.61	$24.66	$20.91	$24.07
Total return (%)	2.87	53.13	18.43	(13.13)	16.62
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.30	1.27	1.35	1.35	1.25
Net investment income (loss), net of waivers and reimbursements	(0.75)	(0.63)	(0.71)	(1.00)	(0.76)
Net investment income (loss), before waivers and reimbursements	(0.80)	(0.65)	(0.81)	(1.10)	(0.76)
Class I net assets at end of year (in thousands)	$364,241	$415,797	$266,431	$352,397	$494,822
Portfolio turnover rate (%)	82	91	89	97	117

Note : Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Annual Report	December 31, 2014

Financial Highlights

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.63	$13.65	$12.26	$13.71	$10.49
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.05)	0.10	0.00 ^	0.03
Net realized and unrealized gain (loss) on investments	0.81	5.32	1.43	(0.97)	3.22
Total from investment operations	0.78	5.27	1.53	(0.97)	3.25
Less distributions from:
Net investment income	—	—	0.08	0.02	0.03
Net realized gain	0.65	1.29	0.06	0.46	—
Return of capital	—	—	—	0.00 ^	—
Total distributions	0.65	1.29	0.14	0.48	0.03
Net asset value, end of year	$17.76	$17.63	$13.65	$12.26	$13.71
Total return (%)	4.49	38.91	12.49	(6.95)	30.94
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.49	1.43	1.38	1.33
Expenses, before waivers and reimbursements	1.53	1.55	1.60	1.60	1.57
Net investment income (loss), net of waivers and reimbursements	(0.17)	(0.33)	0.78	(0.01)	0.25
Net investment income (loss), before waivers and reimbursements	(0.20)	(0.39)	0.61	(0.23)	0.01
Class N net assets at end of year (in thousands)	$40,223	$55,464	$39,084	$40,712	$34,285
Portfolio turnover rate (%)	39	51	51	65	71

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$18.00	$13.88	$12.47	$13.93	$10.65
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	0.14	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.82	5.42	1.45	(0.98)	3.27
Total from investment operations	0.84	5.41	1.59	(0.95)	3.32
Less distributions from:
Net investment income	0.02	0.00 ^	0.12	0.03	0.04
Net realized gain	0.65	1.29	0.06	0.46	—
Return of capital	—	—	—	0.02	—
Total distributions	0.67	1.29	0.18	0.51	0.04
Net asset value, end of year	$18.17	$18.00	$13.88	$12.47	$13.93
Total return (%)	4.73	39.31	12.73	(6.68)	31.16
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.23	1.24	1.18	1.14	1.10
Expenses, before waivers and reimbursements	1.23	1.25	1.29	1.30	1.29
Net investment income (loss), net of waivers and reimbursements	0.12	(0.07)	1.02	0.26	0.43
Net investment income (loss), before waivers and reimbursements	0.12	(0.08)	0.91	0.10	0.24
Class I net assets at end of year (in thousands)	$544,963	$352,832	$196,184	$190,686	$130,214
Portfolio turnover rate (%)	39	51	51	65	71

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	177

Financial Highlights

Global Leaders Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.43	$9.47	$8.10	$8.40	$6.97
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.03	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.41	1.96	1.37	(0.31)	1.44
Total from investment operations	0.43	1.98	1.40	(0.29)	1.43
Less distributions from:
Net investment income	—	0.02	0.03	0.01	—
Net realized gain	0.02	—	—	—	—
Total distributions	0.02	0.02	0.03	0.01	—
Net asset value, end of year	$11.84	$11.43	$9.47	$8.10	$8.40
Total return (%)	3.76	20.86	17.25	(3.47)	20.52
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.52
Expenses, before waivers and reimbursements	1.62	1.63	1.84	1.82	1.93
Net investment income (loss), net of waivers and reimbursements	0.16	0.18	0.29	0.29	(0.09)
Net investment income (loss), before waivers and reimbursements	0.04	0.05	(0.05)	(0.03)	(0.50)
Class N net assets at end of year (in thousands)	$5,007	$6,403	$5,215	$3,740	$5,101
Portfolio turnover rate (%)	60	70	73	75	96

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.42	$9.47	$8.09	$8.40	$6.96
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.04	0.05	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.43	1.95	1.38	(0.31)	1.43
Total from investment operations	0.47	1.99	1.43	(0.27)	1.44
Less distributions from:
Net investment income	0.02	0.04	0.05	0.04	0.00	^
Net realized gain	0.02	—	—	—	—
Total distributions	0.04	0.04	0.05	0.04	0.00	^
Net asset value, end of year	$11.85	$11.42	$9.47	$8.09	$8.40
Total return (%)	4.08	21.05	17.64	(3.26)	20.73
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.27
Expenses, before waivers and reimbursements	1.33	1.35	1.56	1.55	1.62
Net investment income (loss), net of waivers and reimbursements	0.38	0.40	0.54	0.52	0.16
Net investment income (loss), before waivers and reimbursements	0.30	0.30	0.23	0.22	(0.19)
Class I net assets at end of year (in thousands)	$52,090	$53,562	$45,757	$38,834	$39,776
Portfolio turnover rate (%)	60	70	73	75	96

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Annual Report	December 31, 2014

Financial Highlights

Global Leaders Fund

	Institutional Class
	Periods Ended December 31,
	2014	2013	2012(a)
Net asset value, beginning of year	$11.42	$9.47	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.43	1.97	(0.03)
Total from investment operations	0.49	2.01	(0.03)
Less distributions from:
Net investment income	0.04	0.06	—
Net realized gain	0.02	—	—
Total distributions	0.06	0.06	—
Net asset value, end of year	$11.85	$11.42	$9.47
Total return (%)*	4.24	21.23	(0.32)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.13	1.14	1.26
Net investment income (loss), net of waivers and reimbursements	0.51	0.37	(0.91)
Net investment income (loss), before waivers and reimbursements	0.48	0.33	(1.07)
Institutional Class net assets at end of year (in thousands)	$106,565	$87,118	$16,022
Portfolio turnover rate (%)*	60	70	73

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from December 19, 2012 (Commencement of Operations) to December 31, 2012.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	179

Financial Highlights

Global Small Cap Growth Fund

	Class N
	Periods Ended December 31,
	2014	2013(a)
Net asset value, beginning of year	$12.14	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	0.64	2.49
Total from investment operations	0.59	2.47
Less distributions from:
Net investment income	—	—
Net realized gain	0.53	0.33
Total distributions	0.53	0.33
Net asset value, end of year	$12.20	$12.14
Total return (%)*	4.93	24.75
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65
Expenses, before waivers and reimbursements	2.07	2.47
Net investment income (loss), net of waivers and reimbursements	(0.42)	(0.23)
Net investment income (loss), before waivers and reimbursements	(0.84)	(1.05)
Class N net assets at end of year (in thousands)	$591	$203
Portfolio turnover rate (%)*	117	86

	Class I
	Periods Ended December 31,
	2014	2013(a)
Net asset value, beginning of year	$12.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.00)^
Net realized and unrealized gain (loss) on investments	0.65	2.50
Total from investment operations	0.63	2.50
Less distributions from:
Net investment income	—	0.01
Net realized gain	0.53	0.33
Total distributions	0.53	0.34
Net asset value, end of year	$12.26	$12.16
Total return (%)*	5.26	25.00
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40
Expenses, before waivers and reimbursements	1.81	2.20
Net investment income (loss), net of waivers and reimbursements	(0.18)	0.03
Net investment income (loss), before waivers and reimbursements	(0.59)	(0.77)
Class I net assets at end of year (in thousands)	$42,537	$17,222
Portfolio turnover rate (%)*	117	86

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Annual Report	December 31, 2014

Financial Highlights

International Leaders Fund

	Class N
	Periods Ended December 31,
	2014	2013	2012(a)
Net asset value, beginning of year	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.03	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.47)	1.99	0.82
Total from investment operations	(0.34)	2.02	0.82
Less distributions from:
Net investment income	0.06	0.18	0.01
Net realized gain	—	—	—
Total distributions	0.06	0.18	0.01
Net asset value, end of year	$12.25	$12.65	$10.81
Total return (%)*	(2.67)	18.75	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.59	1.73	4.98
Net investment income (loss), net of waivers and reimbursements	1.00	0.29	0.00
Net investment income (loss), before waivers and reimbursements	0.86	0.01	(3.53)
Class N net assets at end of year (in thousands)	$150	$154	$542
Portfolio turnover rate (%)*	79	73	16

	Class I
	Periods Ended December 31,
	2014	2013	2012(a)
Net asset value, beginning of year	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.12	0.01
Net realized and unrealized gain (loss) on investments	(0.47)	1.94	0.82
Total from investment operations	(0.31)	2.06	0.83
Less distributions from:
Net investment income	0.09	0.22	0.02
Net realized gain	—	—	—
Total distributions	0.09	0.22	0.02
Net asset value, end of year	$12.25	$12.65	$10.81
Total return (%)*	(2.43)	19.10	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.29	1.40	4.56
Net investment income (loss), net of waivers and reimbursements	1.25	1.06	0.22
Net investment income (loss), before waivers and reimbursements	1.16	0.86	(3.14)
Class I net assets at end of year (in thousands)	$9,561	$11,629	$4,336
Portfolio turnover rate (%)*	79	73	16

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	181

Financial Highlights

International Leaders Fund

	Institutional Class
	Periods Ended December 31,
	2014	2013	2012(a)
Net asset value, beginning of year	$12.65	$10.80	$10.24
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.15	0.00	^
Net realized and unrealized gain (loss) on investments	(0.47)	1.94	0.58
Total from investment operations	(0.30)	2.09	0.58
Less distributions from:
Net investment income	0.11	0.24	0.02
Net realized gain	—	—	—
Total distributions	0.11	0.24	0.02
Net asset value, end of year	$12.24	$12.65	$10.80
Total return (%)*	(2.34)	19.39	5.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.05	1.05
Expenses, before waivers and reimbursements	1.14	1.25	1.84
Net investment income (loss), net of waivers and reimbursements	1.33	1.31	0.01
Net investment income (loss), before waivers and reimbursements	1.24	1.11	(0.78)
Institutional Class net assets at end of year (in thousands)	$78,251	$56,991	$5,286
Portfolio turnover rate (%)*	79	73	16

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from November 2, 2012 (Comencement of Operations) to December 31, 2012.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

182	Annual Report	December 31, 2014

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.28	$12.05	$10.56	$12.12	$11.07
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.09	0.11	0.13	0.06
Net realized and unrealized gain (loss) on investments	(0.60)	2.25	1.75	(1.69)	1.15
Total from investment operations	(0.44)	2.34	1.86	(1.56)	1.21
Less distributions from:
Net investment income	0.08	0.11	0.37	—	0.16
Net realized gain	—	—	—	—	—
Total distributions	0.08	0.11	0.37	—	0.16
Net asset value, end of year	$13.76	$14.28	$12.05	$10.56	$12.12
Total return (%)	(3.09)	19.47	17.57	(12.87)	10.92
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.38	1.45	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.56	1.65	1.71	1.60	1.66
Net investment income (loss), net of waivers and reimbursements	1.11	0.73	0.95	1.09	0.55
Net investment income (loss), before waivers and reimbursements	0.93	0.53	0.69	0.94	0.34
Class N net assets at end of year (in thousands)	$3,497	$4,307	$5,648	$6,773	$13,733
Portfolio turnover rate (%)	73	88	80	99	71

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.43	$12.18	$10.67	$12.22	$11.16
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.14	0.14	0.17	0.10
Net realized and unrealized gain (loss) on investments	(0.59)	2.26	1.77	(1.72)	1.15
Total from investment operations	(0.40)	2.40	1.91	(1.55)	1.25
Less distributions from:
Net investment income	0.12	0.15	0.40	—	0.19
Net realized gain	—	—	—	—	—
Total distributions	0.12	0.15	0.40	—	0.19
Net asset value, end of year	$13.91	$14.43	$12.18	$10.67	$12.22
Total return (%)	(2.80)	19.74	17.89	(12.68)	11.19
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.13	1.20	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.32	1.41	1.44	1.33	1.28
Net investment income (loss), net of waivers and reimbursements	1.35	1.07	1.17	1.43	0.88
Net investment income (loss), before waivers and reimbursements	1.16	0.86	0.93	1.30	0.80
Class I net assets at end of year (in thousands)	$65,012	$75,271	$64,536	$68,884	$164,322
Portfolio turnover rate (%)	73	88	80	99	71

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	183

Financial Highlights

Institutional International Equity Fund

	Institutional Class
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.70	$10.82	$9.27	$10.78	$9.84
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.13	0.13	0.16	0.10
Net realized and unrealized gain (loss) on investments	(0.65)	2.00	1.57	(1.47)	0.99
Total from investment operations	(0.44)	2.13	1.70	(1.31)	1.09
Less distributions from:
Net investment income	0.25	0.25	0.15	0.20	0.15
Net realized gain	—	—	—	—	—
Total distributions	0.25	0.25	0.15	0.20	0.15
Net asset value, end of year	$12.01	$12.70	$10.82	$9.27	$10.78
Total return (%)	(3.50)	19.78	18.31	(12.12)	11.12
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.03	1.10	1.10	1.10	1.07
Expenses, before waivers and reimbursements	1.63	1.12	1.16	1.10	1.07
Net investment income (loss), net of waivers and reimbursements	1.61	1.12	1.28	1.48	0.97
Net investment income (loss), before waivers and reimbursements	1.01	1.10	1.22	1.48	0.97
Institutional Class net assets at end of year (in thousands)	$14,574	$100,805	$109,690	$111,474	$291,468
Portfolio turnover rate (%)	61	84	86	91	73

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

184	Annual Report	December 31, 2014

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$26.30	$22.43	$18.68	$21.85	$18.55
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.27	0.26	0.26	0.14
Net realized and unrealized gain (loss) on investments	(1.15)	3.89	4.16	(3.43)	3.58
Total from investment operations	(0.84)	4.16	4.42	(3.17)	3.72
Less distributions from:
Net investment income	0.22	0.29	0.67	—	0.42
Net realized gain	—	—	—	—	—
Total distributions	0.22	0.29	0.67	—	0.42
Net asset value, end of year	$25.24	$26.30	$22.43	$18.68	$21.85
Total return (%)	(3.19)	18.57	23.67	(14.51)	20.09
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.44	1.44	1.44	1.45	1.43
Expenses, before waivers and reimbursements	1.44	1.44	1.44	1.46	1.43
Net investment income (loss), net of waivers and reimbursements	1.17	1.13	1.25	1.22	0.73
Net investment income (loss), before waivers and reimbursements	1.17	1.13	1.25	1.21	0.73
Class N net assets at end of year (in thousands)	$978,433	$1,418,083	$1,269,736	$1,277,534	$2,689,417
Portfolio turnover rate (%)	79	97	81	103	99

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$26.91	$22.94	$19.10	$22.34	$18.95
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.35	0.32	0.30	0.20
Net realized and unrealized gain (loss) on investments	(1.13)	3.99	4.25	(3.48)	3.67
Total from investment operations	(0.77)	4.34	4.57	(3.18)	3.87
Less distributions from:
Net investment income	0.32	0.37	0.73	0.06	0.48
Net realized gain	—	—	—	—	—
Total distributions	0.32	0.37	0.73	0.06	0.48
Net asset value, end of year	$25.82	$26.91	$22.94	$19.10	$22.34
Total return (%)	(2.86)	18.96	23.96	(14.23)	20.47
Ratios to average daily net assets (%):
Expenses	1.14	1.11	1.15	1.15	1.14
Net investment income (loss)	1.36	1.43	1.51	1.40	0.99
Class I net assets at end of year (in thousands)	$2,705,054	$2,877,541	$2,402,897	$1,951,368	$2,392,762
Portfolio turnover rate (%)	79	97	81	103	99

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	185

Financial Highlights

Institutional International Growth Fund

	Institutional Class
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.40	$14.89	$12.39	$14.37	$12.20
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.25	0.23	0.21	0.14
Net realized and unrealized gain (loss) on investments	(0.71)	2.56	2.76	(2.17)	2.31
Total from investment operations	(0.45)	2.81	2.99	(1.96)	2.45
Less distributions from:
Net investment income	0.32	0.30	0.49	0.02	0.28
Net realized gain	1.37	—	—	—	—
Total distributions	1.69	0.30	0.49	0.02	0.28
Net asset value, end of year	$15.26	$17.40	$14.89	$12.39	$14.37
Total return (%)	(2.66)	18.90	24.11	(13.66)	20.10
Ratios to average daily net assets (%):
Expenses	0.97	0.97	0.98	0.99	0.99
Net investment income (loss)	1.50	1.58	1.64	1.51	1.12
Institutional Class net assets at end of year (in thousands)	$2,339,169	$2,440,149	$1,974,130	$1,542,594	$1,886,217
Portfolio turnover rate (%)	83	97	83	111	99

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

186	Annual Report	December 31, 2014

Financial Highlights

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$16.08	$13.46	$11.36	$13.07	$10.40
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.10	0.08	0.07	0.03
Net realized and unrealized gain (loss) on investments	(1.38)	3.35	2.27	(1.66)	2.66
Total from investment operations	(1.35)	3.45	2.35	(1.59)	2.69
Less distributions from:
Net investment income	0.18	0.16	0.25	0.12	0.02
Net realized gain	1.99	0.67	—	—	—
Total distributions	2.17	0.83	0.25	0.12	0.02
Net asset value, end of year	$12.56	$16.08	$13.46	$11.36	$13.07
Total return (%)	(8.43)	25.80	20.73	(12.16)	25.88
Ratios to average daily net assets (%):
Expenses	1.58	1.59	1.61	1.64	1.55
Net investment income (loss)	0.20	0.67	0.65	0.55	0.30
Class N net assets at end of year (in thousands)	$13,676	$18,910	$14,771	$18,991	$21,916
Portfolio turnover rate (%)	127	111	76	85	85

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$16.23	$13.58	$11.46	$13.19	$10.49
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.15	0.12	0.12	0.07
Net realized and unrealized gain (loss) on investments	(1.40)	3.37	2.30	(1.69)	2.68
Total from investment operations	(1.31)	3.52	2.42	(1.57)	2.75
Less distributions from:
Net investment income	0.23	0.20	0.30	0.16	0.05
Net realized gain	1.99	0.67	—	—	—
Total distributions	2.22	0.87	0.30	0.16	0.05
Net asset value, end of year	$12.70	$16.23	$13.58	$11.46	$13.19
Total return (%)	(8.10)	26.11	21.10	(11.84)	26.24
Ratios to average daily net assets (%):
Expenses	1.28	1.30	1.30	1.28	1.25
Net investment income (loss)	0.56	0.96	0.95	0.92	0.61
Class I net assets at end of year (in thousands)	$364,161	$508,758	$359,557	$364,574	$349,679
Portfolio turnover rate (%)	127	111	76	85	85

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	187

Financial Highlights

International Small Cap Growth Fund

	Institutional Class
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$16.32	$13.64	$11.51	$13.24	$10.53
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.18	0.15	0.14	0.09
Net realized and unrealized gain (loss) on investments	(1.41)	3.41	2.31	(1.68)	2.69
Total from investment operations	(1.29)	3.59	2.46	(1.54)	2.78
Less distributions from:
Net investment income	0.27	0.24	0.33	0.19	0.07
Net realized gain	1.99	0.67	—	—	—
Total distributions	2.26	0.91	0.33	0.19	0.07
Net asset value, end of year	$12.77	$16.32	$13.64	$11.51	$13.24
Total return (%)	(7.91)	26.49	21.36	(11.60)	26.40
Ratios to average daily net assets (%):
Expenses	1.06	1.06	1.08	1.08	1.08
Net investment income (loss),	0.74	1.20	1.14	1.10	0.77
Institutional Class net assets at end of year (in thousands)	$245,103	$408,524	$345,180	$334,656	$275,356
Portfolio turnover rate (%)	127	111	76	85	85

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

188	Annual Report	December 31, 2014

Financial Highlights

Emerging Markets Leaders Fund

	Class N
	Periods Ended December 31,
	2014		2013	2012	2011	2010(a)
Net asset value, beginning of year	$9.10		$9.20	$7.68	$10.34	$8.80
Income (loss) from investment operations:
Net investment income (loss)	0.05		(0.02)	0.02	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	0.14		(0.05)	1.54	(2.08)	1.64
Total from investment operations	0.19		(0.07)	1.56	(2.04)	1.62
Less distributions from:
Net investment income	0.00	^	0.03	0.04	—	0.02
Net realized gain	0.23		—	—	0.62	0.06
Total distributions	0.23		0.03	0.04	0.62	0.08
Net asset value, end of year	$9.06		$9.10	$9.20	$7.68	$10.34
Total return (%)*	2.17		(0.74)	20.37	(19.55)	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65		1.65	1.65	1.65	1.65
Expenses, before waivers and reimbursements	1.82		1.83	2.10	1.83	1.71
Net investment income (loss), net of waivers and reimbursements	0.51		(0.23)	0.26	0.44	(0.38)
Net investment income (loss), before waivers and reimbursements	0.34		(0.41)	(0.19)	0.26	(0.44)
Class N net assets at end of year (in thousands)	$1,832		$1,959	$249	$46	$53
Portfolio turnover rate (%)*	131		131	94	142	176

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.10	$9.18	$7.66	$10.35	$8.43
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	0.07	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.15	(0.10)	1.51	(2.08)	1.98
Total from investment operations	0.23	(0.05)	1.58	(2.02)	2.00
Less distributions from:
Net investment income	0.02	0.03	0.06	0.05	0.02
Net realized gain	0.23	—	—	0.62	0.06
Return of capital	—	—	—	0.00 ^	—
Total distributions	0.25	0.03	0.06	0.67	0.08
Net asset value, end of year	$9.08	$9.10	$9.18	$7.66	$10.35
Total return (%)	2.62	(0.60)	20.64	(19.34)	23.70
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.60	1.58	1.75	1.58	1.52
Net investment income (loss), net of waivers and reimbursements	0.84	0.51	0.83	0.69	0.25
Net investment income (loss), before waivers and reimbursements	0.64	0.33	0.48	0.51	0.13
Class I net assets at end of year (in thousands)	$28,475	$34,590	$25,628	$21,610	$16,332
Portfolio turnover rate (%)	131	131	94	142	176

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	189

Financial Highlights

Emerging Markets Leaders Fund

	Institutional Class
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.10	$9.18	$7.65	$10.35	$8.43
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.06	0.08	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.16	(0.10)	1.52	(2.10)	1.97
Total from investment operations	0.24	(0.04)	1.60	(2.01)	2.01
Less distributions from:
Net investment income	0.04	0.04	0.07	0.06	0.03
Net realized gain	0.23	—	—	0.63	0.06
Return of capital	—	—	—	0.00 ^	—
Total distributions	0.27	0.04	0.07	0.69	0.09
Net asset value, end of year	$9.07	$9.10	$9.18	$7.65	$10.35
Total return (%)	2.68	(0.46)	20.97	(19.30)	23.84
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.26
Expenses, before waivers and reimbursements	1.42	1.42	1.59	1.41	1.35
Net investment income (loss), net of waivers and reimbursements	0.83	0.68	0.90	0.90	0.50
Net investment income (loss), before waivers and reimbursements	0.66	0.51	0.56	0.74	0.41
Institutional Class net assets at end of year (in thousands)	$75,875	$36,509	$43,102	$26,166	$78,516
Portfolio turnover rate (%)	131	131	94	142	176

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

190	Annual Report	December 31, 2014

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.28	$13.40	$11.16	$15.76	$12.87
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	0.07	0.07	(0.01)
Net realized and unrealized gain (loss) on investments	0.37	0.09	2.24	(2.84)	3.02
Total from investment operations	0.45	0.14	2.31	(2.77)	3.01
Less distributions from:
Net investment income	0.08	0.01	0.07	—	0.12
Net realized gain	0.74	0.25	—	1.83	—
Total distributions	0.82	0.26	0.07	1.83	0.12
Net asset value, end of year	$12.91	$13.28	$13.40	$11.16	$15.76
Total return (%)	3.40	1.05	20.70	(17.29)	23.44
Ratios to average daily net assets (%):
Expenses	1.64	1.68	1.69	1.68	1.63
Net investment income (loss)	0.55	0.39	0.59	0.48	(0.05)
Class N net assets at end of year (in thousands)	$12,638	$13,723	$16,724	$17,474	$34,324
Portfolio turnover rate (%)	101	118	90	104	121

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.38	$13.50	$11.25	$15.87	$12.95
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.08	0.11	0.11	0.04
Net realized and unrealized gain (loss) on investments	0.37	0.10	2.25	(2.85)	3.03
Total from investment operations	0.48	0.18	2.36	(2.74)	3.07
Less distributions from:
Net investment income	0.11	0.05	0.11	0.05	0.15
Net realized gain	0.74	0.25	—	1.83	—
Total distributions	0.85	0.30	0.11	1.88	0.15
Net asset value, end of year	$13.01	$13.38	$13.50	$11.25	$15.87
Total return (%)	3.65	1.36	21.01	(17.00)	23.77
Ratios to average daily net assets (%):
Expenses	1.40	1.41	1.41	1.38	1.36
Net investment income (loss)	0.79	0.62	0.86	0.77	0.26
Class I net assets at end of year (in thousands)	$166,488	$152,588	$144,942	$124,739	$194,763
Portfolio turnover rate (%)	101	118	90	104	121

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	191

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.46	$13.59	$11.32	$15.96	$13.03
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.12	0.14	0.14	0.06
Net realized and unrealized gain (loss) on investments	0.37	0.08	2.27	(2.87)	3.05
Total from investment operations	0.51	0.20	2.41	(2.73)	3.11
Less distributions from:
Net investment income	0.14	0.08	0.14	0.08	0.18
Net realized gain	0.74	0.25	—	1.83	—
Total distributions	0.88	0.33	0.14	1.91	0.18
Net asset value, end of year	$13.09	$13.46	$13.59	$11.32	$15.96
Total return (%)	3.85	1.49	21.28	(16.82)	23.91
Ratios to average daily net assets (%):
Expenses	1.18	1.19	1.20	1.19	1.17
Net investment income (loss)	1.00	0.87	1.12	0.93	0.43
Institutional Class net assets at end of year (in thousands)	$806,708	$833,711	$802,571	$675,633	$1,021,456
Portfolio turnover rate (%)	101	118	90	104	121

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

192	Annual Report	December 31, 2014

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	Periods Ended December 31,
	2014	2013		2012	2011(a)
Net asset value, beginning of year	$15.12	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.05		0.06	0.00 ^
Net realized and unrealized gain (loss) on investments	2.13	2.08		3.27	(0.27)
Total from investment operations	2.17	2.13		3.33	(0.27)
Less distributions from:
Net investment income	0.03	—		0.07	—
Net realized gain	0.74	0.00	^	—	—
Total distributions	0.77	0.00	^	0.07	—
Net asset value, end of year	$16.52	$15.12		$12.99	$9.73
Total return (%)*	14.41	16.42		34.23	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65		1.65	1.65
Expenses, before waivers and reimbursements	1.74	2.19		4.76	9.53
Net investment income (loss), net of waivers and reimbursements	0.21	0.38		0.56	0.08
Net investment income (loss), before waivers and reimbursements	0.12	(0.16)		(2.54)	(7.80)
Class N net assets at end of year (in thousands)	$10,745	$9,313		$3,016	$1,012
Portfolio turnover rate (%)*	124	138		78	17

	Class I
	Periods Ended December 31,
	2014	2013		2012	2011(a)
Net asset value, beginning of year	$15.13	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments	2.20	2.12		3.29	(0.28)
Total from investment operations	2.22	2.17		3.37	(0.27)
Less distributions from:
Net investment income	0.09	0.03		0.11	—
Net realized gain	0.74	0.00	^	—	—
Total distributions	0.83	0.03		0.11	—
Net asset value, end of year	$16.52	$15.13		$12.99	$9.73
Total return (%)*	14.73	16.70		34.62	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40		1.40	1.40
Expenses, before waivers and reimbursements	1.49	1.72		4.40	9.28
Net investment income (loss), net of waivers and reimbursements	0.15	0.35		0.70	0.33
Net investment income (loss), before waivers and reimbursements	0.06	0.03		(2.30)	(7.55)
Class I net assets at end of year (in thousands)	$119,662	$58,123		$8,763	$2,260
Portfolio turnover rate (%)*	124	138		78	17

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from October 24, 2011 (Comencement of Operations) to December 31, 2011.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	193

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Institutional Class
	Periods Ended December 31,
	2014	2013		2012(a)
Net asset value, beginning of year	$15.14	$13.00		$12.79
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.07		0.00 ^
Net realized and unrealized gain (loss) on investments	2.18	2.11		0.21
Total from investment operations	2.24	2.18		0.21
Less distributions from:
Net investment income	0.11	0.04		—
Net realized gain	0.74	0.00	^	—
Total distributions	0.85	0.04		—
Net asset value, end of year	$16.53	$15.14		$13.00
Total return (%)*	14.85	16.80		1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25		1.25
Expenses, before waivers and reimbursements	1.34	1.56		2.32
Net investment income (loss), net of waivers and reimbursements	0.37	0.47		(0.87)
Net investment income (loss), before waivers and reimbursements	0.28	0.16		(1.93)
Institutional Class net assets at end of year (in thousands)	$123,496	$91,663		$15,242
Portfolio turnover rate (%)*	124	138		78

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from December 20, 2012 (Comencement of Operations) to December 31, 2012.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

194	Annual Report	December 31, 2014

Financial Highlights

Bond Fund

	Class N
	Years Ended December 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$10.60		$11.28	$10.91	$10.70	$10.40
Income (loss) from investment operations:
Net investment income (loss)	0.31		0.32	0.36	0.43	0.46
Net realized and unrealized gain (loss) on investments	0.23		(0.47)	0.53	0.34	0.35
Total from investment operations	0.54		(0.15)	0.89	0.77	0.81
Less distributions from:
Net investment income	0.40		0.42	0.45	0.47	0.48
Net realized gain	0.00	^	0.11	0.07	0.09	0.03
Total distributions	0.40		0.53	0.52	0.56	0.51
Net asset value, end of year	$10.74		$10.60	$11.28	$10.91	$10.70
Total return (%)	5.10		(1.37)	8.33	7.41	7.86
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.65		0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.85		0.82	0.81	0.76	0.70
Net investment income (loss), net of waivers and reimbursements	2.90		2.89	3.25	3.97	4.25
Net investment income (loss), before waivers and reimbursements	2.70		2.72	3.09	3.86	4.20
Class N net assets at end of year (in thousands)	$16,720		$11,389	$32,867	$8,345	$4,479
Portfolio turnover rate (%)	35		41	25	28	25

	Class I
	Years Ended December 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$10.49		$11.17	$10.80	$10.59	$10.31
Income (loss) from investment operations:
Net investment income (loss)	0.33		0.33	0.38	0.45	0.47
Net realized and unrealized gain (loss) on investments	0.23		(0.48)	0.52	0.33	0.33
Total from investment operations	0.56		(0.15)	0.90	0.78	0.80
Less distributions from:
Net investment income	0.41		0.42	0.46	0.48	0.49
Net realized gain	0.00	^	0.11	0.07	0.09	0.03
Total distributions	0.41		0.53	0.53	0.57	0.52
Net asset value, end of year	$10.64		$10.49	$11.17	$10.80	$10.59
Total return (%)	5.37		(1.28)	8.54	7.62	7.89
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.50		0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.60		0.58	0.56	0.55	0.55
Net investment income (loss), net of waivers and reimbursements	3.07		3.05	3.45	4.17	4.41
Net investment income (loss), before waivers and reimbursements	2.97		2.97	3.39	4.12	4.36
Class I net assets at end of year (in thousands)	$149,466		$145,939	$172,836	$154,224	$147,807
Portfolio turnover rate (%)	35		41	25	28	25

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	195

Financial Highlights

Bond Fund

	Institutional Class
	Years Ended December 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$10.48		$11.16	$10.80	$10.58	$10.30
Income (loss) from investment operations:
Net investment income (loss)	0.34		0.35	0.40	0.45	0.48
Net realized and unrealized gain (loss) on investments	0.23		(0.48)	0.51	0.36	0.34
Total from investment operations	0.57		(0.13)	0.91	0.81	0.82
Less distributions from:
Net investment income	0.42		0.44	0.48	0.50	0.51
Net realized gain	0.00	^	0.11	0.07	0.09	0.03
Total distributions	0.42		0.55	0.55	0.59	0.54
Net asset value, end of year	$10.63		$10.48	$11.16	$10.80	$10.58
Total return (%)	5.53		(1.13)	8.61	7.88	8.06
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.35		0.35	0.35	0.35	0.35
Expenses, before waivers and reimbursements	0.41		0.39	0.38	0.39	0.40
Net investment income (loss), net of waivers and reimbursements	3.23		3.19	3.60	4.24	4.54
Net investment income (loss), before waivers and reimbursements	3.17		3.15	3.57	4.20	4.49
Institutional Class net assets at end of year (in thousands)	$97,341		$87,527	$91,039	$69,447	$40,490
Portfolio turnover rate (%)	35		41	25	28	25

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

196	Annual Report	December 31, 2014

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.11	$9.55	$9.32	$9.22	$9.07
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.20	0.24	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.10	(0.35)	0.31	0.15	0.19
Total from investment operations	0.28	(0.15)	0.55	0.47	0.54
Less distributions from:
Net investment income	0.27	0.29	0.32	0.37	0.39
Net realized gain	—	—	—	—	—
Total distributions	0.27	0.29	0.32	0.37	0.39
Net asset value, end of year	$9.12	$9.11	$9.55	$9.32	$9.22
Total return (%)	3.06	(1.61)	6.00	5.21	6.04
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.84	0.85	0.83	0.85	0.85
Expenses, before waivers and reimbursements	0.84	1.03	0.83	0.91	0.85
Net investment income (loss), net of waivers and reimbursements	1.99	2.13	2.49	3.40	3.79
Net investment income (loss), before waivers and reimbursements	1.99	1.95	2.49	3.34	3.79
Class N net assets at end of year (in thousands)	$34,020	$41,662	$68,947	$44,802	$35,755
Portfolio turnover rate (%)	30	41	33	39	29

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.05	$9.48	$9.25	$9.15	$9.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.21	0.26	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.09	(0.34)	0.31	0.15	0.19
Total from investment operations	0.29	(0.13)	0.57	0.49	0.56
Less distributions from:
Net investment income	0.29	0.30	0.34	0.39	0.41
Net realized gain	—	—	—	—	—
Total distributions	0.29	0.30	0.34	0.39	0.41
Net asset value, end of year	$9.05	$9.05	$9.48	$9.25	$9.15
Total return (%)	3.20	(1.41)	6.28	5.46	6.33
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.59	0.70	0.58	0.64	0.63
Expenses, before waivers and reimbursements	0.59	0.77	0.58	0.64	0.63
Net investment income (loss), net of waivers and reimbursements	2.24	2.30	2.78	3.66	4.01
Net investment income (loss), before waivers and reimbursements	2.24	2.23	2.78	3.66	4.01
Class I net assets at end of year (in thousands)	$64,834	$64,152	$72,830	$67,183	$77,522
Portfolio turnover rate (%)	30	41	33	39	29

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	197

Financial Highlights

Low Duration Fund

	Class N
	Years Ended December 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$9.52		$9.83	$9.82	$9.90	$9.93
Income (loss) from investment operations:
Net investment income (loss)	0.11		0.10	0.13	0.15	0.13
Net realized and unrealized gain (loss) on investments	(0.00)	^	(0.16)	0.14	0.02	0.05
Total from investment operations	0.11		(0.06)	0.27	0.17	0.18
Less distributions from:
Net investment income	0.25		0.25	0.26	0.25	0.21
Net realized gain	—		—	—	—	—
Total distributions	0.25		0.25	0.26	0.25	0.21
Net asset value, end of year	$9.38		$9.52	$9.83	$9.82	$9.90
Total return (%)	1.20		(0.62)	2.80	1.73	1.86
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.70		0.70	0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.75		0.71	0.74	0.73	0.78
Net investment income (loss), net of waivers and reimbursements	1.19		1.06	1.37	1.52	1.33
Net investment income (loss), before waivers and reimbursements	1.14		1.05	1.33	1.49	1.25
Class N net assets at end of year (in thousands)	$4,969		$5,158	$11,216	$6,260	$6,937
Portfolio turnover rate (%)	83		56	20	43	51

	Class I
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.52	$9.83	$9.82	$9.89	$9.93
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.12	0.15	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.01)	(0.17)	0.14	0.02	0.04
Total from investment operations	0.12	(0.05)	0.29	0.19	0.19
Less distributions from:
Net investment income	0.27	0.26	0.28	0.26	0.23
Net realized gain	—	—	—	—	—
Total distributions	0.27	0.26	0.28	0.26	0.23
Net asset value, end of year	$9.37	$9.52	$9.83	$9.82	$9.89
Total return (%)	1.24	(0.47)	2.96	1.99	1.89
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.55	0.55	0.55	0.55	0.55
Expenses, before waivers and reimbursements	0.60	0.56	0.57	0.58	0.63
Net investment income (loss), net of waivers and reimbursements	1.35	1.24	1.52	1.67	1.46
Net investment income (loss), before waivers and reimbursements	1.30	1.23	1.50	1.64	1.38
Class I net assets at end of year (in thousands)	$104,433	$122,583	$157,213	$82,828	$88,568
Portfolio turnover rate (%)	83	56	20	43	51

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

198	Annual Report	December 31, 2014

Financial Highlights

Low Duration Fund

	Institutional Class
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.53	$9.83	$9.83	$9.90	$9.93
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.13	0.17	0.18	0.16
Net realized and unrealized gain (loss) on investments	(0.01)	(0.15)	0.12	0.03	0.05
Total from investment operations	0.13	(0.02)	0.29	0.21	0.21
Less distributions from:
Net investment income	0.28	0.28	0.29	0.28	0.24
Net realized gain	—	—	—	—	—
Total distributions	0.28	0.28	0.29	0.28	0.24
Net asset value, end of year	$9.38	$9.53	$9.83	$9.83	$9.90
Total return (%)	1.40	(0.20)	3.01	2.14	2.15
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.40	0.39	0.40	0.40	0.40
Expenses, before waivers and reimbursements	0.43	0.39	0.41	0.42	0.48
Net investment income (loss), net of waivers and reimbursements	1.45	1.37	1.68	1.81	1.61
Net investment income (loss), before waivers and reimbursements	1.42	1.37	1.67	1.79	1.53
Institutional Class net assets at end of year (in thousands)	$68,095	$46,485	$118,401	$68,059	$47,965
Portfolio turnover rate (%)	83	56	20	43	51

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	199

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net realized and unrealized gain (loss) on investments	—		—		—		—		—
Total from investment operations	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Less distributions from:
Net investment income	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net realized gain	—		—		—		—		—
Total distributions	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)	0.01		0.01		0.01		0.01		0.01
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.07		0.10		0.14		0.14		0.24
Expenses, before waivers and reimbursements	0.62		0.62		0.62		0.62		0.61
Net investment income (loss), net of waivers and reimbursements	0.01		0.01		0.01		0.01		0.01
Net investment income (loss), before waivers and reimbursements	(0.54)		(0.51)		(0.47)		(0.47)		(0.36)
Class N net assets at end of year (in thousands)	$1,418,687		$1,411,733		$1,515,330		$1,271,746		$1,216,543

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

200	Annual Report	December 31, 2014

Financial Highlights

Macro Allocation Fund

		Class N
	Period Ended December 31,	Periods Ended October 31,
	2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$13.07	$12.61	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.02	0.05	0.11
Net realized and unrealized gain (loss) on investments	(0.31)	0.76	1.59	1.24
Total from investment operations	(0.27)	0.78	1.64	1.35
Less distributions from:
Net investment income	0.66	0.09	0.11	0.07
Net realized gain	—	0.23	0.20	—
Total distributions	0.66	0.32	0.31	0.07
Net asset value, end of year	$12.14	$13.07	$12.61	$11.28
Total return (%)*	(2.00)	6.34	14.87	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.35	1.35	1.35	1.35
Expenses, net of waivers and reimbursements	1.38	1.47	1.49	1.41
Expenses, before waivers and reimbursements	1.46	1.60	1.78	2.95
Net investment income (loss), net of waivers and reimbursements	2.06	0.20	0.37	1.18
Net investment income (loss), before waivers and reimbursements	1.98	0.07	0.08	(0.36)
Class N net assets at end of year (in thousands)	$150,778	$150,785	$97,498	$10,045
Portfolio turnover rate (%)*	17	59	10	40

		Class I
	Period Ended December 31,	Periods Ended October 31,
	2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$13.15	$12.66	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.07	0.16
Net realized and unrealized gain (loss) on investments	(0.31)	0.78	1.60	1.22
Total from investment operations	(0.26)	0.82	1.67	1.38
Less distributions from:
Net investment income	0.67	0.10	0.12	0.07
Net realized gain	—	0.23	0.20	—
Total distributions	0.67	0.33	0.32	0.07
Net asset value, end of year	$12.22	$13.15	$12.66	$11.31
Total return (%)*	(1.94)	6.60	15.06	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.07	1.10	1.10	1.10
Expenses, net of waivers and reimbursements	1.10	1.22	1.24	1.18
Expenses, before waivers and reimbursements	1.10	1.27	1.41	2.94
Net investment income (loss), net of waivers and reimbursements	2.33	0.32	0.62	1.67
Net investment income (loss), before waivers and reimbursements	2.33	0.27	0.45	(0.09)
Class I net assets at end of year (in thousands)	$649,756	$617,531	$224,860	$23,095
Portfolio turnover rate (%)*	17	59	10	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
(b)	For the period from November 1, 2014 to December 31, 2014.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2014	William Blair Funds	201

Financial Highlights

Macro Allocation Fund

		Institutional Class
	Period Ended December 31,	Periods Ended October 31,
	2014(b)	2014	2013(a)
Net asset value, beginning of year	$13.16	$12.66	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.31)	0.79	0.03
Total from investment operations	(0.26)	0.83	0.03
Less distributions from:
Net investment income	0.67	0.10	—
Net realized gain	—	0.23	—
Total distributions	0.67	0.33	—
Net asset value, end of year	$12.23	$13.16	$12.66
Total return (%)*	(1.91)	6.71	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.88	0.93	0.95
Expenses, net of waivers and reimbursements	0.91	1.05	1.00
Expenses, before waivers and reimbursements	0.91	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	2.54	0.32	(0.99)
Net investment income (loss), before waivers and reimbursements	2.54	0.32	(1.10)
Institutional Class net assets at end of year (in thousands)	$158,152	$150,447	$5,014
Portfolio turnover rate (%)*	17	59	10

(a)	For the period from October 21, 2013 (Commencement of Share Class) to October 31, 2013.
(b)	For the period from November 1, 2014 to December 31, 2014.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

202	Annual Report	December 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the William Blair Funds (comprising, respectively, the Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, Global Small Cap Growth Fund, International Leaders Fund, International Equity Fund, Institutional International Equity Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Bond Fund, Income Fund, Low Duration Fund, Ready Reserves Fund, and Macro Allocation Fund (collectively, the “Funds”)) as of December 31, 2014, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the William Blair Funds at December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 23, 2015

December 31, 2014	William Blair Funds	203

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

				Number of
		Term of		Portfolios
		Office and		in Trust
	Position(s)	Length of	Principal	Complex
	Held with	Time	Occupation(s)	Overseen	Other Directorships
Name and Year of Birth	Trust	Served	During Past 5 Years	by Trustee	Held by Trustee

Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Chairman, William Blair SICAV; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)
Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Director, William Blair SICAV; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964[2]	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	25	Potbelly Corporation
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010	25	AmericaFirst Quantitative Funds (5 portfolios)

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because of their positions at William Blair & Company, L.L.C. (“William Blair”), the Trust’s investment adviser and principal underwriter. William Blair (a privately held company) is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

See accompanying Notes to Financial Statements.

204	Annual Report	December 31, 2014

				Number of
		Term of		Portfolios
		Office and		in Trust
	Position(s)	Length of	Principal	Complex
	Held with	Time	Occupation(s)	Overseen	Other Directorships
Name and Year of Birth	Trust	Served	During Past 5 Years	by Trustee	Held by Trustee
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	25	The Hartford Group of Mutual Funds (66 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (2012 to 2014)
Donald J. Reaves, 1946[3]	Trustee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University, 2007 to 2014; prior thereto, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	25	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company
Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	25	Center for Furniture Craftsmanship (not-for-profit); Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	25	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	Mr. Avedisian has served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) since September 2001. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and the two entities affiliated with William Blair.
(3)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Adviser who is also a trustee of the University of Chicago.

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	205

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name and Year of Birth	with Trust	Time Served[1]	During Past 5 Years[2]

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Stephanie G. Braming, 1970	Senior Vice President	Since 2014	Partner, William Blair & Company, L.L.C.

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2014); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2014); Managing Partner, Singer Partners, LLC (2009-2011)

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2013); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2013); Goldman Sachs (1997-2011)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C.

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2011); prior thereto, Associate, William Blair & Company, L.L.C.

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair & Company, L.L.C.

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

See accompanying Notes to Financial Statements.

206	Annual Report	December 31, 2014

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name and Year of Birth	with Trust	Time Served[1]	During Past 5 Years[2]

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2012), Managing Partner, Singer Partners, LLC (2009-2011)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair & Company, L.L.C.

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C. (2006-2012 and since 2014); Partner, William Blair & Company, L.L.C. (2012-2014)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.

John Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C.

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

(2)	William Blair & Company, L.L.C. (“William Blair”) (a privately held company) is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

See accompanying Notes to Financial Statements.

December 31, 2014	William Blair Funds	207

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2014 (in thousands):

Fund	Capital Gain Dividend
Growth	$121,860
Large Cap Growth	4,759
Large Cap Value	382
Mid Cap Growth	48,240
Mid Cap Value	465
Small-Mid Cap Growth	68,782
Small-Mid Cap Value	288
Small Cap Growth	81,991
Small Cap Value	19,782
Global Leaders	258
Global Small Cap Growth	1,221
International Leaders	9
Institutional International Growth	186,607
International Small Cap Growth	88,688
Emerging Markets Leaders	2,645
Emerging Markets Growth	51,882
Emerging Markets Small Cap Growth	10,816
Bond	5

In January 2015, investors were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by investors in the calendar year 2014.

208	Annual Report	December 31, 2014

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund, the Institutional International Equity Fund, and the Ready Reserves Fund), service fees (for Class N shares of the Ready Reserves Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Low Duration Fund and the Macro Allocation Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to December 31, 2014.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA Fiduciary Administration fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2014	William Blair Funds	209

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2014	12/31/2014	the Period (a)	Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,030.35	$6.04	1.18%
Class N-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.18
Class I-actual return	$1,000.00	$1,031.85	$4.40	0.86
Class I-hypothetical 5% return	$1,000.00	$1,045.66	$4.43	0.86
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,068.32	$5.73	1.10
Class N-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Class I-actual return	$1,000.00	$1,069.85	$4.43	0.85
Class I-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85
Large Cap Value Fund
Class N-actual return	$1,000.00	$1,020.87	$5.60	1.10
Class N-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Class I-actual return	$1,000.00	$1,023.02	$4.33	0.85
Class I-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,052.51	$6.98	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.19	$6.95	1.35
Class I-actual return	$1,000.00	$1,054.32	$5.70	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,039.99	$6.94	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.19	$6.95	1.35
Class I-actual return	$1,000.00	$1,040.55	$5.66	1.10
Class I-hypothetical 5% return.	$1,000.00	$1,044.45	$5.67	1.10
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,060.76	$7.01	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.19	$6.95	1.35
Class I-actual return	$1,000.00	$1,062.54	$5.72	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,010.12	$7.09	1.40
Class N-hypothetical 5% return	$1,000.00	$1,042.94	$7.21	1.40
Class I-actual return	$1,000.00	$1,011.58	$5.83	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,014.40	$7.62	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$1,015.52	$6.35	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,014.92	$7.62	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$1,016.29	$6.25	1.23
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.34	1.23
Global Leaders Fund
Class N-actual return	$1,000.00	$992.40	$7.53	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$993.84	$6.28	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Institutional Class-actual return	$1,000.00	$993.68	$0.00	1.10
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Global Small Cap Growth Fund
Class N-actual return	$1,000.00	$992.11	$8.28	1.65
Class N-hypothetical 5% return	$1,000.00	$1,041.68	$8.49	1.65
Class I-actual return	$1,000.00	$994.49	$7.04	1.40
Class I-hypothetical 5% return	$1,000.00	$1,042.94	$7.21	1.40

210	Annual Report	December 31, 2014

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2014	12/31/2014	the Period (a)	Expense Ratio
International Leaders Fund
Class N-actual return	$1,000.00	$948.58	$7.12	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.69	$7.47	1.45
Class I-actual return	$1,000.00	$950.11	$5.90	1.20
Class I-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Institutional Class-actual return	$1,000.00	$950.30	$5.16	1.05
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.71	$5.41	1.05
International Equity Fund
Class N-actual return	$1,000.00	$926.31	$6.55	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.19	$6.95	1.35
Class I-actual return	$1,000.00	$927.67	$5.34	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Institutional International Equity Fund
Institutional Class-actual return	$1,000.00	$928.43	$4.86	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.96	$5.15	1.00
International Growth Fund
Class N-actual return	$1,000.00	$940.24	$7.04	1.44
Class N-hypothetical 5% return	$1,000.00	$1,042.74	$7.41	1.44
Class I-actual return	$1,000.00	$941.63	$5.58	1.14
Class I-hypothetical 5% return	$1,000.00	$1,044.25	$5.87	1.14
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$942.49	$4.75	0.97
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.11	$5.00	0.97
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$903.92	$7.58	1.58
Class N-hypothetical 5% return	$1,000.00	$1,042.04	$8.13	1.58
Class I-actual return	$1,000.00	$905.09	$6.15	1.28
Class I-hypothetical 5% return	$1,000.00	$1,043.55	$6.59	1.28
Institutional Class-actual return	$1,000.00	$906.42	$5.09	1.06
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.66	$5.46	1.06
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$962.46	$8.16	1.65
Class N-hypothetical 5% return.	$1,000.00	$1,041.68	$8.49	1.65
Class I-actual return	$1,000.00	$964.75	$6.93	1.40
Class I-hypothetical 5% return	$1,000.00	$1,042.94	$7.21	1.40
Institutional Class-actual return	$1,000.00	$965.25	$6.19	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$962.23	$8.11	1.64
Class N-hypothetical 5% return	$1,000.00	$1,041.73	$8.44	1.64
Class I-actual return	$1,000.00	$963.75	$6.93	1.40
Class I-hypothetical 5% return	$1,000.00	$1,042.94	$7.21	1.40
Institutional Class-actual return	$1,000.00	$963.99	$5.84	1.18
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.18
Emerging Markets Small Cap Growth Fund
Class N-actual return.	$1,000.00	$1,029.66	$8.44	1.65
Class N-hypothetical 5% return	$1,000.00	$1,041.68	$8.49	1.65
Class I-actual return	$1,000.00	$1,030.83	$7.17	1.40
Class I-hypothetical 5% return	$1,000.00	$1,042.94	$7.21	1.40
Institutional Class-actual return	$1,000.00	$1,031.35	$6.40	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Bond Fund
Class N-actual return	$1,000.00	$1,006.86	$3.29	0.65
Class N-hypothetical 5% return	$1,000.00	$1,046.72	$3.35	0.65
Class I-actual return	$1,000.00	$1,007.52	$2.53	0.50
Class I-hypothetical 5% return	$1,000.00	$1,047.48	$2.58	0.50
Institutional Class-actual return	$1,000.00	$1,008.27	$1.77	0.35
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.24	$1.81	0.35

December 31, 2014	William Blair Funds	211

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2014	12/31/2014	the Period (a)	Expense Ratio
Income Fund
Class N-actual return	$1,000.00	$1,004.33	$4.24	0.84
Class N-hypothetical 5% return	$1,000.00	$1,045.77	$4.33	0.84
Class I-actual return	$1,000.00	$1,005.68	$2.98	0.59
Class I-hypothetical 5% return	$1,000.00	$1,047.03	$3.04	0.59
Low Duration Fund
Class N-actual return	$1,000.00	$1,004.15	$3.54	0.70
Class N-hypothetical 5%	$1,000.00	$1,046.47	$3.61	0.70
Class I-actual return	$1,000.00	$1,003.84	$2.78	0.55
Class I-hypothetical 5%	$1,000.00	$1,047.23	$2.84	0.55
Institutional Class-actual return	$1,000.00	$1,005.67	$2.02	0.40
Institutional Class-hypothetical 5% return	$1,000.00	$1,047.98	$2.06	0.40
Ready Reserves Fund
Class N-actual return	$1,000.00	$1,000.05	$0.35	0.07
Class N-hypothetical 5% return	$1,000.00	$1,049.65	$0.36	0.07
Macro Allocation Fund (b)
Class N-actual return	$1,000.00	$980.01	$2.23	1.35
Class N-hypothetical 5%	$1,000.00	$1,047.74	$6.97	1.35
Class I-actual return	$1,000.00	$980.61	$1.77	1.07
Class I-hypothetical 5%	$1,000.00	$1,048.21	$5.52	1.07
Institutional Class-actual return	$1,000.00	$980.94	$1.46	0.88
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.53	$4.54	0.88

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184, and divided by 365 (to reflect the one-half year period).
(b)	The Macro Allocation Fund figures reflect the fiscal period from November 1, 2014 to December 31, 2014. Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, 61, divided by 365.

212	Annual Report	December 31, 2014

BOARD OF TRUSTEES
Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Retired Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Michelle R. Seitz, Chairman and President
Partner, William Blair & Company, L.L.C.
Thomas J. Skelly
Retired Managing Partner, Accenture U.S.
Richard W. Smirl, Senior Vice President
Partner, William Blair & Company L.L.C.
Officers
Michael P. Balkin, Senior Vice President
Stephanie G. Braming, Senior Vice President
Karl W. Brewer, Senior Vice President
Thomas Clarke, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Matthew A. Litfin, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
David P. Ricci, Senior Vice President
Brian D. Singer, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
David F. Hone, Vice President
Kathleen M. Lynch, Vice President
Paul J. Sularz, Vice President
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Investment Adviser
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Vedder Price P.C.
Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

December 31, 2014	William Blair Funds	213

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund	Global Small Cap Growth Fund	Income Fund
Large Cap Value Fund		Low Duration Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY
Mid Cap Value Fund	International Leaders Fund	MONEY MARKET
Small-Mid Cap Growth Fund	International Equity Fund	Ready Reserves Fund
Small-Mid Cap Value Fund	Institutional International Equity Fund
Small Cap Growth Fund	International Growth Fund	MULTI-ASSET AND
Small Cap Value Fund	Institutional International Growth Fund	ALTERNATIVE
	International Small Cap Growth Fund	Macro Allocation Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		222 West Adams Street
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Phillip O. Peterson, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2013 and 2014, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $647,000 and $708,600, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2013 and 2014, E&Y billed the Registrant $4,270 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses, semiannual reports and SEC filings. For the fiscal years ended December 31, 2013 and 2014, E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2013 and 2014, E&Y billed the Registrant $267,800 and $256,150, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through. For the fiscal years ended December 31, 2013 and 2014, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2013 and 2014, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2013 and 2014, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 20, 2015

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: February 20, 2015